As filed with the Securities and Exchange Commission on October 5, 2001
                                                       REGISTRATION NO. 333-[o]
-------------------------------------------------------------------------------


                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549
                                -----------

                                  FORM S-4
          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                                -----------

                              AUTONATION, INC.
           (Exact Name of Registrant as Specified in Its Charter)



      DELAWARE                      5511                    73-1105145
    (State or                 (Primary Standard               (I.R.S.
 Other Jurisdiction              Industrial                  Employer
   Incorporation or             Classification           Identification Number)
    Organization)                Code Number)

                                -----------

                            110 S.E. 6th Street
                       Fort Lauderdale, Florida 33301
 (Address, Including Zip Code, and Telephone Number, Including Area Code, of
                 Registrant's Principal Executive Offices)
                                -----------

                            Jonathan P. Ferrando
             Senior Vice President, General Counsel & Secretary
                            110 S.E. 6th Street
                       Fort Lauderdale, Florida 33301
                               (954) 769-6000
 (Name, Address, Including Zip Code, and Telephone Number, Including Area Code,
                           of Agent For Service)
                                -----------

                                 COPIES TO:

                               Gary P. Cullen
              Skadden, Arps, Slate, Meagher & Flom (Illinois)
                           333 West Wacker Drive
                             Chicago, IL 60606
                               (312) 407-0700
                                -----------


APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after this Registration Statement becomes effective.

         If the securities being registered on this form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box. |_|

         If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. |_|

         If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. |_|

                                -----------


                                                 CALCULATION OF REGISTRATION FEE
=======================================================================================================================
     Title Of Each Class Of         Amount To Be        Proposed Maximum         Proposed Maximum          Amount of
   Securities To Be Registered       Registered      Offering Price Per Unit (Aggregate Offering Price Registration Fee
-----------------------------------------------------------------------------------------------------------------------
9% Senior Notes Due 2008            450,000                  $1,000              $450,000,000              $112,500
-----------------------------------------------------------------------------------------------------------------------
Guarantees (2)                                --               --                      --                      --
=======================================================================================================================

(1) Estimated solely for the purpose of calculating the registration fee in accordance with Rule 457(f)(1).

(2) Each of the Guarantors (as defined) is registering a Guarantee (as defined) of the payment of the principal of, premium, if any, and interest on the notes being registered hereby. Pursuant to Rule 457(n) under the Securities Act of 1933, as amended, no registration fee is required with respect to the Guarantees.

  The Registrants hereby amend this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrants shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with
Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.



                      TABLE OF ADDITIONAL REGISTRANTS

                                                                    State or other
Exact Name of Registrant as Specified in its Charter and Address,   Jurisdiction of      Primary Standard
Including Zip Code, and Telephone Number, Including Area Code        Incorporation   Industrial Classification    I.R.S. Employer
of Registrant's Principal Executive Offices*                        or Organization         Code Number        Identification Number
------------------------------------------------------------------ ----------------- -----------------------------------------------
7 Rod Real Estate North, A Limited Liability Company                      WY                   6519                 84-1167321
7 Rod Real Estate South, A Limited Liability Company                      WY                   6519                 84-1167320
Abraham Chevrolet-Miami, Inc.                                             DE                   5511                 65-0802822
Abraham Chevrolet-Tampa, Inc.                                             DE                   5511                 65-0802820
ACER Fiduciary, Inc.                                                      DE                   6411                 65-0945065
Airport Dodge, Inc.                                                       FL                   5511                 65-1058721
Al Maroone Ford, LLC                                                      DE                   5511                 65-0944227
Albert Berry Motors, Inc.                                                 TX                   5511                 74-1487498
Allied 2000 Collision Center, Inc.                                        TX                   7538                 75-2639298
Allison Bavarian                                                          CA                   5511                 94-2707588
All-State Rent A Car, Inc.                                                NV                   6719                 88-0143152
American Way Motors, Inc.                                                 TN                   5511                 62-1333714
America's Car Stop                                                        CA                   5511                 94-3264409
AN/CF Acquisition Corp.                                                   DE                   5511                 65-0927849
AN/FGJE Acquisition Corp.                                                 DE                   5511                 65-0964276
AN/FMK Acquisition Corp.                                                  DE                   5511                 65-0978211
AN/MF Acquisition Corp.                                                   DE                   5511                 65-0961375
AN/MNI Acquisition Corp.                                                  DE                   5511                 65-1024377
AN/PF Acquisition Corp.                                                   DE                   5511                 65-0927848
AN/STD Acquisition Corp.                                                  DE                   5511                 65-0952134
Anderson Chevrolet                                                        CA                   5511                 94-1503305
Anderson Chevrolet  Los Gatos, Inc.                                       CA                   5511                 77-0262368
Anderson Cupertino, Inc.                                                  CA                   5511                 65-0770033
Anderson Dealership Group                                                 CA                   6719                 77-0417573
Anything on Wheels, Ltd.                                                  FL                   6719                 65-0715206
Appleway Chevrolet, Inc.                                                  WA                   5511                 91-0538143
Atrium Restaurants, Inc.                                                  FL                   5812                 59-2424477
Auto Ad Agency, Inc.                                                      MD                   7319                 52-1295158
Auto Advertising Services, Inc.                                           DE                   7319                 65-1008609
Auto Car, Inc.                                                            CA                   5511                 68-0129623
Auto Holding Corp.                                                        DE                   6719                 52-2107831
Auto Mission Ltd.                                                         CA                   5511                 94-3141092
Auto West, Inc.                                                           CA                   5511                 94-2946518
AutoNation Benefits Company, Inc.                                         FL                   8741                 34-1135160
AutoNation Chrysler Plymouth GP, Inc.                                     DE                   6719                 65-0957163
AutoNation Chrysler Plymouth Jeep of North Houston, L.P.                  TX                   5511                 65-0957160
AutoNation Chrysler Plymouth LP, Inc.                                     DE                   6719                 65-0957162
AutoNation Corporate Management Company                                   FL                   8721                 65-0629697
AutoNation Denver Management, Inc.                                        CO                   6719                 84-1216628
AutoNation Dodge of Pembroke Pines, Inc.                                  DE                   5511                 65-0948962
AutoNation Dodge of San Antonio, L.P.                                     TX                   5511                 65-0964579
AutoNation Dodge of San Antonio-GP, Inc.                                  DE                   6719                 65-0964574
AutoNation Dodge of San Antonio-LP, Inc.                                  DE                   6719                 65-0964580
AutoNation DS Investments, Inc.                                           TX                   6719                 65-0737774
AutoNation Enterprises Incorporated                                       FL                   6719                 65-0608578
AutoNation Financial Services Corp.                                       DE                   6159                 65-0725080
AutoNation Holding Corp.                                                  DE                   8741                 65-0723604
AutoNation Imports Northwest, Inc.                                        DE                   5511                 65-0934562
AutoNation Imports of Arapahoe                                            DE                   5511                 65-1137521
AutoNation Imports of Lithia Springs, Inc.                                DE                   5511                 65-1003051
AutoNation Imports of Longwood, Inc.                                      DE                   5511                 65-1032195
AutoNation Imports of Palm Beach, Inc.                                    DE                   5511                 65-1102140
AutoNation Imports of Winter Park, Inc.                                   DE                   5511                 65-1032110
AutoNation Insurance Company, Inc.                                        VT                   6411                 65-0908474
AutoNation LM Holding Corporation                                         DE                   8741                 65-0723608
AutoNation Motors Holding Corp.                                           DE                   8741                 65-1132563
AutoNation Motors of Lithia Springs, Inc.                                 DE                   5511                 65-1002966
AutoNation Realty Corporation                                             DE                   6519                 65-0711536
AutoNation USA Corporation                                                FL                   6519                 65-0608572
AutoNation USA of Perrine, Inc.                                           DE                   5511                 65-0899807
AutoNation USA of Virginia Beach, LLC                                     DE                   5511                 65-0893906
AutoNationDirect.com, Inc.                                                DE                   7319                 65-0945066
Bankston Auto, Inc.                                                       TX                   6719                 75-1336358
Bankston Chrysler Jeep of Frisco, L.P.                                    TX                   5511                 65-1052692
Bankston CJ GP, Inc.                                                      DE                   6719                 65-0932849
Bankston CJ LP, Inc.                                                      DE                   6719                 65-1052692
Bankston Ford of Frisco, Ltd. Co.                                         TX                   5511                 75-2529822
Bankston Nissan in Irving, Inc.                                           TX                   5511                 75-1325663
Bankston Nissan Lewisville, Inc.                                          DE                   5511                 65-0755949
Bargain Rent-A-Car                                                        CA                   5511                 95-3821161
Batfish Auto, LLC                                                         CO                   6719                 84-1268477
Batfish, LLC                                                              CO                   6719                 84-1261352
BBCSS, Inc.                                                               AZ                   6719                 58-2434441
Beach City Chevrolet Company, Inc.                                        CA                   5511                 95-1879646
Beacon Motors, Inc.                                                       FL                   5511                 65-0582254
Bell Dodge, L.L.C.                                                        DE                   5511                 52-2102862
Bengal Motor Company, Ltd                                                 FL                   5511                 59-2985277
Bengal Motors, Inc.                                                       FL                   6719                 65-0165367
Bill Ayares Chevrolet, Inc.                                               MD                   5511                 52-0579881
Bill Wallace Enterprises, Inc.                                            FL                   5511                 65-0613059
Bledsoe Dodge, LLC                                                        DE                   5511                 65-0944613
Bob Townsend Ford, Inc.                                                   DE                   5511                 31-0669965
Body Shop Holding Corp.                                                   DE                   6719                 52-2124065
BOSC Automotive Realty, Inc.                                              DE                   6519                 38-3262849
Brown & Brown Chevrolet - Superstition Springs, LLC                       AZ                   5511                 86-0904747
Brown & Brown Chevrolet, Inc.                                             AZ                   5511                 86-0128003
Brown & Brown Nissan Mesa, L.L.C                                          AZ                   5511                 86-0795376
Brown & Brown Nissan Inc.                                                 AZ                   5511                 86-0677220
B-S-P Automotive, Inc.                                                    TX                   6719                 75-1905123
Buick Mart, Inc.                                                          CA                   5511                 95-2260351
Buick Mart Limited Partnership                                            GA                   6719                 88-0377744
Bull Motors, LLC                                                          DE                   5511                 65-0944614
C. Garrett, Inc.                                                          CO                   6719                 84-1264053
Carlisle Motors, LLC                                                      DE                   5511                 65-0944616
Carwell, LLC                                                              DE                   5511                 65-0944617
C-Car Auto Wholesalers, Inc.                                              OK                   6719                 75-2691627
Central Motor Company, Ltd                                                FL                   5511                 65-0165224
Central Motors, Inc.                                                      FL                   6719                 65-0164841
Cerritos Body Works, Inc.                                                 CA                   7538                 33-0374316
Cerritos Imports, Inc.                                                    DE                   5511                 52-2119516
Champion Chevrolet, LLC                                                   DE                   5511                 65-0944618
Champion Ford, Inc.                                                       TX                   5511                 76-0171196
Champion Planning, Inc.                                                   TX                   6719                 76-0209411
Charlie Hillard, Inc.                                                     TX                   5511                 75-0922515
Charlie Thomas Auto Sales, Inc.                                           TX                   6719                 76-0548926
Charlie Thomas Chevrolet, Inc.                                            TX                   5511                 76-0006971
Charlie Thomas Chrysler-Plymouth, Inc.                                    TX                   5511                 76-0010351
Charlie Thomas' Courtesy Ford, Inc.                                       TX                   5511                 74-1624668
Charlie Thomas Courtesy Leasing, Inc.                                     TX                   7515                 74-1850452
Charlie Thomas Ford, Inc.                                                 TX                   5511                 74-1189752
Chesrown Auto, LLC                                                        DE                   5511                 65-0944619
Chesrown Chevrolet, LLC                                                   DE                   5511                 65-0944620
Chesrown Collision Center, Inc.                                           CO                   7538                 84-1358588
Chesrown Ford, Inc.                                                       CO                   5511                 84-1164224
Chevrolet World, Inc.                                                     FL                   5511                 59-2216673
Chuck Clancy Ford of Marietta, Inc.                                       GA                   5511                 58-1675636
Cleburne Motor Company, Inc.                                              TX                   5511                 75-1176012
Coastal Cadillac, Inc.                                                    FL                   5511                 59-3023188
Colonial Imports, Inc.                                                    FL                   6719                 59-2441958
Consumer Car Care Corporation                                             TN                   6719                 62-1151481
Contemporary Cars, Inc.                                                   FL                   5511                 59-1635976
Cook-Whitehead Ford, Inc.                                                 FL                   5511                 59-1165955
Cook-Whitehead Ford, LLC                                                  DE                   5511                 52-2135873
Corporate Properties Holding, Inc.                                        DE                   6519                 65-0948961
Costa Mesa Cars, Inc.                                                     CA                   5511                 33-0626084
Courtesy Auto Group, Inc.                                                 FL                   5511                 59-2360236
Courtesy Wholesale Corporation                                            FL                   6719                 65-0630718
Covington Pike Motors, Inc.                                               TN                   5511                 58-1366612
Credit Management Acceptance Corporation                                  FL                   6159                 59-3052102
Cross-Continent Auto Retailers, Inc.                                      DE                   6719                 75-2653095
CT Intercontinental, Inc.                                                 TX                   5511                 76-0222058
CT Motors, Inc.                                                           TX                   5511                 76-0387042
D/L Motor Company                                                         FL                   5511                 59-3237877
D/L Motor-HO, Inc.                                                        FL                   6719                    **
Deal Dodge of Des Plaines, Inc.                                           IL                   5511                 36-3862968
Dealership Accounting Services, Inc.                                      FL                   8721                 59-3138671
Dealership Properties, Inc.                                               NV                   6519                 74-2869002
Dealership Realty Corporation                                             TX                   6519                 76-0218062
Desert Buick-GMC Management Group, Inc.                                   NV                   6719                 88-0265699
Desert Buick-GMC Trucks, L.L.C.                                           DE                   5511                 52-2102859
Desert Chrysler-Plymouth, Inc.                                            DE                   5511                 88-0121640
Desert Dodge, Inc.                                                        NV                   5511                 88-0227814
Desert GMC, L.L.C.                                                        DE                   5511                 52-2102860
Desert GMC-East, Inc.                                                     NV                   6719                 88-0223845
Desert Lincoln-Mercury, Inc.                                              NV                   5511                 88-0168433
Dobbs Brothers Buick-Pontiac, Inc.                                        TN                   5511                 62-1038471
Dobbs Ford of Memphis, Inc.                                               DE                   5511                 65-1065025
Dobbs Ford, Inc.                                                          FL                   5511                 59-1584177
Dobbs Mobile Bay, Inc.                                                    AL                   5511                 62-1196110
Dobbs Motors of Arizona, Inc.                                             AZ                   5511                 93-0929951
Dodge of Bellevue, Inc.                                                   DE                   5511                 94-3009590
Don Mealey Chevrolet, Inc.                                                FL                   5511                 59-1553076
Don Mealey Imports, Inc.                                                  FL                   5511                 59-3099049
Don Mealey Oldsmobile, Inc.                                               FL                   5511                 59-3172140
Don-A-Vee Jeep-Eagle, Inc.                                                CA                   5511                 33-0203778
Downers Grove Dodge, Inc.                                                 DE                   5511                 36-2804667
Driver's Mart Worldwide, Inc.                                             VA                   6719                 38-3275555
Eastgate Ford, Inc.                                                       OH                   5511                 31-0736141
Ed Mullinax Ford, Inc.                                                    DE                   5511                 34-1543105
Ed Mullinax, Inc.                                                         DE                   6719                 34-1543133
Edgren Motor Company, Inc.                                                CA                   5511                 94-1561041
El Monte Imports, Inc.                                                    DE                   5511                 65-0881906
El Monte Motors, Inc.                                                     DE                   5511                 65-0881905
Elmhurst Auto Mall, Inc.                                                  IL                   5511                 36-4185090
Elmhurst Dodge, Inc.                                                      IL                   5511                 36-2474717
Emich Chrysler Plymouth, LLC                                              DE                   5511                 65-0944625
Emich Dodge, LLC                                                          DE                   5511                 65-0944626
Emich Lincoln-Mercury, Inc.                                               DE                   5511                 84-1041105
Emich Lincoln-Mercury, LLC                                                DE                   5511                 65-0944592
Emich Oldsmobile, LLC                                                     DE                   5511                 65-0944593
Emich Subaru West, LLC                                                    DE                   5511                 65-0944597
Empire Services Agency, Inc.                                              FL                   6719                 65-0309882
Financial Services, Inc.                                                  TX                   6159                 76-2195488
First Team Automotive Corp.                                               DE                   6719                 59-3440254
First Team Cadillac-Oldsmobile, LLC                                       DE                   5511                 52-2135878
First Team Ford of Manatee, Ltd.                                          FL                   5511                 59-3446538
First Team Ford, Ltd                                                      FL                   5511                 59-3366156
First Team Imports, Ltd.                                                  FL                   6719                 59-3298470
First Team Infiniti, Ltd.                                                 FL                   6719                 59-2927254
First Team Jeep Eagle, Chrysler-Plymouth, Ltd.                            FL                   5511                 59-3446556
First Team Management, Inc.                                               FL                   6719                 59-2714981
First Team Premier, Ltd.                                                  FL                   6719                 59-3392621
Fit Kit, Inc.                                                             CA                   5511                 33-0115670
Flemington Land Rover, LLC                                                DE                   5511                 65-0944600
Florida Auto Corp.                                                        DE                   6719                 65-0837116
Ford of Garden Grove Limited Partnership                                  GA                   6719                 88-0377746
Ford of Kirkland, Inc.                                                    WA                   5511                 91-1425985
Fox Buick/Isuzu, Inc.                                                     MD                   5511                 52-1713116
Fox Chevrolet, Inc.                                                       MD                   5511                 52-0845653
Fox Hyundai, Inc.                                                         MD                   5511                 52-1429424
Fox, Inc.                                                                 MD                   5511                 52-1264123
Fred Oakley Motors, Inc.                                                  DE                   5511                 75-1524534
Ft. Lauderdale Nissan, Inc.                                               FL                   5511                 65-0273822
G.B. Import Sales & Service, LLC                                          DE                   5511                 65-0944605
Gene Evans Ford, LLC                                                      DE                   5511                 65-0944608
George Sutherlin Nissan, Inc                                              GA                   5511                 58-2062167
Golf Mill Ford, Inc.                                                      DE                   5511                 36-3087611
Government Blvd. Motors, Inc.                                             AL                   5511                 62-1502108
Gulf Management, Inc.                                                     FL                   5511                 59-3023188
Hayward Dodge, Inc.                                                       DE                   5511                 94-1689551
Hillard Auto Group, Inc.                                                  TX                   6719                 75-1965005
Hollywood Imports Limited, Inc.                                           FL                   5511                 59-2025810
Hollywood Kia, Inc.                                                       FL                   5511                 65-0619873
Horizon Chevrolet, Inc.                                                   OH                   5511                 34-1245635
House of Imports, Inc.                                                    CA                   5511                 95-2498811
Houston Auto Imports Greenway, Ltd.                                       TX                   5511                 65-0954426
Houston Auto Imports North, Ltd.                                          TX                   5511                 65-0954425
Houston Imports Greenway-GP, Inc.                                         DE                   6719                 65-0952169
Houston Imports Greenway-LP, Inc.                                         DE                   6719                 65-0959312
Houston Imports North-GP, Inc.                                            DE                   6719                 65-0952170
Houston Imports North-LP, Inc.                                            DE                   6719                 65-0959311
H's Auto Body, Inc.                                                       DE                   7538                 65-0935702
Hub Motor Co.                                                             GA                   5511                 58-1091502
Irvine Imports, Inc.                                                      CA                   5511                 33-0374310
Irvine Toyota/Nissan/Volvo Limited Partnership                            GA                   6719                 88-0377749
Jemautco, Inc.                                                            OH                   6719                 31-1153168
Jerry Gleason Chevrolet, Inc.                                             IL                   5511                 36-2840037
Jerry Gleason Dodge, Inc.                                                 IL                   5511                 36-4074146
Jim Quinlan Chevrolet Co.                                                 DE                   5511                 59-1055603
Jim Quinlan Ford Lincoln-Mercury, Inc.                                    FL                   5511                 59-2690846
Joe MacPherson Ford                                                       CA                   5511                 33-0180618
Joe MacPherson Imports No.1                                               CA                   5511                 33-0745137
Joe MacPherson Infiniti                                                   CA                   5511                 33-0127306
Joe MacPherson Oldsmobile                                                 CA                   5511                 33-0293599
John M. Lance Ford, LLC                                                   DE                   5511                 65-0944184
J-R Advertising Company                                                   CO                   7319                 84-1177523
J-R Motors Company Central LLC                                            CO                   5511                 84-1297225
J-R Motors Company North                                                  CO                   5511                 84-1167355
J-R Motors Company South                                                  CO                   5511                 84-1167319
J-R-M Motors Company Northwest, LLC                                       CO                   5511                 84-1363627
JRJ Investments, Inc.                                                     NV                   5511                 88-0199942
Kelnat Advertising, Ltd. Co.                                              FL                   7319                 59-2682744
Kenyon Dodge, Inc.                                                        FL                   5511                 59-0479520
King's Crown Ford, Inc.                                                   DE                   5511                 59-2018826
Kirkland Pontiac-Buick-GMC, Inc.                                          WA                   5511                 91-1739519
KLJ of Nevada, Inc.                                                       NV                   6719                 88-0384410
L.P. Evans Motors WPB, Inc.                                               FL                   5511                 59-0684221
L.P. Evans Motors, Inc.                                                   FL                   5511                 59-0601584
Lance Children, Inc.                                                      OH                   6519                 34-1789728
Les Marks Chevrolet, Inc.                                                 TX                   5511                 76-0375065
Lew Webb's Ford, Inc.                                                     CA                   5511                 33-0677560
Lew Webb's Irvine Nissan, Inc.                                            CA                   5511                 33-0374313
Lexus of Cerritos Limited Partnership                                     GA                   6519                 88-0378242
LGS Holding Company                                                       DE                   6719                 65-0711531
Lou Grubb Chevrolet, L.L.C.                                               DE                   5511                 52-2012866
Lou Grubb Chevrolet-Arrowhead, Inc.                                       DE                   5511                 91-1933520
Lou Grubb Ford, L.L.C.                                                    DE                   5511                 52-2102864
Lovern, Inc.                                                              FL                   6719                 65-0000148
MC/RII, LLC                                                               OH                   5511                      **
M S and S Toyota, Inc.                                                    FL                   5511                 59-1968718
MacHoward Leasing                                                         CA                   5511                 95-2267692
MacPherson Enterprises, Inc.                                              CA                   5511                 95-2706038
Magic Acquisition Corp.                                                   DE                   5511                 65-0711428
Manhattan Motors, Inc.                                                    CA                   5511                 95-3867937
Marks Family Dealerships, Inc.                                            TX                   5511                 74-1405873
Marks Transport, Inc.                                                     TX                   5511                 76-0444883
Maroone Car and Truck Rental Company                                      FL                   7514                 65-0371429
Maroone Chevrolet Ft. Lauderdale, Inc.                                    FL                   5511                 65-0721018
Maroone Chevrolet, LLC                                                    DE                   5511                 65-0944183
Maroone Dodge, LLC                                                        DE                   5511                 65-0944181
Maroone Dodge Pompano, Inc.                                               FL                   5511                 65-0721014
Maroone Ford, LLC                                                         DE                   5511                 65-0944179
Maroone Isuzu, LLC                                                        DE                   5511                 65-0944178
Maroone Jeep-Eagle, Inc.                                                  DE                   5511                 65-0797301
Maroone Management Services, Inc                                          FL                   6719                 65-0721017
Maroone Oldsmobile II, Inc.                                               DE                   5511                 65-0725800
Maroone Oldsmobile, LLC                                                   DE                   5511                 52-2135875
Marshall Lincoln-Mercury, Inc.                                            CO                   5511                 84-1382739
Mealey Holdings, Inc.                                                     FL                   6719                 59-3280283
Mechanical Warranty Protection, Inc.                                      FL                   6411                 65-0062054
Metro Chrysler Jeep, Inc.                                                 FL                   5511                 59-3002195
Midway Chevrolet, Inc.                                                    TX                   5511                 75-1631858
Mike Hall Chevrolet, Inc.                                                 DE                   5511                 74-1940031
Mike Shad Chrysler Plymouth Jeep Eagle, Inc.                              FL                   5511                 65-0731779
Mike Shad Ford, Inc.                                                      FL                   5511                 65-0730472
Miller-Sutherlin Automotive, LLC                                          DE                   5511                 65-0944177
Mission Blvd. Motors, Inc.                                                CA                   5511                 94-3179980
Mr. Wheels, Inc.                                                          CA                   5511                 95-3050274
Mullinax East, Inc.                                                       DE                   5511                 34-1543140
Mullinax Ford North Canton, Inc.                                          OH                   5511                 34-1706005
Mullinax Ford South, Inc.                                                 FL                   5511                 59-2745619
Mullinax Lincoln-Mercury, Inc.                                            DE                   5511                 34-1555317
Mullinax Management, Inc.                                                 DE                   6719                 34-1543139
Mullinax of Mayfield, Inc.                                                OH                   5511                 34-1032543
Mullinax Used Cars, Inc.                                                  OH                   5521                 34-1663489
Newport Beach Cars, LLC                                                   DE                   5511                 65-0944175
Nichols Ford, Inc.                                                        TX                   5511                 75-2345233
Nissan of Brandon, Inc.                                                   FL                   5511                 59-2872723
Northpoint Chevrolet, Inc.                                                DE                   5511                 52-2124967
Northpoint Ford, Inc.                                                     DE                   5511                 65-0964278
Northwest Financial Group, Inc.                                           WA                   5511                 91-1666832
Ontario Dodge, Inc.                                                       CA                   5511                 33-0380793
Orange County Automotive Imports, LLC                                     DE                   5511                 65-0944636
Orlando Imports, Inc.                                                     DE                   5511                 52-2104777
Payton-Wright Ford Sales, Inc.                                            TX                   5511                 75-1231297
Peyton Cramer Automotive                                                  CA                   5511                 33-0612289
Peyton Cramer Ford                                                        CA                   5511                 95-3410394
Peyton Cramer Infiniti                                                    CA                   5511                 33-0567152
Peyton Cramer Jaguar                                                      CA                   5511                 33-0567150
Peyton Cramer Lincoln-Mercury                                             CA                   5511                 33-0679879
Pierce Automotive Corporation                                             AZ                   6719                 86-0811184
Pierce, LLC                                                               DE                   5511                 65-0944638
Pitre Buick-Pontiac-GMC of Scottsdale, Inc.                               DE                   5511                 86-0928953
Pitre Chrysler-Plymouth-Jeep of Bell, Inc.                                DE                   5511                 86-0928950
Pitre Chrysler-Plymouth-Jeep of Scottsdale, Inc.                          DE                   5511                 86-0928955
Pitre Isuzu-Subaru-Hyundai of Scottsdale, Inc.                            DE                   5511                 86-0928952
Pitre Kia of Scottsdale, Inc.                                             DE                   5511                 86-0928954
Plains Chevrolet, Inc.                                                    TX                   5511                 75-1057395
PMWQ, Inc.                                                                NV                   6719                 75-2748417
PMWQ, Ltd.                                                                TX                   6719                 75-2748419
Port City Imports, Inc.                                                   TX                   5511                 74-2403712
Port City Imports-HO, Inc.                                                TX                   6719                 58-2490117
Port City Pontiac-GMC Trucks, Inc.                                        TX                   5511                 74-2481788
Prime Auto Resources, Inc.                                                CA                   6719                 33-0718037
Quality Nissan, Inc.                                                      TX                   5511                 75-1847218
Quantum Premium Finance Corporation                                       FL                   6159                 65-0362902
Quinlan Motors, Inc.                                                      FL                   5511                 59-3268936
R. Coop Limited                                                           CO                   6719                 84-1251979
R.L. Buscher II, Inc.                                                     CO                   6719                 84-1171763
R.L. Buscher III, Inc.                                                    CO                   6719                 84-1171764
Real Estate Holdings, Inc.                                                FL                   6519                 65-0789583
Republic Anderson Investment Group, Inc.                                  CA                   6159                 65-0829923
Republic DM Property Acquisition Corp.                                    DE                   6519                 52-2099740
Republic Resources Company                                                DE                   8741                 51-0370517
Republic Risk Management Services, Inc.                                   FL                   8741                 65-0782124
Republic of Rochester, Inc.                                               DE                   6719                 52-2124968
Resources Aviation, Inc.                                                  FL                   4522                 65-0858501
RI Merger Corp.                                                           CO                   6719                 84-1492421
RI Shelf Corp.                                                            DE                   6719                 65-0772300
RI/ASC Acquisition Corp.                                                  DE                   7538                 84-1491657
RI/BB Acquisition Corp.                                                   DE                   7538                 52-2127466
RI/BBNM Acquisition Corp                                                  AZ                   6719                 86-0914399
RI/BRC Real Estate Corp.                                                  CA                   6519                 65-0942312
RI/CC Acquisition Corp.                                                   DE                   6719                 65-0772227
RI/DM Acquisition Corp.                                                   DE                   6719                 52-2099741
RI/HGMC Acquisition Corp.                                                 DE                   5511                 52-2110003
RI/Hollywood Nissan Acquisition Corp.                                     DE                   5511                 65-0784675
RI/LLC Acquisition Corp.                                                  CO                   6719                 84-1268477
RI/LLC-2 Acquisition Corp.                                                CO                   6719                 84-1459544
RI/PII Acquisition Corp.                                                  DE                   5511                 52-2124965
RI/RMC Acquisition Corp                                                   DE                   5511                 52-2109998
RI/RMP Acquisition Corp.                                                  DE                   5511                 52-2109996
RI/RMT Acquisition Corp.                                                  DE                   5511                 52-2110000
RI/SBC Acquisition Corp.                                                  DE                   7538                 52-2124051
RI/WFI Acquisition Corporation                                            DE                   5511                 52-2124969
RII Management Company                                                    DE                   8741                 52-2107830
Rosecrans Investments, LLC                                                DE                   6719                 65-1093600
Roseville Motor Corporation                                               CA                   5511                 94-2922942
RRM Corporation, Inc.                                                     DE                   8721                 52-2007719
RSHC, Inc.                                                                DE                   6411                 65-0908475
Sahara Imports, Inc.                                                      NV                   5511                 86-0869592
Sahara Nissan, Inc.                                                       NV                   5511                 88-0133547
Santa Ana Auto Center                                                     CA                   5511                 33-0103746
Saul Chevrolet, Inc.                                                      CA                   5511                 33-0507627
SCM Realty II, Inc.                                                       FL                   6519                 65-0611002
SCM Realty, Inc.                                                          FL                   6519                 59-2640748
Service Station Holding Corp.                                             DE                   6719                 65-0899829
SGSCP Limited Partnership                                                 FL                   6719                 59-3143533
Shamrock Ford, Inc.                                                       CA                   5511                 94-2220473
Six Jays LLC                                                              CO                   6719                 84-1364768
SMI Motors, Inc.                                                          CA                   5511                 95-4399082
Smythe European, Inc.                                                     CA                   5511                 94-2633163
Southeast Lease Car, Inc.                                                 FL                   7515                 59-2449372
Southtown Ford, Inc.                                                      TX                   5511                 75-6870080
Southwest Dodge, LLC                                                      DE                   5511                 65-0944643
Spit Fire Properties, Inc.                                                FL                   6519                 59-2484224
Spokane Mitsubishi Dealers Advertising Association, Inc.                  WA                   7319                 58-2455403
Star Motors, LLC                                                          DE                   5511                 65-0944646
Steakley Chevrolet, Inc.                                                  TX                   5511                 75-1091508
Steeplechase Motor Company                                                TX                   6519                 76-0244476
Steve Moore Chevrolet Delray, LLC                                         DE                   5511                 65-0944647
Steve Moore Chevrolet, LLC                                                DE                   5511                 65-0944670
Steve Moore, LLC                                                          DE                   5511                 52-2135868
Steve Moore's Buy-Right Auto Center, Inc.                                 FL                   5511                 65-0192329
Steve Rayman Pontiac-Buick-GMC-Truck, LLC                                 DE                   5511                 65-0944669
Stevens Creek Motors, Inc.                                                CA                   5511                 94-3010181
Sunrise Nissan of Jacksonville, Inc.                                      FL                   5511                 59-3427446
Sunrise Nissan of Orange Park, Inc.                                       FL                   5511                 59-1357686
Sunset Pontiac-GMC Truck South, Inc.                                      FL                   5511                 59-3128431
Sunset Pontiac-GMC, Inc.                                                  MI                   5511                 38-1919584
Superior Nissan, Inc.                                                     NC                   5511                 62-1306501
Sutherlin Chrysler-Plymouth Jeep-Eagle, LLC                               DE                   5511                 65-0944667
Sutherlin Imports, Inc.                                                   GA                   5511                 58-1673384
Sutherlin Imports, LLC                                                    DE                   5511                 65-0944664
Sutherlin Nissan of Town Center, Inc.                                     GA                   5511                 58-2241820
Sutherlin Nissan, LLC                                                     DE                   5511                 65-0944665
Tallahassee Automotive Group, Inc.                                        FL                   6719                 59-3280286
Tallahassee Chrysler Plymouth, Inc.                                       FL                   6719                 59-3130547
Tartan Advertising, Inc.                                                  CA                   7319                 33-0191704
Tasha Incorporated                                                        CA                   6719                 94-2512050
Taylor Jeep Eagle, LLC                                                    DE                   5511                 65-0944662
Team Dodge, Inc.                                                          DE                   5511                 65-1040982
Terry York Motor Cars, Ltd.                                               CA                   5511                 95-3549353
Texan Ford Sales, Inc.                                                    TX                   5511                 75-2007516
Texan Ford, Inc.                                                          TX                   5511                 76-0207034
Texan Lincoln-Mercury, Inc.                                               DE                   5511                 76-0489587
T-Five, Inc.                                                              MI                   5511                 38-2551793
The Consulting Source, Inc.                                               FL                   8741                 59-2183874
The Pierce Corporation II, Inc.                                           AZ                   6719                 86-0743383
Torrance Nissan, LLC                                                      DE                   5511                 65-0944661
Tousley Ford, Inc.                                                        MN                   5511                 41-0609970
Town & Country Chrysler Jeep, Inc.                                        DE                   5511                 91-1197824
Toyota Cerritos Limited Partnership                                       GA                   6519                 88-0377743
Triangle Corporation                                                      DE                   8741                 52-2025037
T-West Sales & Service, Inc.                                              NV                   5511                 88-0235466
Valencia Dodge                                                            CA                   5511                 95-3935812
Valencia Lincoln-Mercury, Inc.                                            DE                   5511                 65-0730303
Valley Chevrolet, Inc.                                                    MD                   5511                 52-0728314
Vanderbeek Motors, Inc.                                                   CA                   5511                 94-2494800
Vanderbeek Olds/GMC Truck, Inc.                                           CA                   5511                 68-0072435
Village Motors, LLC                                                       DE                   5511                 65-0944660
Vince Wiese Chevrolet, Inc.                                               DE                   5511                 95-2703429
W.O. Bankston Enterprises, Inc.                                           DE                   6719                 75-2296087
W.O. Bankston Lincoln-Mercury, Inc.                                       DE                   5511                 75-1053127
W.O. Bankston Nissan, Inc.                                                TX                   5511                 75-1279211
W.O. Bankston Paint and Body, Inc.                                        TX                   7538                 75-1723194
Wallace Dodge, LLC                                                        DE                   5511                 65-0944659
Wallace Ford, LLC                                                         DE                   5511                 65-0944659
Wallace Imports, Inc.                                                     FL                   6719                 59-2326469
Wallace Lincoln-Mercury, LLC                                              DE                   5511                 65-0944657
Wallace Nissan, LLC                                                       DE                   5511                 65-0944655
Webb Automotive Group, Inc.                                               CA                   6719                 33-0338459
West Colton Cars, Inc.                                                    CA                   5511                 77-0428114
West Side Motors, Inc.                                                    TN                   5511                 62-1030139
Westgate Chevrolet, Inc.                                                  TX                   5511                 75-1324586
Woody Capital Investment Company II                                       CO                   6719                 84-1167986
Woody Capital Investment Company III                                      CO                   6719                 84-1167988
Working Man's Credit Plan, Inc.                                           TX                   6719                 75-2458731
York Enterprises South, Inc.                                              CA                   5511                 33-0419789


--------------
*  All Additional Registrants have the following principal executive office:

   c/o AutoNation, Inc.
   110 S.E. 6th Street
   Fort Lauderdale, Florida 33301
   (954) 769-6000

** Applied For


This preliminary prospectus is not complete and may be changed. These securities may not be sold until the registration statement filed with the Securities and Exchange Com- mission is effective. This preliminary prospectus is not an offer to sell nor does it seek an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.


                Subject to Completion, dated October 5, 2001


                             AUTONATION[symbol]

                             Offer to Exchange
                  All Outstanding 9% Senior Notes Due 2008
                ($450,000,000 Principal Amount Outstanding)
                                    for
                          9% Senior Notes Due 2008

         The exchange offer and withdrawal rights will expire at 12:00 midnight, New York City time, on , 2002, unless we extend the offer.
                             -----------------

         AutoNation, Inc. will exchange $1,000 in principal amount of its 9% senior notes due 2008 (the "exchange notes") for each $1,000 in principal amount of its currently outstanding 9% senior notes due 2008 (the "outstanding notes") (the outstanding notes and the exchange notes are collectively referred to as the "notes") that is validly tendered and accepted by AutoNation in the exchange offer.

                             -----------------

         AutoNation will accept for exchange any and all of the outstanding notes that are validly tendered prior to 12:00 midnight, New York City time, on , 2002. The exchange offer is not conditioned on any minimum principal amount of outstanding notes being tendered for exchange. The exchange offer is, however, subject to other terms and conditions described in this prospectus, which you should read carefully. Neither AutoNation nor any of its officers or directors makes any recommendation as to whether or not you should tender your outstanding notes in the exchange offer. You must make your own decision after reading this document, including the discussion entitled "Risk Factors" beginning on page 16, and consulting with your advisors based on your own financial position and requirements. All persons holding outstanding notes are eligible to participate in the exchange offer if they tender their outstanding notes in a jurisdiction where the exchange offer is permitted under local law.

                             -----------------

                  Investing in the notes involves risks. See "Risk Factors" beginning on page 16.

                             -----------------

Neither the Securities and Exchange Commission nor any federal or state securities commission or regulatory authority has approved or disapproved of these securities or determined if this prospectus is truthful or adequate. Any representation to the contrary is a criminal offense.

                      Prospectus dated          , 2001



                             TABLE OF CONTENTS

                                                                          Page

Summary  ...................................................................1
Risk Factors...............................................................16
Information Regarding Forward-looking Statements...........................27
The Exchange Offer.........................................................28
Use of Proceeds............................................................39
Capitalization.............................................................39
Selected Consolidated Financial Data.......................................40
Management's Discussion and Analysis of Financial
Condition and Results of Operations........................................42
Business...................................................................64
Management.................................................................78
Security Ownership.........................................................82
Certain Transactions.......................................................85
Description of Certain Other Indebtedness..................................87
Description of the Notes...................................................91
Material United States Federal Income Tax Considerations..................139
Plan of Distribution......................................................140
Legal Matters.............................................................142
Experts...................................................................142
Where You Can Find More Information.......................................143
Index to Consolidated Financial Statements................................F-1

                                -----------

         In this prospectus, unless otherwise stated, "AutoNation," "the company," "we," "us" and "our" refer to AutoNation, Inc. and its subsidiaries.

         This prospectus also contains product names, trade names and trademarks of other companies.
                                -----------

         This document incorporates by reference important business, financial and other information about us that is not included in or delivered with this document. Documents incorporated by reference are available to AutoNation noteholders without charge, excluding all exhibits, unless specifically incorporated by reference as exhibits in this document. See "Where You Can Find More Information" on page 143 for a list of documents that have been incorporated by reference into this document. Requests for these documents should be directed to us at the following address and telephone number:

                              AutoNation, Inc.
                              AutoNation Tower
                            110 S.E. 6th Street
                       Fort Lauderdale, Florida 33301
                  Attn: Investor Relations (954) 769-7339

         If you would like to request copies of these documents, please do so by , 2002 in order to receive them before the expiration of the exchange offer. In the event we extend the exchange offer, you must submit your request to receive these documents at least five business days before the expiration date, as extended.



                                  SUMMARY

         The following summary is qualified in its entirety by the more detailed information included elsewhere or incorporated by reference in this prospectus. Because this is a summary, it may not contain all the information that may be important to you. You should read this entire document and the documents to which we have referred you in the section entitled "Where You Can Find More Information" on page 143, as well as the information incorporated by reference, before making an investment decision.

                                Our Business

         We are the largest automotive retailer in the United States. As of August 31, 2001, we owned and operated 367 new vehicle franchises from 277 dealerships located in major metropolitan markets in 17 states, predominantly in the Sunbelt region of the United States. Our dealerships sell new and used vehicles. In addition, we offer financing for vehicle purchases, extended service contracts and insurance products, as well as other aftermarket products such as vehicle accessories. We provide a wide range of vehicle maintenance and repair services and operate collision repair centers in most of our key markets. We offer a full range of 35 different vehicle brands. The core brands of vehicles that we sell, representing almost 90% of the new vehicles that we sold in 2000, are Ford (Ford, Lincoln and Mercury), General Motors (Chevrolet, Pontiac, GMC and Buick), Chrysler (Chrysler, Jeep and Dodge), Toyota, Nissan and Honda. We also sell several luxury vehicle brands including Mercedes-Benz, BMW, Lexus and Porsche. For the twelve months ended June 30, 2001, we had revenue of $19.9 billion and earnings before interest expense, income taxes, depreciation and amortization from continuing operations ("EBITDA") of $877.3 million. Our common stock is traded on the New York Stock Exchange under the symbol "AN." As of August 31, 2001, we had an equity market capitalization of approximately $3.6 billion. We are a Fortune 100 company, ranking 83rd in terms of revenue on the 2000 list.

                               Our Strengths

         We believe that our principal strengths include the following:

         Industry and Market Leadership. We are the largest automotive retailer in a highly fragmented industry. Our 2000 revenue was larger than all other public automotive retailers' 2000 revenue combined and our equity market value at August 31, 2001 was nearly twice that of all other public automotive retailers combined. In addition to the size of our dealership operations, we believe that we own some of the most recognizable and well-known dealerships in our key markets. We are also a leading automotive retailer in our key markets in terms of market share and brands offered. We believe that the significant scale of our operations and the quality of our managerial talent allow us to achieve efficiencies in our key markets by, among other things, reducing redundant operating expenses, improving asset management and implementing and sharing best practices across our dealerships.

         Diversified Revenue Streams and Variable Expense Structure. We offer a diversified range of automotive products and services beyond new vehicles, such as used vehicles, vehicle maintenance and repair services, extended service contracts and insurance products, and other aftermarket products. We believe demand for these additional products and services, which generally produce higher gross margins as a percentage of revenue than sales of new vehicles, is less impacted by economic cycles than demand for new vehicles. We believe this decreases our vulnerability to adverse economic cycles.

         The following chart illustrates the revenue and gross margin contributions of each component of our business for the twelve months ended June 30, 2001:

                             [GRAPHIC OMITTED]

During the twelve months ended June 30, 2001, 66.5% of our total gross margin originated from sales of used vehicles, parts and service, finance and insurance products, and other aftermarket products, while these products and services accounted for only 40.0% of our total revenue. Further, we believe that the diversification of our portfolio of dealerships in terms of geography and brand representation will help us weather adverse local or regional economic cycles or problems associated with a particular brand of vehicles.

         We believe that our cost structure also decreases our vulnerability to adverse economic cycles. A significant percentage of our costs are variable, which we expect will permit us to react quickly to changing economic conditions.

         Strong Management with Experience in the Industry. We have a strong senior management team with extensive experience in automotive retailing and manufacturing. Our Chief Executive Officer, Mike Jackson, has 30 years of experience in the industry, most recently serving as the President and Chief Executive Officer of Mercedes-Benz, USA, Inc. prior to joining us in 1999. Mr. Jackson also served as the managing partner of Euro Motorcars, an automotive retailer in Bethesda, Maryland, for over ten years. Our President and Chief Operating Officer, Michael E. Maroone, has over 25 years of experience in the automotive retailing industry. Prior to our 1997 acquisition of the Maroone Automotive Group, which was one of the largest privately-held automotive retail groups in the United States, Mr. Maroone served as its President and Chief Executive Officer for over 20 years. The senior management of our ten operating districts also reflects the significant depth of our experience, with our district managers having on average more than 20 years of experience in automotive retailing, primarily within the local markets that they manage.

         Leading Automotive e-Commerce Platform. We believe that the scale of our bricks-and- mortar operations and our existing e-commerce infrastructure, including our operation of the largest independent automotive retailing website, AutoNation.com, uniquely position us to capitalize on trends in the automotive retail e-commerce marketplace by giving us the greatest capacity to both obtain and fulfill customer leads generated on-line. For the twelve months ended June 30, 2001, our dealerships sold approximately 67,000 units and generated in excess of $1.6 billion in sales via the internet sales channel. We also have relationships with prominent consumer portals such as Microsoft's MSN Carpoint and America Online, as well as other customer lead generators, to purchase high quality leads, and our proprietary software facilitates our dealerships' fulfillment of these leads. We have lead referral agreements with approximately 3,000 franchises operating from more than 1,750 independent dealerships in 47 states to distribute leads that are outside the scope of our dealerships' operations. According to a survey by J.D. Power and Associates dated June 20, 2001, AutoNation.com ranked highest in overall dealer satisfaction based on evaluations by internet managers of various dealership on-line buying services.

                                Our Strategy

         Our business strategy consists of the following key elements:

         Expand Our Margins

         While new vehicle sales will continue to be a significant component of our operations, we are focused on developing the areas of our automotive retailing business that produce higher margins than new vehicle sales, such as parts and service sales, used vehicle sales, and sales of finance and insurance, and other aftermarket products. We are emphasizing these higher-margin areas of our business with the following strategic initiatives:

         o        Parts and Service Sales and Collision Repair Services:
                  Increasing our parts and service sales by, among other things, (1) implementing our team-based service process in our service facilities and our cycle time solution in our collision centers, (2) executing comprehensive parts and service marketing programs, (3) assuring that our dealerships' parts requirements are fulfilled internally and (4) developing relationships with national insurance companies to enhance our collision repair services.

         o Used Vehicle Sales: Leveraging our significant scale in our key markets to improve our used vehicle business by
                  (1) completing the implementation of our advanced vehicle inventory management system at each of our dealerships,
                  (2) implementing comprehensive marketing programs in each of our districts, (3) dedicating specific management personnel at the district level to optimize our operations and (4) adopting standardized operating policies at our dealerships based on our dealerships' best practices.

         o        Finance and Insurance and Other Aftermarket Product
                  Sales: Improving our finance and insurance and other aftermarket product business by (1) ensuring a high level of compliance with our standard operating practices, such as the use of our customer-friendly "full-disclosure" finance and insurance menu, (2) increasing sales at our dealerships of finance and insurance products offered and focusing on our underperforming dealerships and (3) promoting further consolidation of the retail finance sources for our customers' vehicle purchases.

         Improve Our Operating Efficiency

         We are leveraging our status as the largest automotive retailer in the United States to further improve our cost structure and the utilization of our assets. We are focusing on the following key initiatives to achieve these goals:

         o Reduce Days Supply of New and Used Vehicles: Decreasing the days supply of vehicle inventory that we have at any given time at our dealerships in order to reduce our carrying costs. We plan to achieve this by (1) using our web-based tracking system to enable us to more closely monitor our inventories, (2) establishing days supply targets for each of our vehicle models, (3) managing our new and used vehicle inventories across the dealerships within each of our markets to optimize inventory turnover and (4) focusing our inventory purchasing on the more popular model packages.

         o Decrease Time to Convert Receivables into Cash: Focusing on decreasing the amount of time that our dealerships take to receive payment on retail receivables (or "contracts-in-transit") by (1) adopting best practices concerning sales and contracts- in-transit flow processing, (2) developing and using a web-based tool to monitor our dealerships' contracts-in-transit and (3) developing relationships with preferred lenders who can expeditiously process our dealerships' contracts-in-transit.

         Effectively Use Free Cash Flow

         A key component of our strategy is to maximize the return on investment generated by the use of the free cash flow that our business generates. We expect to use our free cash flow to make capital investments in our current businesses and to complete strategic dealership acquisitions in our key markets. When dealership acquisitions are unavailable or do not provide us with an adequate return on our investment, we may use our free cash flow to prudently repurchase our common stock pursuant to our Board-authorized share repurchase program, subject to limitations contained in the indenture with respect to the notes and our credit agreements for our two senior secured revolving credit facilities.

         Grow Our e-Commerce Business

         According to industry analysts, the majority of new car buyers nationwide will consult the Internet for new car information. The Internet is generating better-informed customers and improving the efficiency of the sales process. During 2000, we developed relationships with certain internet service providers and websites, including Microsoft's MSN Carpoint and America Online, as well as other parties, to purchase leads or referrals of customers who are shopping for a vehicle. Using our proprietary software and our website, AutoNation.com, we provide these customer leads to our dealerships for fulfillment to the greatest extent possible. Specially-trained internet sales personnel at our dealerships then use our internet-based system to respond to customer inquiries, which can be made 24 hours a day, seven days a week. During the first six months of 2001, our average customer response time during business hours was approximately 38 minutes, which is well below reported industry average response times.

         Beginning in 2000, we entered into lead referral agreements with independent dealers to distribute customer leads that we cannot fulfill within our dealership network. We are continuing to enter into lead referral agreements with dealers that are able to provide fulfillment capability for vehicle brands and geographic areas that our dealerships do not cover. As we enter into additional lead referral agreements, we will continue to set service and other standards that these independent dealerships must meet in order to participate in our lead referral program.

                            Recent Developments

         On August 10, 2001, we entered into two new senior secured revolving credit facilities with an aggregate borrowing capacity of $500.0 million. The 364-day revolving credit facility provides for borrowing capacity up to $200.0 million and the five-year revolving credit facility provides for borrowing capacity up to $300.0 million. The principal lenders under these facilities are Bank of America, N.A., The Chase Manhattan Bank, Merrill Lynch Capital Corporation, First Union National Bank and an affiliate of Comerica Securities, Inc. These credit facilities are secured by a pledge of the capital stock of two of our wholly-owned subsidiaries, AutoNation Enterprises Incorporated and Auto Holding Corp., which directly or indirectly own substantially all of our dealerships, and are guaranteed by substantially all of our dealerships.
                                -----------

         Although we now operate exclusively as an automotive retailer, we have operated businesses in multiple industries over the past several years, including solid waste services, electronic security services, car rental and outdoor media. With the spin-off to our stockholders of our car rental business, ANC Rental Corporation, and the sale of certain other non-core assets in 2000, we are now focused exclusively on our operations in the automotive retailing business. Our principal executive offices are located at AutoNation Tower, 110 S.E. 6th Street, Fort Lauderdale, Florida 33301 and our telephone number is (954) 769-6000. For more details about our business, see page 64. For information regarding the risks associated with our business, see the section of this prospectus entitled "Risk Factors" beginning on page 16.


                             The Exchange Offer

         On August 10, 2001, we privately placed $450.0 million of 9% senior notes due 2008. We sold the outstanding notes to the following initial purchasers:

        o         Merrill Lynch, Pierce, Fenner & Smith;
        o         Banc of America Securities LLC;
        o         J.P. Morgan Securities Inc.;
        o         First Union Securities, Inc.; and
        o         Comerica Securities, Inc.

         These initial purchasers then sold the outstanding notes to institutional investors.

         Simultaneously with the private placement, we entered into a registration rights agreement with the initial purchasers of the outstanding notes. Under the registration rights agreement, we must deliver this prospectus to you and must complete this exchange offer on or before February 21, 2002. If this exchange offer does not take place on or before February 21, 2002, except under limited circumstances, we must pay liquidated damages to the holders of the outstanding notes until this exchange offer is completed.

         The following is a summary of the principal terms of the exchange offer.


The exchange offer
    (see page 28)........................  We are offering to exchange
                                           $450.0 million principal amount
                                           of 9% senior exchange notes due
                                           2008, which have been registered
                                           under the Securities Act, for
                                           your outstanding 9% senior notes
                                           due 2008.

                                           All outstanding notes properly
                                           tendered and not withdrawn will
                                           be exchanged on the terms and
                                           subject to the conditions of the
                                           exchange offer.

Resales of exchange notes (see             We believe that, if you are not
    page 33).............................  a broker-dealer, you can offer for resale, resell and otherwise
                                           transfer the exchange notes
                                           without complying with the
                                           registration and prospectus
                                           delivery requirements of the
                                           Securities Act if:

                                          o    you acquire the exchange
                                               notes in the ordinary course
                                               of your business;

                                          o    you are not participating,
                                               do not intend to participate
                                               and have no arrangement or
                                               understanding with any
                                               person to participate, in
                                               the distribution of the
                                               exchange notes; and

                                          o    you are not an "affiliate"
                                               of ours, as defined in Rule
                                               405 of the Securities Act.

                                           By executing the letter of
                                           transmittal relating to this
                                           offer, or by agreeing to the
                                           terms of the letter of
                                           transmittal, you represent to us
                                           that you satisfy each of these
                                           conditions. If you do not
                                           satisfy any of these conditions
                                           and you transfer any exchange
                                           note without delivering a proper
                                           prospectus or without qualifying
                                           for a registration exemption,
                                           you may incur liability under
                                           the Securities Act. Moreover,
                                           our belief that transfers of
                                           exchange notes would be
                                           permitted without registration
                                           or prospectus delivery under the
                                           conditions described above is
                                           based on SEC interpretations
                                           given to other, unrelated
                                           issuers in similar exchange
                                           offers. We cannot assure you
                                           that the SEC would make a
                                           similar interpretation with
                                           respect to our exchange offer.
                                           We will not be responsible for
                                           or indemnify you against any
                                           liability you may incur under
                                           the Securities Act.
Extension of tender period;
    termination; amendment (see
    page 36).............................  The exchange offer and withdrawal rights will expire at
                                           12:00 midnight, New York City
                                           time, on    , 2002, unless extended
                                           by us. You must tender your
                                           outstanding notes prior to this
                                           time if you want to participate
                                           in the exchange offer. We may
                                           terminate the exchange offer in
                                           the circumstances described on
                                           page 36. We have the right to
                                           amend the terms of the exchange
                                           offer in any respect.

Withdrawal rights (see page 35)..........  You may withdraw outstanding notes you tendered at any time
                                           before the exchange offer
                                           expires. Withdrawals may not be
                                           rescinded. If you change your
                                           mind again, you may retender
                                           your outstanding notes by again
                                           following the exchange offer
                                           procedures prior to the
                                           expiration of the offer.

Conditions for completion of the
exchange offer (see page37)..............  The exchange offer is subject to various conditions. All
                                           conditions must be satisfied or
                                           waived prior to the expiration
                                           of the exchange offer.

Procedures for tendering
outstanding notes We issued the
outstanding notes as global
securities. (see page 31)................  When we issued the outstanding notes, we deposited them with
                                           Wells Fargo Bank Minnesota,
                                           National Association, as
                                           custodian. Wells Fargo issued a
                                           certificateless depositary
                                           interest in the outstanding
                                           notes, which represents a 100%
                                           interest in the outstanding
                                           notes, to The Depository Trust
                                           Corporation ("DTC"). Beneficial
                                           interests in the outstanding
                                           notes, which direct or indirect
                                           participants in the DTC hold
                                           through the certificateless
                                           depositary interests, are shown
                                           on records that the DTC
                                           maintains in book-entry form.

                                           If you wish to participate in
                                           the exchange offer, you must
                                           transmit to Wells Fargo Bank
                                           Minnesota, National Association,
                                           which is the exchange agent, on
                                           or before the expiration of the
                                           exchange offer, either:

                                           o   a completed and signed
                                               letter of transmittal or a
                                               facsimile thereof, in
                                               accordance with the
                                               instructions contained in
                                               this prospectus and the
                                               letter of transmittal, and
                                               any other required
                                               documents; or

                                           o   a computer-generated message
                                               transmitted by means of
                                               DTC's Automated Tender Offer
                                               Program system and forming a
                                               part of a confirmation of
                                               book-entry transfer in which
                                               you acknowledge and agree to
                                               be bound by the terms of the
                                               letter of transmittal. The
                                               exchange agent must also
                                               receive on or prior to the
                                               expiration of the exchange
                                               offer either:

                                                   -- a timely confirmation
                                                      of book-entry
                                                      transfer of your
                                                      outstanding notes
                                                      into the exchange
                                                      agent's account at
                                                      DTC, in accordance
                                                      with the procedure
                                                      for book-entry
                                                      transfers; or

                                                  --  the documents necessary
                                                      for compliance with the
                                                      guaranteed delivery
                                                      procedures.

                                           Do not send letters of
                                           transmittal and certificates
                                           representing outstanding notes
                                           to us or to DTC. Send these
                                           documents only to the exchange
                                           agent.

Procedures for tendering
    certificated outstanding notes
    (see page 31)........................  If you are a holder of book-entry interests in the
                                           outstanding notes, you are
                                           entitled to receive, in limited
                                           circumstances, in exchange for
                                           your book-entry interests,
                                           certificated notes which are in
                                           equal principal amounts to your
                                           book-entry interests. No
                                           certificated notes are issued
                                           and outstanding as of the date
                                           of this prospectus. If you
                                           acquire certificated outstanding
                                           notes prior to the expiration of
                                           the exchange offer, you must
                                           tender your certificated
                                           outstanding notes in accordance
                                           with the procedures described in
                                           this prospectus under the
                                           heading "The Exchange Offer --
                                           Procedures for Tendering--
                                           Certificated Outstanding Notes."

Procedures for tendering
    outstanding notes held by a
    broker (see page 31).................  If you hold your outstanding notes through a broker, do not
                                           complete the letter of
                                           transmittal. Please contact your
                                           broker directly for instructions
                                           on how to participate in the
                                           exchange offer.

Guaranteed delivery procedures
    (see page 32)........................  If you wish to tender your outstanding notes and your
                                           outstanding notes are not
                                           immediately available or you
                                           cannot deliver your outstanding
                                           notes, the letter of transmittal
                                           or any other documents required
                                           by the letter of transmittal to
                                           the exchange agent, or you
                                           cannot complete the procedure
                                           for book- entry transfer, then
                                           prior to the expiration of the
                                           exchange offer you must tender
                                           your outstanding notes according
                                           to the guaranteed delivery
                                           procedures set forth in "The
                                           Exchange Offer -- Guaranteed
                                           Delivery Procedures."

Delivery of exchange notes...............  We will deliver exchange notes by book-entry transfer as soon
                                           as reasonably practicable after
                                           acceptance of the outstanding
                                           notes. If we do not accept any
                                           of your outstanding notes for
                                           exchange, we will return them to
                                           you as promptly as practicable
                                           after the expiration or
                                           termination of the exchange
                                           offer without any expense to
                                           you.

No appraisal rights
    (see page 29)........................  No appraisal rights are available to holders of
                                           outstanding notes in connection
                                           with the exchange offer. If you
                                           do not tender your outstanding
                                           notes or we reject your tender,
                                           you will not be entitled to any
                                           further registration rights
                                           under the registration rights
                                           agreement, except under limited
                                           circumstances. Your unexchanged
                                           notes will, however, remain
                                           outstanding and entitled to the
                                           benefits of the indenture.

Prospectus delivery
(see page 34)............................  All broker-dealers must comply with the registration and
                                           prospectus delivery requirements
                                           of the Securities Act. Each
                                           broker-dealer that receives
                                           registered notes for its own
                                           account pursuant to the exchange
                                           offer must acknowledge that it
                                           will deliver a prospectus in
                                           connection with any resale of
                                           the registered notes. The letter
                                           of transmittal accompanying this
                                           prospectus states that by so
                                           acknowledging and by delivering
                                           a prospectus, a broker-dealer
                                           will not be deemed to admit that
                                           it is an "underwriter" within
                                           the meaning of the Securities
                                           Act. We have agreed that for a
                                           period of 180 days after
                                           consummating the exchange offer
                                           we will make this prospectus
                                           available to any broker-dealer
                                           for use in connection with any
                                           resale.

Material United States federal
    income tax considerations (see
    page 139)............................  Your exchange of outstanding notes for exchange notes should
                                           not be a taxable exchange for
                                           United States federal income tax
                                           purposes. You should not
                                           recognize any taxable gain or
                                           loss or any interest income as a
                                           result of the exchange.

Exchange agent...........................  Wells Fargo Bank Minnesota,
                                           National Association.

Risk factors (see page 16)...............  You should consider carefully the matters described in the
                                           section entitled "Risk Factors,"
                                           as well as the other information
                                           included in this document and
                                           the documents to which we have
                                           referred you.

Legal limitation.........................  We are not making any offer to sell, nor are we soliciting any
                                           offer to buy, securities in any
                                           jurisdiction in which the offer
                                           or sale is not permitted.

           Consequences of Not Exchanging Your Outstanding Notes

         If you do not exchange your outstanding notes for exchange notes in the exchange offer, your outstanding notes will continue to be subject to the restrictions on transfer contained in the legend on the outstanding notes. In general, the outstanding notes may not be offered or sold unless they are registered under the Securities Act of 1933. However, you may offer or sell your outstanding notes under an exemption from, or in a transaction not subject to, the Securities Act and applicable state securities laws. After the exchange offer is completed, you will not be entitled to any exchange or registration rights with respect to your outstanding notes, except under limited circumstances.

                       Summary of the Exchange Notes

         The form and terms of the exchange notes are the same as the form and terms of the outstanding notes, except that the exchange notes will be registered under the Securities Act. As a result, the exchange notes will not bear legends restricting their transfer and will not contain the registration rights and liquidated damage provisions contained in the outstanding notes. The exchange notes represent the same debt as the outstanding notes. Both the outstanding notes and the exchange notes are governed by the same indenture, and the indenture is governed by New York law.


Issuer................................... AutoNation, Inc.

Notes offered............................ $450,000,000 aggregate principal amount of 9% senior notes due
                                          2008.
Maturity................................. August 1, 2008.

Interest payment dates................... February 1 and August 1, beginning February 1, 2002.

Guarantees............................... The exchange notes are guaranteed by substantially all of our
                                          subsidiaries on a senior basis.
                                          See "Description of Notes--
                                          Guarantees."

Ranking.................................. The exchange notes will be unsecured and rank equally with
                                          our unsecured senior indebtedness
                                          and senior to our subordinated
                                          indebtedness. Each guarantee will
                                          be unsecured and rank equally
                                          with the unsecured senior
                                          indebtedness of the guarantors
                                          and senior to all subordinated
                                          indebtedness of the guarantors.
                                          The exchange notes will be
                                          effectively subordinated to our
                                          and our guarantors' secured
                                          indebtedness to the extent of the
                                          value of the assets securing such
                                          indebtedness. As of June 30,
                                          2001, after giving effect to (i)
                                          the notes, (ii) our senior credit
                                          facilities, (iii) borrowings
                                          under our mortgage facility and
                                          (iv) the repayment of certain of
                                          our outstanding indebtedness, we
                                          and the guarantors would have had
                                          $708.5 million of senior debt
                                          (excluding our floorplan
                                          financing), all of which would
                                          have been secured, and the
                                          guarantors would also have had
                                          $2.1 billion of floorplan
                                          financing, all of which would
                                          have been secured.


Optional redemption...................... Except as described below, the exchange notes may not be
                                          redeemed at our option prior to
                                          their maturity.

Public equity offering optional
   redemption............................ Before August 1, 2004, we may
                                          redeem up to 35% of the aggregate
                                          principal amount of the exchange
                                          notes with the net cash proceeds
                                          of a public equity offering at
                                          109% of the principal amount of
                                          the exchange notes, plus accrued
                                          interest, if at least 65% of the
                                          aggregate principal amount of the
                                          exchange notes originally issued
                                          remains outstanding after such
                                          redemption.

Change of control........................ If we undergo a change of control, each noteholder may
                                          require us to repurchase some or
                                          all of his, her or its exchange
                                          notes at a purchase price equal
                                          to 101% of the principal amount
                                          of the exchange notes, plus
                                          accrued interest.

Covenants................................ The indenture governing the exchange notes contains covenants
                                          that, among other things, limit
                                          our ability and the ability of
                                          our subsidiaries to:

                                            o   incur additional indebtedness;
                                            o   make restricted payments;
                                            o   create certain liens;
                                            o   sell assets;
                                            o   in the case of our restricted
                                                subsidiaries, restrict dividend
                                                or other payments to us;
                                            o   in the case of our restricted
                                                subsidiaries, guarantee
                                                indebtedness;
                                            o   engage in transactions with
                                                affiliates;
                                            o   create unrestricted subsidiaries
                                                ; and
                                            o   consolidate, merge or
                                                transfer all or substantially
                                                all of our assets and the
                                                assets of our subsidiaries on
                                                a consolidated basis.

                                          These covenants are subject to
                                          important exceptions and
                                          qualifications, which are
                                          described under the heading
                                          "Description of the Notes" in
                                          this prospectus.

                                          During any period in which we
                                          achieve an investment grade
                                          rating for the exchange notes,
                                          many of these covenants will be
                                          suspended.

Use of proceeds.......................... There will be no proceeds payable to us or the guarantors from this
                                          exchange offer. We and the
                                          guarantors are conducting the
                                          exchange offer to satisfy certain
                                          of our obligations under the
                                          registration rights agreement
                                          executed in connection with the
                                          issuance of the outstanding
                                          notes.

Absence of a public market for the
   exchange notes........................ The exchange notes will be new securities for which there will
                                          not initially be a market. As a
                                          result, the development or
                                          liquidity of any market for the
                                          exchange notes may not occur. The
                                          initial purchasers have advised
                                          us that they currently intend to
                                          make a market in the exchange
                                          notes. You should be aware,
                                          however, that the initial
                                          purchasers are not obligated to
                                          do so. In the event such a market
                                          may develop, the initial
                                          purchasers may discontinue their
                                          market making activities at any
                                          time without notice. We do not
                                          intend to list the exchange notes
                                          on any securities exchange or
                                          quote them on any automated
                                          dealer quotation system.

Risk factors............................. See "Risk Factors" beginning on page 16 and the other information
                                          in this prospectus for a
                                          discussion of factors you should
                                          carefully consider before
                                          deciding to participate in the
                                          exchange offer.

                    Summary Consolidated Financial Data

         The following table presents our summary consolidated financial data. The data presented in this table is either from or derived from the "Selected Consolidated Financial Data" and our consolidated financial statements and notes to those statements that are included elsewhere in this prospectus, except for the consolidated balance sheet data as of December 31,1998 and June 30, 2000. You should read those sections and the section entitled "Management's Discussion and Analysis of Financial Condition and Results of Operations" for a further explanation of the financial data summarized here. The results of operations for any interim period are not necessarily indicative of our results for a full year ($ in millions).



                                     Year ended       Year ended       Year ended       Six months        Six months
                                    December 31,     December 31,     December 31,    ended June 30,    ended June 30,
                                        1998             1999             2000             2000              2001
                                        ----             ----             ----             ----              ----
                                                                                                 (unaudited)

CONSOLIDATED
   INCOME STATEMENT
   DATA:
Revenue:
   New vehicles.................. $          6,775.$         11,481.$         12,489.$           6,399.$           5,808.9
   Used vehicles.................            3,185.2          4,429.7          3,860.2           2,011.7           1,949.5
   Parts and service.............            1,383.2          2,222.0          2,334.9           1,176.7           1,201.0
   Finance and insurance.........              288.6            423.4            431.8             218.3             233.7
   Other.........................            1,031.8          1,555.7          1,493.4             764.0             636.0
                                        ------------   --------------   --------------  ---------------- -----------------

      Total Revenue..............           12,664.6         20,111.8         20,609.6          10,569.7           9,829.1
                                         -----------    -------------    -------------    --------------  ----------------
Gross Margin:
   New vehicles..................              588.6            962.3          1,056.0             536.4             481.0
   Used vehicles.................              379.4            449.6            438.6             231.3             219.2
   Parts and service.............              571.6            933.8            999.7             500.9             518.1
   Finance and insurance.........              288.6            423.4            431.8             218.3             233.7
   Other.........................              103.4            159.5            106.4              49.2              41.1
                                       -------------   --------------  ---------------  ---------------- -----------------

      Total Gross Margin.........            1,931.6          2,928.6          3,032.5           1,536.1           1,493.1
                                        ------------    -------------    -------------    --------------   ---------------
Operating Income.................              463.4            109.8            724.8             366.9             336.4
Floorplan interest expense.......              107.0            125.2            199.8              99.0              81.0
Other interest expense...........               14.0             34.9             47.7              22.4              19.4
Depreciation and                                                                                                         4
   amortization..................               79.9            123.0            133.8              66.1              72.
Income (loss) from                                                                                                       2
   continuing operations.........              225.8            (31.5)           328.1             161.3             146.

OTHER FINANCIAL
      DATA:
EBITDA(1)........................ $            553.$            699.$            902.$             445.$             420.3
Rental expense...................               45.0             86.2             82.7
EBITDAR(2).......................              598.5            785.5            985.2
Capital expenditures.............              256.7            242.3            148.2              52.9              52.8
   New vehicles.................. $          6,775.$         11,481.$         12,489.$           6,399.$           5,808.9
EBITDA/Total interest
   expense.......................                4.6x             4.4x             3.7x
EBITDA less floorplan
   interest/Other interest
   expense.......................               31.9x            16.5x            14.7x
Debt(3)/EBITDA...................                3.4x             4.4x             3.7x
Debt less floorplan
   financing/EBITDA less
   floorplan interest............                1.2x             1.5x             1.2x

OTHER OPERATING
   DATA:
New vehicles sold................          286,000          469,000          489,000           134,000           129,000
Used vehicles sold...............          244,000          315,000          255,000           387,000           350,000


                                              As of            As of            As of             As of             As of
                                           December 31,     December 31,     December 31,       June 30,          June 30,
                                               1998             1999             2000             2000              2001
                                               ----             ----             ----             ----              ----
                                                                                                 (unaudited)

CONSOLIDATED
   BALANCE SHEET
   DATA:
Inventory........................ $          1,849.$          2,706.$          2,769.$           2,799.$           2,439.3
Working capital..................            1,063.9          1,136.3          1,034.9           1,079.0           1,006.5
Total assets.....................            8,412.2          9,583.1          8,830.0           8,916.3           8,345.8
Floorplan financing..............            1,339.2          2,210.6          2,416.7           2,375.3           2,110.1
Revolving credit facilities......              500.0            669.0            615.0             865.0             396.0
Leases and other debt............               26.5            174.8            242.2             124.7             302.1
Shareholders' equity.............            5,424.2          4,601.2          3,842.5           3,764.8           3,858.5

OTHER OPERATING
   DATA:
Franchises.......................              323              397              397               289               367

-----------
(1) EBITDA is defined as earnings before interest expense, income taxes, depreciation, amortization and other non-recurring charges of $443.7 million in fiscal 1999 and $(3.8) million in fiscal
         2000. While EBITDA should not be construed as a substitute for operating income or as a better measure of liquidity than cash flows from operating activities, which are determined in accordance with generally accepted accounting principles, it is included herein to provide additional information with respect to our ability to meet future debt service, capital expenditures and working capital requirements. This measure may not be comparable to similarly titled measures reported by other companies.
(2) EBITDAR is defined as EBITDA plus rental expense. This measure may not be comparable to imilarly titled measures reported by other companies.
(3) Debt is defined as long-term debt, including current maturities and floorplan financing.

                                RISK FACTORS

         You should carefully consider the following risk factors in addition to the other information contained in this prospectus before deciding to participate in the exchange offer. The cautionary statements set forth below and elsewhere in this prospectus should be read in conjunction with the accompanying forward-looking statements included in the sections entitled "Management's Discussion and Analysis of Financial Condition and Results of Operations," "Business" and in reports filed with the SEC and elsewhere herein.

                    Risks Related to the Exchange Offer

         Your failure to exchange your outstanding notes may limit your ability to transfer your notes.

         We did not register the outstanding notes under the Securities Act or any state securities laws, and we do not intend to do so after the exchange offer. As a result, outstanding notes may be transferred only in limited circumstances under the securities laws. If you do not exchange your outstanding notes in the exchange offer by following the procedures described in this prospectus, you will lose your right to have the outstanding notes registered under the Securities Act, with some exceptions. If you continue to hold outstanding notes after the exchange offer, you may be unable to sell them. Outstanding notes that are not tendered or are tendered but not accepted will, following the exchange offer, continue to be subject to the existing transfer restrictions.

         You may find it difficult to sell your exchange notes.

         While the outstanding notes are presently eligible for trading in the PORTAL market of the NASD by qualified institutional buyers, there is no existing market for the exchange notes, and we do not intend to list the exchange notes on any securities exchange or quote them on any automated dealer quotation system. Although the initial purchasers have informed us that they intend to make a market in the exchange notes, they are not obligated to do so and may discontinue any such market at any time without notice. In addition, such market making activity may be limited during the exchange offer or during an offering under a shelf registration statement should we decide to file one. As a result, we can make no assurances to you as to the development, maintenance or liquidity of any market for the exchange notes, your ability to sell the exchange notes or the price at which you may be able to sell the exchange notes. If such markets were to exist, future trading prices of the exchange notes may be lower than their principal amount or purchase price and will depend on many factors, including, among other things, prevailing interest rates, our operating results and the market for similar securities. Historically, the market for securities similar to the exchange notes has been subject to disruptions that have caused substantial volatility in the prices of such securities. We cannot assure you that, if a market develops, it will not be subject to similar disruptions. Such a disruption may adversely affect such liquidity and trading markets independent of our financial performance and prospects.

         Some persons who participate in this exchange offer must deliver a prospectus in connection with resales of the exchange notes.

         Based on no-action letters issued by the staff of the SEC to third parties, we believe that you may offer for resale, resell or otherwise transfer the registered exchange notes without compliance with the registration and prospectus delivery requirements of the Securities Act. However, in some instances described in this prospectus under "The Exchange Offer -- Resales of Exchange Notes," you will remain obligated to comply with the prospectus delivery requirements of the Securities Act to transfer your registered notes. In these instances, if you transfer any registered note without delivering a prospectus meeting the requirements of the Securities Act or without an exemption from registration of your registered notes under the Securities Act, you may incur liability under the Securities Act. We do not and will not assume, or indemnify you against, this liability.

                         Risks Related to the Notes

         The notes and the guarantees are unsecured obligations.

         The notes are our unsecured obligations, and the guarantees are the unsecured obligations of the guarantors. The payment of principal, premium (if any) and interest on the notes is effectively subordinated in right of payment to all of our secured indebtedness, and the payment of the guarantees is effectively subordinated in right of payment to all secured indebtedness of the guarantors, in each case to the extent of the value of the assets securing such indebtedness. As of June 30, 2001, after giving effect to (i) the notes, (ii) our senior credit facilities, (iii) borrowings under our mortgage facility and (iv) the repayment of certain of our outstanding indebtedness, we and the guarantors would have had $708.5 million of senior debt (excluding our floorplan financing), all of which would have been secured, and the guarantors would also have had $2.1 billion of floorplan financing, all of which would have been secured. In addition, the exercise of default rights (other than rights to demand payment in the event of default or bring suit for payment of amounts due and payable) under certain of the guarantees are subject to requirements of advance notice to certain of the automotive manufacturers, as set forth in the indenture.

         We conduct substantially all of our operations through subsidiaries.

         We conduct substantially all of our operations through subsidiaries. Distributions and intercompany transfers from our subsidiaries to us may be restricted by covenants contained in debt agreements and other agreements to which such subsidiaries may be subject and may be restricted by other agreements entered into in the future and by applicable law. We cannot assure you that the operating results of our subsidiaries at any given time will be sufficient to make distributions to us.

         There is no assurance that we will be able to purchase the notes upon a change of control.

         If a change of control occurs, we cannot assure you that we will have sufficient funds to satisfy all of our repurchase obligations under the indenture. If we undergo certain changes of control, we may need to refinance large amounts of our debt, including the notes, the debt under our senior credit facilities and our mortgage facility. If a change of control occurs, we must offer to buy back the notes for a price equal to 101% of their principal amount, plus accrued interest. We would fund any repurchase obligation with our available cash, borrowings, sales of equity or funds provided by a new controlling person. Pursuant to the terms of our senior credit facilities, we are required to pay off the balance of the facilities before we buy back the notes. If we buy back the notes without first repaying the balance on our senior credit facilities, we will be in default under our senior credit facilities. In addition, any future debt that we incur may also contain restrictions on our repurchase obligations upon a change of control. We cannot assure you that there will be sufficient funds available for the payment of the outstanding balance under our senior credit facilities, our future debt, if any, and for any required repurchases of the notes if a change of control occurs. If we fail to repurchase the notes after a change of control, we will be in default under the indenture. These buyback requirements may also delay or make it harder for others to obtain control of us.

         Because federal and state statutes may allow courts to void the guarantees of the notes or subordinate the guarantees to other obligations of the guarantors, you may not have the right to receive payment under the guarantees.

         Various applicable fraudulent conveyance laws have been enacted for the protection of creditors. A court may use these laws to subordinate or void the subsidiary guarantees of the notes issued by any of our subsidiary guarantors. It is also possible that under certain circumstances a court could hold that the direct obligations of a subsidiary guaranteeing the notes could be superior to the obligations under that guarantee.

         A court could void or subordinate the guarantee of the notes by any of our subsidiaries in favor of that subsidiary's other debts or liabilities to the extent that the court determined that either of the following was true at the time the subsidiary issued the guarantee:

         o that subsidiary incurred the guarantee with the intent to hinder, delay or defraud any of its present or future creditors or that such subsidiary contemplated insolvency with a design to favor one or more creditors to the total or partial exclusion of others; or

         o that subsidiary did not receive fair consideration or reasonable equivalent value for issuing the guarantee and, at the time it issued the guarantee, that subsidiary:

                  -- was insolvent or rendered insolvent by reason of the issuance of the guarantee;

                  -- was engaged or about to engage in a business or transaction for which the remaining assets of that subsidiary constitute unreasonably small capital; or

                  -- intended to incur, or believed that it would incur, debts beyond its ability to pay such debts as they matured.

Among other things, a legal challenge of a subsidiary's guarantee of the notes on fraudulent conveyance grounds may focus on the benefits, if any, realized by that subsidiary as a result of our issuance of the notes. To the extent a subsidiary's guarantee of the notes is voided as a result of fraudulent conveyance or held unenforceable for any other reason, the noteholders would cease to have any claim in respect of that guarantee and would be creditors solely of us.

         Our significant shareholders may support strategies that are opposed to the interests of our noteholders or with which you disagree.

         Certain of our shareholders, including certain of our directors, have the power to significantly influence the results of shareholder votes and the election of our board of directors, as well as transactions involving a potential change of control. These shareholders may support strategies and directions that are in their best interests or in the interests of our equity holders in general, but that are not in the interests of our noteholders or with which you disagree. We cannot assure you that these shareholders will not increase their ownership percentage in the future.

     Risks Related to AutoNation and the Automotive Retailing Industry

         The automotive retailing industry is cyclical and is sensitive to changing economic conditions; we are in the midst of an industry and general economic slowdown or recession that could materially adversely impact our business.

         Sales of motor vehicles, particularly new vehicles, historically have been subject to substantial cyclical variation characterized by periods of oversupply and weak demand. We believe that many factors affect the industry, including consumer confidence in the economy, the level of personal discretionary spending, interest rates, fuel prices, credit availability and unemployment rates. In addition, the industry has been significantly adversely impacted by the recent terrorist attacks in the United States and the resulting further general economic slowdown, and could be further adversely impacted by the outbreak of hostilities arising out of the terrorist attacks or the prospect of such hostilities. Although 1999 and 2000 were record years for the automotive industry, both in general and for us specifically, in terms of volume of new vehicles sold, the automotive industry has experienced a recent decline in demand for new vehicles. Prior to the recent terrorist attacks against the United States, industry experts had predicted a decrease in new vehicle sales in the United States during 2001 of five to ten percent as compared to sales during 2000. During the first six months of 2001, our new vehicle revenue, the single largest component of our aggregate revenue and the source of approximately 32.2% of our gross margin, decreased 10.3% as compared to the same period in 2000. We expect this lower demand for new vehicles to continue during the foreseeable future. In addition, since the recent terrorist attacks against the United States, our dealerships have experienced additional significant declines in sales of new vehicles, which, if this trend continues or worsens, would likely have a material adverse affect on our business, financial condition, results of operations, cash flows and prospects. Our sales of used vehicles, financial services, vehicle service, parts and collision repair services also have been adversely impacted by the current industry and general economic slowdown and recent events, although not as dramatically as sales of new vehicles. At this time, we cannot predict the severity or duration of the slowdown in business due in part to recent events and we cannot assure you that our business will not be materially adversely affected if it continues or worsens.

         The indenture relating to the notes and our senior credit facilities restrict our ability to conduct our business.

         As of June 30, 2001, after giving effect to (i) the notes, (ii) our senior credit facilities, (iii) borrowings under our mortgage facility and (iv) the repayment of certain of our outstanding indebtedness, we and the guarantors would have had $708.5 million of senior debt (excluding our floorplan financing), all of which would have been secured, and the guarantors would also have had $2.1 billion of floorplan financing, all of which would have been secured. In addition, the indenture and our other senior credit instruments allow us to incur certain additional indebtedness, including a limited amount of secured indebtedness. The indenture permits us to incur inventory financing without satisfaction of the fixed charge coverage tests.

         The indenture and our senior credit agreements contain numerous financial and operating covenants that limit the discretion of our management with respect to business matters. These covenants place significant restrictions on, among other things, our ability to incur additional indebtedness, to create liens or other encumbrances, to make certain payments and investments, and to sell or otherwise dispose of assets and merge or consolidate with other entities. Our senior credit facilities also require us to meet certain financial ratios and tests that may require us to take action to reduce debt or act in a manner contrary to our business objectives. A failure by us or our guarantors to comply with the obligations contained in our senior credit facilities or the indenture could result in an event of default under our senior credit facilities or the indenture, which could permit acceleration of the related debt and acceleration of debt under other instruments that may contain cross acceleration or cross-default provisions. If any debt is accelerated, our assets may not be sufficient to repay in full such indebtedness and our other indebtedness, including the notes.

         There can be no assurance that our future cash flow will be sufficient to meet our obligations and commitments. If we are unable to generate sufficient cash flow from operations in the future to service our indebtedness and to meet our other commitments, we will be required to adopt one or more alternatives, such as refinancing or restructuring our debt or equity capital or engaging in asset sales. There can be no assurance that any of these actions could be effected on a timely basis or on satisfactory terms or that these actions would enable us to continue to satisfy our capital requirements. In addition, the terms of our existing or future franchise agreements, framework agreements or debt agreements, including the indenture and our senior credit facilities, may prohibit us from adopting any of these alternatives.

         Our dealerships are dependent on the programs and operations of vehicle manufacturers and, therefore, any changes to such programs and operations may adversely affect our dealership operations and, in turn, affect our business, results of operations, financial condition, cash flows and prospects.

         The success of our dealerships is dependent on vehicle manufacturers in several key respects. First, we rely exclusively on the various vehicle manufacturers for our new vehicle inventory. Additionally, manufacturers generally support their dealerships by providing direct financial assistance in various areas, including, among others, advertising assistance and favorable inventory financing. Beyond funds paid directly to their dealerships, the manufacturers also have established various incentive programs designed to spur consumer demand for their vehicles. From time to time, manufacturers modify and discontinue these dealer assistance and consumer incentive programs, which could have a significant adverse effect on our consolidated results of operations and cash flows. Any event that may have a material adverse effect on the financial condition, management, marketing, production and distribution capabilities of the vehicle manufacturers with whom we hold franchises, such as general economic downturns or recessions, increases in interest rates, labor strikes, supply shortages, adverse publicity or product defects, may have a material adverse effect on our business, results of operations, financial condition, cash flows and prospects.

         We may be required to perform under certain credit enhancements and guarantees with respect to ANC Rental Corporation, which could have a material adverse effect on our business, financial condition, cash flows and prospects.

         In connection with the spin-off of ANC Rental Corporation and its subsidiaries ("ANC Rental") in June 2000, we provide certain guarantees and credit enhancements with respect to financial and performance obligations of ANC Rental, including acting as a guarantor under certain motor vehicle and real property leases between ANC Rental and Mitsubishi Motor Sales of America, Inc. ("Mitsubishi") and acting as an indemnitor with respect to certain surety bonds issued on ANC Rental's behalf. We are also a party to certain agreements with ANC Rental (the "ANC Rental Agreements"), including a Separation and Distribution Agreement and a Tax Sharing Agreement, pursuant to which both ANC Rental and we have certain obligations. ANC Rental reported a net loss for the fourth quarter of 2000 of $44.0 million, resulting in an aggregate net loss for 2000 of $2.0 million, and a net loss of $56.6 million for the six months ended June 30, 2001. ANC Rental has announced that, due in part to the terrorist attacks against the United States on September 11, 2001, it has suffered a significant decline in consumer demand for rental cars and that it expects to report a substantial loss for the full year 2001. ANC Rental also indicated that it is currently under discussions with its creditors, the United States federal government and other parties in order to review liquidity options and other financial issues. Additionally, ANC Rental announced that it has reached agreements with its lenders to suspend certain financial covenants under certain credit agreements until November 15, 2001 and to defer until November 30, 2001 a principal payment of $70.0 million due on October 1, 2001. If ANC Rental is unable to meet its obligations, we will likely be called on to perform under our credit enhancements and guarantees, which could have a material adverse effect on our business, financial condition, cash flows and prospects. ANC Rental has been accounted for as a discontinued operation and, accordingly, we expect that payments made by us pursuant to the foregoing credit enhancements and guarantees, if any, would not impact our reported results from continuing operations.

         Under the motor vehicle lease agreement with Mitsubishi referenced above, ANC Rental currently leases approximately 14,000 vehicles from Mitsubishi. Under this vehicle lease agreement, which expires at the conclusion of the leases for model year 2002 vehicles, ANC Rental is responsible for lease payments that we believe are between $3.0 and $4.0 million per month. We also believe that ANC Rental typically leases vehicles under this lease agreement for a period of approximately six months per vehicle. Additionally, ANC Rental is responsible for the return of all leased vehicles to Mitsubishi upon the termination of the vehicle lease agreement. Under the real property leases that we guaranty, which expire in July 2017, ANC Rental leases twelve parcels of property from Mitsubishi at an aggregate rent of approximately $3.0 million per year. Our indemnification obligations with respect to the surety bonds issued on behalf of ANC Rental are capped at $29.5 million in the aggregate. In addition, in the event of the bankruptcy of ANC Rental, our claims against ANC Rental under the terms of the ANC Rental Agreements may be extinguished or unenforceable. These claims could include indemnification rights with respect to payments made by us to the Internal Revenue Service as a result of audit adjustments in our consolidated federal income tax returns relating to ANC Rental's automotive rental businesses prior to the spin-off. In the event that we are called on to perform under the foregoing credit enhancements and guarantees and we have claims under the ANC Rental Agreements that ANC Rental cannot satisfy, we estimate that, based on our assessment of the risks involved in each matter, our aggregate obligations under the credit enhancements, guarantees and ANC Rental Agreements could be in the range of $50 million to $150 million. However, the exposure is difficult to estimate and we cannot assure you that our aggregate obligations under these credit enhancements, guarantees and ANC Rental Agreements will not be materially above the range indicated above.

         We operate in a highly competitive environment, and if we are unable to compete with our competitors, our business, financial condition, results of operations, cash flows and prospects could be materially adversely affected.

         We operate in a highly competitive environment. Our competition includes publicly and privately-owned dealerships, some of which operate large groups, and any of which may sell the same or similar makes of new and used vehicles in our markets at competitive prices. Other competitors include franchised automotive dealerships selling other brands of vehicles, private market buyers and sellers of used vehicles, used vehicle dealers, service center chains, independent service and repair shops and publicly and privately-owned finance companies, including those of vehicle manufacturers, and, as we describe below, on-line automotive retailers and lead-referral companies. Our franchise agreements generally do not give us the exclusive right to sell a manufacturer's product within a given geographic area. Accordingly, a manufacturer may, subject to any protection of state law, grant another dealer a franchise to start a new dealership near one of our locations, or an existing dealer may move its dealership to a location which would compete directly with us. These and other competitive pressures could materially adversely affect our business, financial condition, results of operations, cash flows and prospects.

         We also face competition in the rapidly evolving automotive retailing e-commerce business. A number of e-commerce companies and traditional companies, including the vehicle manufacturers and other franchised dealership groups, have established automotive-related websites over the past few years and compete with us in two areas of our e-commerce business: (i) sales of vehicles to retail customers via the Internet and
(ii) generation and sales to other automobile dealers of customer referrals or "leads" obtained via the Internet. Additionally, we believe that as customers use the Internet and gain increased access to information on prices for vehicles and related finance and insurance products, margins for new and used vehicle sales and related finance and insurance products may decrease, whether sales are made via the Internet or through traditional channels. The success of our e-commerce business will depend on our ability to develop a strategy that appeals to on-line automobile buyers, to obtain high visibility on the Internet, whether through our own websites or through strategic partnerships and alliances with other e- commerce companies, and to develop and maintain a cost structure that permits us to operate profitably.

         We are subject to restrictions imposed by vehicle manufacturers which may adversely impact our business, financial condition, results of operations, cash flows and prospects, including our ability to acquire new dealerships.

         The franchise agreements to which our dealerships are subject and the framework agreements that we have with many major vehicle manufacturers impose significant restrictions on our ability to operate our dealerships. These agreements provide the manufacturers with considerable influence over the operations of our dealerships, including the level at which we capitalize our dealerships, the condition of our dealership facilities, our performance standards with respect to sales volume and customer satisfaction, our selection of dealership management, the naming and marketing of our dealerships, the operations of our e-commerce sites and our ability to acquire additional dealerships. They also grant the manufacturer the right to terminate our franchise for a variety of reasons (including any unapproved change of ownership or management or transfer of franchise rights) and to block our future acquisition of additional dealerships under certain circumstances (including our failure to meet our performance targets at our existing dealerships), subject to state laws. While we believe that we will be able to renew all of our franchise agreements, we cannot guarantee that all of our franchise agreements will be renewed or that the terms of the renewal will be favorable to us. In addition, some of our framework agreements give the manufacturer or distributor the right to acquire, at fair market value, our automotive dealerships franchised by that manufacturer or distributor under specified circumstances in the event of a change in control of our company, the acquisition of 20% or more of our voting stock by another vehicle manufacturer or distributor or other extraordinary corporate transactions such as a merger or sale of all of our assets. The restrictions in our franchise and framework agreements also may prevent or deter prospective acquirors from acquiring control of us, which may adversely impact our equity value. In addition, we have granted certain manufacturers the right to acquire, at fair market value, the automotive dealerships franchised by that manufacturer in specified circumstances upon the exercise of remedies under the guarantees and pledges.

         Our long-term strategy requires us to obtain substantial capital, which, if we do not obtain, will adversely affect our prospects.

         We need substantial capital to operate our business and to effectively execute our long-term strategy. On August 10, 2001, we terminated our multi-year unsecured revolving credit facility which provided $1.0 billion of financing and entered into two new senior secured revolving credit facilities with an aggregate capacity of $500.0 million. One facility is a 364-day revolving credit facility which provides borrowing capacity up to $200.0 million and the other facility provides borrowing capacity up to $300.0 million and has a five-year term. In June 2001, we entered into a mortgage facility with an aggregate capacity of $150.0 million. As of June 30, 2001, the amount borrowed under this facility was $116.7 million. We are currently negotiating with a major vehicle manufacturer's captive finance subsidiary to provide an additional mortgage facility with respect to certain of our dealership properties. Additionally, as of June 30, 2001, we had approximately $2.1 billion of floorplan financing outstanding under our floorplan credit facilities with various financing sources, primarily the vehicle manufacturers' captive finance subsidiaries. Our floorplan financing, which we use to finance our vehicle inventory, is secured by our vehicle inventory. This may limit our ability to borrow from other sources or for other uses. We intend to obtain the needed capital to operate our business with cash on hand, through issuances of equity or debt securities and through borrowings under our credit arrangements. We cannot, however, assure you that we will be able to obtain sufficient financing for our business and operations on a timely basis and on terms acceptable to us.

          A substantial portion of our outstanding indebtedness is at floating interest rates. At times, we have used interest rate swaps, caps and floors to manage the risk of interest rate fluctuations, but a substantial increase in interest rates could adversely affect our cost of borrowed money.

         We are subject to numerous legal and administrative proceedings, which, if the outcomes are adverse to us, could adversely affect our business, operating results and prospects.

         We are involved, and will continue to be involved, in numerous legal proceedings arising out of the conduct of our business, including litigation with customers, employment related lawsuits and actions brought by governmental authorities. We have several class action and other lawsuits pending against us.

         In October 2000, the California Department of Motor Vehicles ("California DMV") brought action against one of our subsidiaries' dealerships for alleged customer fraud as well as several other claims. In April 2001, the California DMV action and a related action by the State of California were settled. As part of the settlement, the dealership closed its sales operations for six days, agreed to provide restitution to certain customers in the estimated amount of approximately $1.0 million and paid $1.1 million in fines, penalties and costs. Three purported civil class actions and other related lawsuits and claims have been filed or made against the dealership based on the allegations underlying the California DMV case. The class of customers to which these actions relate may be significant.

         In an action filed in state court in Palm Beach County, Florida, plaintiffs accused one of our subsidiaries of violating the Florida Motor Vehicle Retail Sales Finance Act and the Florida Deceptive and Unfair Trade Practices Act by allegedly failing to deliver executed copies of retail installment contracts to customers of our former used vehicle megastores. The allegations involve nine of our former used vehicle megastores. On October 31, 2000, the court certified the class of customers on whose behalf the action would proceed. In July 2001, Florida's Fourth District Court of Appeals upheld the certification of the class.

         Many of our Texas dealership subsidiaries have been named in three class actions brought against the Texas Automobile Dealer's Association ("TADA") and new vehicle dealerships in Texas that are members of the TADA. The actions allege that since January 1994 Texas dealers have deceived customers with respect to a vehicle inventory tax and violated federal antitrust and other laws as well. Two of the cases are currently pending in Texas state court and the third is pending in the federal district court for the Eastern District of Texas.

         In addition to the foregoing cases, we are also a party to numerous other legal proceedings that arose in the conduct of our business. The results of these matters and any matters brought against us in the future cannot be predicted with certainty, and an unfavorable resolution of one or more of these matters could have a material adverse effect on our business, financial condition, results of operations, cash flows and prospects.

         We are subject to extensive governmental regulation and if we are found to be in violation of any of these regulations, our business, operating results and prospects could suffer.

         The automotive retailing industry is subject to a wide range of federal, state and local laws and regulations, such as local licensing requirements, retail financing and consumer protection laws and regulations and federal and state environmental, health and safety, wage-hour, anti-discrimination and other employment practices laws and regulations. The violation of these laws and regulations can result in administrative, civil or criminal sanctions against us, which may include a cease and desist order against the subject operations or even revocation or suspension of our license to operate the subject business. In addition, as the on-line automotive business expands, there may be new laws and regulations adopted, or increased regulatory scrutiny and enforcement of existing laws and regulations, that could have a material adverse effect on our e-commerce business. We may need to spend considerable time, effort and money to keep our existing or acquired facilities in compliance with applicable federal, state and local regulation of health, safety, environment, zoning and land use regulations.

         We have engaged in certain transactions that may be challenged by the IRS and may have a material adverse effect on our financial condition, results of operations, cash flows and assets.

         Over the past four years, we have engaged in certain transactions that are of a type that the Internal Revenue Service has recently indicated it intends to challenge. At June 30, 2001 and December 31, 2000, we had $885.0 million and $877.2 million, respectively, of net deferred tax liabilities. A significant amount of our deferred tax liabilities relates to the transactions described above. We believe that our tax returns appropriately reflect such transactions. However, at the present time, we are unable to predict the outcome of any challenge if the IRS determines to challenge the tax reporting of such transactions. An unfavorable settlement or adverse resolution of these matters could have a material adverse effect on our financial condition, results of operations, cash flows and assets.

         If we are not able to implement and execute our strategic initiatives across all of our dealerships, we may not be able to improve our operating performance or decrease our cost structure.

         The success of our business model depends in large part on our ability to implement and execute our strategic initiatives across all of our dealerships and, thereby, obtain business efficiencies, economies of scale and related cost savings and margin performance improvements. Our strategic initiatives focus on (i) expanding our margins by focusing on higher-margin products and services, (ii) continuing to leverage our significant scale to improve our operating efficiency, including managing costs of our business and improving the utilization of our assets, (iii) effectively using our free cash flow to reinvest in our business through capital investments, strategic dealership acquisitions and share repurchases and (iv) continuing to grow and leverage our e-commerce business. These tasks are made more difficult by the fact that the dealerships within each of our key markets were acquired from independent organizations and historically have operated independently, with unique business, sales and marketing practices. Accordingly, the implementation of our strategic initiatives across each of our markets will require significant managerial focus and time, and we cannot assure you that it will result in improved operating performance or increased cost savings in a timely manner or at all.

         We may encounter limitations on our ability to acquire automotive dealerships in key markets, which may materially adversely affect our ability to execute our acquisition strategy.

         The growth of our automotive retail business since our inception has been primarily attributable to acquisitions of franchised automotive dealership groups. The significant consolidation in the industry in our key markets over the last several years has resulted in fewer desirable dealerships or dealership groups being available for purchase on reasonable terms. Although we have negotiated with the major manufacturers limits on the number of dealerships that we may acquire nationally, regionally or within any given market, each individual acquisition remains subject to specific approval from the applicable vehicle manufacturer. We have approached acquisition limits set forth in a number of our framework agreements, particularly regarding market limits, and may encounter additional limitations in the future as we continue to expand. In addition, under our franchise and framework agreements, manufacturers have the ability to block our future acquisitions of additional dealerships under certain circumstances such as our failure to meet certain performance levels. We cannot assure you that we will be able to execute our growth strategy in the future by acquiring dealerships selling desirable automotive brands at desirable locations in our key markets or that any such acquisitions can be completed on favorable terms.

         The loss of our officers and skilled employees that we depend upon to operate our business could adversely impact our business, financial condition, results of operations, cash flows and prospects.

         Our success depends to a significant degree on the continued contributions of our key corporate officers. Additionally, our success depends on the key management personnel at our district offices and the dealerships in our local markets. The market for qualified employees in the automotive industry and in the markets in which we operate, particularly for qualified general managers and sales and service personnel, is highly competitive and may subject us to increased labor costs during periods of low unemployment. We also believe that many of our sales and service personnel are pursued from time to time by our competitors. The loss of a group of key employees in any of our markets could have a material adverse effect on our business and results of operations in that market.

         We are subject to residual value risk and consumer credit risk in connection with our lease portfolio; we are also subject to consumer credit risk in connection with our installment receivables portfolio.

         Through AutoNation Financial Services, we provide installment loans to our customers and, until mid-1999, we provided our customers an opportunity to finance vehicles through leases with us. We are subject to residual value risk in connection with our lease portfolio in the event of a decline in the market value of our leased vehicles. We also are subject to consumer credit risk in connection with our lease portfolio and our portfolio of installment receivables. If the economic downturn continues or worsens, we may face an increase in the rate of payment defaults by our customers, which may have a material adverse effect on our financial condition, results of operations and cash flows.

              INFORMATION REGARDING FORWARD-LOOKING STATEMENTS

         Our business, financial condition, results of operations, cash flows, plans, objectives and prospects may be adversely affected by a number of factors, including the matters discussed in the section of this prospectus entitled "Risk Factors." Certain statements and information set forth in this prospectus and in the documents that we have filed with the SEC and incorporated by reference, as well as other written or oral statements made, or to be made, from time to time by us or by our authorized executive officers on our behalf, constitute, or will constitute, "forward-looking statements" within the meaning of the Federal Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, statements preceded by, followed by or that include the words "believes," "expects," "anticipates," "estimates," or other similar expressions. We intend for our forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and we set forth this statement and the risk factors in order to comply with such safe harbor provisions. You should note that our forward-looking statements speak only as of the date of this prospectus or when made and we undertake no duty or obligation to update or revise our forward-looking statements, whether as a result of new information, future events or otherwise. Although we believe that the expectations, plans, intentions and projections reflected in our forward-looking statements are reasonable, such statements are subject to known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. The risks, uncertainties and other factors that you should consider before investing in the notes include, but are not limited to, those set forth in the sections of this prospectus entitled "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations."

                             THE EXCHANGE OFFER

Background and Reasons for the Exchange Offer

         On August 10, 2001, we privately placed $450.0 million of 9% senior notes due 2008. Simultaneously with the sale of the outstanding notes, we entered into a registration rights agreement relating to the outstanding notes with the initial purchasers of the outstanding notes -- Merrill Lynch, Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, J.P. Morgan Securities Inc., First Union Securities, Inc. and Comerica Securities, Inc. Under this registration rights agreement, we agreed to file a registration statement regarding the exchange of the outstanding notes for notes with terms identical in all material respects. We also agreed to use our reasonable best efforts to cause that registration statement to become effective with the SEC.

         We are conducting the exchange offer to satisfy our contractual obligations under the registration rights agreement. The form and terms of the exchange notes are the same as the form and terms of the outstanding notes, except that the exchange notes will be registered under the Securities Act. As a result, the exchange notes will not bear legends restricting their transfer and will not contain the registration rights and liquidated damage provisions contained in the outstanding notes. The outstanding notes provide that, if a registration statement relating to the exchange offer has not been filed by October 24, 2001, and declared effective by January 22, 2002, except under limited circumstances, we will pay liquidated damages on the outstanding notes. Upon the completion of the exchange offer, you will not be entitled to any liquidated damages on your outstanding notes or any further registration rights under the registration rights agreement, except under limited circumstances. The exchange offer is not extended to holders of outstanding notes in any jurisdiction where the exchange offer does not comply with the securities or blue sky laws of that jurisdiction.

         In this section entitled "The Exchange Offer," the term "holder" means:

         o any person in whose name the outstanding notes are registered on our books;

         o any other person who has obtained a properly completed bond power from the registered holder; or

         o any person whose outstanding notes are held of record by DTC and who wants to deliver these outstanding notes by book-entry transfer at DTC.

Terms of the Exchange Offer

         We are offering to exchange up to $450.0 million total principal amount of exchange notes for the same total principal amount of outstanding notes. The outstanding notes must be tendered properly and not withdrawn on or before expiration of the exchange offer, as described below. In exchange for outstanding notes properly tendered and accepted, we will issue a like total principal amount of up to $450.0 million in exchange notes.

         The exchange offer and withdrawal rights expire at 12:00 midnight,
New York City time, on      , 2002. We may extend this deadline for any reason.
We refer to the last day on which tenders will be accepted, whether on , 2002 or any later date to which the exchange offer may be extended, as the "expiration date." You may tender all, some or none of your outstanding notes.

         The exchange offer is not conditioned upon holders tendering a minimum principal amount of outstanding notes. As of the date of this prospectus, $450.0 million aggregate principal amount of notes is outstanding.

         You do not have any appraisal or dissenters' rights in the exchange offer. If you do not tender outstanding notes or you tender outstanding notes that we do not accept, your outstanding notes will remain outstanding. Any outstanding notes will be entitled to the benefits of the indenture under which they were, and the exchange notes will be, issued. The outstanding notes will not, however, be entitled to any further registration rights under the registration rights agreement, except under limited circumstances. See the section entitled "Risk Factors -- Risks Factors Related to the Exchange Offer -- Your failure to exchange your outstanding notes may limit your ability to transfer your notes" for more information regarding notes outstanding after the exchange offer.

         After the expiration date, we will return to you as soon as reasonably practicable any tendered outstanding notes that we did not accept for exchange.

         You will not have to pay brokerage commissions or fees or transfer taxes for exchanging your outstanding notes if you follow the instructions in the letter of transmittal. We will pay the charges and expenses, other than those taxes described below, in the exchange offer. See "-- Fees and Expenses" below for further information regarding fees and expenses.

         Neither we nor any of our officers or directors makes any recommendation as to whether or not you should tender your outstanding notes in the exchange offer. You must make your own decision after reading this document, including the discussion entitled "Risk Factors" beginning on page 16, and consulting with your advisors based on your own financial position and requirements.

         We have the right, in accordance with applicable law, at any time:

         o        to delay the acceptance of the outstanding notes;

         o to terminate the exchange offer if we determine that any of the conditions to the exchange offer have not occurred or have not been satisfied or waived;

         o to extend the expiration date of the exchange offer and keep all outstanding notes tendered other than those notes properly withdrawn; and

         o to waive any condition or amend the terms of the exchange offer.

         If we materially change the terms of the exchange offer, or if we waive a material condition of the exchange offer, we will promptly distribute a prospectus supplement to you disclosing the change or waiver. We also will extend the exchange offer as required by Rule 14e-1 under the Securities Exchange Act of 1934.

         If we exercise any of the rights listed above, we will promptly give oral or written notice of the action to the exchange agent, and we will issue a release to appropriate news agencies. In the case of an extension, an announcement will be made no later than 9:00 a.m., New York City time, on the next business day after the previously scheduled expiration date.

Acceptance of Outstanding Notes for Exchange; Issuance of Exchange Notes

         If all the conditions to the exchange offer are met or waived, we will accept for exchange any and all outstanding notes that are validly tendered and not withdrawn prior to 12:00 midnight, New York City time, on the expiration date. We will issue $1,000 principal amount at maturity of registered notes in exchange for each $1,000 principal amount at maturity of outstanding notes accepted in the exchange offer. Outstanding notes may be tendered only in minimum denominations of $1,000 principal amount. As of the date of this prospectus, an aggregate of $450.0 million in principal amount at maturity of the notes is outstanding. This prospectus, together with the accompanying letter of transmittal, is first being sent on or about , 2001, to the nominee of the DTC and to others believed to have beneficial ownership in the outstanding notes.

         We will be deemed to have exchanged outstanding notes validly tendered and not withdrawn when we give oral or written notice to the exchange agent of our acceptance. The exchange agent is an agent for us for receiving tenders of outstanding notes, letters of transmittal and related documents. The exchange agent is also an agent for tendering holders for receiving outstanding notes, letters of transmittal and related documents and transmitting exchange notes to validly tendering holders. If for any reason, we:

         o delay the acceptance or exchange of any outstanding notes, or

         o        extend the exchange offer, or

         o        are unable to accept or exchange notes,

then the exchange agent may, on our behalf and subject to Rule 14e-1(c) under the Exchange Act, retain tendered notes. Notes that the exchange agent retains may not be withdrawn, except according to the withdrawal procedures outlined below in the section entitled "--Withdrawal Rights."

         In tendering outstanding notes, you must warrant in the letter of transmittal or in an agent's message, which is described below, that:

         o you have full power and authority to tender, exchange, sell, assign and transfer outstanding notes;

         o we will acquire good, marketable and unencumbered title to the tendered outstanding notes, free and clear of all liens, restrictions, charges and other encumbrances; and

         o the outstanding notes tendered for exchange are not subject to any adverse claims or proxies.

You also must warrant and agree that you will, upon request, execute and deliver any additional documents that we or the exchange agent request to complete the exchange, sale, assignment and transfer of the outstanding notes.

Procedures for Tendering

         Book-Entry Interests

         The outstanding notes were issued as global securities. Beneficial interests in the global securities, held by direct or indirect participants in DTC, are shown on, and transfers of these interests are effected only through, records maintained in book-entry form by DTC with respect to its participants.

         If you hold your outstanding notes in the form of book-entry interests and you wish to tender your outstanding notes for exchange pursuant to the exchange offer, you must transmit to the exchange agent on or prior to the expiration date either:

         o a written or facsimile copy of a properly completed and duly executed letter of transmittal, including all other documents required by the letter of transmittal, to the exchange agent at the address set forth on the back of cover of this prospectus; or

         o a computer-generated message transmitted by means of DTC's Automated Tender Offer Program system and received by the exchange agent, in which you acknowledge and agree to be bound by the terms of the letter of transmittal.

         In addition, in order to deliver outstanding notes held in the form of book-entry interests:

         o the exchange agent must receive a confirmation of the book-entry transfer of such notes into the exchange agent's account at DTC prior to the expiration date; or

         o you must comply with the guaranteed delivery procedures described below.

         Certificated Outstanding Notes

         Only registered holders of certificated outstanding notes may tender those notes in the exchange offer. If your outstanding notes are certificated notes and you wish to tender those notes for exchange pursuant to the exchange offer, you must transmit to the exchange agent on or prior to the expiration date, a written or facsimile copy of a properly completed and duly executed letter of transmittal, including all other required documents, to the address set forth on the back cover of this prospectus. In addition, in order to validly tender your certificated outstanding notes:

         o the certificates representing your outstanding notes must be received by the exchange agent prior to the expiration date; or

         o you must comply with the guaranteed delivery procedures described below.

         Outstanding Notes Held Through a Broker

         If you hold your outstanding notes through a broker, do not use the letter of transmittal to direct the tender of your outstanding notes. You should contact your broker directly for instructions on how to participate in the exchange offer. Your broker must notify the DTC and cause it to transfer the notes into the exchange agent's account in accordance with DTC procedures. The broker must also ensure that the exchange agent receives a computer-generated message transmitted by means of DTC's Automated Tender Offer Program system, in which you acknowledge and agree to be bound by the terms of the letter of transmittal before the exchange offer expires.

         Procedures Applicable to all Holders

         Delivery of required documents by whatever method you choose is at your sole risk. Delivery is complete when the exchange agent actually receives the items to be delivered. Delivery of documents to DTC in accordance with its procedures or to us does not constitute delivery to the exchange agent. If delivery is by mail, we recommend registered mail, return receipt requested, properly insured, or an overnight delivery service. In all cases, you should allow sufficient time to ensure timely delivery.

         If you validly tender outstanding notes and you do not withdraw the tender prior to the expiration date, you will have made an agreement with us in accordance with the terms and subject to the conditions set forth in this prospectus and in the letter of transmittal.

Signature Guarantees

         You do not need to endorse certificates for the outstanding notes or provide signature guarantees on the letter of transmittal unless:

     (1) someone other than the registered holder tenders the certificate; or

     (2) you complete the box entitled "Special Issuance Instructions" or "Special Delivery Instructions" in the letter of transmittal.

         In the case of (1) or (2) above, you must sign your outstanding note or provide a properly executed bond power. The signature on the bond power and on the letter of transmittal must be guaranteed by an eligible institution. An eligible institution is a member of the S.T.A.M.P. Medallion program, and generally includes a registered national securities exchange or a member of the National Association of Securities Dealers, Inc., a commercial bank or a trust company having an office or a correspondent in the United States. Most banks, brokerage firms and financial institutions are eligible institutions.

Guaranteed Delivery Procedures

         If you wish to tender your outstanding notes but the notes are not immediately available, or time will not permit the notes or other required documentation to reach the exchange agent before the expiration date, or the procedure for book-entry transfer cannot be completed on a timely basis, you may still tender your outstanding notes if:

         o        the tender is made through an eligible institution;

         o the exchange agent receives from the eligible institution before the expiration of the exchange offer, a properly completed and duly executed notice of guaranteed delivery, substantially in the form provided by us; and

         o the exchange agent receives the certificates for all physically tendered outstanding notes, in proper form for transfer, or a book-entry confirmation, as the case may be, and a properly completed letter of transmittal and all other documents required by the letter of transmittal, within three NYSE trading days after the date of execution of the notice of guaranteed delivery.

         You may deliver the notice of guaranteed delivery by hand, telegram or mail to the exchange agent and you must include a guarantee by an eligible institution in the form set forth in the notice.

Determination of Validity

         We will resolve all questions regarding the form of documents, validity, eligibility, time of receipt and acceptance for exchange of any tendered outstanding notes. Our resolution of these questions as well as our interpretation of the terms and conditions of the exchange offer, including the letter of transmittal, is final and binding on all parties. A tender of outstanding notes is invalid until all irregularities have been cured or waived. None of us, the exchange agent, the soliciting dealers or any other person is under any obligation to give notice of any irregularities in tenders, and they are not liable for failing to give any such notice. We reserve the absolute right, in our sole and absolute discretion, to reject any tenders determined to be in improper form or unlawful. We also reserve the absolute right to waive any of the conditions of the exchange offer or any condition or irregularity in the tender of outstanding notes by any holder. We need not waive similar conditions or irregularities in the case of other holders.

         If any letter of transmittal, endorsement, bond power, power of attorney, or any other document required by the letter of transmittal is signed by a trustee, executor, administrator, guardian, attorney-in- fact, officer of a corporation or other person acting in a fiduciary or representative capacity, that person must indicate that capacity when signing. In addition, unless waived by us, the person must submit proper evidence satisfactory to us, in our sole discretion, of his or her authority to so act.

Resales of Exchange Notes

         We are exchanging the outstanding notes for exchange notes in reliance upon the position of the staff of the SEC, set forth in interpretive letters to third parties in other similar transactions. We will not seek our own interpretive letter. As a result, we cannot assure you that the staff will take the same position on this exchange offer as it did in interpretive letters to other parties. Based on the staff's letters to other parties, we believe that holders of exchange notes, other than broker-dealers, can offer the exchange notes for resale, resell and otherwise transfer the exchange notes without delivering a prospectus to prospective purchasers. However, you must acquire the exchange notes in the ordinary course of business and have no intention of engaging in a distribution of the exchange notes, as a "distribution" is defined by the Securities Act.

         If you are an "affiliate" of us or you intend to distribute exchange notes, within the meaning of the Securities Act, or if you are a broker-dealer who purchased outstanding notes from us to resell pursuant to Rule 144A or any other available exemption under the Securities Act, you:

         o cannot rely on the staff's interpretations in the above mentioned interpretive letters;

         o        cannot tender outstanding notes in the exchange offer;
                  and

         o must comply with the registration and prospectus delivery requirements of the Securities Act to transfer the outstanding notes, unless the sale is exempt.

         In addition, if you are a broker-dealer who acquired outstanding notes for your own account as a result of market-making or other trading activities and you exchange the outstanding notes for exchange notes, you must deliver a prospectus with any resales of the exchange notes.

         If you want to exchange your outstanding notes for exchange notes, you will be required to affirm that you:

         o        are not an "affiliate" of us;

         o are acquiring the exchange notes in the ordinary course of your business;

         o have no arrangement or understanding with any person to participate in a distribution of the exchange notes, within the meaning of the Securities Act; and

         o are not a broker-dealer, are not engaged in, and do not intend to engage in, a distribution of the exchange notes, within the meaning of the Securities Act.

         In addition, we may require you to provide information regarding the number of "beneficial owners" of the outstanding notes within the meaning of Rule 13d-3 under the Exchange Act. Each broker-dealer that receives exchange notes for its own account must acknowledge that it acquired the outstanding notes for its own account as the result of market-making activities or other trading activities. Each broker-dealer must further agree that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of exchange notes. By making this acknowledgment and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an "underwriter" under the Securities Act. Based on the staff's position in interpretive letters issued to third parties, we believe that broker-dealers who acquired outstanding notes for their own accounts as a result of market-making activities or other trading activities may fulfill their prospectus delivery requirements with respect to the exchange notes with a prospectus meeting the requirements of the Securities Act. Accordingly, a broker- dealer may use this prospectus to satisfy such requirements. We have agreed that a broker-dealer may use this prospectus for a period ending 180 days after the expiration date of the exchange offer. You should read the section entitled "Plan of Distribution" for further information about the use of this prospectus by broker-dealers. A broker-dealer intending to use this prospectus in the resale of exchange notes must notify us, on or prior to the expiration date, that it is a participating broker-dealer. This notice may be given in the letter of transmittal or may be delivered to the appropriate exchange agent. Any participating broker-dealer who is an "affiliate" of us may not rely on the staff's interpretive letters and must comply with the registration and prospectus delivery requirements of the Securities Act when reselling exchange notes.

         Each participating broker-dealer exchanging outstanding notes for exchange notes agrees that, upon receipt of notice from us:

         (a) that any statement contained or incorporated by reference in this prospectus makes the prospectus untrue in any material respect,

         (b) that this prospectus omits to state a material fact necessary to make the statements contained or incorporated by reference in this prospectus, in light of the circumstances under which they were made, not misleading, or

         (c) of the occurrence of other events specified in the registration rights agreement,

the participating broker-dealer will suspend the sale of exchange notes. Each participating broker-dealer agrees not to resell the exchange notes until:

         (1) we have amended or supplemented this prospectus to correct the misstatement or omission and we furnish copies of the amended or supplemented prospectus to the participating broker-dealer, or

         (2) we give notice that the sale of the exchange notes may be resumed.

         If we give notice suspending the sale of exchange notes, it shall extend the 180-day period during which this prospectus may be used by a participating broker-dealer by the number of days between the date we give notice of suspension and the date participating broker-dealers receive copies of the amended or supplemented prospectus or the date we give notice resuming the sale of exchange notes.

Withdrawal Rights

         You can withdraw tenders of outstanding notes at any time on or before the expiration date.

         For a withdrawal to be effective, you must deliver a written, telegraphic, telex or facsimile transmission of a notice of withdrawal or an agent's message to the appropriate exchange agent on or before the expiration date. The notice of withdrawal must specify the name of the person tendering the outstanding notes to be withdrawn, the total principal amount of outstanding notes withdrawn, and the name of the registered holder of the outstanding notes if different from the name of the person tendering the outstanding notes. If you delivered outstanding notes to an exchange agent, you must submit the serial numbers of the outstanding notes to be withdrawn, and the signature on the notice of withdrawal must be guaranteed by an eligible institution, except in the case of outstanding notes tendered for the account of an eligible institution. If you tendered outstanding notes as a book-entry transfer, the notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawal of outstanding notes. You must deliver the notice of withdrawal to the exchange agent by written, telegraphic, telex or facsimile transmission, or by an agent's message. You may not rescind withdrawals of tender. Outstanding notes properly withdrawn may again be tendered at any time on or before the expiration date.

         We will determine all questions regarding the validity, form and eligibility of withdrawal notices. Our determination will be final and binding on all parties. None of us, the exchange agent, the soliciting dealers or any other person is under any obligation to give notice of any irregularities in withdrawals, and they are not liable for failing to give any such notice. Withdrawn outstanding notes will be returned to you after withdrawal as soon as reasonably practicable.

Interest on Exchange Notes

         The exchange notes will bear interest at a rate of 9% per annum. Interest is payable semi- annually on February 1 and August 1 of each year. Holders of exchange notes will receive interest from the date of initial issuance of the exchange notes, plus an amount equal to the accrued interest on the outstanding notes. Interest on the outstanding notes accepted for exchange will cease to accrue upon issuance of the exchange notes.

Extension of Tender Period; Termination; Amendment

         We expressly reserve the right, in our sole discretion, for any reason, including the non-satisfaction of any of the conditions for completion described below, to extend the period of time during which the exchange offer is open or to amend the terms of the exchange offer in any respect. In any of these cases, we will make a public announcement of the extension or amendment promptly.

         If we materially change the terms of or information concerning the exchange offer, we will extend the exchange offer. The SEC has stated that, as a general rule, it believes that an offer should remain open for a minimum of five business days from the date that notice of the material change is first given. The length of time the exchange offer must remain open will depend on the particular facts and circumstances.

         If any of the conditions indicated in the next section have not been met, we reserve the right, in our sole discretion, so long as outstanding notes have not been accepted for exchange, to delay the acceptance of any outstanding notes or to terminate the exchange offer and not accept for exchange any outstanding notes.

         If we extend the exchange offer, are delayed in accepting any outstanding notes or are unable to accept for exchange any outstanding notes under the exchange offer for any reason, then, without affecting our rights under the exchange offer, the exchange agent may, on our behalf, retain all outstanding notes tendered. These notes may not be withdrawn except as provided in the section entitled "Withdrawal Rights" on page 35. Our reservation of the right to delay acceptance of any outstanding notes is subject to applicable law, which requires that we pay the consideration offered or return the outstanding notes deposited promptly after the termination or withdrawal of the exchange offer.

         We will issue a press release or other public announcement no later than 9:00 a.m., New York City time, on the next business day following any extension, amendment, non-acceptance or termination of the previously scheduled expiration date.

Conditions to the Exchange Offer

         We may not accept outstanding notes for exchange and may terminate or not complete the exchange offer at any time prior to the expiration of the exchange offer if:

         o the staff of the SEC no longer allows the exchange notes to be offered for resale, resold and otherwise transferred by holders without compliance with the registration and prospectus delivery provisions of the Securities Act;

         o a governmental body passes any law, statute, rule or regulation which prohibits or prevents the exchange offer;

         o the SEC or any state securities authority issues a stop order suspending the effectiveness of the registration statement or initiates or threatens to initiate a proceeding to suspend the effectiveness of the registration statement; or

         o we are unable to obtain any governmental approval that is necessary to complete the exchange offer.

If we reasonably believe that any of the above conditions has occurred, we may:

         o terminate the exchange offer and as promptly as practicable return all tendered outstanding notes;

         o        extend the exchange offer;

         o waive the unsatisfied condition and, subject to any requirement to extend the period of time during which the exchange offer is open, complete the exchange offer; or

         o        amend the terms of the exchange offer in any respect.

         These conditions are solely for our benefit. We may assert these conditions with respect to all or any portion of the exchange offer regardless of the circumstances giving rise to them. We may waive any condition in whole or in part at any time in our discretion. Our failure to exercise our rights under any of the above conditions does not represent a waiver of these rights. Each right is an ongoing right that may be asserted at any time. All conditions must be satisfied or waived prior to the expiration of the exchange offer. Any determination by us concerning the conditions described above will be final and binding on all parties.

Exchange Agent

         We appointed Wells Fargo Bank Minnesota, National Association as exchange agent for the exchange offer. You should direct questions and requests for assistance, requests for additional copies of this prospectus or of the letter of transmittal and requests for a notice of guaranteed delivery to the following address for the exchange agent:

                          Corporate Trust Services
              Wells Fargo Bank Minnesota, National Association
                        213 Court Street-- Suite 902
                            Middletown, CT 06457
               Attention: Robert L. Reynolds - Vice President
                         (860) 704-6216 (telephone)
                         (860) 704-6219 (facsimile)

         If you deliver letters of transmittal or any other required documents to an address or facsimile number other than those listed above, your tender is invalid.

Fees and Expenses

         We will pay the exchange agent reasonable and customary fees for its services and reasonable out-of-pocket expenses. We will also pay brokerage houses and other custodians, nominees and fiduciaries their reasonable out-of-pocket expenses for sending copies of this prospectus and related documents to holders of outstanding notes, and for handling or tendering for their customers.

         We will pay the transfer taxes for the exchange of the outstanding notes in the exchange offer. If, however, exchange notes are delivered to or issued in the name of a person other than the registered holder, or if a transfer tax is imposed for any reason other than for the exchange of outstanding notes in the exchange offer, then the tendering holder will pay the transfer taxes. If a tendering holder does not submit satisfactory evidence of payment of taxes or exemption from taxes with the letter of transmittal, the taxes will be billed directly to the tendering holder.

         We will not make any payment to brokers, dealers or other nominees soliciting acceptances in the exchange offer.

Accounting Treatment

         The exchange notes will be recorded at the same carrying value as the outstanding notes. Accordingly, we will not recognize any gain or loss on the exchange for accounting purposes.

                              USE OF PROCEEDS

         We will not receive any cash proceeds from the exchange of the notes pursuant to the exchange offer. The exchange offer is intended to satisfy our obligations under the registration rights agreement.

                               CAPITALIZATION

         The following table sets forth our short term-debt and capitalization as of June 30, 2001 on a historical basis and as adjusted to give effect to (i) the notes, (ii) borrowings under our senior credit facilities, (iii) borrowings under our mortgage facility and (iv) the prepayment of certain of our outstanding indebtedness. This summary should be read in conjunction with "Use of Proceeds," "Selected Consolidated Financial Data," "Management's Discussion and Analysis of Financial Condition and Results of Operations," "Description of Certain Other Indebtedness" and our consolidated financial statements, including the accompanying notes, included elsewhere in this prospectus (in millions).


                                                         As of June 30, 2001
                                                      Actual        As Adjusted

Short-term debt:
   Floorplan notes payable.......................... $   2,110.1 $      2,110.1
   Current maturities of long-term debt.............         7.4            7.4
                                                     -------------- -----------

      Total short-term debt.........................     2,117.5        2,117.5
                                                     --------------- ----------

Long-term debt (net of current maturities):
   Credit facilities................................       396.0           86.4
   Mortgage facility................................       114.0          114.0
   Notes offered hereby, net of discount............          --          444.3
   Leases and other debt............................       180.7           56.4
                                                     --------------- ----------

      Total long-term debt..........................        690.7         701.1
                                                     --------------- ----------

Shareholders' equity................................     3,858.5        3,858.5
                                                     --------------  ----------

      Total capitalization.......................... $   6,666.7 $      6,677.1

                    SELECTED CONSOLIDATED FINANCIAL DATA

         The selected consolidated income statement data for the years ended December 31, 1998, 1999 and 2000 and the selected consolidated balance sheet data as of December 31, 1999 and 2000 are derived from AutoNation's audited financial statements together with the notes thereto, included elsewhere in this prospectus. Businesses acquired through December 31, 1997 and accounted for under the pooling of interests method of accounting have been included retroactively in the financial statements as if the companies had operated as one entity since inception. Businesses acquired through June 30, 2001 and accounted for under the purchase method of accounting are included in the financial statements from the date of acquisition. The selected consolidated income statement data for the years ended December 31, 1996 and 1997 and the selected consolidated balance sheet data as of December 31, 1996, 1997 and 1998 are derived from AutoNation's audited financial statements not included herein. The selected consolidated income statement data for the six months ended June 30, 2000 and 2001, and the selected consolidated balance sheet data as of June 30, 2001, are derived from AutoNation's unaudited financial statements included elsewhere in this prospectus. The selected consolidated balance sheet as of June 30, 2000 is derived from AutoNation's unaudited financial statements not included herein. In the opinion of management, these unaudited financial statements reflect all adjustments necessary for a fair presentation of our results of operations and financial condition. All such adjustments are of a normal recurring nature. The selected consolidated financial data should be read in conjunction with "Management's Discussion and Analysis of Financial Condition and Results of Operations" and the consolidated financial statements and related notes included elsewhere in this prospectus. Operating results for interim periods are not necessarily indicative of the results that can be expected for a full year ($ in millions, except per share data and statistical data).





                                                                                                        Six months   Six months
                                        Year ended  Year ended   Year ended   Year ended   Year ended      ended        ended
                                         Dec. 31,    Dec. 31,     Dec. 31,    Dec. 31,     Dec. 31,     June  30,     June 30,
                                           1996        1997         1998        1999         2000          2000        2001
                                           ----        ----         ----        ----         ----          ----          ----
                                                                                                               (unaudited)

CONSOLIDATED INCOME
   STATEMENT DATA:
   Revenue...........................  $2,933.7   $6,122.8   $12,664.6   $20,111.8   $20,609.6     $10,569.7     $9,829.1
   Gross margin......................     333.3      757.8     1,931.6     2,928.6     3,032.5       1,536.1      1,493.1
   Operating income..................       5.6      (38.8)      463.4       109.8       724.8         366.9        336.4
   Floorplan interest expense........        *       (55.2)     (107.0)     (125.2)     (199.8)        (99.0)       (81.0)
   Other interest expense............      (7.2)      (4.5)      (14.0)      (34.9)      (47.7)        (22.4)       (19.4)
   Interest income...................       6.6        5.4         8.7        20.6        14.3           8.7          3.6
   Other income (expense), net.......       4.2      114.5         1.5         2.2        33.4           3.8         (0.8)
   Income (loss) from continuing
      operations before income
      taxes..........................       9.2       21.4       352.6       (27.5)      525.0         258.0        238.8
   Income (loss) from continuing
      operations....................       (1.1)      13.4       225.8       (31.5)      328.1         161.3        146.2
   Discontinued operations:
   Income (loss) from discontinued
       operations, net of income taxes..   26.0      196.3       262.1       (30.6)       13.1           1.8           --
   Gain (loss) on disposal of
    segments, net of income taxes....        --      230.0        11.6       345.0       (11.3)           --           --
   Net income........................      (6.7)     439.7       499.5       282.9       329.9         163.1        146.2
   Basic earnings (loss) per share:
      Continuing operations..........        --        0.03        0.50       (0.07)       0.91          0.44         0.43
      Discontinued operations........       0.08       1.06        0.60        0.73         --           0.01          --
      Extraordinary charge...........      (0.10)       --          --          --          --            --           --
      Net income.....................      (0.02)      1.09        1.10        0.66        0.91          0.45         0.43
   Weighted average common shares
      outstanding......................   320.9      403.1       455.1       429.8       361.3         364.2        339.3
   Diluted earnings (loss) per
      share:
   Continuing operations.............        --        0.03        0.48       (0.07)       0.91          0.44         0.43
Discontinued operations..............       0.08       0.99        0.58        0.73         --           0.01           --
   Extraordinary charge..............      (0.10)       --          --          --          --            --            --
      Net income.....................      (0.02)      1.02        1.06        0.66        0.91          0.45         0.43
   Weighted average common shares
outstanding..........................     320.9      430.9       470.9       429.8       361.4         364.4        340.7

OTHER FINANCIAL DATA:
   EBITDA(1).....................          27.3      269.9       553.5       699.3       902.5         445.5         420.3
   Depreciation and
      amortization...............          10.9       38.8        79.9       123.0       133.8          66.1          72.4
   Capital expenditures..........          68.1      210.0       256.7       242.3       148.2          52.9          52.8
   Earnings(3)/Fixed                        1.9x       3.7x        3.6x        3.2x        2.9x          2.9x          3.2x
      charges(2).................


                                           As of      As of      As of       As of       As of        As of         As of
                                         Dec. 31,   Dec. 31,    Dec. 31,    Dec. 31,    Dec. 31,     June 30,     June 30,
                                           1996       1997        1998       1999        2000         2000         2001
                                           ----       ----        ----       ----        ----         ----         ----
                                                                                                          (unaudited)
CONSOLIDATED BALANCE
   SHEET DATA:
   Inventory.....................      $  381.1   $1,081.3    $1,849.5    $2,706.8    $2,769.2      $2,799.1    $2,439.3
   Working capital...............         388.8      768.7     1,063.9     1,136.3     1,034.9       1,079.0     1,006.5
   Total assets..................       2,229.1    4,852.1     8,412.2     9,583.1     8,830.0       8,916.3     8,345.8
   Floorplan financing...........         225.7      472.5     1,339.2     2,210.6     2,416.7       2,375.3     2,110.1
   Revolver......................         150.0      250.0       500.0       669.0       615.0         865.0       396.0
   Leases and other debt.........         230.5       14.6        26.5       174.8       242.2         124.7       302.1
   Total current liabilities.....         470.5      752.5     1,997.3     3,134.2     3,141.3       3,239.8     2,768.6
   Long-term debt, net of current
      maturities.................         269.3      261.1       520.9       836.1       850.4         984.9       690.7
   Shareholders' equity..........       1,419.9    3,484.3     5,424.2     4,601.2     3,842.5       3,764.8     3,858.5

-----------

(1) EBITDA is defined as earnings before interest expense, income taxes, depreciation, amortization and other non- recurring charges of $443.7 million in fiscal 1999 and $(3.8) million in fiscal 2000. While EBITDA should not be construed as a substitute for operating income or as a better measure of liquidity than cash flows from operating activities, which are determined in accordance with generally accepted accounting principles, it is included herein to provide additional information with respect to our ability to meet future debt service, capital expenditures and working capital requirements. This measure may not be comparable to similarly titled measures reported by other companies.

(2) Fixed charges are defined as interest expense (including amortized interest and debt discounts), calculated rental expense interest, and certain subsidiary dividends, if any.

(3) Earnings are defined as pretax income from continuing operations, net of non-recurring charges, plus fixed charges less interest capitalized.

 * Floorplan interest expense is included in gross margin in 1996.




             MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL
                    CONDITION AND RESULTS OF OPERATIONS

         The following discussion of our financial condition and results of operations should be read in conjunction with the consolidated financial statements and the related notes thereto included elsewhere in this prospectus.

Overview

         We are the largest automotive retailer in the United States. As of August 31, 2001, we owned and operated 367 new vehicle franchises from 277 dealerships located in major metropolitan markets in 17 states, predominantly in the Sunbelt region of the United States. Our dealerships sell new and used vehicles. In addition, we offer financing for vehicle purchases, extended service contracts and insurance products, as well as other aftermarket products such as vehicle accessories. We provide a wide range of vehicle maintenance and repair services and operate collision repair centers in most of our key markets. We offer a full range of 35 different vehicle brands. The core brands of vehicles that we sell, representing almost 90% of the new vehicles that we sold in 2000, are Ford (Ford, Lincoln and Mercury), General Motors (Chevrolet, Pontiac, GMC and Buick), Chrysler (Chrysler, Jeep and Dodge), Toyota, Nissan and Honda. We also sell several luxury vehicle brands, including Mercedes-Benz, BMW, Lexus and Porsche.

Consolidated Results of Operations

         The following is a summary of our consolidated income statements in gross dollars for the periods indicated (in millions):



                                   Year ended        Year ended        Year ended       Six months         Six months
                                  December 31,      December 31,      December 31,    ended June 30,     ended June 30,
                                      1998              1999              2000             2000               2001
                                      ----              ----              ----             ----               ----
                                                                                                 (unaudited)
Income (loss) from continuing
   operations.................. $       225.8       $     (31.5)      $     328.1      $      161.3       $      146.2
                                --------------      ------------      ------------     -------------      --------------
Income (loss) from discontinued
   operations, net of income
   taxes:
      Automotive rental........         108.8             (71.0)             13.1               1.8                 --
      Solid waste services.....         153.3              40.4                --                --                 --
      Gain (loss) on disposal of            6             345.
        segments...............          11.6             345.0             (11.3)               --                 --
                                --------------      ------------      ------------     -------------      --------------
                                        273.7             314.4               1.8               1.8                 --
                                --------------      ------------      ------------     -------------      --------------
Net income..................... $       499.5       $     282.9       $     329.9      $      163.1       $      146.2
                                ==============      ============      ============     =============      ==============




         The following factors have impacted our financial condition and results of operations and may cause our reported financial data not to be indicative of our future financial condition and operating results:

         o Growth Through Acquisitions: From 1996 through 2001, we expanded our automotive retail operations through the acquisition of franchised automotive dealerships as discussed under the heading "Business Acquisitions and Divestitures."

         o Spin-Off of ANC Rental Corporation: In June 2000, we completed the tax-free spin-off of our former automotive rental business. This business has been accounted for as a discontinued operation as further discussed under the heading "Discontinued Business Segments."

         o Sale of Republic Services, Inc.: In 1998, our former solid waste services business completed an initial public offering of 36.1% of its common stock. In 1999, we sold substantially all of our remaining interests in Republic Services to the public. See further discussion under the heading "Discontinued Business Segments."

         o Restructuring: In 1999, we restructured certain of our operations to exit our former used vehicle megastore business and to reduce our corporate workforce as further discussed under the heading "Restructuring Activities."

         o Share Repurchases: Since the inception of our Board-authorized share repurchase programs in 1998, we have repurchased 142.7 million shares of our common stock for an aggregate price of $1.6 billion through June 30, 2001. See further discussion under the heading "Financial Condition."

         Unless otherwise stated, the following discussions will focus on the results of continuing operations, which consists of our automotive retail business.

Same Store Operating Data:

         Our historical operating results include the results of acquired businesses from the date of acquisition for acquisitions accounted for under the purchase method of accounting. Due to our expansion through acquisitions as well as the impact of divestitures, year over year comparisons of our reported operating results do not necessarily provide a meaningful representation of our internal performance. Accordingly, we have presented below our operating results for the six months ended June 30, 2001 and 2000 and the years ended December 31, 2000 and 1999 on a same store basis to better reflect our internal performance. Historical same store operating results include the results of businesses which were owned and operated by us during all or part of the fiscal periods included in the comparison.

         The following table sets forth: (1) the components of same store revenue, with component percentages of total revenue; (2) the components of same store gross margin, with gross margin percentages of applicable same store revenue; (3) same store selling, general and administrative expenses;
(4) same store performance; and (5) retail vehicle same store unit sales for the six months ended June 30 and years ended December 31 ($ in millions):


                              Year ended              Year ended                 Six months                 Six months
                             December 31,            December 31,              ended June 30,             ended June 30,
                                 1999         %          2000           %           2000            %          2001            %
                                 ----         -          ----           -           ----            -          ----            -
                                                                                                     (unaudited)
Revenue:
   New vehicle............. $     10,405.8     60.5  $     10,636.9      61.5  $      6,087.9      61.2   $      5,474.9      59.3
   Used vehicle............        3,260.2     19.0         3,167.1      18.3         1,864.2      18.8          1,829.5      19.8
   Parts and service.......        1,904.9     11.1         1,947.2      11.3         1,090.8      11.0          1,119.1      12.1
   Finance and insurance...          344.1      2.0           362.8       2.1           206.0       2.1            218.9       2.4
   Other...................        1,284.8      7.4         1,192.0       6.8           692.4       6.9            592.8       6.4
                               -----------    -----     -----------    ------   -------------    ------    -------------    ------
      Total revenue........       17,199.8    100.0        17,306.0     100.0         9,941.3     100.0          9,235.2     100.0
                               -----------    -----     -----------    ------   -------------    ------    -------------    ------
Gross Margin:
   New vehicle.............          875.0      8.4           894.1       8.4           512.0       8.4            454.9       8.3
   Used vehicle............          360.1     11.0           362.2      11.4           214.0      11.5            206.4      11.3
   Parts and service.......          799.0     41.9           830.2      42.6           464.2      42.6            483.4      43.2
   Finance and insurance...          344.1    100.0           362.8     100.0           206.0     100.0            218.9     100.0
   Other...................          113.6      8.8            76.4       6.4            44.8       6.5             33.2       5.6
                               -----------    -----     -----------    ------   -------------    ------    -------------    ------
      Total gross margin...        2,491.8     14.5         2,525.7      14.6         1,441.0      14.5          1,396.8      15.1

S,G&A Store................        1,691.4      9.8         1,663.4       9.6           948.4       9.5            952.3      10.3
                               -----------    -----     -----------    ------   -------------    ------    -------------    ------
Store performance.......... $        800.4      4.7 $         862.3       5.0 $         492.6       5.0$           444.5       4.8
                               ===========    =====     ===========    ======   =============    ======    =============    ======


Retail vehicle unit sales:
   New.....................        428,000                  420,000                   241,000                    208,000
   Used....................        231,000                  212,000                   124,000                    120,000
                               -----------              -----------             -------------              -------------    ------
                                   659,000                  632,000                   365,000                    328,000
                               ===========              ===========             =============              =============    ======


         Overall, our same store revenues and volume decreased during the six months of 2001 as compared to the same period in the prior year, primarily due to lower overall demand in the marketplace and other factors described below.

         Total. Same store revenue was $9.2 billion for the six months ended June 30, 2001 compared to $9.9 billion for the six months ended June 30, 2000, a decrease of 7.1%. Same store revenue was $17.3 billion for the year ended December 31, 2000 compared to $17.2 billion for the year ended December 31, 1999, an increase of 0.6%. Same store gross margin was $1.4 billion for the six months ended June 30, 2001 and 2000. Same store gross margin was $2.5 billion for the years ended December 31, 2000 and1999. Same store gross margin as a percentage of same store total revenue was 15.1% for the six months ended June 30, 2001 versus 14.5% for the same period in the prior year. This 60 basis point increase was primarily driven by a shift in revenue mix as lower margin new vehicle revenue represented a smaller component of overall revenue. Same store gross margin as a percentage of same store total revenue was 14.6% for the year ended December 31, 2000 versus 14.5% for the year ended December 31, 1999. The primary components of same store revenue and gross margin changes are described below.

         New vehicle. New vehicle same store revenue decreased 10.1% to $5.5 billion during the six months ended June 30, 2001, as compared to the same period in 2000, due to a unit volume decrease of 13.7% partially offset by a 3.6% increase in prices. New vehicle same store revenue increased 2.2% to $10.6 billion during the year ended December 31, 2000 due to price increases of 4.1% offset by a decrease in volume of 1.9%. New vehicle same store gross margin increased 2.2% to $894.1 million during the year ended December 31, 2000. Due primarily to the decline in volume, new vehicle same store gross margin decreased 11.2% to $454.9 million for the six months ended June 30, 2001. Our new vehicle sales were impacted by the lower demand experienced in the overall automotive retail industry this year, predominantly in the domestic product lines. We continue to expect lower new vehicle demand for the foreseeable future, which will likely result in lower new vehicle revenue and gross margin.

         Used vehicle. Same store used vehicle revenue decreased 1.9% to $1.8 billion during the six months ended June 30, 2001 as compared to the same period in 2000. This decrease is attributable to lower volume of 3.2% partially offset by 1.3% higher average prices. The used vehicle market was softer in the first six months of 2001 compared to the same period in 2000 and in 2000 compared to 1999 due in part to strong manufacturer incentives for new vehicles, especially light trucks. Same store used vehicle revenue decreased 2.9% to $3.2 billion during the year ended December 31, 2000. This decrease is attributable to lower volume of 8.2% offset by 5.3% higher average prices. Used vehicle same store gross margin decreased 3.6% to $206.4 million for the six months ended June 30, 2001 as compared to the same period in 2000. Used vehicle same store gross margin increased slightly to $362.2 million during the year ended December 31, 2000, as compared to the same period in 1999, due to an expansion in gross margin percentage of 40 basis points to 11.4%.

         Parts and service. Parts and service same store revenue increased 2.6% to $1.1 billion during the six months ended June 30, 2001 as compared to the same period in 2000, driven by volume as well as price increases. Parts and service same store revenue increased 2.2% from the prior year to $1.9 billion in 2000. Same store parts and service gross margin increased 4.1% to $483.4 billion for the six months ended June 30, 2001, as compared to the same period in 2000, as a result of a higher revenue coupled with a margin expansion of 60 basis points due to our efforts to increase pricing and manage costs. Gross margin for same store parts and service increased 3.9% to $830.2 million in 2000 as a result of the higher revenue coupled with a margin expansion of 70 basis points to 42.6%.

         Finance and insurance. In the six months ended June 30, 2001, same store finance and insurance revenue and gross margin (representing pure commissions) increased 6.3% to $218.9 million, as compared to the six months ended June 30, 2000. Same store finance and insurance revenue and gross margin increased 5.4% to $362.8 million during the year ended December 31, 2000 compared to 1999. These increases are primarily due to a higher percentage of our customers buying finance and insurance products as well as increased pricing.

         Other revenue. Same store other revenue decreased by 14.4% from $692.4 million to $592.8 million for the six months ended June 30, 2001 compared to the same period in 2000. This revenue decrease primarily reflects a reduction in wholesale revenues due to a decrease in the number of units wholesaled. Same store other revenue was $1.2 billion and $1.3 billion for the years ended December 31, 2000 and 1999, respectively.

         Selling, general and administrative expense. Same store selling, general and administrative expenses were $952.3 million and $948.4 million, or 10.3% and 9.5% of same store total revenue, for the six months ended June 30, 2001 and 2000, respectively. This increase as a percentage of revenue is primarily due to the shift in revenue mix as a function of lower new vehicle sales. Same store selling, general and administrative expenses were $1.7 billion during the years ended December 31, 2000 and December 31, 1999. Same store selling, general and administrative expenses as a percentage of same store total revenue were 9.6% for the year ended December 31, 2000 versus 9.8% for the year ended December 31, 1999. This decrease is primarily due to the impact of cost-cutting initiatives and overall leveraging of the store cost structure.

         Store performance margin. Same store performance margins were $444.5 million and $492.6 million or, as a percentage of same store revenue, 4.8% and 5.0% for the six months ended June 30, 2001 and 2000, respectively. This percentage decrease is a result of higher selling, general and administrative expenses as a percentage of revenue. Same store performance margin was $862.3 million for the year ended December 31, 2000 versus $800.4 million for the year ended December 31, 1999. Same store performance margins as a percentage of same store total revenue were 5.0% for the year ended December 31, 2000 versus 4.7% for the year ended December 31, 1999. The increases in same store performance margins and same store performance margin as percentages of same store revenue are primarily due to decreases in selling, general and administrative expenses, coupled with gross margin expansion in used vehicles and parts and service.

Reported Operating Data:

         The following table sets forth: (1) the components of revenue, with component percentages of total revenue; (2) the components of gross margin, with gross margin percentages of applicable revenue; (3) selling, general and administrative expenses; (4) store performance; and (5) retail vehicle unit sales for the six months ended June 30 and years ended December 31 ($ in millions):



                          Year ended            Year ended            Year ended          Six months             Six months
                           Dec. 31,              Dec. 31,              Dec. 31,          ended June 30,         ended June 30,
                             1998        %         1999        %         2000       %        2000         %         2001         %
                             ----        -         ----        -         ----       -        ----         -         ----         -
                                                                                                          (unaudited)
Revenue:
   New vehicle..........   $ 6,775.8    53.5  $   11,481.0    57.1  $   12,489.3   60.6  $   6,399.0     60.6  $    5,808.9    59.1
   Used vehicle.........     3,185.2    25.2       4,429.7    22.0       3,860.2   18.7      2,011.7     19.0       1,949.5    19.8
   Parts and service....     1,383.2    10.9       2,222.0    11.1       2,334.9   11.3      1,176.7     11.1       1,201.0    12.2
   Finance and
      insurance.........       288.6     2.3         423.4     2.1         431.8    2.1        218.3      2.1         233.7     2.4
   Other................     1,031.8     8.1       1,555.7     7.7       1,493.4    7.3        764.0      7.2         636.0     6.5
                           ---------   -----  ------------   -----  ------------  -----  -----------    -----   -----------   -----
      Total revenue.....    12,664.6   100.0      20,111.8   100.0      20,609.6  100.0     10,569.7    100.0       9,829.1   100.0
                           ---------   -----  ------------   -----  ------------  -----  -----------    -----   -----------   -----

Gross margin:
   New vehicle..........       588.6     8.7         962.3     8.4       1,056.0    8.5        536.4      8.4         481.0     8.3
   Used vehicle.........       379.4    11.9         449.6    10.1         438.6   11.4        231.3     11.5         219.2    11.2
   Parts and service....       571.6    41.3         933.8    42.0         999.7   42.8        500.9     42.6         518.1    43.1
   Finance and
      insurance.........       288.6   100.0         423.4   100.0         431.8  100.0        218.3    100.0         233.7   100.0
   Other................       103.4    10.0         159.5    10.3         106.4    7.1         49.2      6.4          41.1     6.5
                           ---------   -----  ------------   -----  ------------  -----  -----------    -----   -----------   -----
      Total gross
        margin..........     1,931.6    15.3       2,928.6    14.6       3,032.5   14.7      1,536.1     14.5       1,493.1    15.2
                           ---------   -----  ------------   -----  ------------  -----  -----------    -----   -----------   -----
S,G&A--Store............     1,301.8    10.3       2,089.4    10.4       2,021.6    9.8      1,019.4      9.6       1,020.7    10.4
   Store performance....       629.8     5.0         839.2     4.2       1,010.9    4.9        516.7      4.9         472.4     4.8
S,G&A--Corporate.........       86.5     0.7         190.0     1.0         125.2    0.6         83.7      0.7          73.9     0.8
S,G&A--Property
   carrying costs.......          --      --            --      --          30.9    0.1           --       --            --      --
Depreciation............        40.3     0.3          60.1     0.3          54.7    0.3         27.8      0.3          32.0     0.3
Amortization............        39.6     0.3          62.9     0.3          79.1    0.4         38.3      0.4          40.4     0.4
Asset impairment
   charges (recoveries),
   net..................          --      --         416.4     2.1          (3.8)    --           --       --           8.7     0.1
Other gains.............          --      --            --      --            --     --           --       --         (19.0)   (0.2)
                           ---------   -----  ------------   -----  ------------  -----  -----------    -----   -----------   -----
Operating Income........   $   463.4     3.7  $      109.8     0.5  $      724.8    3.5  $     366.9      3.5   $     336.4     3.4
                           =========   =====  ============   =====  ============  =====  ===========    =====   ===========   =====

Retail vehicle unit
sales:
   New..................     286,000               469,000                489,000              253,000               221,000
   Used.................     244,000               315,000                255,000              134,000               129,000
                           ---------          ------------           ------------          -----------           -----------
                             530,000               784,000                744,000              387,000               350,000
                           =========          ============           ============          ===========           ===========


         Overall we experienced a decrease in revenue in the first six months of 2001 compared to the same period in the prior year primarily due to lower overall demand in the marketplace and other factors described below.

         Total. Total revenue was $9.8 billion for the six months ended June 30, 2001 compared to $10.6 billion for the six months ended June 30, 2000, a decrease of 7.0%. Total revenue was $20.6 billion, $20.1 billion and $12.7 billion for the years ended December 31, 2000, 1999 and 1998, respectively. Total gross margin was $1.5 billion for the six months ended June 30, 2001 and 2000. Gross margins were $3.0 billion, $2.9 billion and $1.9 billion for the years ended December 31, 2000, 1999 and 1998, respectively. The primary components of these changes are described below.

         New vehicle. As compared to the six months ended June 30, 2000, new vehicle revenue decreased 9.2% to $5.8 billion during the six months ended June 30, 2001 due to lower unit sales primarily in the domestic product lines for us as well as the industry. New vehicle revenue was $12.5 billion, $11.5 billion and $6.8 billion for the years ended December 31, 2000, 1999 and 1998, respectively. During the first six months of 2001, we sold 221,000 new vehicles versus 253,000 new vehicles in the comparable 2000 period. Consistent with the volume decrease, new vehicle gross margin decreased 10.3% to $481.0 million for the six months ended June 30, 2001 versus the same period in 2000. New vehicle gross margins were $1.1 billion, $962.3 million and $588.6 million or, as percentages of new vehicle revenue, 8.5%, 8.4% and 8.7% for the years ended December 31, 2000, 1999 and 1998, respectively. Increases in revenue and gross margins are attributable to acquisitions and higher pricing. New vehicle revenue was also impacted by an increase in same store unit sales in 1999 and a modest decrease in same store unit sales in 2000.

         Used vehicle. Used vehicle sales decreased 3.1% to $1.9 billion during the six months ended June 30, 2001 as compared to the same period during 2000. This decrease was a result of lower volume in 2001. Used vehicle revenue was $3.9 billion, $4.4 billion and $3.2 billion for the years ended December 31, 2000, 1999 and 1998, respectively. Used vehicle gross margin decreased 5.2% to $219.2 million during the six months ended June 30, 2001 from $231.3 million for the same period in 2000. Used vehicle gross margin percentage was 11.2% of used vehicle revenue for the six months ended June 30, 2001, a decline of 30 basis points from the comparable period in 2000. Used vehicle gross margins were $438.6 million, $449.6 million and $379.4 million or, as percentages of used vehicle revenue, 11.4%, 10.1% and 11.9% for the years ended December 31, 2000, 1999 and 1998, respectively. The decreases in 2000 used vehicle revenue and gross margin are the result of a decrease in units retailed from approximately 315,000 in 1999 to 255,000 in 2000 largely resulting from the closure of our used vehicle megastores.

         Parts and service. Parts and service revenue was $1.2 billion for the six months ended June 30, 2001and 2000. Parts and service revenue was $2.3 billion, $2.2 billion and $1.4 billion for the years ended December 31, 2000, 1999 and 1998, respectively. In the six month period ended June 30, 2001, parts and service gross margin was $518.1 million versus $500.9 million for the same period in 2000 or, as a percentage of parts and service revenue, 43.1% and 42.6%, respectively. Parts and service gross margins were $999.7 million, $933.8 million and $571.6 million or, as percentages of parts and service revenue, 42.8%, 42.0% and 41.3% for the years ended December 31, 2000, 1999 and 1998, respectively. These increases since 1998 are attributable to acquisitions and higher pricing.

         Finance and insurance. Finance and insurance revenue and gross margin (representing pure commissions) increased 7.1% to $233.7 million during the six months ended June 30, 2001 as compared to the same period in 2000. Finance and insurance revenue and gross margins were $431.8 million, $423.4 million and $288.6 million for the years ended December 31, 2000, 1999 and 1998, respectively. These increases are due to acquisitions and a higher percentage of our customers buying finance and insurance products.

         Other revenue. Other revenue decreased 16.8% from $764.0 million to $636.0 million during the six months ended June 30, 2001 as compared to the same period in 2000. Other revenue was $1.5 billion, $1.6 billion and $1.0 billion for the years ended December 31, 2000, 1999 and 1998, respectively.

         Selling, general and administrative expense. Store level selling, general and administrative expenses were $1.0 billion, or 10.4% of total revenue, and $1.0 billion, or 9.6% of total revenue, for the six months ended June 30, 2001 and 2000, respectively. This increase as a percentage of revenue is primarily due to lower sales. Store selling, general and administrative expenses were $2.0 billion, $2.1 billion and $1.3 billion or, as percentages of total revenue, 9.8%, 10.4% and 10.3% for the years ended December 31, 2000, 1999 and 1998, respectively. The 2000 decreases are primarily due to successful implementation of our cost-cutting initiatives. The increase as a percentage of revenue in 1999 over 1998 is primarily due to higher megastore fixed costs and costs incurred in connection with the megastore closures and other one-time costs.

         Store performance margin. Store performance margins were $472.4 million and $516.7 million, or as a percentage of total revenue, 4.8% and 4.9% for the six months ended June 30, 2001 and 2000, respectively. This decrease in store performance margin is primarily a result of lower sales. Store performance margins were $1.0 billion, $839.2 million and $629.8 million or, as percentages of total revenue, 4.9%, 4.2% or 5.0% for the years ended December 31, 2000, 1999 and 1998, respectively. The increases in aggregate dollars are primarily due to acquisitions coupled with margin expansion. The 2000 increase as a percentage of total revenue is primarily due to lower selling, general and administrative expenses. The 1999 decrease as a percentage of revenue is due to lower gross margin percentages and higher selling, general and administrative expenses.

         Corporate selling, general and administrative expense. Corporate selling, general and administrative expenses were reduced by $9.8 million, or 11.7%, to $73.9 million during the six months ended June 30, 2001 as compared to the same period in 2000. As a percentage of revenue, corporate selling, general and administrative expenses were 0.8% and 0.7% for the six months ended June 30, 2001 and 2000, respectively. The decrease is primarily the result of the continued disposal of excess properties. Corporate selling, general and administrative expenses were $125.2 million, $190.0 million and $86.5 million or, as a percentage of total revenue, 0.6%, 1.0% and 0.7%, for the years ended December 31, 2000, 1999 and 1998, respectively. The 2000 decrease is primarily due to successful implementation of our 1999 cost-cutting initiatives as described in "Restructuring Activities" below. The 1999 increase is primarily due to increased headcount and spending for various corporate initiatives that have been curtailed or eliminated in conjunction with our 1999 restructuring activities.

         S,G&A--Property carrying costs. S,G&A--Property carrying costs represent costs associated with megastore and other properties held for sale. We incurred $30.9 million of property carrying costs during the year ended December 31, 2000. We expect these costs to be less than $10.0 million in 2001. As of June 30, 2001, we had incurred $4.5 million of property carrying costs.

         Depreciation and amortization. Depreciation and amortization were $72.4 million and $66.1 million, respectively, at June 30, 2001 and 2000, primarily as a function of acquisitions closed during 2000. Depreciation and amortization were $133.8 million, $123.0 million and $79.9 million for the years ended December 31, 2000, 1999 and 1998, respectively. For the six months ended June 30, 2001 and 2000, depreciation and amortization percentages of revenue were 0.7% and 0.6%, respectively. Depreciation and amortization, as percentages of revenue, were 0.7%, 0.6% and 0.6% for the years ended December 31, 2000, 1999 and 1998, respectively.

         Other gains. Other gains of $19.0 million for the six months ended June 30, 2001 primarily represent the pre-tax gain from the sale of the Flemington dealer group in April 2001.

Discontinued Business Segments

         On June 30, 2000, we completed the spin-off of our former automotive rental businesses, which had been organized under ANC Rental Corporation, by distributing 100% of ANC Rental's common stock to AutoNation's stockholders as a tax-free dividend. As a result of the spin-off, AutoNation stockholders received one share of ANC Rental common stock for every eight shares of AutoNation common stock owned as of June 16, 2000. ANC Rental has been accounted for as discontinued operations and, accordingly, the operating results of ANC Rental have been classified as discontinued operations in our consolidated financial statements. During the six months ended June 2000, we recorded income from discontinued operations totaling $1.8 million net of income taxes. Such amount represents the excess of previously estimated losses of $22.1 million, which were accrued in the fourth quarter of 1999, over actual losses.

         In July 1998, our former solid waste services subsidiary, Republic Services, Inc., completed an initial public offering of 36.1% of its common stock. In May 1999, we sold substantially all of our interest in Republic Services in a public offering. Our former solid waste services segment has been accounted for as discontinued operations and, accordingly, the operating results of Republic Services have been classified as discontinued operations in the accompanying consolidated financial statements.

Business Acquisitions and Divestitures

         From 1996 through 1999, we aggressively expanded our automotive retail operations through the acquisition of franchised automotive dealerships. However, we did not complete in 2000 and do not expect to complete in 2001 acquisitions at the same pace as we have in the past. We currently expect that future acquisitions will primarily target single dealerships or small dealership groups focused in our key existing markets.

         Since the beginning of 2000, we acquired various automotive retail businesses. We paid approximately $27.0 million and $190.9 million in cash for these acquisitions during the six months ended June 30, 2001 and the year ended December 31, 2000, respectively, all of which were accounted for under the purchase method of accounting. We also paid approximately $6.2 million and $122.4 million in deferred purchase price for certain prior year automotive retail acquisitions during the six months ended June 30, 2001 and the year ended December 31, 2000, respectively. At December 31, 2000, we had approximately $24.5 million of deferred purchase price due to former owners of acquired businesses.

         During the year ended December 31, 1999, we acquired various automotive retail businesses. We paid approximately $879.1 million in cash for these acquisitions, all of which were accounted for under the purchase method of accounting. During 1999, we also paid approximately $34.9 million in deferred purchase price for certain prior year automotive retail acquisitions. During 1999, we received approximately $131.3 million of cash from the divestiture of various automotive dealerships.

         During the year ended December 31, 1998, we acquired various businesses in the automotive retail, automotive rental and solid waste services industries. With respect to continuing operations, we issued approximately 21.9 million shares of our common stock, valued at $473.2 million, and paid approximately $804.3 million in cash for acquisitions accounted for under the purchase method of accounting. With respect to discontinued operations, we issued approximately 3.4 million shares of common stock, valued at $68.0 million, and paid approximately $494.4 million in cash and certain properties for acquisitions accounted for under the purchase method of accounting. During 1998, we received approximately $55.1 million of cash from the divestiture of various automotive dealerships.

         As described below under the heading "Restructuring Activities," we have been divesting certain non-core franchised automotive dealerships. During 2000, we received approximately $89.7 million of cash from the divestiture of these dealerships. In April 2001, we completed the sale of our Flemington dealer group for net proceeds of $59.0 million, which substantially completed our non-core dealership divestiture plan. In the normal course of business, we will periodically divest dealerships that do not meet certain operational, financial, or strategic criteria.

         In November 2000, we completed the divestiture of our outdoor media business for a purchase price of approximately $104.0 million. In connection with the sale, we entered into a prepaid $15.0 million advertising agreement and, therefore, we received net proceeds of $89.0 million. A pre-tax gain of $53.5 million was recognized on the sale.

Restructuring Activities

         During the fourth quarter of 1999, we approved a plan to restructure certain of our operations. The restructuring plan was comprised of the following major components: (1) exiting the used vehicle megastore business and (2) reducing the corporate workforce. The restructuring plan also included divesting certain non-core franchised dealerships. Approximately 2,000 positions were eliminated as a result of the restructuring plan, of which 1,800 were megastore positions and 200 were corporate positions. These restructuring activities resulted in pre-tax charges of $443.7 million in 1999 of which $416.4 million appears as asset impairment charges, net in our 1999 consolidated income statement. These pre-tax charges include: $286.9 million of asset impairment charges; $103.3 million of reserves for residual value guarantees for closed lease properties; $26.2 million of severance and other exit costs and $27.3 million of inventory related costs. The $286.9 million asset impairment charge consists of: $244.9 million of megastore and other property impairments; $26.6 million of goodwill impairment reserves for the divestiture of certain non-core franchised automotive dealerships and $15.4 million of information systems impairments. Of the $443.7 million restructuring reserve recorded, $10.8 million of severance was paid in 1999 and $53.7 million of asset impairments and write-offs were recorded during the fourth quarter of 1999.

         We completed the sale of our New Jersey based-Flemington dealer group in April 2001, resulting in the substantial completion of our non-core dealership divestiture plan. We continue to dispose of our closed megastores and other properties through sales to third parties. Although we are aggressively marketing these closed properties, their ultimate disposition will not be substantially completed until late 2001. Revenue for the operations disposed or to be disposed, including the Flemington dealer group, was $132.6 million and $570.5 million during the six months ended June 30, 2001 and 2000, respectively. Revenue for the operations disposed or to be disposed was $923.5 million, $2.1 billion and $1.7 billion during 2000, 1999 and 1998, respectively. Operating income for the operations disposed or to be disposed was $0.5 million and $16.5 million for the six months ended June 30, 2001 and 2000, respectively. Operating income for the operations disposed or to be disposed was $21.8 million, $15.5 million and $12.9 million for the years ended December 31, 2000, 1999 and 1998, respectively.


         The following summarizes activity in the restructuring and impairment reserves for the year ended December 31, 2000 (in millions):



                                                         Amounts
                                                         Charged
                                    Balance           (Credited) to             Deductions            Balance
                               December 31, 1999          Income           Cash        Non-cash   December 31, 2000
                               -----------------          ------           ----        --------   -----------------
Reserve
Asset reserves:
   Asset impairment..........           $263.3 (1)    $     (15.0)      $    --        $  (86.9)   $        161.4
   Inventory.................             15.0                 --            --           (15.0)               --
Accrued liabilities:
   Property lease
      residual value
      guarantees.............            103.3              (14.8)        (88.5)             --                --
   Severance and other
      exit costs.............             17.3                9.4         (22.7)           (2.8)              1.2
Finance lease residual
   value write-down..........               --               16.6            --           (16.6)               --
                               ------------------     ------------      --------       ---------   ----------------
                                $        398.9        $      (3.8)      $(111.2)         (121.3)   $        162.6
                               ==================     ============      ========       =========   ================



-----------

(1) Includes $19.7 million of reserves that had been established on these properties prior to the 1999 restructuring and impairment charges recorded.

         The following summarizes the components of the $3.8 million credited to income during the year ended December 31, 2000 (in millions):



                                                Properties
                                                  Placed
                                                 Back into                          Additional
                                                 Service or       Net Gain on       Impairment
                                                  Retained      Sold Properties       Charges        Other       Total
                                                  --------      ---------------     -----------      -----       -----
Asset reserves
   Asset impairment..........................   $    (23.2)      $      (3.4)        $    11.6       $  --      $ (15.0)
Accrued liabilities:
   Property lease residual value
      guarantees.............................        (13.0)             (1.8)               --          --         (14.8)
   Severance and other exit costs............           --                --                --         9.4           9.4
Finance lease residual value
   write-down................................           --                --                --        16.6          16.6
                                              -----------------  -------------    ---------------     --------  -----------
                                                $     (36.2)     $      (5.2)        $    11.6        $26.0     $   (3.8)
                                              =================  =============    ===============     ========  ===========



         During 2000, certain events occurred which caused us to re-evaluate our plans with respect to various retail properties. As a result, certain megastore properties were placed back in service as franchised new vehicle dealerships and we decided to retain certain dealerships that had been held for sale. Accordingly, based on our re-evaluation of the fair value of the properties, we determined that the asset impairment and lease residual value reserves for these properties were no longer necessary and we were required to reverse the related estimated reserves totaling $36.2 million back into income. An additional impairment charge of $11.6 million was recognized primarily related to a decision in 2000 to close one additional megastore property as part of the overall restructuring plan. During 2000, we also recognized an impairment charge totaling $16.6 million associated with the deterioration in residual values of finance lease receivables. We discontinued writing finance leases in mid-1999 and the majority of the leases terminate in late 2001.

         The following summarizes activity in the restructuring and impairment reserves for the six months ended June 30, 2001 (in millions):



                                                              Amounts
                                          Balance            Charged to         Deductions            Balance
                                     December 31, 2000         Income        Cash     Non-cash     June 30, 2001
                                     -----------------         ------        ----     --------     -------------

Reserve
Asset reserves:
   Asset impairment.................   $           161.4     $     4.3       $  --    $  (54.5)     $    111.2
Accrued liabilities:
   Severance and other exit
      costs.........................                 1.2           0.3        (0.8)         --             0.7
Finance lease residual value
   write-down.......................                  --           4.1          --        (4.1)             --
                                       -----------------     ---------       ------   ---------     ----------
                                       $           162.6     $     8.7       $(0.8)   $  (58.6)     $    111.9
                                       =================     =========       ======   =========     ==========


         The following summarizes the components of the $8.7 million charged to income during the six months ended June 30, 2001 (in millions):



                                                Net Gain on       Additional
                                                    Sold          Impairment
                                                 Properties         Charges         Other       Total
                                                 ----------         -------         -----       -----
Asset reserves
   Asset impairment..........................   $       (1.0)      $     5.3      $  --         $  4.3
Accrued liabilities:
   Severance and other exit costs............            --               --         0.3           0.3
Finance lease residual value
   write-down................................            --               --         4.1           4.1
                                                -------------      ----------     ------        ------
                                                $       (1.0)       $    5.3      $  4.4        $  8.7
                                                =============      ==========     ======        ======


         During the first six months of 2001, we recognized an additional impairment charge totaling $5.3 million based on the re-evaluation of the fair value of certain properties. Additionally, we recognized an impairment charge totaling $4.1 million associated with the deterioration in residual values of finance lease receivables. We discontinued writing finance leases in mid-1999 and the majority of the leases terminate in late 2001.

Non-Operating Income and Expense

         Floorplan interest expense. Floorplan interest expense was $81.0 million and $99.0 million for the six months ended June 30, 2001 and 2000, respectively. This decrease was due to lower floorplan financing associated with lower inventory levels as well as reduced floorplan borrowing rates. Floorplan interest expense was $199.8 million, $125.2 million and $107.0 million for the years ended December 31, 2000, 1999 and 1998, respectively. The increases are due to higher floorplan financing associated with higher inventory levels and higher interest rates.

         Other interest expense. During the six months ended June 30, 2001, other interest expense was incurred primarily on borrowings under our revolving credit facilities. Other interest expense was $19.4 million and $22.4 million for the six months ended June 30, 2001 and 2000, respectively. This decrease was due to lower average borrowings as well as lower interest rates. Other interest expense was $47.7 million, $34.9 million and $14.0 million for the years ended December 31, 2000, 1999 and 1998, respectively. These increases are due to higher average borrowings along with higher interest rates.

         Interest income. Interest income was $3.6 million and $8.7 million for the six months ended June 30, 2001 and 2000, respectively. This decrease is primarily the result of lower average cash and investment balances. Interest income was $14.3 million, $20.6 million and $8.7 million for the years ended December 31, 2000, 1999 and 1998, respectively. The decrease in 2000 is primarily due to lower cash on hand and investment balances. The increase in 1999 was the result of interest earned on funds temporarily invested from the proceeds of the sale of substantially all of our interest in Republic Services.

         Other income, net. For the six months ended June 30, 2001, other expense, net, was $0.8 million. Other income, net, for the year ended December 31, 2000, was $33.4 million and primarily included gains of approximately $24.0 million on the sale of approximately 3.1 million shares of common stock of our former solid waste subsidiary, Republic Services, and a gain of approximately $53.5 million on the sale of our former outdoor media business, offset by a $30.0 million valuation write- down related to an equity-method investment in a privately-held auto salvage and parts recycling business.

         Income taxes. The provision for income taxes from continuing operations was $92.6 million and $96.7 million for the six months ended June 30, 2001 and 2000, respectively. The provision for income taxes from continuing operations was $196.9 million, $4.0 million and $126.8 million for the years ended December 31, 2000, 1999 and 1998, respectively. The effective income tax rate was 37.5% and 36.0% for the years ended December 31, 2000 and 1998. Although we reported a pre-tax loss from continuing operations in 1999, an income tax provision was recorded due to the effect of certain non-deductible expenses primarily associated with the restructuring and impairment charges.

Financial Condition

         At June 30, 2001, we had $26.1 million of unrestricted cash and cash equivalents and $396.0 million drawn under a multi-year unsecured revolving credit facility which provided $1.0 billion of financing and was scheduled to mature April 2002. This facility was repaid in full and terminated on August 10, 2001. Another facility provided $250.0 million of borrowing capacity until its termination on June 29, 2001. On August 10, 2001, we entered into two new senior secured revolving credit facilities with an aggregate capacity of $500.0 million. One facility is a 364-day revolving credit facility which provides borrowing capacity up to $200.0 million at a LIBOR-based interest rate. The other facility provides borrowing capacity up to $300.0 million at a LIBOR-based interest rate and has a five-year term. These facilities are secured by a pledge of the capital stock of two of our subsidiaries, and these facilities are guaranteed by substantially all of our subsidiaries.

         On August 10, 2001, we sold $450.0 million of 9.0% senior unsecured notes due August 1, 2008 at a price of 98.731% of face value. The notes are guaranteed by substantially all of our subsidiaries.

         We used the net proceeds of the offering and borrowings under the new revolving credit facilities to repay outstanding amounts under the $1.0 billion revolving credit facility and certain other debt and will use any additional amounts to finance capital expenditures, strategic acquisitions, working capital and other general corporate purposes.

         In June 2001, we entered into a mortgage facility with an automotive manufacturer's captive finance subsidiary with an aggregate capacity of $150.0 million. As of June 30, 2001, the amount outstanding under this mortgage facility was $116.7 million. The facility has a ten-year term, bears interest at a LIBOR-based rate and is secured by mortgages on certain of our dealerships' real property. In addition, we are currently negotiating with a major vehicle manufacturer's captive finance subsidiary to provide an additional mortgage facility with respect to certain of our dealership properties.

         We finance our vehicle inventory through secured financings, primarily floorplan facilities, with vehicle manufacturers' captive finance subsidiaries as well as independent financial institutions and, until recently, a bank-sponsored commercial paper conduit facility that matured January 19, 2001, which was not renewed. As of June 30, 2001, capacity of the facilities was approximately $3.5 billion. We finance our used vehicles through our cash flow from operations and our credit facilities.

         We are the lessee under a lease facility that was established to acquire and develop our former megastores properties. As originally structured, the facility had been accounted for as an operating lease and included residual value guarantees. In 1999, certain properties under the facility were reflected as capital leases. In connection with our 1999 restructuring activities previously described, as of December 31, 1999, we accrued an estimate of the liability under the residual value guarantee totaling approximately $103.3 million. In September 2000, we funded the remaining lease residual value guarantee obligation to the lessor, reduced the facility size from $500.0 million to $210.0 million and amended the terms of the facility through the notification of our intention to exercise the option to purchase the leased properties at the end of the term. As a result of the amendment, all of the leases have now been accounted for as capital leases, with the property and related debt included in our consolidated balance sheet. On August 10, 2001, we prepaid and terminated this facility.

         We securitize installment loan receivables through a $1.0 billion commercial paper warehouse facility with unrelated financial institutions. In September 2000, we decreased the capacity of the commercial paper warehouse facility from $1.7 billion to $1.0 billion. During the six months ended June 30, 2001, we sold installment note receivables of $343.6 million under this program, net of retained interests. During the year ended December 31, 2000, we securitized approximately $580.1 million of loan receivables under this program, net of retained interests. At June 30, 2001, we had approximately $776.8 million outstanding under this program, net of retained interests. We have entered into certain interest rate derivative transactions with certain financial institutions to manage the impact of interest rate changes on securitized installment loan receivables. Proceeds from securitizations are primarily used to repay borrowings under our revolving credit facilities.

         We also securitize installment loan receivables through the issuance of asset-backed notes through a non-consolidated special purpose entity under a shelf registration statement. At June 30, 2001, $785.1 million was outstanding under this program, net of retained interests. In August 2001, we amended the shelf registration statement relating to this program to provide aggregate capacity of $2.0 billion. Proceeds from the notes issued under this program are used to refinance installment loans previously securitized under the warehouse facility and to securitize additional loans held by us. We provide credit enhancement related to these notes in the form of over collateralization, a reserve fund and a third party surety bond. We retain responsibility for servicing the loans for which we are paid a servicing fee. During 2000, approximately $691.7 million in additional asset-backed notes were issued, net of retained interests. During the six months ended June 30, 2001, no additional asset-backed notes were issued. In September 2001, we issued approximately $850.0 million in asset-backed notes under this program.

         During the six months ended June 30, 2001, we repurchased 15.0 million shares of our common stock for an aggregate purchase price of $129.2 million. Through June 30, 2001, an aggregate of 142.7 million shares of common stock have been acquired under our share repurchase programs for an aggregate purchase price of $1.6 billion, leaving approximately $137.9 million available for share repurchases under the program. During the year ended December 31, 2000, we repurchased 27.6 million shares of our common stock for an aggregate purchase price of $188.9 million. We repurchased
91.0 million shares of common stock during 1999 for an aggregate purchase price of $1.2 billion. We repurchased 9.1 million shares of common stock during 1998 for an aggregate purchase price of $136.0 million. We will evaluate further share repurchases during the remainder of 2001 based upon financial and other investment considerations. However, our ability to repurchase shares will be limited by the terms of the indenture relating to these notes and our senior credit facilities.

         In connection with the ANC Rental spin-off, we made certain capital contributions to ANC Rental prior to the spin-off. These contributions included cash of approximately $200.0 million and the net assets of an insurance subsidiary. We also entered into various agreements with ANC Rental that set forth the terms of the distribution and other agreements governing our relationship with ANC Rental after the spin-off. As a result of the spin-off, our equity as of December 31, 2000, was reduced by the net assets of ANC Rental totaling $894.4 million. The equity adjustment resulting from the spin-off is subject to further adjustment resulting from changes in estimated shared assets and liabilities of AutoNation and ANC Rental and certain other matters. However, the equity adjustments arising from changes in the estimated shared assets and liabilities of AutoNation and ANC Rental, if any, are not expected to be significant.

         In connection with the spin-off of ANC Rental in June 2000, we provide certain guarantees and credit enhancements with respect to financial and performance obligations of ANC Rental, including acting as a guarantor under certain motor vehicle and real property leases and acting as an indemnitor with respect to certain surety bonds issued on ANC Rental's behalf. We receive fees for providing these guarantees commensurate with market rates. We are also a party to certain agreements with ANC Rental (the "ANC Rental Agreements"), including a Separation and Distribution Agreement and a Tax Sharing Agreement, pursuant to which both ANC Rental and we have certain obligations. ANC Rental reported a net loss for the fourth quarter of 2000 of $44.0 million, resulting in an aggregate net loss for 2000 of $2.0 million, and a net loss of $56.6 million for the six months ended June 30, 2001. ANC Rental has announced that, due in part to the terrorist attacks against the United States on September 11, 2001, it has suffered a significant decline in consumer demand for rental cars and that it expects to report a substantial loss for the full year 2001. ANC Rental also indicated that it is currently under discussions with its creditors, the United States federal government and other parties in order to review liquidity options and other financial issues. Additionally, ANC Rental announced that it has reached agreements with its lenders to suspend certain financial covenants under certain credit agreements until November 15, 2001 and to defer until November 30, 2001 a principal payment of $70.0 million due on October 1, 2001. If ANC Rental is unable to meet its obligations, we will likely be called on to perform under our credit enhancements and guarantees, which could have a material adverse effect on our business, financial condition and cash flows. ANC Rental has been accounted for as a discontinued operation and, accordingly, we expect that payments made by us pursuant to the foregoing credit enhancements and guarantees, if any, would not impact our reported results from continuing operations.

         Under the motor vehicle lease agreement referenced above, ANC Rental currently leases approximately 14,000 vehicles. Under this vehicle lease agreement, which expires at the conclusion of the leases for model year 2002 vehicles, ANC Rental is responsible for lease payments that we believe are between $3.0 and $4.0 million per month. We believe that ANC Rental typically leases vehicles under this lease agreement for a period of approximately six months per vehicle. Under the real property leases that we guaranty, which expire in July 2017, ANC Rental leases twelve parcels of property at an aggregate rent of approximately $3.0 million per year. Our indemnification obligations with respect to the surety bonds issued on behalf of ANC Rental are capped at $29.5 million in the aggregate. In addition, in the event of the bankruptcy of ANC Rental, our claims against ANC Rental under the terms of the ANC Rental Agreements may be extinguished or unenforceable. These claims could include indemnification rights with respect to payments made by us to the Internal Revenue Service as a result of audit adjustments in our consolidated federal income tax returns relating to ANC Rental's automotive rental businesses prior to the spin-off. In the event that we are called on to perform under the foregoing credit enhancements and guarantees and we have claims under the ANC Rental Agreements that ANC Rental cannot satisfy, we estimate that our aggregate obligations under the credit enhancements, guarantees and ANC Rental Agreements could be in the range of $50 million to $150 million. However, the exposure is difficult to estimate and we cannot be certain that our aggregate obligations under these credit enhancements, guarantees and ANC Rental Agreements relating to ANC Rental will not be materially above the range indicated above.

         We have taken steps since 2000 to further strengthen our balance sheet, including selling non- core assets and redeploying proceeds into our core business. In April 2001, we completed the sale of our Flemington dealer group which substantially completed our non-core dealership divestiture plan. During 2000, we entered into a sale-leaseback financing of our corporate headquarters facility resulting in proceeds of approximately $52.1 million. Additionally, during 2000, we sold an office building which is occupied by ANC Rental, resulting in proceeds of approximately $18.7 million. As previously described, in November 2000, we completed the sale of our outdoor media business for a purchase price of $104.0 million. In connection with the sale, we entered into a prepaid $15.0 million advertising agreement and, therefore, we received net proceeds of $89.0 million.

         At June 30, 2001 and December 31, 2000, we had $885.0 million and $877.2 million, respectively, of net deferred tax liabilities. We provide for deferred income taxes in our consolidated balance sheets to show the effect of temporary differences between the recognition of revenue and expenses for financial and income tax reporting purposes and between the tax basis of assets and liabilities and their reported amounts in the financial statements. Over the past four years, we have engaged in certain transactions that are of a type that the Internal Revenue Service has recently indicated it intends to challenge. A significant amount of our deferred tax liabilities relates to the transactions described above. We believe that our tax returns appropriately reflect such transactions. At the present time, we are unable to predict the outcome of any challenge if the IRS determines to challenge the tax reporting of such transactions. An unfavorable settlement or adverse resolution of these matters could have a material adverse effect on our financial condition, results of operations, cash flows and assets.

Cash Flows

         Cash and cash equivalents decreased by $56.1 million and $81.2 million during the six months ended June 30, 2001 and 2000, respectively. Cash and cash equivalents increased (decreased) by $(153.8) million, $(490.0) million and $598.3 million during the years ended December 31, 2000, 1999 and 1998, respectively. The major components of these changes are discussed below.

         Cash Flows from Operating Activities

         Cash provided by operating activities was $492.5 million and $90.1 million during the six months ended June 30, 2001 and 2000, respectively. Cash provided by operating activities was $281.5 million, $47.2 million and $217.8 million for the years ended December 31, 2000, 1999 and 1998, respectively.

         Cash flows from operating activities include purchases of vehicle inventory which are separately financed through secured vehicle financings. Accordingly, we measure our operating cash flow to include net proceeds/(payments) under these secured vehicle financings which totaled $(298.9) million and $141.9 million during the six months ended June 30, 2001 and 2000, respectively; and $159.4 million, $429.7 million and $65.1 million during the years ended December 31, 2000, 1999 and 1998, respectively. Including net proceeds/(payments) under these secured vehicle financings, we generated operating cash flow of $193.6 million and $232.0 million during the six months ended June 30, 2001 and 2000, respectively; and $440.9 million, $476.9 million and $282.9 million during the years ended 2000, 1999 and 1998, respectively.

         Cash Flows from Investing Activities

         Cash flows from investing activities consist primarily of cash used for business acquisitions and divestitures, capital additions, property dispositions, net activity of installment loan receivables and other transactions as further described below.

         Cash used in business acquisitions was $33.2 million and $192.3 million for the six months ended June 30, 2001 and 2000, respectively. The decrease in cash used was primarily due to the effect of a planned reduction in acquisition activity for 2001. Cash used in business acquisitions was $313.3 million, $914.0 million and $804.3 million for the years ended December 31, 2000, 1999 and 1998, respectively. The decrease in cash used in business acquisitions was primarily due to our shift in 2000 to acquire single dealerships or small dealership groups focused in key existing markets. Cash used in business acquisitions during 2000 includes $122.4 million in deferred purchase price for certain prior year automotive retail acquisitions.

         Capital expenditures were $52.8 million and $52.9 million during the six months ended June 30, 2001 and 2000, respectively. Capital expenditures were $148.2 million, $242.3 million and $256.7 million during the years ended December 31, 2000, 1999 and 1998, respectively. The decrease in capital expenditures in 2000 was due to the megastore closures and fewer acquisitions.

         For the six month period ended June 30, 2001, proceeds from the sale of property and equipment and assets held for sale were $49.9 million compared to $70.8 million for the same period in 2000. Proceeds from the sale of property and equipment and assets held for sale were $129.9 million, $88.4 million and $12.3 million during the years ended December 31, 2000, 1999 and 1998, respectively. The increase is primarily due to the sales of megastore and other properties held for sale and the sale of the building occupied by ANC Rental. Cash received from business divestitures was $61.2 million and $27.7 million for the six months ended June 30, 2001 and 2000, respectively. Cash received from business divestitures was $178.7 million, $131.3 million and $55.1 million for the years ended December 31, 2000, 1999 and 1998, respectively.

         In July 1998, our former solid waste subsidiary, Republic Services, completed an initial public offering resulting in proceeds of approximately $1.4 billion. In May 1999, we sold substantially all of our interest in Republic Services in a public offering resulting in proceeds of approximately $1.8 billion. During 2000, we sold substantially all of our remaining common stock of Republic Services, resulting in proceeds of approximately $48.2 million. Proceeds from the initial public offering and the sales of our remaining interest in Republic Services were used to repay non-vehicle debt, finance acquisitions, acquire shares under our share repurchase programs and invest in our business.

         Funding of installment loan receivables, net of collections, totaled $345.1 million and $308.1 million for the six months ended June 30, 2001 and 2000, respectively; and $562.3 million, $1.6 billion and $1.0 billion in 2000, 1999 and 1998, respectively. Related proceeds from securitization of installment loan contracts were $369.0 million and $367.8 million for the six months ended June 30, 2001 and 2000, respectively; and $720.3 million, $1.6 billion and $706.4 million in 2000, 1999 and 1998, respectively. We continue to evaluate the appropriate levels of installment loan fundings.

         We believe that our funds generated through future operations and availability of borrowings under our floorplan facilities (or any replacements thereof), our revolving credit facilities, our current and future mortgage facilities and the proceeds from the offering of the outstanding notes will be sufficient to fund our debt service and working capital requirements and any seasonal operating requirements for the foreseeable future. We intend to finance capital expenditures, business acquisitions and funding of installment loan receivables through cash flow from operations, our revolving credit facilities, asset-backed securitized facilities and other financings.

         Cash Flows from Financing Activities

         Cash flows from financing activities include revolving credit and vehicle inventory financings, repayments of debt, treasury stock purchases and other transactions as further described below.

         We have repurchased approximately 15.0 million, 27.6 million, 91.0 million, and 9.1 million shares of our common stock during the six months ended June 30, 2001 and the years ended December 31, 2000, 1999 and 1998, respectively, for approximately $129.2 million, $188.9 million, $1.2 billion and $136.0 million, respectively, under our Board approved share repurchase programs.

         During the year ended December 31, 2000, we repaid approximately $197.0 million of debt obligations primarily related to amounts financed under a $210.0 million lease facility (amended September 2000 from the original capacity of $500.0 million). On August 10, 2001, we prepaid and terminated this facility.

         During 2000, we entered into a sale-leaseback transaction involving our corporate headquarters facility which resulted in net proceeds of approximately $52.1 million.

         We will continue to evaluate the best use of our operating cash flow between capital expenditures, acquisitions and share repurchases.

         Cash Flows from Discontinued Operations

         Cash provided by (used in) discontinued operations was as follows during the periods shown (in millions):


                                   Year ended         Year ended         Year ended             Six months ended
                                  December 31,       December 31,       December 31,                June 30,
                                      1998               1999               2000               2000              2001
                                      ----               ----               ----               ----              ----
                                                                                                    (unaudited)

Automotive rental............   $      (129.2)       $    (160.3)       $    (227.0)         $ (227.0)            --
Solid waste services.........           580.6        $    (546.0)       $        --                --             --
                                --------------       ------------       ------------         ---------          ------
                                $       451.4        $    (706.3)       $    (227.0)         $ (227.0)            --
                                ==============       ============       ============         =========          ======


         Cash used in our former automotive rental business during 2000 consists primarily of cash used to replace maturing letters of credit that provide credit enhancement for ANC Rental's vehicle financing.

Quantitative and Qualitative Disclosures About Market Risk

         The table below provides information about our market sensitive financial instruments and constitutes "forward-looking statements." All items described are non-trading.

         Our primary market risk exposure is changing interest rates. Our policy is to manage interest rates through the use of a combination of fixed and floating rate debt. Interest rate derivatives may be used to adjust interest rate exposures when appropriate, based upon market conditions. These derivatives consist of interest rate swaps, caps and floors which are entered into with a group of financial institutions with investment grade credit ratings, thereby minimizing the risk of credit loss. At June 30, 2001, we did not have any derivatives hedging corporate debt with variable interest rate exposure.

         We have entered into a series of interest rate caps and floors with an aggregate notional amount of $824.4 million contractually maturing through 2007 to manage the impact of interest rate changes on securitized installment loan receivables. Expected maturity dates for interest rate caps and floors in the tables below are based upon the estimated repayment of the underlying receivables after considering estimated prepayments and credit losses. Average rates on interest rate caps and floors are based upon contractual rates. At times, we use variable to fixed interest rate swaps to manage the impact of interest rate changes on our variable rate revolving credit and vehicle inventory financing facilities. Expected maturity dates for variable rate debt and interest rate swaps in the tables below are based upon contractual maturity dates. Average pay rates under interest rate swaps are based upon contractual fixed rates. Average interest rates on variable rate debt and average variable receivable rates under interest rate swaps are based on implied forward rates in the yield curve at the reporting date. In addition, in 2001, we entered into a series of forward starting swaps with a maximum aggregate notional amount of $124.5 million contractually maturing through 2007 which effectuate a fixed to variable rate swap at a weighted average rate of 5.49%. Variable rates on the underlying portfolio are indexed to the Commercial Paper Nonfinancial rate.

         Fair value estimates are made at a specific point in time, based on relevant market information about the financial instrument. These estimates are subjective in nature and involve uncertainties and matters of significant judgement. The fair value of variable rate debt approximates the carrying value since interest rates are variable and, thus, approximate current market rates. The fair value of interest rate swaps, caps and floors is determined from dealer quotations and represents the discounted future cash flows through maturity or expiration using current rates. The fair value is effectively the amount we would pay or receive to terminate the agreements (liability/(asset) in millions).


                                                        Expected Maturity Date
                                                                                                               Fair Value
                                                                                                              December 31,
    December 31, 2000           2001        2002       2003       2004      2005     Thereafter     Total          2000
    -----------------           ----        ----       ----       ----      ----     ----------     -----          ----

CONTINUING
   OPERATIONS:
Variable rate debt........   $2,416.7     $ 790.8     $   --     $    --    $   --    $     --      $ 3,207.5   $  3,207.5
Average rate..............        6.77%       6.67%       --          --        --          --
Interest rate cap (1).....   $  125.5     $ 127.0     $130.9     $ 119.6    $ 63.2    $   10.1      $   576.3   $     (2.6)
Average rate..............        6.62%       6.62%      6.62%       6.62%     6.62%       6.62%
Interest rate floors(1)...   $  125.5     $ 127.0     $130.9     $ 119.6    $ 63.2    $   10.1      $   576.3   $     14.3
Average rate..............        6.62%       6.62%      6.62%       6.62%     6.62%       6.62%

-----------

(1) Interest rate caps and floors are used to hedge installment loan finance receivables securitized under an off- balance sheet commercial paper warehouse facility. The amount outstanding under this commercial paper facility was $576.3 million at December 31, 2000.




Seasonality

         Our operations generally experience higher volumes of vehicle sales in the second and third quarters of each year due in part to consumer buying trends and the introduction of new vehicle models. Also, demand for cars and light trucks is generally lower during the winter months than in other seasons, particularly in regions of the United States where dealerships may be subject to harsh winters. Accordingly, we expect our revenue and operating results to be generally lower in our first and fourth quarters as compared to our second and third quarters. Comparisons of our sales and operating results between different quarters within a single year are, therefore, not necessarily indicators of our future performance.

New Accounting Pronouncements

         In June 1998, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("SFAS 133"). In June 1999, the FASB issued Statement No. 137, "Accounting for Derivative Instruments and Hedging Activities--Deferral of the Effective Date of FASB Statement No. 133." In June 2000, the FASB issued Statement 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities, an amendment of FASB Statement No. 133." SFAS 133, as amended, establishes accounting and reporting standards requiring that every derivative instrument (including certain derivative instruments embedded in other contracts) be recorded in the balance sheet as either an asset or liability measured at its fair value. SFAS 133 requires that changes in the derivative instrument's fair value be recognized currently in earnings unless specific hedge accounting criteria are met. Special accounting for qualifying hedges allows a derivative instrument's gains and losses to offset related results on the hedged item in the income statement, to the extent effective, and requires that a company must formally document, designate and assess the effectiveness of transactions that receive hedge accounting. SFAS 133, as amended, is effective for fiscal years beginning after June 15, 2000. SFAS 133 must be applied to (a) derivative instruments and (b) certain derivative instruments embedded in hybrid instruments. We adopted SFAS 133 as of January 1, 2001. By requiring the use of fair value accounting, adoption of SFAS 133 could cause increased volatility in earnings in future periods. We continue to enter into derivative contracts which we believe will help minimize this volatility. In addition, we are evaluating other instruments that would effectively hedge our floating rate debt which we believe will qualify for hedge accounting.

         In September 2000, the FASB issued Statement of Financial Accounting Standards No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities--a Replacement of FASB No. 125" ("SFAS 140"). SFAS 140 revises the standards for accounting for securitizations and other transfers of financial assets and collateral and requires certain disclosures. SFAS 140 disclosure requirements are effective for fiscal years ending after December 15, 2000 and have been included in Note 13, Asset Securitizations, of the Notes to the Consolidated Financial Statements. Accounting for transfers and servicing of financial assets and extinguishment of liabilities under SFAS 140 is effective for transactions occurring after March 31, 2001. Although additional interpretive guidance is expected from the FASB, the initial adoption of SFAS 140 did not have a material impact on our consolidated financial statements.

         In December 1999, the SEC issued Staff Accounting Bulletin No. 101, "Revenue Recognition in Financial Statements" ("SAB 101"). SAB 101 provides guidance on the recognition, presentation and disclosure of revenue in financial statements. Our revenue recognition policy is in accordance with the provisions of SAB 101. Adoption of the provisions of SAB 101 did not have a material impact on our consolidated financial position, results of operations or cash flows as of June 30, 2001.

         In 2000, the Emerging Issues Task Force of the Financial Accounting Standards Board reached a consensus on EITF Issue No. 99-20, "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets" ("EITF 99-20"). EITF 99-20 specifies, among other things, how a transferor that retains an interest in a securitization transaction should account for interest income and impairment. EITF 99-20 is effective for fiscal quarters beginning after March 15, 2001. We adopted EITF 99-20 as of April 1, 2001. The adoption of EITF 99-20 did not have a material impact on our consolidated financial position, results of operations or cash flows.

         As previously described, we have expanded our automotive retailing operations through the acquisition of franchised automotive dealerships. These acquisitions have been accounted under both the pooling of interests and purchase methods of accounting. We understand that the FASB has made significant changes to the accounting standards for business combinations, intangible assets and goodwill that will impact us in the future.

         On June 30, 2001 the FASB finalized and in July 2001 issued Statements of Financial Accounting Standards No. 141, "Business
Combinations" ("SFAS 141") and No. 142, "Goodwill and Other Intangible Assets" ("SFAS 142").

         SFAS 141 requires all business combinations initiated after June 30, 2001 to be accounted for using the purchase method, eliminating the pooling of interests method. Additionally, acquired intangible assets should be separately recognized if the benefit of the intangible asset is obtained through contractual or other legal rights, or if the intangible asset can be sold, transferred, licensed, rented or exchanged, regardless of the acquirer's intent to do so.

         SFAS 142, upon adoption, eliminates goodwill amortization over its estimated useful life. However, goodwill will be subject to at least an annual assessment for impairment by applying a fair-value based test. Intangible assets with definitive lives will need to be amortized over their useful lives.

         Goodwill and intangible assets with indefinite lives existing at June 30, 2001 will continue to be amortized until December 31, 2001. Effective January 1, 2002 such amortization will cease, as companies are required to adopt the new rules on such date. By the end of the first quarter of calendar year 2002, companies must begin to perform an impairment analysis of intangible assets. Furthermore, companies must complete the first step of the goodwill transition impairment test by June 30, 2002. Any impairment noted must be recorded at the date of adoption restating first quarter results, if necessary. Impairment charges, if any, that result from the application of the above tests would be recorded as the cumulative effect of a change in accounting principle in the first quarter of the year ending December 31, 2002.

         We will not be able to determine the ultimate impact of these proposed Statements on our consolidated financial statements until such time as we apply all of their provisions. Amortization of goodwill for the year ended December 31, 2000 was $73.7 million; however, this is not intended to be indicative of the expected impact on our future results of operations.


                                  BUSINESS

Overview

         We are the largest automotive retailer in the United States. As of August 31, 2001, we owned and operated 367 new vehicle franchises from 277 dealerships located in major metropolitan markets in 17 states, predominantly in the Sunbelt region of the United States. Our dealerships sell new and used vehicles. In addition, we offer financing for vehicle purchases, extended service contracts and insurance products, as well as other aftermarket products such as vehicle accessories. We provide a wide range of vehicle maintenance and repair services and operate collision repair centers in most of our key markets. We offer a full range of 35 different vehicle brands. The core brands of vehicles that we sell, representing almost 90% of the new vehicles that we sold in 2000, are Ford (Ford, Lincoln and Mercury), General Motors (Chevrolet, Pontiac, GMC and Buick), Chrysler (Chrysler, Jeep and Dodge), Toyota, Nissan and Honda. We also sell several luxury vehicle brands including Mercedes-Benz, BMW, Lexus and Porsche.

Business Strengths

         We believe that our principal strengths include the following:

         Industry and Market Leadership. We are the largest automotive retailer in a highly fragmented industry. Our 2000 revenue was larger than all other public automotive retailers' 2000 revenue combined and our equity market value at August 31, 2001 was nearly twice that of all other public automotive retailers combined. In addition to the size of our dealership operations, we believe that we own some of the most recognizable and well-known dealerships in our key markets. We are also a leading automotive retailer in our key markets in terms of market share and brands offered. We believe that the significant scale of our operations and the quality of our managerial talent allow us to achieve efficiencies in our key markets by, among other things, reducing redundant operating expenses, improving asset management and implementing and sharing best practices across our dealerships.

         Diversified Revenue Streams and Variable Expense Structure. We offer a diversified range of automotive products and services beyond new vehicles, such as used vehicles, vehicle maintenance and repair services, extended service contracts and insurance products, and other aftermarket products. We believe demand for these additional products and services, which generally produce higher gross margins as a percentage of revenue than sales of new vehicles, is less impacted by economic cycles than demand for new vehicles. We believe this decreases our vulnerability to adverse economic cycles. The following chart illustrates the revenue and gross margin contributions of each component of our business for the twelve months ended June 30, 2001:





[GRAPHIC OMITTED]





         During the twelve months ended June 30, 2001, 66.5% of our total gross margin originated from sales of used vehicles, parts and service, finance and insurance products, and other aftermarket products, while these products and services accounted for only 40.0% of our total revenue. Further, we believe that the diversification of our portfolio of dealerships in terms of geography and product representation will help us weather adverse local or regional economic cycles or problems associated with a particular brand of vehicles. Notwithstanding a decrease of 9.2% in our new vehicle revenues during the first six months of 2001 as compared to the same period in 2000, our gross margin percentage increased from 14.5% to 15.2% during these same periods.

         We believe that our cost structure also decreases our vulnerability to adverse economic cycles. A significant percentage of our costs are variable, which we expect will permit us to react quickly to changing economic conditions.

         Strong Management with Experience in the Industry. We have a strong senior management team with extensive experience in automotive retailing and manufacturing. Our Chief Executive Officer, Mike Jackson, has 30 years of experience in the industry, most recently serving as the President and Chief Executive Officer of Mercedes-Benz, USA, Inc. prior to joining us in 1999. Mr. Jackson also served as the managing partner of Euro Motorcars, an automotive retailer in Bethesda, Maryland, for over ten years. Our President and Chief Operating Officer, Michael E. Maroone, has over 25 years of experience in the automotive retailing industry. Prior to our 1997 acquisition of the Maroone Automotive Group, which was one of the largest privately-held automotive retail groups in the United States, Mr. Maroone served as its President and Chief Executive Officer for over 20 years. The senior management of our ten operating districts also reflects the significant depth of our experience, with our district managers having on average more than 20 years of experience in automotive retailing, primarily within the local markets that they manage.

         Leading Automotive e-Commerce Platform. We believe that the scale of our bricks-and-mortar operations and our existing e-commerce infrastructure, including our operation of the largest independent automotive retailing website, AutoNation.com, uniquely position us to capitalize on trends in the automotive retail e-commerce marketplace by giving us the greatest capacity to both obtain and fulfill customer leads generated on-line. For the twelve months ended June 30, 2001, our dealerships sold approximately 67,000 units and generated in excess of $1.6 billion in sales via the internet sales channel. We believe that we are also a leading purchaser of customer leads generated through third-party websites. We also have relationships with prominent consumer portals such as Microsoft's MSN Carpoint and America Online, as well as other customer lead generators, to purchase high quality leads, and our proprietary software facilitates our dealerships' fulfillment of these leads. We have lead referral agreements with approximately 3,000 franchises operating from more than 1,750 independent dealerships in 47 states to distribute leads that are outside the scope of our dealerships' operations. According to a survey by J.D. Power and Associates dated June 20, 2001, AutoNation.com ranked highest in overall dealer satisfaction based on evaluations by internet managers of various dealership on-line buying services.

Business Strategy

         Based on our established strengths, we are pursuing the following strategies for future growth in our business:

         o Expand our margins by focusing on higher-margin products and services.

         o Continue to leverage our significant scale to improve our operating efficiency, including managing costs of our business and improving the utilization of our assets.

         o Effectively use our free cash flow to reinvest in our business through capital investments, strategic dealership acquisitions and share repurchases.

         o        Continue to grow and leverage our e-commerce business.

         We have implemented the following strategies in certain of our districts and are in the process of instituting them on a nationwide basis in all of our dealerships.

         Expand Our Margins

         While new vehicle sales will continue to be a significant component of our operations, we are focused on developing the areas of our automotive retailing business that produce higher margins than new vehicle sales such as parts and service sales, used vehicle sales, and sales of finance and insurance, and other aftermarket products. We are emphasizing these higher-margin areas of our business with the following strategic initiatives:

         o        Parts and Service Sales and Collision Repair Services:
                  Almost all of our dealerships have service facilities that provide a wide range of vehicle maintenance and repair services. Additionally, we operate collision repair centers in most of our key markets. We are increasing our parts and service sales by, among other things, (1) continuing to implement our team-based service process in our service facilities by instituting our Advanced Production Structure, whereby a repair team services different parts of a vehicle simultaneously, and our cycle time solution in our collision centers, (2) implementing comprehensive parts and service marketing programs within our local markets, (3) assuring that our dealerships' parts requirements are fulfilled through purchases from our dealerships to the extent practicable and (4) developing relationships with national insurance companies that establish our dealerships and collision centers as preferred providers of collision repair services. Accordingly, we are focusing on hiring, training and retaining technicians so that we can improve our service bay utilization and increase our parts and service sales without the need for additional capital investment.

         o Used Vehicle Sales: Each of our dealerships offers a variety of brand name used vehicles. We are leveraging our status as the largest retailer of new vehicles in the United States to develop competitive advantages over our principal used vehicle competitors and to expand our used vehicle business. We believe that, with our significant scale in our key markets, we have better access than many of our competitors to desirable used vehicle inventory. We are leveraging our significant scale in our key markets to improve our used vehicle business by (1) completing the implementation of our advanced vehicle inventory management system at each of our dealerships, which permits us to source and manage used vehicle inventories across our dealerships within a local market,
                  (2) implementing comprehensive used vehicle marketing programs in each of our districts, (3) dedicating specific management personnel in each of our geographic operating districts to optimize our used vehicle operations and (4) adopting standardized used vehicle operating policies at our dealerships based on our dealerships' best practices.

         o        Finance and Insurance and Other Aftermarket Product
                  Sales: Each new or used vehicle sale presents our dealerships with the opportunity to finance the vehicle, sell an extended service contract or an insurance product and sell other aftermarket products, such as vehicle accessories or a theft deterrent system. In order to improve our finance and insurance business, we are (1) focusing on improving the performance of our dealerships that underperform relative to our other dealerships, (2) ensuring a high level of compliance with our standard finance and insurance operating practices, such as the use of our customer-friendly "full-disclosure" finance and insurance menu, (3) increasing sales at our dealerships of finance and insurance products and (4) promote further consolidation of the retail finance sources for our customers' vehicle purchases to drive improved pricing and efficiency. For example, through AutoNation Financial Services, we have achieved a greater degree of penetration in our finance and insurance business by identifying preferred lenders across our network of dealerships which allows us to negotiate more attractive terms and conditions.

         Improve Our Operating Efficiency

         We are leveraging our status as the largest automotive retailer in the United States to further improve our cost structure and the utilization of our assets. We are focusing on the following key initiatives to achieve these goals:

         o Reduce Days Supply of New and Used Vehicles: We are dedicated to managing our new and used vehicle inventories to decrease the days supply of vehicles that we have at any given time at our dealerships, with the objective of reducing our inventory financing interest expense and carrying costs. We plan to achieve this by
                  (1) using our web-based tracking system to enable us to more closely monitor our inventories, (2) establishing days supply targets for each of our vehicle models, (3) managing our new and used vehicle inventories across the dealerships within each of our markets to optimize inventory turnover and (4) focusing our inventory purchasing on the more popular model packages.

         o Decrease Time to Convert Receivables into Cash: We are focused on decreasing the amount of time that our dealerships take to receive payment on retail receivables (or "contracts-in-transit"). We plan to accomplish this goal, in part, by (1) adopting best practices concerning sales and contracts-in-transit flow processing, (2) developing and using a web-based tool to monitor our dealerships' contracts-in-transit and (3) developing relationships with preferred lenders who can expeditiously process our dealerships' contracts-in-transit. By more quickly converting our contracts-in-transit into cash, we expect to be able to more quickly use our capital to pursue our strategic initiatives, including those described below under the "Effectively Use Free Cash Flow" heading.

         Effectively Use Free Cash Flow

         A key component of our strategy is to maximize the return on investment generated by the use of the free cash flow that our business generates. We expect to use our free cash flow to make capital investments in our current businesses and to complete strategic dealership acquisitions in our key markets. When dealership acquisitions are unavailable or do not provide us with an adequate return on our investment, we may use our free cash flow to prudently repurchase our common stock pursuant to our Board-authorized share repurchase program, subject to limitations contained in the indenture agreement with respect to these notes and our credit agreements for our two senior secured revolving credit facilities. The considerations in determining how we will allocate our free cash flow among such uses include the following:

         o Capital Investments: We invested $148.2 million and $52.8 million in the periods ended December 31, 2000 and June 30, 2001, respectively, on capital investments, including to upgrade and improve certain of our dealership facilities. We expect to make additional facility and infrastructure upgrades and improvements from time to time, such as the construction of new vehicle dealership facilities, with a focus on projects that we expect to provide a reasonable return on our investments.

         o Strategic Dealership Acquisitions: We believe that we will have additional opportunities to acquire dealerships in our key markets. The factors that will impact whether we make additional strategic dealership acquisitions include the brand, location and price of available dealerships and whether such dealerships complement and can be integrated into our existing operations.

         o Share Repurchases: During the six months ended June 30, 2001, we repurchased 15.0 million shares of our common stock for an aggregate purchase price of $129.2 million. During 2000, we repurchased 27.6 million shares of our common stock for an aggregate price of $188.9 million. As of June 30, 2001, we are authorized to repurchase up to an additional $137.9 million of our common stock pursuant to our latest Board-authorized share repurchase program. The decision to make additional purchases of our stock will be based on such factors as the market price of our common stock, the potential impact on our capital structure and the expected return on competing uses of our capital such as strategic dealership acquisitions and capital investments in our current businesses.

         Grow Our e-Commerce Business

         According to industry analysts, the majority of new car buyers nationwide will consult the Internet for new car information. The Internet is generating better-informed customers and improving the efficiency of the sales process. Using "Compass," our proprietary web-based lead-management software tool, and our website, AutoNation.com, we provide these customer leads to our dealerships for fulfillment to the greatest extent possible. In addition, during 2000, we developed relationships with certain Internet service providers and websites, including Microsoft's MSN Carpoint and America Online, as well as other parties, to purchase leads or referrals of customers who are shopping for a vehicle. Specially-trained internet sales personnel at our dealerships then use our internet-based Compass system to respond to customer inquiries, which can be made 24 hours a day, seven days a week. During the first six months of 2001, our average customer response time during business hours was approximately 38 minutes, which is well below reported industry average response times.

         Beginning in 2000, we entered into lead referral agreements with approximately 3,000 franchises operating from more than 1,750 independent dealerships in 47 states. Under these agreements, we distribute customer leads that we cannot fulfill within our dealership network. We are continuing to enter into lead referral agreements with dealers that are able to provide fulfillment capability for vehicle brands and geographic areas that our dealerships do not cover. As we enter into additional lead referral agreements, we will continue to set service and other standards that these independent dealerships must meet in order to participate in our lead referral program.

The Industry

         With approximately $1.0 trillion in new and used vehicle sales and parts and service, automotive retailing is the largest retail trade sector, accounting for approximately 7.0% of U.S. gross domestic product. The industry is highly fragmented, with the top ten automotive retailing groups accounting for only 6.0% of total industry revenue. Additionally, it is estimated that there are approximately 22,000 franchised new vehicle dealerships nationwide. The following chart illustrates the revenue breakdown of the automotive retailing industry:




[GRAPHIC OMITTED]




         New and used vehicle sales accounted for approximately $743.0 billion in 2000. New car volume in 2000 was at a high of 17.4 million units, representing a compounded annual growth rate of 3.4% since 1995. Total value of new car sales increased from $292.0 billion in 1995 to $380.0 billion in 2000, or 5.5% per year. The automotive industry is currently experiencing a significant decline in demand for new vehicles. The used car market has grown at a slower but steadier rate of 2.3% per year based on total value of used car sales, with franchised dealers accounting for 16.1 million units in 2000.

         In addition to new and used vehicles, dealerships offer a wide range of other products and services, including repair and warranty work, replacement parts, extended warranty coverage and financing and credit insurance. The parts and service business has grown 4.7% per year since 1995. In 1999 franchised dealers contributed $68.0 billion of the parts and services industry.

         Significant consolidation in the automotive retail industry is relatively recent, with the majority of the consolidation having taken place over only the last six years. Approximately 94% of the industry's market share still remains in the hands of smaller regional and independent dealerships. With approximately 22,000 individual dealerships in operation, we expect consolidation in the industry to continue as dealership owners seek exit strategies or become subject to capital constraints.

Operations

         As of August 31, 2001, we owned and operated 367 new vehicle franchises from dealership located in 17 states. We own and operate franchises granted by the manufacturers of 35 different makes of vehicles. The core brands of vehicles that we sell are Ford (Ford, Lincoln and Mercury), General Motors (Chevrolet, Pontiac, GMC and Buick), Chrysler (Chrysler, Jeep and Dodge), Toyota, Nissan and Honda. Our management structure is focused on our local markets, where day-to-day decision-makers can be more responsive to the needs of local customers. We have established ten districts to manage our automotive retailing business. The number of dealerships within each district varies from district to district.

         Each of our automotive franchises offers new and used vehicles for sale. Each of our dealerships also offers financing for vehicle purchases, extended service contracts and other finance and insurance products, as well as other aftermarket products such as vehicle accessories. Almost all of our dealerships have service facilities that provide a wide range of vehicle maintenance and repair services. Additionally, we operate collision repair centers in most of our key markets.

         Each of our dealerships acquires new vehicles for retail sale directly from the applicable automotive manufacturer or distributor. Accordingly, we depend in large part on the automotive manufacturers and distributors to provide us with high quality vehicles that consumers desire and to supply us with such vehicles at suitable locations, quantities and prices. We generally acquire used vehicles from customer trade-ins, off-lease programs and, to a lesser extent, auctions and other sources. We recondition used vehicles acquired for retail sale at our dealerships' service facilities.

         We provide certain financial products and services to our customers through third parties, including the vehicle manufacturers' and distributors' captive finance companies, as well as our automotive finance arm, AutoNation Financial Services. AutoNation Financial Services' products include retail installment loan financing, extended service contracts, vehicle protection and maintenance programs, and insurance products.

Disposition of Non-Core Assets

         ANC Rental Spin-Off. On June 30, 2000, we completed the tax-free spin-off of ANC Rental Corporation, which operates primarily under the Alamo Rent-A-Car and National Car Rental brand names in the leisure travel, business travel and vehicle replacement markets of the automotive rental industry. As a result of the spin-off, our stockholders of record as of June 16, 2000 received one share of ANC Rental common stock for every eight shares of AutoNation common stock they held as of such date. ANC Rental common stock is traded on The Nasdaq Stock Market under the symbol "ANCX." We have reclassified and reported ANC Rental's business as a discontinued operation. Accordingly, except as otherwise noted, the disclosure contained in this document relates solely to our automotive retailing business.

         Other Divestitures of Non-Core Assets. In addition to the spin-off of ANC Rental, during 2000 we substantially completed our divestitures of other non-core assets. During 2000, we entered into a sale- leaseback financing of our corporate headquarters facility resulting in proceeds of approximately $52.1 million. We also completed the sale of ANC Rental's corporate headquarters facility for approximately $18.7 million. In connection with the closure during December 1999 of 23 company-owned AutoNation USA used vehicle megastores we sold a majority of the excess real property held for or operated in connection with our former used vehicle megastore business during 2000. We intend to continue actively marketing the remaining excess used vehicle megastore properties. In November 2000, we completed the divestiture of our outdoor media business, which operated under the name Republic Media, for a sale price of approximately $104.0 million. In connection with the sale of Republic Media, we entered into a pre-paid $15.0 million advertising agreement with respect to the purchaser's radio stations, billboards and other outdoor advertising media, and, accordingly, we received net proceeds of approximately $89.0 million in connection with the transaction. During 2000, we also completed the sale of various non-core franchised new vehicle dealerships for an aggregate sale price of approximately $89.7 million. In April of 2001, we disposed of our New Jersey-based Flemington Automotive Group because its geographic location and lack of focus on higher margin products and services were not in accordance with our business strategy. We believe that our disposition of significant non-core assets is substantially complete.

Insurance and Bonding

         Our business exposes us to the risk of liabilities arising out of our operations. Liabilities involve, for example, claims of employees, customers or third parties for personal injury or property damage occurring in the course of our operations. We could also be subject to fines and civil and criminal penalties in connection with alleged violations of regulatory requirements.

         The automotive retailing business is also subject to substantial risk of property loss due to the significant concentration of property values at dealership locations. Accordingly, we have purchased liability and property insurance subject to certain deductibles or loss retentions. We purchase umbrella liability insurance to provide insurance in excess of our primary insurance policies. The level of risk we retain may change in the future as insurance market conditions or other factors affecting the economics of our insurance purchasing change. Although we have, subject to certain limitations and exclusions, substantial insurance, we cannot assure you that we will not be exposed to uninsured or underinsured losses that could have a material adverse effect on our business, financial condition, results of operations or cash flows.

         Provisions for retained losses and deductibles are made by charges to expense based upon periodic evaluations of the estimated ultimate liabilities on reported and unreported claims. The insurance companies that underwrite our insurance require that we secure our obligation for deductible reimbursements with collateral. Our collateral requirements are set by the insurance companies and to date, have been satisfied by posting surety bonds, letters of credit and cash deposits. Our collateral requirements may change from time to time based on, among other things, our claims experience.

Sales and Marketing

         We sold approximately 744,000 vehicles through our dealerships in 2000 and approximately 350,000 vehicles during the first six months of 2001. We sell a broad range of well-known vehicle makes within each of our markets.

         Our marketing efforts focus on mass marketing in our local markets and are designed to build our business with a broad base of repeat and new customers. We engage in mass marketing and advertising primarily through newspapers, radio, outdoor billboards, television and the Internet in our local markets. As we have consolidated our dealership operations in certain of our key markets under one local brand name in conjunction with our trademarks, we have been able to focus our efforts on building consumer awareness of the selected local brand name rather than on the individual legacy names under which our dealerships operated prior to their acquisition by us. We also have begun to develop newspaper, television and radio advertising campaigns that we can modify for use in multiple local markets, which we expect to result in advertising cost savings and efficiencies that are not generally available to smaller retailers. We expect to continue to realize cost savings and efficiencies with respect to advertising expenses, due to our ability to obtain efficiencies in developing advertising campaigns and due to our ability to gain volume discounts and other concessions as we increase our presence within our key markets and consolidate our dealerships under a single brand name in our local markets.

         We market our vehicle inventory via the Internet through AutoNation.com, our dealership websites and a site co-branded with America Online. We also have entered into lead referral agreements pursuant to which we purchase customer leads generated by various third-party websites, including Microsoft's MSN Carpoint, and other sources. We provide these customer leads to our dealerships for fulfillment to the extent possible. To the extent our dealerships cannot fulfill our customer leads, we have lead referral agreements with over 3,000 franchises operating from more than 1,750 independent dealerships in 47 states.

Agreements with Vehicle Manufacturers

         We have entered into framework agreements with most major vehicle manufacturers and distributors. These agreements contain provisions relating to our management, operation, advertising and marketing, acquisition and ownership structure of automotive dealerships franchised by such manufacturers. The agreements also set limits on the number of dealerships that we may acquire of the particular manufacturer, nationally, regionally and in local markets, and contain certain restrictions on our ability to name and brand our dealerships and certain requirements pertaining to our operating performance, which, if we do not satisfy, may adversely impact our ability to make further acquisitions of such manufacturer's dealerships. In addition, some of these framework agreements give the manufacturer or distributor the right to acquire, at fair market value, the automotive dealerships franchised by that manufacturer or distributor under specified circumstances in the event of a change in control of our company, the acquisition of 20% or more of the voting stock of our company by another manufacturer or distributor or other extraordinary corporate transactions such as a merger or sale of all of our assets.

         We operate each of our new vehicle dealerships under a franchise agreement with a vehicle manufacturer or distributor. The franchise agreements grant the franchised automotive dealership a non- exclusive right to sell the manufacturer's or distributor's brand of vehicles and offer related parts and service within a specified market area. The franchise agreements also grant the dealerships the right to use the manufacturer's or distributor's trademarks in connection with dealership operations. The franchise agreements impose numerous operational requirements and restrictions on the automotive dealerships relating to inventory levels, working capital requirements, the sales' process, marketing and branding, showroom, service facilities and signage, personnel, changes in management and monthly financial reporting, among other things. The franchise agreements also provide for termination of the agreement by the manufacturer or non-renewal for a variety of causes, subject to applicable state franchise laws that limit a manufacturer's right to terminate a franchise.

Competition

         We operate in a highly competitive industry. We believe that the principal competitive factors in the automotive retailing business are location, service, price and selection. Each of our markets includes a large number of well-capitalized competitors that have extensive automobile dealership managerial experience and strong retail locations and facilities. We are subject to competition from dealers that sell the same brands of new vehicles that we sell and from dealers that sell other brands of new vehicles that we do not represent in a particular market. Our new vehicle dealership competitors have franchise agreements with the various vehicle manufacturers and, as such, generally have access to new vehicles on the same terms as us. We also are subject to competition from independent automobile parts and service shops and service center chains. We believe that the principal competitive factors in the service and repair industry are price, the use of factory-approved replacement parts, the familiarity with dealers' makes and customer service. In addition to competition for vehicle sales and service, we face competition in our finance and insurance business. We believe the principal competitive factors in the finance and insurance businesses are convenience, interest rates and contract terms.

         In general, the vehicle manufacturers have designated specific marketing and sales areas within which only one dealer of a given vehicle line or make may operate. Under most of our framework agreements with the vehicle manufacturers, our ability to acquire multiple dealers of a given line-make within a particular market is limited. We are also restricted by various state franchise laws from relocating our dealerships or establishing new dealerships of a particular line-make within any area that is served by another dealer of the same line-make. Accordingly, to the extent that a market has multiple dealers of a particular line-make as most of our key markets do with respect to most vehicle lines we sell, we are subject to significant intra-brand competition.

         According to the National Automotive Dealers Association, Automotive News and reports of various financial analysts, the automotive retail industry is served by approximately 22,000 franchised automotive dealerships, approximately 56,000 independent used vehicle dealers and individual consumers who sell used vehicles in casual private transactions primarily through classified ads and by word of mouth. Several other public companies are establishing national or regional automotive retail chains. Additionally, certain vehicle manufacturers are engaged in the retail sale and service of vehicles, either independently or in conjunction with their franchised dealers, and may do so on an expanded basis in the future, subject to various state laws that restrict or prohibit manufacturer ownership of dealerships.

         We believe that a growing number of consumers are utilizing the Internet, to differing degrees, in connection with the purchase of vehicles. Accordingly, we may face increasing competitive pressures from on-line automotive websites, including those developed by vehicle manufacturers and other dealership groups. Consumers use the Internet to compare pricing for cars and related finance and insurance services, which may cause price convergence and reduced margins for new vehicles, used vehicles and related finance and insurance services.

Regulations

         Automotive and Other Laws and Regulations

         We operate in a highly regulated industry. A number of state and federal laws and regulations affect our business. In every state in which we operate, we must obtain various licenses in order to operate our businesses, including dealer, sales, finance and insurance related licenses issued by state regulatory authorities. Numerous laws and regulations govern our conduct of business, including those relating to our sales, operating, financing, advertising and employment practices. These laws and regulations include state franchise laws and regulations and other extensive laws and regulations applicable to new and used motor vehicle dealers, as well as a variety of other laws and regulations. These laws also include federal and state wage-hour, anti-discrimination and other employment practices laws.

         Our financing activities with customers are subject to federal truth-in-lending, consumer leasing and equal credit opportunity regulations as well as state and local motor vehicle finance laws, installment finance laws, usury laws and other installment sales' laws. Some states regulate finance fees and charges that may be paid as a result of vehicle sales. Claims arising out of actual or alleged violations of law may be asserted against us or our dealerships by individuals or governmental entities and may expose us to significant damages or other penalties, including revocation or suspension of our licenses to conduct dealership operations and fines.

         Our operations are subject to the National Traffic and Motor Vehicle Safety Act, Federal Motor Vehicle Safety Standards promulgated by the United States Department of Transportation and various state motor vehicle regulatory agencies. The imported automobiles we purchase are subject to United States customs duties and, in the ordinary course of our business we may, from time to time, be subject to claims for duties, penalties, liquidated damages or other charges.

         Environmental, Health and Safety Laws and Regulations

         Our operations involve the use, handling, storage and contracting for recycling and/or disposal of materials such as motor oil and filters, transmission fluids, antifreeze, refrigerants, paints, thinners, batteries, cleaning products, lubricants, degreasing agents, tires and fuel. Consequently, our business is subject to a complex variety of federal, state and local requirements that regulate the environment and public health and safety.

         Most of our dealerships utilize aboveground storage tanks, and to a lesser extent underground storage tanks, primarily for petroleum-based products. Storage tanks are subject to periodic testing, containment, upgrading and removal under the Resource Conservation and Recovery Act and its state law counterparts. Clean-up or other remedial action may be necessary in the event of leaks or other discharges from storage tanks or other sources. In addition, water quality protection programs under the federal Water Pollution Control Act (commonly known as the Clean Water
Act), the Safe Drinking Water Act and comparable state and local programs govern certain discharges from some of our operations. Similarly, certain air emissions from operations such as auto body painting may be subject to the federal Clean Air Act and related state and local laws. Certain health and safety standards promulgated by the Occupational Safety and Health Administration of the United States Department of Labor and related state agencies also apply.

         Some of our dealerships are parties to proceedings under the Comprehensive Environmental Response, Compensation, and Liability Act, or CERCLA, typically in connection with materials that were sent to former recycling, treatment and/or disposal facilities owned and operated by independent businesses. The remediation or clean-up of facilities where the release of a regulated hazardous substance occurred is required under CERCLA and other laws.

         We incur significant costs to comply with applicable environmental, health and safety laws and regulations in the ordinary course of our business. We do not anticipate, however, that the costs of such compliance will have a material adverse effect on our business, results of operations, cash flows or financial condition, although such outcome is possible given the nature of our operations and the extensive environmental, public health and safety regulatory framework.

Properties

         During 2000, we entered into a sale-leaseback financing of our corporate headquarters facility resulting in proceeds of approximately $52.1 million. We also own or lease numerous facilities relating to our operations in 17 states. These facilities consist primarily of automobile showrooms, display lots, service facilities, collision repair centers, supply facilities, automobile storage lots, parking lots and offices. We believe that our facilities are sufficient for our needs and are in good repair in all material respects.

         In connection with the closure during December 1999 of 23 company-owned AutoNation USA used vehicle megastores, during 2000, we sold a majority of the excess real property held for or operated in connection with the used vehicle megastore business. We intend to continue actively marketing the remaining excess used vehicle megastore properties.

Trademarks

         We own a number of registered service marks and trademarks and also have a number of applications pending to register, among other marks, AutoNation[symbol](sm) and AutoNation(sm). Pursuant to agreements with vehicle manufacturers, we have the right to use and display manufacturers' trademarks, logos and designs at our dealerships and in our advertising and promotional materials, subject to certain restrictions. We also have licenses pursuant to various agreements with third parties authorizing the use and display of the marks and/or logos of such third parties, subject to certain restrictions. The current registrations of our service marks and trademarks in the United States and foreign countries are effective for varying periods of time, which we may renew periodically, provided that we comply with all applicable laws.

Employees

         As of June 30, 2001, we employed approximately 30,000 full time employees, approximately 800 of whom were covered by collective bargaining agreements. We believe that we have good relations with our employees. Due to our dependence on the vehicle manufacturers, however, we may be adversely affected by labor strikes or work stoppages at the manufacturers' manufacturing facilities.

Seasonality

         Our operations generally experience higher volumes of vehicle sales in the second and third quarters of each year due in part to consumer buying trends and the introduction of new vehicle models. Also, demand for cars and light trucks is generally lower during the winter months than in other seasons, particularly in regions of the United States where dealerships may be subject to harsh winters. Accordingly, we expect our revenue and operating income to be generally lower in our first and fourth quarters as compared to our second and third quarters.

Legal Proceedings

         We are involved, and will continue to be involved, in numerous legal proceedings arising out of the conduct of our business, including litigation with customers, employment related lawsuits and actions brought by governmental authorities. We have several class action and other lawsuits pending against us.


         In October 2000, the California Department of Motor Vehicles ("California DMV") brought action against one of our subsidiaries' dealerships for alleged customer fraud as well as several other claims. In April 2001, the California DMV action and a related action by the State of California were settled. As part of the settlement, the dealership closed its sales operations for six days, agreed to provide restitution to certain customers in the estimated amount of approximately $1.0 million and paid $1.1 million in fines, penalties and costs. Three purported civil class actions and other related lawsuits and claims have been filed or made against the dealership based on the allegations underlying the California DMV case.

         In an action filed in state court in Palm Beach County, Florida, plaintiffs accused one of our subsidiaries of violating the Florida Motor Vehicle Retail Sales Finance Act and the Florida Deceptive and Unfair Trade Practices Act by allegedly failing to deliver executed copies of retail installment contracts to customers of our used vehicle megastores. The allegations involve nine of our former used vehicle megastores. On October 31, 2000, the court certified the class of customers on whose behalf the action would proceed. In July 2001, Florida's Fourth District Court of Appeals upheld the certification of the class.

         Many of our Texas dealership subsidiaries have been named in three class actions brought against the Texas Automobile Dealer's Association and new vehicle dealerships in Texas that are members of the TADA. The actions allege that since January 1994 Texas dealers have deceived customers with respect to a vehicle inventory tax and violated federal antitrust and other laws as well. Two of the cases are currently pending in Texas state court and the third is pending in the federal district court for the Eastern District of Texas.

         In addition to the foregoing cases, we are also a party to numerous other legal proceedings that arose in the conduct of our business. The results of these matters and any matters brought against us in the future cannot be predicted with certainty and an unfavorable resolution of one or more of these matters could have a material adverse effect on our business, financial condition, results of operations, cash flows and prospects.


                                 MANAGEMENT



Executive Officers and Directors

         The following table sets forth certain information with respect to our directors and our executive officers as of the date of this prospectus.



Name                           Age Position
----                           ------------
H. Wayne Huizenga               63 Chairman of the Board*
Mike Jackson                    52 Chief Executive Officer and Director*
Harris W. Hudson                58 Vice Chairman of the Board
Robert J. Brown                 66 Director
J.P. Bryan                      61 Director
Rick L. Burdick                 50 Director
Michael G. DeGroote             68 Director
George D. Johnson, Jr.          59 Director
John J. Melk                    65 Director
Irene B. Rosenfeld              48 Director
Michael E. Maroone              47 President and Chief Operating Officer*
Craig T. Monaghan               44 Senior Vice President and
                                   Chief Financial Officer*
Patricia A. McKay               43 Senior Vice President-Finance*
Jonathan P. Ferrando            35 Senior Vice President, General Counsel and
                                   Secretary*
Allan D. Stejskal               42 Senior Vice President-Operations*

-----------
*        Executive Officer

         We provide below information regarding each of our executive officers and directors.

         H. Wayne Huizenga has served as our Chairman of the Board since August 1995. He also served as our Chief Executive Officer from August 1995 until October 1996, and as Co-Chief Executive Officer from October 1996 through September 1999. Since May 1998, Mr. Huizenga has been Chairman of the Board of Republic Services, Inc., a solid waste services company, and served as its Chief Executive Officer from May 1998 until December 1998. Since May 2000, Mr. Huizenga has been Vice Chairman of ZixIt Corporation, a provider of security services and products for Internet use. Since September 1996, Mr. Huizenga has been Chairman of the Board of Boca Resorts, Inc., an owner and operator of luxury resort hotels and other facilities. Since August 1995, Mr. Huizenga also has been Chairman of the Board of Extended Stay America, Inc., an operator of extended stay lodging facilities. Mr. Huizenga served as the Vice Chairman of Viacom Inc., a diversified entertainment and communications company, from September 1994 until October 1995. From April 1987 through September 1994, Mr. Huizenga served as the Chairman of the Board and Chief Executive Officer of Blockbuster Entertainment Corporation, a video rental company. In September 1994, Blockbuster merged with Viacom. In 1971, Mr. Huizenga co- founded Waste Management, Inc., a solid waste services company, and he served in various capacities, including as President, Chief Operating Officer and director, from its inception until 1984. Mr. Huizenga owns the Miami Dolphins, as well as Pro Player Stadium in South Florida, and is a director of NationsRent, Inc., a national equipment rental company, and ANC Rental Corporation, a car rental company that we spun off to our stockholders in June 2000.

         Mike Jackson has served as our Chief Executive Officer and as one of our Directors since September 1999. From October 1998 until September 1999, Mr. Jackson served as President and Chief Executive Officer of Mercedes-Benz USA, Inc., a North American operating unit of DaimlerChrysler AG, a multinational automotive manufacturing company. From April 1997 until October 1999, Mr. Jackson served as President of Mercedes-Benz USA, Inc. From July 1990 until March 1997, Mr. Jackson served in various capacities at Mercedes-Benz USA, Inc., including as Executive Vice President immediately prior to his appointment as President of Mercedes-Benz USA, Inc. Mr. Jackson was also the managing partner from March 1979 to July 1990 of Euro Motorcars of Bethesda, Maryland, a regional group that owned and operated eleven automotive dealership franchises, including Mercedes-Benz and other brands of automobiles. Prior to joining Euro Motorcars, Mr. Jackson was a District Manager for Mercedes-Benz of North America.

         Harris W. Hudson has served as one of our Directors since August 1995, and has served as our Vice Chairman since October 1996. From August 1995 until October 1996, Mr. Hudson served as our President. Since May 1998, Mr. Hudson has served as Vice Chairman and Secretary of Republic Services. Mr. Hudson founded Hudson Management Corporation, a solid waste collection company, in 1983 and served as its Chairman of the Board, Chief Executive Officer and President from its inception until it was acquired by AutoNation in August 1995. Mr. Hudson also serves as a director of Boca Resorts and NationsRent.

         Robert J. Brown has served as one of our Directors since May 1997. Mr. Brown has served as Chairman and Chief Executive Officer of B&C Associates, Inc., a management consulting, marketing research and public relations firm, since 1973. Mr. Brown also serves as a director of Duke Energy Corporation, Wachovia Corporation and Sonoco Products Company.

         J.P. Bryan has served as one of our Directors since May 1991. From January 1995 to February 1998, Mr. Bryan served as President and Chief Executive Officer of Gulf Canada Resources, Ltd., which is engaged in oil and gas exploration and production. Since 1998, Mr. Bryan has served as Senior Managing Director of Torch Energy Advisors, Inc., an outsourcing and service provider to the oil and gas industry, and Mr. Bryan served as its Chief Executive Officer from 1981 to 1996 and as its Chairman of the Board from 1981 to 1994. Mr. Bryan also serves on the Board of Directors of Bellwether Exploration Company, an oil and gas exploration company, and ANC Rental.

         Rick L. Burdick has been one of our Directors since May 1991. Since 1988, Mr. Burdick has been a partner in Akin, Gump, Strauss, Hauer & Feld, L.L.P., a global full service law firm. Mr. Burdick serves as a member of the firm's Executive Committee, Chairman of the firm's Corporate and Securities Department and Partner-In-Charge of the Washington office. Mr. Burdick also serves as a director of Century Business Services, Inc., a provider of outsourced business services to small and medium-sized companies in the United States.

         Michael G. DeGroote has been one of our Directors since 1991 and served as Vice Chairman of our Board from August 1995 until October 1996. Mr. DeGroote served as our Chairman of the Board and President from August 1991 until August 1995, and as our Chief Executive Officer from May 1991 until August 1995. Since April 1995, Mr. DeGroote has served as Chairman of the Board of Century Business Services. Mr. DeGroote also served as President and Chief Executive Officer of Century Business Services from April 1995 until October 1996 and from November 1997 until April 1999, and he served as Chief Executive Officer from April 1999 until October 2000.

         George D. Johnson, Jr. has served as one of our Directors since November 1995. Since January 1995, Mr. Johnson has served as President and Chief Executive Officer of Extended Stay America. From August 1993 until January 1995, Mr. Johnson served in various executive positions with Blockbuster Entertainment Group and, prior to its merger with Viacom, with Blockbuster, including as President of the Consumer Products Division and as a director of Blockbuster. Mr. Johnson serves as a director of Extended Stay America, Duke Energy Corporation and Boca Resorts.

         John J. Melk has served as one of our Directors since August 1995. Mr. Melk has been Chairman and Chief Executive Officer of H2O Plus, Inc., a bath and skin care product manufacturer and retail distributor, since 1988. Mr. Melk also serves as a director of Extended Stay America. Additionally, he is Chairman and Chief Executive Officer of Fisher Island Holdings, LLC, which owns the development rights of Fisher Island, Florida. Mr. Melk also previously served as a director and Vice Chairman of Blockbuster prior to its merger with Viacom in September 1994. Mr. Melk has been a private investor in various businesses since March 1984 and prior to March 1984 he held various positions with Waste Management and its subsidiaries, including President of Waste Management International, plc., a subsidiary of Waste Management.

         Irene B. Rosenfeld has served as one of our Directors since March 1999. Ms. Rosenfeld has been President of Kraft Canada, Inc., a subsidiary of Kraft Foods, Inc., a diversified food company, since 1996, and in May 2000 was also named Group Vice President of Kraft Foods and President of Operations, Information Systems, Technology, Canada, Mexico & Puerto Rico. From 1991 until 1996, Ms. Rosenfeld served in various executive positions with Kraft Foods, including as Executive Vice President/General Manager of the Desserts and Snacks Division from 1994 to 1996 and as Executive Vice President/General Manager of the Beverages Division from 1991 to 1994. Ms. Rosenfeld also serves as a Trustee of Cornell University.

         Michael E. Maroone has served as our President and Chief Operating Officer since August 1999. Following our acquisition of the Maroone Automotive Group in January 1997, Mr. Maroone served as President of our New Vehicle Dealer Division. In January 1998, Mr. Maroone was named President of our Automotive Retail Group with responsibility for our new and used vehicle operations. Prior to joining our company, Mr. Maroone was President and Chief Executive Officer of the Maroone Automotive Group, one of the country's largest privately-held automotive retail groups.

         Craig T. Monaghan has served as our Senior Vice President and Chief Financial Officer since May 2000. From June 1998 to April 2000, Mr. Monaghan was Chief Financial Officer of iVillage.com, a leading women's network on the Internet. From 1991 until 1998, Mr. Monaghan served in various executive capacities for Reader's Digest Association, Inc., most recently as Vice President and Treasurer.

         Patricia A. McKay has served as our Senior Vice President--Finance since November 1999. From November 1999 until April 2000, Ms. McKay also served as our Acting Chief Financial Officer and Controller. Ms. McKay joined our company in January 1997 as Vice President, Operations Controller. From February 1998 until November 1999, Ms. McKay served as Senior Vice President of Finance of our Automotive Retail Group. Prior to joining our company, Ms. McKay served from October 1988 until December 1996 in various positions with Dole Food Company, Inc., a multinational packaged food company, most recently as Vice President of Finance and Controller. From June 1983 through July 1988, Ms. McKay served as an Audit Manager with Arthur Andersen LLP, most recently as a Senior Audit Manager.

         Jonathan P. Ferrando has served as our Senior Vice President, General Counsel and Secretary since January 2000. Mr. Ferrando joined our company in July 1996 and served in various capacities within our Legal Department, including as Senior Vice President and General Counsel of our Automotive Retail Group from March 1998 until January 2000. Prior to joining our company, Mr. Ferrando was a corporate attorney in Chicago, Illinois with Skadden, Arps, Slate, Meagher & Flom, a global full service law firm, from 1991 until 1996. Mr. Ferrando's practice at Skadden, Arps, Slate, Meagher & Flom was concentrated in the areas of mergers and acquisitions and corporate finance.

         Allan D. Stejskal has served as our Senior Vice President of Operations since September 2001. Upon joining us in September 2000, Mr. Stejskal was appointed Senior Vice President, e-Commerce. Prior to joining our company, Mr. Stejskal led the automotive industry e-Commerce efforts at Automatic Data Processing, Inc., a leading national provider of computerized transaction processing, data communication and information services, as Vice President, Dealer Services Division, a position he held since February 1998. From March 1995 to February 1998, Mr. Stejskal was Vice President and General Manager of the Wholesale Distribution Services Division of ADP.

         Mr. Hudson is married to Mr. Huizenga's sister. Otherwise, there are no family relationships between any of our Directors.


                             SECURITY OWNERSHIP

         The following table sets forth certain information as of June 30, 2001 with respect to the beneficial ownership of our stock by: (1) each person who is known to us to be a beneficial owner of more than 5% of our stock outstanding; (2) each of our Directors; (3) our Chief Executive Officer and our four highest paid executive officers during 2000; and (4) all of our current Directors and executive officers as a group. As of June 30, 2001, there were 333,108,488 shares of our common stock outstanding. References to stock options in the footnotes to the following table reflect an adjustment made in connection with the spin-off to our stockholders of ANC Rental Corporation with respect to any stock options granted prior to August 1, 2000.


                                                                                              Shares of
                                                                                            Common Stock
                                                                                          Beneficially Owned
Names (1)                                                                                 Number       Percent
---------                                                                                 ------       -------
ESL Investments, Inc. (2)....................................................         45,030,100         13.5%
One Lafayette Place
Greenwich, CT 06830
Subsidiaries of FMR Corp. (3)................................................         40,995,747         12.3%
82 Devonshire Street
Boston, MA 02109
H. Wayne Huizenga (4)........................................................         32,266,482          9.5%
Mike Jackson (5).............................................................            519,461             *
Harris W. Hudson (6).........................................................         19,151,088          5.7%
Robert J. Brown (7)..........................................................            197,455             *
J.P. Bryan (8)...............................................................            130,785             *
Rick L. Burdick (9)..........................................................            187,285             *
Michael G. DeGroote (10).....................................................         19,872,769          6.0%
George D. Johnson, Jr. (11)..................................................          1,140,890             *
John J. Melk (12)............................................................          1,188,570             *
Irene B. Rosenfeld (13)......................................................             97,549             *
Michael E. Maroone (14)......................................................          4,709,884          1.4%
Craig T. Monaghan (15).......................................................            109,436             *
Patricia A. McKay (16).......................................................            218,921             *
All Directors and executive officers as a group
   (15 persons) (17).........................................................         80,099,900         23.2%


-------------
*  Less than 1%

(1) Unless otherwise indicated, the address of each person or entity is c/o AutoNation, Inc., 110 S.E. 6th Street, Fort Lauderdale, Florida, 33301.

(2) The aggregate amount of our stock beneficially owned by ESL Investments, Inc. consists of: (a) 28,761,582 shares owned by ESL Partners, L.P., (b) 6,557,895 shares owned by ESL Limited, (c) 1,090,182 shares owned by ESL Institutional Partners, L.P. and (d) 8,620,441 shares owned by ESL Investors, LLC. This information is based on an amendment to Schedule 13G filed by ESL Partners, L.P. on February 14, 2001.

(3) Includes: (a) 38,068,437 shares owned by Fidelity Management & Research Company, (b) 2,418,310 shares owned by Fidelity Management Trust Company and (c) 509,000 shares owned by Fidelity International Limited. Fidelity Management and Research and Fidelity Management Trust are wholly-owned subsidiaries of FMR Corp. This information is based on an amendment to Schedule 13G filed by FMR Corp. on March 9, 2001. FMR Corp. and Fidelity International expressly disclaim that they are acting as a "group" for purposes of Section 13(d) under the Exchange Act.

(4) The aggregate amount of our stock beneficially owned by Mr. Huizenga consists of: (a) 2,929 shares owned directly, (b) 24,894,219 shares owned by Huizenga Investments Limited Partnership, a Nevada limited partnership controlled by Mr. Huizenga, and (c) vested options to purchase 7,369,334 shares.

(5) The aggregate amount of our stock beneficially owned by Mr. Jackson consists of: (a) 30,000 shares owned directly and (b) vested options to purchase 489,461 shares.

(6) The aggregate amount of our stock beneficially owned by Mr. Hudson consists of: (a) 17,696,779 shares beneficially owned by Harris W. Hudson Limited Partnership, a Nevada limited partnership controlled by Mr. Hudson, and (b) vested options to purchase 1,454,309 shares.

(7) The aggregate amount of our stock beneficially owned by Mr. Brown consists of: (a) 200 shares owned by Mr. Brown and his wife as joint tenants and (b) vested options to purchase 197,255 shares.

(8) The aggregate amount of our stock beneficially owned by Mr. Bryan consists of vested options to purchase 130,785 shares.

(9) The aggregate amount of our stock beneficially owned by Mr. Burdick consists of: (a) 56,500 shares owned directly and (b) vested options to purchase 130,785 shares.

(10) The aggregate amount of our stock beneficially owned by Mr. DeGroote consists of: (a) 19,631,200 shares owned by Westbury (Bermuda) Ltd., a Bermuda corporation controlled by Mr. DeGroote, and (b) vested options to purchase 241,569 shares.

(11) The aggregate amount of our stock beneficially owned by Mr. Johnson consists of: (a) 899,321 shares owned by GDJ, Jr. Investments Limited Partnership, a Nevada limited partnership controlled by Mr. Johnson, and (b) vested options to purchase 241,569 shares.

(12) The aggregate amount of our stock beneficially owned by Mr. Melk consists of: (a) 122,001 shares owned directly, (b) 825,000 shares owned by JJM Republic Limited Partnership, of which Mr. Melk is the general partner and his three adult children are limited partners, and (c) vested options to purchase 241,569 shares.

(13) The aggregate amount of our stock beneficially owned by Ms. Rosenfeld consists of vested options to purchase 97,549 shares.

(14) The aggregate amount of our stock beneficially owned by Mr. Maroone consists of: (a) 3,353,988 shares beneficially owned by Michael Maroone Family Partnership, a Nevada limited partnership controlled by Mr. Maroone, (b) 1,485 shares held through the AutoNation 401(k) Plan and (c) vested options to purchase 1,354,411 shares.

(15) The aggregate amount of our stock beneficially owned by Mr. Monaghan consists of vested options to purchase 109,436 shares.

(16) The aggregate amount of our stock beneficially owned by Ms. McKay consists of: (a) vested options to purchase 217,691 shares and (b) 1,230 shares held through the AutoNation 401(k) Plan.

(17) The aggregate amount of our stock beneficially owned by all Directors and executive officers as a group includes: (a) 4,822 shares held through the AutoNation 401(k) Plan and (b) vested options to purchase 12,582,941 shares.


                            CERTAIN TRANSACTIONS

         The following is a summary of agreements and transactions among certain related parties and us. It is our policy that transactions with related parties must be on terms that, on the whole, are no less favorable than terms that would be available from unrelated parties. Based on our experience, we believe that all of the transactions described below met that standard at the time the transactions were effected. The amounts disclosed for the following transactions are estimates based on our records and other information currently available to us.

         Mr. Huizenga owns the Miami Dolphins and Pro Player Stadium, a professional sports stadium in South Florida. Since the beginning of 2000, we paid an aggregate of approximately $493,000 to the Miami Dolphins and Pro Player Stadium in exchange for certain marketing services for our dealerships and for the use of executive suites and tickets to events at Pro Player Stadium. We expect to continue to use their marketing services, executive suites and tickets throughout the remainder of 2001.

         We lease an executive suite at the National Car Rental Center, a sports arena in Broward County, Florida, that is owned by Boca Resorts, Inc. Mr. Huizenga is the Chairman of the Board of Boca Resorts and beneficially owns approximately 18% of Boca Resorts' outstanding stock. Under the lease agreement, we paid Boca Resorts approximately $114,000 during 2000, plus incidental costs, and approximately $128,000, plus incidental costs, for the use of the executive suite during 2001.

         Boca Resorts also owns and operates various resort hotels, including a hotel in Fort Lauderdale, Florida, at which we have hosted from time to time meetings of our key managers. Since the beginning of 2000, we paid Boca Resorts approximately $207,000 for the use of conference facilities and lodging accommodations at its hotels in connection with our management meetings.

         In 2000, we engaged the law firm of Akin, Gump, Strauss, Hauer & Feld, L.L.P. for various legal services. Mr. Burdick is a partner in that law firm. We expect this relationship to continue throughout the remainder of 2001.

         During 2000, we hired the management consulting, marketing research and public relations firm of B&C Associates, Inc. for certain management consulting services. Mr. Brown, a member of our board of directors, is the Chairman, Chief Executive Officer and principal owner of B&C Associates. Since the beginning of 2000, we paid B&C Associates approximately $140,000. We expect this relationship to continue throughout the remainder of 2001.

         Since the beginning of 2000, we purchased approximately $1,037,000 of pre-employment drug screening services from Psychemedics Corporation. Mr. Huizenga owns approximately 11.1% of Psychemedics' outstanding common stock. We expect to continue to utilize Psychemedics to perform customary pre-employment drug screenings throughout the remainder of 2001.

         National Car Rental Company is a party to an agreement with Boca Resorts pursuant to which National purchased the naming rights of the National Car Rental Center. Until the tax-free spin-off of ANC Rental Corporation to our stockholders was completed in June 2000, National was one of our subsidiaries. During the time that we owned National in 2000, it paid approximately $1.1 million to Boca Resorts for such naming rights. In addition, National used executive suites at the arena during 2000.

         In connection with our spin-off of ANC Rental in June 2000, we entered into a distribution agreement, a tax sharing agreement and various lease agreements, transitional service agreements, purchase agreements and other arrangements with ANC Rental. Messrs. Huizenga and Bryan are directors of ANC Rental and several of our directors own stock of ANC Rental. At the time of the spin- off, we owned ANC Rental's corporate headquarters facility and, accordingly, we agreed to lease these facilities to ANC Rental following the spin-off for approximately $1.6 million per year. Toward the end of 2000, we sold ANC Rental's headquarters facility, so we are no longer its landlord. We also agreed to lease certain portions of our computer data center to ANC Rental for approximately $870,000 per year. In connection with the spin-off, we also agreed to provide guarantees and credit enhancements for certain ANC Rental indebtedness and other obligations, for which ANC Rental paid us a fee of approximately $350,000 during 2000 and approximately $930,000 since the beginning of 2001.

         ANC Rental agreed to purchase most of its model year 2000 vehicles, and at least 100,000 model year 2001 vehicles, through certain of our dealerships. During 2000, ANC Rental purchased approximately 245,000 vehicles through us under these agreements, generating a mark-up fee for us of approximately $1.5 million. Additionally, ANC Rental provides us certain transitional services, including computer and administrative services, and we provide ANC Rental similar services. In 2000, ANC Rental paid us approximately $650,000 and we paid ANC Rental approximately $180,000 for such services. ANC Rental also agreed to buy automotive parts from us following the spin-off, and paid us approximately $7.5 million for parts purchases made during 2000. ANC Rental also leases space from certain of our dealerships to operate its local car rental businesses. Since the beginning of 2000, ANC Rental paid our dealerships an aggregate of approximately $590,000 under such leases.

         In March 2000, we purchased a jet from Republic Services, Inc. Messrs. Huizenga and Hudson are Chairman of the Board and Vice Chairman of the Board and Secretary, respectively, of Republic Services. We paid approximately $4.7 million for the jet, which we believe approximated its fair market value. In January 2001, we sold the jet back to Republic Services for approximately the same amount, which was based on its then current net asset value plus the agreed upon value of certain repairs performed by us immediately prior to the sale.


                 DESCRIPTION OF CERTAIN OTHER INDEBTEDNESS

The Senior Secured Credit Facilities

         General. On August 10, 2001, we entered into two new senior secured revolving credit facilities with an aggregate borrowing capacity of $500.0 million. The principal lenders under these facilities are Bank of America, N.A., The Chase Manhattan Bank, Merrill Lynch Capital Corporation, First Union National Bank and an affiliate of Comerica Securities, Inc. These facilities are secured by a pledge of the capital stock of two of our wholly-owned subsidiaries, AutoNation Enterprises Incorporated and Auto Holding Corp., which subsidiaries directly or indirectly own substantially all of our dealerships, and are guaranteed by substantially all of our subsidiaries.

         Amount and Purpose of Loans. Our senior secured credit facility provides for two different facilities in an aggregate amount of $500.0 million. The 364-day revolving credit facility provides for borrowing capacity up to $200.0 million. The multi-year revolving credit facility provides for borrowing capacity of up to $300.0 million, which includes a $75.0 million sublimit for the issuance of standby letters of credit and a $50.0 million sublimit for swing line loans. We intend to use these facilities for working capital, capital expenditures, acquisitions and other general corporate purposes. We also used these facilities to prepay certain existing indebtedness under our previous credit facility.

         Interest and Interest Options. Other than swing line loans issued pursuant to the multi-year revolving credit facility, we have the option of borrowing at an interest rate equal to one of the following options:

         o The higher of (i) the Bank of America prime rate and (ii) the Federal Funds rate plus 0.50%, plus the applicable margin or

         o        LIBOR plus the applicable margin.

         Swing line loans bear interest at a rate equal to the higher of
(i) the Bank of America prime rate and (ii) the Federal Funds rate plus 0.50%, plus the applicable margin.

         We may select interest periods of one week or one, two, three, six or twelve months for LIBOR loans, subject to availability with the participating lenders. We will be required to pay interest at the end of the selected interest period, but no less frequently than quarterly.

         Maturity. The 364-day revolving credit facility terminates August 9, 2002, the 364th day following the closing of the senior credit facilities. In the event that the 364-day revolving facility is not renewed and provided that no event of default under the senior credit facilities has occurred and is then continuing, the outstanding principal amount of loans under the 364-day revolving facility on such maturity date may, at our election, be converted to a term loan which will be repayable in a single payment one year from the then applicable maturity date.

         The multi-year revolving facility terminates and all amounts outstanding thereunder will be due and payable on August 10, 2006.

         Availability. Revolving loans under the senior credit facilities (including swing line loans) may be made, and letters of credit may be issued, on a revolving basis in each case subject to availability and the satisfaction of certain conditions precedent to funding, as described below.

         Collateral. Our senior secured credit facilities are secured by a pledge of the capital stock of two of our wholly-owned subsidiaries, AutoNation Enterprises Incorporated and Auto Holding Corp., which subsidiaries are holding companies for substantially all of our dealerships.

         Guarantees. Our senior secured facilities are guaranteed by substantially all of our current subsidiaries including substantially all of our current and future dealership subsidiaries.

         Optional Prepayments and Commitment Reductions. We will be able to prepay the senior credit facilities in whole or in part at any time without premium or penalty, subject to reimbursement of the lenders' breakage and redeployment costs in the case of prepayment of LIBOR borrowings. We will also be able to cancel the unutilized portion of any commitment under the senior credit facilities in excess of the competitive bid loans, the swing line loans and the stated amount of all letters of credit in whole or in part without premium or penalty.

         Conditions. We will have to meet certain conditions at the dates we obtain any borrowings including:

         o a reaffirmation of representations and warranties made under the senior credit facilities; and

         o        that there has been no default that is continuing.

         Financial and Operating Covenants. We are subject to financial and operating covenants including a maximum leverage ratio, a maximum balance sheet leverage ratio and a minimum interest coverage ratio.

         Events of Default.  Events of default include:

         o nonpayment of principal, interest, fees or other amounts due under the senior credit facilities;

         o failure to comply with covenants of the senior credit agreements (subject to any applicable cure periods);

         o material inaccuracy of representations and warranties set forth in the senior credit agreements;

         o        defaults in other material agreements and indebtedness;

         o bankruptcy and insolvency events with respect to us or our subsidiaries;

         o a material judgment against us remains undischarged for a period of time;

         o the actual invalidity of any loan documentation or security interests or any assertion by us or any of our subsidiaries of such invalidity; or

         o        a change of control of us.

The Floorplan Facilities

         We currently have in place a number of floorplan credit facilities with various manufacturers, including Ford Motor Credit Company, General Motors Acceptance Corporation, Chrysler Financial Company, Toyota Motor Credit Corporation and other financial institutions. Each dealership subsidiary has its own agreement with the manufacturers for its inventory financing needs. As of June 30, 2001, there was an aggregate of $2.1 billion outstanding under our floorplan facilities. Typically new vehicle floorplan financing exceeds the related inventory balances. The inventory balance is generally reduced by the manufacturers' purchase discounts. Manufacturer purchase discounts are standard in the industry, typically occur on all new vehicle purchases, and are not used to offset the related floorplan financing obligation. These discounts are aggregated and generally paid to us by the manufacturers on a quarterly basis. The related floorplan financing becomes due as vehicles are sold.

         We make monthly interest payments on the amount financed under our floorplan facilities but are not required to make loan principal repayments prior to the sale of the vehicles. We also receive floorplan interest assistance from various manufacturers which is recognized as a reduction of cost of operations when earned. The underlying notes are demand notes and the payments under these notes are due when the related vehicles are sold and are collateralized by vehicle inventories and, in some cases, other assets of the applicable dealership subsidiary.

The Mortgage Facility

         General. On June 8, 2001, we executed a Master Loan Agreement with Ford Motor Credit Company for a $150.0 million mortgage facility. This facility will constitute senior debt secured by mortgages on certain of our dealerships' real property.

         Amount and Purpose of Loans. The mortgage facility provides for aggregate borrowing capacity of up to $150.0 million. We intend to use the proceeds of the mortgage facility for working capital purposes, which may include, but are not limited to, dealership real property acquisitions in the ordinary course of business and capital expenditures. We also used this facility to prepay certain existing indebtedness under our previous credit facility.

         Interest. The mortgage facility provides for a LIBOR based interest rate.

         Maturity.  The mortgage facility provides for a ten year maturity.

         Collateral. Our mortgage facility is secured by mortgages on certain of our dealerships' real property. Ford Motor Credit Company is loaning money to us based on a formula of 80% loan to our specified real property value.

         Optional Prepayment. We will be able to prepay the mortgage facility in whole or in part at any time. If a prepayment occurs on or before June 8, 2003 and after giving effect to any such prepayment, the outstanding principal balance of the mortgage facility is less than $30.0 million, we will be required to pay a prepayment premium in an amount equal to (i) 0.25% multiplied by (ii) the highest principal balance of the mortgage facility outstanding through the date of prepayment minus the outstanding principal balance of the mortgage facility after giving effect to such prepayment.

         Conditions to Advances. The mortgage facility contains usual and customary conditions that must be met at the dates we obtain any borrowings.

         Covenants. The mortgage facility contains usual and customary covenants, including:

         o maintenance of unencumbered assets in an amount equal to or greater than twice the outstanding principal amount of borrowings under the mortgage facility;

         o        maintenance of an interest charge coverage ratio; and

         o        maintenance of an adjusted leverage ratio.

         Events of Default.  Events of default include:

         o nonpayment of all or any portion of any installment of indebtedness under the mortgage facility as and when the same shall become due and payable;

         o failure to comply with covenants of the mortgage facility (subject to any applicable cure periods);

         o bankruptcy and insolvency events with respect to us or any of our subsidiaries that have co-borrowed amounts under the mortgage facility;

         o material inaccuracy of representations and warranties set forth in the mortgage facility;

         o        defaults in other material agreements and indebtedness;
                  and

         o a judgment against us of greater than $15.0 million or against any of our subsidiaries that has co-borrowed amounts under the mortgage facility in an amount greater than $1.0 million.


                          DESCRIPTION OF THE NOTES

         The outstanding notes were, and the exchange notes will be, issued under an Indenture dated as of August 10, 2001 among the Company, the Guarantors and Wells Fargo Bank Minnesota, National Association, as Trustee. The terms of the notes include those stated in the Indenture and those made a part of the Indenture by reference to the Trust Indenture Act of 1939.

         The following description is a summary of the material provisions of the Indenture. It does not restate the Indenture in its entirety. A copy of the indenture is an exhibit to the registration statement to which this prospectus forms a part. For definitions of certain capitalized terms used in the following summary, see "--Certain Definitions."

Maturity, Principal and Interest

         The notes mature on August 1, 2008, and are unsecured senior obligations of the Company. The Indenture provides, in addition to the $450.0 million aggregate principal amount of notes being issued on the Issue Date, for the issuance of additional notes, at any time and from time to time after the Issue Date, having identical terms to the notes offered hereby, subject to compliance with the covenant "Limitation on Indebtedness." Any such additional notes will be issued on the same terms and will constitute part of the same series of securities as the notes issued on the Issue Date and will vote together as one series on all matters with the notes issued on the Issue Date. Each note bears interest at 9% from August 10, 2001 or from the most recent interest payment date on which interest has been paid, payable semiannually in arrears on February 1 and August 1 in each year, commencing February 1, 2002.

         The Company will pay interest to the Person in whose name the note (or any predecessor note) is registered at the close of business on the July 15 or January 15 immediately preceding the relevant interest payment date. Interest will be computed on the basis of a 360-day year comprised of twelve 30- day months.

         Principal of, premium, if any, and interest on the notes will be payable, and the notes will be exchangeable and transferable, at the office or agency of the Company in The City of New York maintained for such purposes (which initially will be the corporate trust office of the Trustee). Payment of interest also may be made at the option of the Company by check mailed to the Person entitled to such interest as shown on the security register.

Guarantees

         Payment of the notes is guaranteed by the Guarantors, jointly and severally, fully and unconditionally, on a senior basis.

         o The Guarantors are comprised of substantially all of the direct and indirect Restricted Subsidiaries of the Company.

         o In addition, if any Restricted Subsidiary of the Company becomes a guarantor or obligor in respect of any other Indebtedness of the Company or any of the Restricted Subsidiaries, the Company shall cause such Restricted Subsidiary to enter into a supplemental indenture in which such Restricted Subsidiary shall agree to guarantee the Company's obligations under the notes.

If the Company defaults in payment of the principal of, premium, if any, or interest on the notes, each of the Guarantors will be unconditionally, jointly and severally, obligated to duly and punctually pay the principal of, premium, if any, and interest on the notes.

         The obligations of each Guarantor under its Guarantee are limited to the maximum amount which, after giving effect to all other contingent and fixed liabilities of such Guarantor, and after giving effect to any collections from or payments made by or on behalf of any other Guarantor in respect of the obligations of such other Guarantor under its Guarantee or pursuant to its contribution obligations under the Indenture, will result in the obligations of such Guarantor under its Guarantee not constituting a fraudulent conveyance or fraudulent transfer under Federal or state law. Each Guarantor that makes a payment or distribution under its Guarantee will be entitled to a contribution from any other Guarantor in a pro rata amount based on the net assets of each Guarantor determined in accordance with GAAP.

         Notwithstanding the foregoing, in certain circumstances a Guarantee of a Guarantor may be released pursuant to the provisions of subsection (b) under "--Certain Covenants--Limitation on Issuances of Guarantees of Indebtedness." The Company also may, at any time, cause a Restricted Subsidiary to become a Guarantor by executing and delivering a supplemental indenture providing for the guarantee of payment of the notes by such Restricted Subsidiary on the basis provided in the Indenture.

Optional Redemption

         Except as described below, the notes will not be redeemable by the Company prior to maturity.

         At any time prior to August 1, 2004, the Company, at its option, may use the net cash proceeds of one or more Public Equity Offerings to redeem up to an aggregate of 35% of the aggregate principal amount of notes issued under the Indenture at a redemption price equal to 109% of the aggregate principal amount of the notes redeemed, plus accrued and unpaid interest, if any, to the redemption date (subject to the rights of holders of record on relevant record dates to receive interest due on an interest payment date). At least 65% of the aggregate principal amount of notes issued under the Indenture must remain outstanding immediately after the occurrence of such redemption. In order to effect this redemption, the Company must mail a notice of redemption no later than 30 days after the closing of the related Public Equity Offering and must complete such redemption within 60 days of the closing of the Public Equity Offering.

         If less than all of the notes are to be redeemed, the Trustee shall select the notes to be redeemed in compliance with the requirements of the principal national security exchange, if any, on which the notes are listed, or if the notes are not listed, on a pro rata basis, by lot or by any other method the Trustee shall deem fair and reasonable. notes redeemed in part must be redeemed only in integral multiples of $1,000. Redemption pursuant to the provisions relating to a Public Equity Offering must be made on a pro rata basis or on as nearly a pro rata basis as practicable (subject to the procedures of DTC or any other depositary).

Sinking Fund

         The notes will not be entitled to the benefit of any sinking fund.

Purchase of Notes Upon a Change of Control

         If a Change of Control occurs, each holder of notes will have the right to require that the Company purchase all or any part (in integral multiples of $1,000) of such holder's notes pursuant to a Change of Control Offer. In the Change of Control Offer, the Company will offer to purchase all of the notes, at a purchase price (the "Change of Control Purchase Price") in cash in an amount equal to 101% of the principal amount of such notes, plus accrued and unpaid interest, if any, to the date of purchase (the "Change of Control Purchase Date") (subject to the rights of holders of record on relevant record dates to receive interest due on an interest payment date).

         Within 30 days of any Change of Control or, at the Company's option, prior to such Change of Control but after it is publicly announced, the Company must notify the Trustee and give written notice of the Change of Control to each holder of notes, by first-class mail, postage prepaid, at his address appearing in the security register. The notice must state, among other things,

         o that a Change of Control has occurred and the date of such event;

         o the circumstances and relevant facts regarding such Change of Control, including information with respect to pro forma historical income, cash flow and capitalization after giving effect to such Change of Control;

         o the purchase price and the purchase date which shall be fixed by the Company on a business day no earlier than 30 days nor later than 60 days from the date the notice is mailed, or such later date as is necessary to comply with requirements under the Exchange Act;

         o that any note not tendered will continue to accrue interest;

         o that, unless the Company defaults in the payment of the Change of Control Purchase Price, any notes accepted for payment pursuant to the Change of Control Offer will cease to accrue interest after the Change of Control Purchase Date; and

         o other procedures that a holder of notes must follow to accept a Change of Control Offer or to withdraw acceptance of the Change of Control Offer.

         If a Change of Control Offer is made, the Company may not have available funds sufficient to pay the Change of Control Purchase Price for all of the notes that might be delivered by holders of the notes seeking to accept the Change of Control Offer. The failure of the Company to make or consummate the Change of Control Offer or pay the Change of Control Purchase Price when due will give the Trustee and the holders of the notes the rights described under "Events of Default."

         In addition to the obligations of the Company under the Indenture with respect to the notes in the event of a Change of Control, substantially all of the long-term Indebtedness of the Company also contains, and any future indebtedness will likely contain, an event of default upon a Change of Control as defined therein which obligates the Company to repay amounts outstanding under such indebtedness upon an acceleration of the Indebtedness issued thereunder.

         The definition of "Change of Control" includes a phrase relating to the sale, lease, transfer, conveyance or other disposition of "all or substantially all" of the assets of the Company. The term "all or substantially all" as used in the definition of "Change of Control" has not been interpreted under New York law (which is the governing law of the Indenture) to represent a specific quantitative test. Therefore, if holders of the notes elected to exercise their rights under the Indenture and the Company elected to contest such election, it is not clear how a court interpreting New York law would interpret the phrase.

         The existence of a holder's right to require the Company to repurchase such holder's notes upon a Change of Control may deter a third party from acquiring the Company in a transaction which constitutes a Change of Control.

         The provisions of the Indenture will not afford holders of the notes the right to require the Company to repurchase the notes in the event of a highly leveraged transaction or transactions with the Company's management or its Affiliates, including a reorganization, restructuring, merger or similar transaction (including an acquisition of the Company by management or its affiliates) involving the Company that may adversely affect holders of the notes, if such transaction is not a transaction defined as a Change of Control. A transaction involving the Company's management or its Affiliates, or a transaction involving a recapitalization of the Company, will result in a Change of Control if it is the type of transaction specified by such definition.

         The Company will comply with the applicable tender offer rules, including Rule 14e-1 under the Exchange Act, and any other applicable securities laws or regulations in connection with a Change of Control Offer.

         The Company will not be required to make a Change of Control Offer upon a Change of Control if a third party makes the Change of Control Offer in the manner, at the times and otherwise in compliance with the requirements described in the Indenture applicable to a Change of Control Offer made by the Company and purchases all notes validly tendered and not withdrawn under such Change of Control Offer.

Ranking

         The notes are the unsecured senior obligations of the Company, and the Indebtedness represented by the notes and the payment of principal of, premium, if any, and interest on the notes will rank equally in right of payment with all other existing and future unsubordinated indebtedness of the Company and senior in right of payment to all existing and future subordinated indebtedness of the Company. The notes are effectively subordinated to secured Indebtedness of the Company as to the assets securing such Indebtedness, including the indebtedness under the Credit Agreements, which is secured by a first priority lien on the Capital Stock of two of the Company's subsidiaries, which subsidiaries are the holding companies for substantially all of the Company's dealerships as described under "Description of Certain Other Indebtedness."

         The Indebtedness evidenced by each Guarantee (including the payment of principal of, premium, if any, and interest on the notes) is unsecured, ranks equally in right of payment with all other senior indebtedness of such Guarantor and ranks senior in right of payment to all subordinated indebtedness of such Guarantor.

         As of June 30, 2001, after giving effect to (i) the notes, (ii) the Company's senior credit facilities, (iii) borrowings under the mortgage facility and (iv) the repayment of certain of the Company's outstanding indebtedness, the Company and the Guarantors would have had $708.5 million of senior indebtedness (excluding the notes and the Company's floorplan financing), all of which would have been secured, and the Guarantors would also have had $2.1 billion of floorplan financing, all of which would have been secured.

Certain Covenants

         The Indenture contains, among others, the following covenants:

         Limitation on Indebtedness. The Company will not, and will not cause or permit any of its Restricted Subsidiaries to, create, issue, incur, assume, guarantee or otherwise in any manner become directly or indirectly liable for the payment of or otherwise incur, contingently or otherwise (collectively, "incur"), any Indebtedness (including any Acquired Indebtedness), unless such Indebtedness is incurred by the Company or any Guarantor or constitutes Acquired Indebtedness of a Restricted Subsidiary and, in each case, the Company's Consolidated Fixed Charge Coverage Ratio for the most recent four full fiscal quarters for which financial statements are available immediately preceding the incurrence of such Indebtedness taken as one period is equal to or greater than 2.0:1.0.

         Notwithstanding the foregoing, the Company and, to the extent specifically set forth below, the Restricted Subsidiaries may incur each and all of the following (collectively, the "Permitted Indebtedness"):

         (1) Indebtedness of the Company (and guarantees by Guarantors of such Indebtedness) under the Credit Facilities in an aggregate principal amount at any one time outstanding not to exceed the greater of (a) $750 million and (b) the Borrowing Base;

         (2) Indebtedness of the Company pursuant to the notes issued on the Issue Date (and any notes issued in exchange therefor) and Indebtedness of any Guarantor pursuant to a Guarantee of such notes;

         (3) Indebtedness of the Company or any Restricted Subsidiary outstanding on the Issue Date;

         (4) Indebtedness of the Company or a Guarantor owing to a Restricted Subsidiary; provided that any Indebtedness of the Company or a Guarantor owing to a Restricted Subsidiary that is not a Guarantor, except pursuant to the customary cash management procedures of the Company and its Restricted Subsidiaries, is made pursuant to an intercompany note and is unsecured and, other than with respect to Indebtedness owed to AutoNation Cayman Insurance Company, Ltd. with respect to capital and surplus, is subordinated in right of payment from and after such time as the notes shall become due and payable (whether at Stated Maturity, acceleration or otherwise) to the payment and performance of the Company's obligations under the notes or such Guarantor's obligations under its guarantee; provided, further, that any disposition, pledge or transfer of any such Indebtedness to a Person (other than a disposition, pledge or transfer to a Restricted Subsidiary) shall be deemed to be an incurrence of such Indebtedness by the Company or other obligor not permitted by this clause
                  (4);

         (5) Indebtedness of a Restricted Subsidiary that is not a Guarantor owing to the Company or another Restricted Subsidiary; provided that (except pursuant to the customary cash management procedures of the Company and its Restricted Subsidiaries) any such Indebtedness is made pursuant to an intercompany note; provided, further, that (a) any disposition, pledge or transfer of any such Indebtedness to a Person (other than a disposition, pledge or transfer to the Company or a Restricted Subsidiary) shall be deemed to be an incurrence of such Indebtedness by the obligor not permitted by this clause
                  (5), and (b) any transaction pursuant to which any Restricted Subsidiary, which has Indebtedness owing to the Company or any other Restricted Subsidiary, ceases to be a Restricted Subsidiary shall be deemed to be the incurrence of Indebtedness by such Restricted Subsidiary that is not permitted by this clause (5);

         (6) guarantees of any Restricted Subsidiary made in accordance with the provisions of "--Limitation on Issuances of Guarantees of Indebtedness";

         (7) obligations of the Company or any Guarantor entered into in the ordinary course of business

                  (a) pursuant to Interest Rate Agreements designed to protect the Company or any Restricted Subsidiary against fluctuations in interest rates in respect of Indebtedness of the Company or any Restricted Subsidiary as long as such obligations do not exceed the payment obligations of such Indebtedness then outstanding,

                  (b) under any Currency Hedging Agreements, relating to (1) Indebtedness of the Company or any Restricted Subsidiary and/or (2) obligations to purchase or sell assets or properties, in each case, incurred in the ordinary course of business of the Company or any Restricted Subsidiary; provided, however, that such Currency Hedging Agreements do not increase the Indebtedness or other obligations of the Company or any Restricted Subsidiary outstanding other than as a result of fluctuations in foreign currency exchange rates or by reason of fees, indemnities and compensation payable thereunder or

                  (c) under any Commodity Price Protection Agreements which do not increase the amount of Indebtedness or other obligations of the Company or any Restricted Subsidiary outstanding other than as a result of fluctuations in commodity prices or by reason of fees, indemnities and compensation payable thereunder;

         (8) Indebtedness of the Company or any Restricted Subsidiary represented by Capital Lease Obligations or Purchase Money Obligations or other Indebtedness incurred or assumed in connection with the acquisition (including in connection with an acquisition of a business by means of stock purchase, merger or otherwise) or development of real or personal, movable or immovable property in each case incurred for the purpose of financing or refinancing all or any part of the purchase price or cost of construction or improvement of property used in the business of the Company, in an aggregate principal amount pursuant to this clause (8) not to exceed the greater of
                  (a) $100 million and (b) 10% of the Company's Consolidated Tangible Net Worth; provided that the principal amount of any Indebtedness permitted under this clause (8) did not in each case at the time of incurrence exceed the Fair Market Value, as determined by the Company in good faith, of the acquired or constructed asset or improvement so financed;

         (9)      Vehicle Inventory Indebtedness;

         (10) obligations arising from agreements by the Company or a Restricted Subsidiary to provide for indemnification, customary purchase price closing adjustments, earn-outs or other similar obligations, in each case, incurred in connection with the acquisition or disposition of any business or assets of a Restricted Subsidiary;

         (11) Indebtedness evidenced by letters of credit or similar obligations in the ordinary course of business to support the Company's or any Restricted Subsidiary's insurance or self- insurance obligations for workers' compensation and other similar insurance coverages;

         (12)     Vehicle Receivables Indebtedness;

         (13) Indebtedness of the Company or any Guarantor under one or more Mortgage Facilities in an aggregate principal amount not to exceed $500 million at any one time outstanding less any amounts outstanding under the lease facility that was established primarily to acquire and develop the Company's former megastore properties;

         (14) Indebtedness of the Company and its Restricted Subsidiaries in addition to that described in clauses (1) through (13) above, and any renewals, extensions, substitutions, refinancings or replacements of such Indebtedness, so long as the aggregate principal amount of all such Indebtedness shall not exceed $100 million outstanding at any one time in the aggregate;

         (15) obligations in respect of letters of credit, performance and surety bonds and completion guarantees provided by the Company or any Restricted Subsidiary of the Company in the ordinary course of business; and

         (16) any renewals, extensions, substitutions, refundings, refinancings or replacements (collectively, a "refinancing") of any Indebtedness incurred pursuant to the ratio test in the first paragraph of this covenant or described in clauses (2) and (3) of this definition of "Permitted Indebtedness," including any successive refinancings so long as the borrower under such refinancing is the Company or, if not the Company, the same as the borrower of the Indebtedness being refinanced and the aggregate principal amount of Indebtedness represented thereby (or if such Indebtedness provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the maturity thereof, the original issue price of such Indebtedness plus any accreted value attributable thereto since the original issuance of such Indebtedness) is not increased by such refinancing plus the lesser of (a) the stated amount of any premium or other payment required to be paid in connection with such a refinancing pursuant to the terms of the Indebtedness being refinanced or (b) the amount of premium or other payment actually paid at such time to refinance the Indebtedness, plus, in either case, the amount of expenses of the Company incurred in connection with such refinancing.

         For purposes of determining compliance with this "Limitation on Indebtedness" covenant, in the event that an item of Indebtedness meets the criteria of more than one of the types of Indebtedness permitted by this covenant, the Company in its sole discretion shall classify or later reclassify in whole or in part such item of Indebtedness and only be required to include the amount of such Indebtedness as one of such types.

         The accrual of interest, the accretion or amortization of original issue discount, the payment of interest on any Indebtedness in the form of additional Indebtedness with the same terms, and the payment of dividends on Redeemable Stock in the form of additional shares of the same class of Redeemable Stock will not be deemed to be an incurrence of Indebtedness.

         Limitation on Restricted Payments. (a) The Company will not, and will not cause or permit any Restricted Subsidiary to, directly or indirectly:

         (1) declare or pay any dividend on, or make any distribution to holders of, any shares of the Company's Capital Stock (other than dividends or distributions payable solely in shares of its Qualified Capital Stock or in options, warrants or other rights to acquire shares of such Qualified Capital Stock);

         (2) purchase, redeem, defease or otherwise acquire or retire for value, directly or indirectly, the Company's Capital Stock or any Capital Stock of any Affiliate of the Company (other than Capital Stock of any Restricted Subsidiary of the Company) or options, warrants or other rights to acquire such Capital Stock;

         (3) make any principal payment on, or repurchase, redeem, defease, retire or otherwise acquire for value, prior to any scheduled principal payment, sinking fund payment or maturity, any Subordinated Indebtedness;

         (4) declare or pay any dividend or distribution on any Capital Stock of any Restricted Subsidiary to any Person (other than (a) to the Company or any of its Restricted Subsidiaries or (b) dividends or distributions made by a Restricted Subsidiary on a pro rata basis to all stockholders of such Restricted Subsidiary); or

         (5) make any Investment in any Person (other than any Permitted Investments)

(any of the foregoing actions described in clauses (1) through (5) above, other than any such action that is a Permitted Payment (as defined below), collectively, "Restricted Payments") (the amount of any such Restricted Payment, if other than cash, shall be the Fair Market Value of the assets proposed to be transferred, as determined either by (a) the board of directors of the Company and evidenced by a board resolution or (b) the Board Designee and evidenced by a certificate (or committee resolution, as the case may be), in each case whose determination shall be conclusive), unless

         (1) immediately before and immediately after giving effect to such proposed Restricted Payment on a pro forma basis, no Default or Event of Default shall have occurred and be continuing;

         (2) immediately before and immediately after giving effect to such Restricted Payment on a pro forma basis, the Company could incur $1.00 of additional Indebtedness (other than Permitted Indebtedness) under the provisions described under "--Limitation on Indebtedness"; and

         (3) after giving effect to the proposed Restricted Payment, the aggregate amount of all such Restricted Payments declared or made after the Issue Date and all Designation Amounts does not exceed the sum of:

                  (A) 50% of the aggregate Consolidated Net Income of the Company accrued on a cumulative basis during the period beginning on the first day of the Company's fiscal quarter in which the Issue Date occurs and ending on the last day of the Company's last fiscal quarter ending prior to the date of the Restricted Payment (or, if such aggregate cumulative Consolidated Net Income shall be a loss, minus 100% of such loss);

                  (B) the aggregate Net Cash Proceeds received after the Issue Date by the Company either (1) as capital contributions in the form of common equity to the Company or (2) from the issuance or sale (other than to any of its Subsidiaries) of Qualified Capital Stock of the Company or any options, warrants or rights to purchase such Qualified Capital Stock of the Company (except, in each case, to the extent such proceeds are used to purchase, redeem or otherwise retire Capital Stock or Subordinated Indebtedness as set forth below in clause (2) or (3) of paragraph (b) below) (and excluding the Net Cash Proceeds from the issuance of Qualified Capital Stock financed, directly or indirectly, using funds borrowed from the Company or any Subsidiary until and to the extent such borrowing is repaid);

                  (C) the aggregate Net Cash Proceeds received after the Issue Date by the Company (other than from any of its Subsidiaries) upon the exercise of any options, warrants or rights to purchase Qualified Capital Stock of the Company (and excluding the Net Cash Proceeds from the exercise of any options, warrants or rights to purchase Qualified Capital Stock financed, directly or indirectly, using funds borrowed from the Company or any Subsidiary until and to the extent such borrowing is repaid);

                  (D) the aggregate Net Cash Proceeds received after the Issue Date by the Company from the conversion or exchange, if any, of debt securities or Redeemable Capital Stock of the Company or its Restricted Subsidiaries into or for Qualified Capital Stock of the Company plus, to the extent such debt securities or Redeemable Capital Stock was issued after the Issue Date, the aggregate of the Net Cash Proceeds from its original issuance (and excluding the Net Cash Proceeds from the conversion or exchange of debt securities or Redeemable Capital Stock financed, directly or indirectly, using funds borrowed from the Company or any Subsidiary until and to the extent such borrowing is repaid);

                  (E) (a) in the case of the disposition or repayment of any Investment constituting a Restricted Payment made after the Issue Date, an amount (to the extent not included in Consolidated Net Income) equal to 100% of the aggregate net proceeds (including the fair market value of assets other than cash) received by the Company and its Restricted Subsidiaries, less the cost of the disposition of such Investment and net of taxes; and

                           (b) in the case of the designation of an Unrestricted Subsidiary as a Restricted Subsidiary (as long as the designation of such Subsidiary as an Unrestricted Subsidiary was deemed a Restricted Payment), the Fair Market Value of the Company's interest in such Subsidiary; provided that such amount shall not in any case exceed the amount of the Restricted Payment deemed made at the time the Subsidiary was designated as an Unrestricted Subsidiary plus any additional amounts contributed or loaned to the Unrestricted Subsidiary which were deemed Restricted Payments; and

                  (F)      $100.0 million.

         (b) Notwithstanding the foregoing, and in the case of clauses (2) through (4) and (9) below, so long as no Default or Event of Default is continuing or would arise therefrom, the foregoing provisions shall not prohibit the following actions (each of clauses (1) through (9) being referred to as a "Permitted Payment"):

         (1) the payment of any dividend within 60 days after the date of declaration thereof, if at such date of declaration such payment was permitted by the provisions of paragraph
                  (a) of this covenant and such payment shall have been deemed to have been paid on such date of declaration and shall not have been deemed a "Permitted Payment" for purposes of the calculation required by paragraph (a) of this covenant;

         (2) the repurchase, redemption or other acquisition or retirement for value of any shares of any class of Capital Stock of the Company in exchange for (including any such exchange pursuant to the exercise of a conversion right or privilege in connection with which cash is paid in lieu of the issuance of fractional shares or scrip), or out of the Net Cash Proceeds of (A) a substantially concurrent issuance and sale for cash (other than to a Subsidiary) of other shares of Qualified Capital Stock of the Company or (B) an issuance and sale for cash (other than to any Subsidiary), which issuance and sale was done in contemplation of such repurchase, redemption, acquisition or retirement of, other shares of Qualified Capital Stock of the Company; provided that the Net Cash Proceeds from the issuance of such shares of Qualified Capital Stock are excluded from clause (3)(B) of paragraph (a) of this covenant;

         (3) the repurchase, redemption, defeasance, retirement or acquisition for value or payment of principal of any Subordinated Indebtedness in exchange for, or in an amount not in excess of the Net Cash Proceeds of (A) a substantially concurrent issuance and sale for cash (other than to any Subsidiary of the Company) of any Qualified Capital Stock of the Company or (B) an issuance and sale for cash (other than to any Subsidiary of the Company), which issuance and sale was done in contemplation of such repurchase, redemption, defeasance, retirement or acquisition, of any Qualified Capital Stock of the Company, provided that the Net Cash Proceeds from the issuance of such shares of Qualified Capital Stock are excluded from clause (3)(B) of paragraph (a) of this covenant;

         (4) the repurchase, redemption, defeasance, retirement, refinancing, acquisition for value or payment of principal of any Subordinated Indebtedness (a "refinancing") through the substantially concurrent issuance of new Subordinated Indebtedness of the Company or a Guarantor, provided that any such new Subordinated Indebtedness

                  (a) shall be in a principal amount that does not exceed the principal amount so refinanced (or, if such Subordinated Indebtedness provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration thereof, then such lesser amount as of the date of determination), plus the lesser of (1) the stated amount of any premium or other payment required to be paid in connection with such a refinancing pursuant to the terms of the Indebtedness being refinanced or (2) the amount of premium or other payment actually paid at such time to refinance the Indebtedness, plus, in either case, the amount of expenses of the Company or such Guarantor incurred in connection with such refinancing;

                  (b) has an Average Life to Stated Maturity greater than the remaining Average Life to Stated Maturity of the notes;

                  (c) has a Stated Maturity for its final scheduled principal payment later than the Stated Maturity for the final scheduled principal payment of the notes;

                  (d) is expressly subordinated in right of payment to the notes or the Guarantee of such Guarantor, as the case may be, at least to the same extent as the Subordinated Indebtedness to be refinanced;

         (5) the purchase, redemption or other acquisition or retirement for value of any class of Capital Stock of the Company from employees, former employees, directors or former directors of the Company or any Subsidiary pursuant to the terms of the agreements pursuant to which such Capital Stock was acquired in an amount not to exceed $5.0 million in the aggregate in any calendar year;

         (6) the repurchase, redemption or other acquisition or retirement for value of Capital Stock of the Company issued pursuant to acquisitions by the Company to the extent required by or needed to comply with the requirements of any of the Manufacturers with which the Company or a Restricted Subsidiary is a party to a franchise agreement;

         (7) the payment of the contingent purchase price of an acquisition to the extent such payment would be deemed a Restricted Payment;

         (8) the payment of the deferred purchase price, including holdbacks (and the receipt of any corresponding consideration therefor), of an acquisition to the extent such payment would have been permitted by the Indenture at the time of such acquisition; and

         (9) additional Restricted Payments not to exceed $5.0 million in the aggregate.

         Limitation on Transactions with Affiliates. The Company will not, and will not cause or permit any of its Restricted Subsidiaries to, directly or indirectly, enter into any transaction or series of related transactions (including, without limitation, the sale, purchase, exchange or lease of assets, property or services) with or for the benefit of any Affiliate of the Company (other than the Company, a Wholly Owned Restricted Subsidiary or a Restricted Subsidiary that is a Guarantor) unless such transaction or series of related transactions is entered into in good faith and in writing and

         (1) such transaction or series of related transactions is on terms or pursuant to arrangements that existed as of the Issue Date;

         (2) such transaction or series of related transactions is on terms that are no less favorable to the Company or such Restricted Subsidiary, as the case may be, than those that would be available in a comparable transaction in arm's-length dealings with an unrelated third party,

         (3) with respect to any transaction or series of related transactions not covered by clause (1) above involving aggregate value in excess of $10 million, the Company delivers an officers' certificate to the Trustee certifying that such transaction or series of related transactions complies with clause (2) above, and

         (4) with respect to any transaction or series of related transactions not covered by clause (1) above involving aggregate value in excess of $20 million, either

                  (a) such transaction or series of related transactions has been approved by a majority of the Disinterested Directors of the board of directors of the Company, or in the event there is only one Disinterested Director, by such Disinterested Director, or

                  (b) the Company delivers to the Trustee a written opinion of an investment banking firm of national standing or other recognized independent expert with experience appraising the terms and conditions of the type of transaction or series of related transactions for which an opinion is required stating that the transaction or series of related transactions is fair to the Company or such Restricted Subsidiary from a financial point of view;

provided, however, that this provision shall not apply to (i) employee benefit arrangements with any officer or director of the Company, including under any stock option or stock incentive plans, entered into in the ordinary course of business; (ii) any transaction permitted as a Restricted Payment or Permitted Payment or Permitted Investment pursuant to the covenant described in "Limitation on Restricted Payments"; (iii) the payment of customary fees to directors of the Company and its Restricted Subsidiaries; (iv) any transaction with any officer or member of the board of directors of the Company involving indemnification arrangements; and (v) loans or advances to officers of the Company in the ordinary course of business not to exceed $2.5 million in any calendar year.

         Limitation on Liens. The Company will not, and will not cause or permit any Restricted Subsidiary to, directly or indirectly, create, incur or affirm any Lien of any kind upon any property or assets (including any intercompany notes) of the Company or any Restricted Subsidiary owned on the Issue Date or acquired thereafter, or assign or convey any right to receive any income or profits therefrom, unless the notes (or a Guarantee in the case of Liens of a Guarantor) are directly secured equally and ratably with (or, in the case of Subordinated Indebtedness, prior or senior thereto, with the same relative priority as the notes shall have with respect to such Subordinated Indebtedness) the obligation or liability secured by such Lien except for any Permitted Liens.

         Notwithstanding the foregoing, any Lien securing the notes granted pursuant to this covenant shall be automatically and unconditionally released and discharged upon the release by the holders of the Pari Passu Indebtedness or Subordinated Indebtedness described above of their Lien on the property or assets of the Company or any Restricted Subsidiary (including any deemed release upon payment in full of all obligations under such Indebtedness, at such time as the holders of all such Pari Passu Indebtedness or Subordinated Indebtedness also release their Lien on the property or assets of the Company or such Restricted Subsidiary, or upon any sale, exchange or transfer to any Person not an Affiliate of the Company of the property or assets secured by such Lien, or of all of the Capital Stock held by the Company or any Restricted Subsidiary in, or all or substantially all the assets of, any Restricted Subsidiary creating such Lien.

         Limitation on Sale of Assets. (a) The Company will not, and will not cause or permit any of its Restricted Subsidiaries to, directly or indirectly, consummate an Asset Sale unless (1) at least 75% of the consideration from such Asset Sale other than Asset Swaps is received in cash or Cash Equivalents and (2) the Company or such Restricted Subsidiary receives consideration at the time of such Asset Sale at least equal to the Fair Market Value of the shares or assets subject to such Asset Sale (as determined by either (a) the board of directors of the Company and evidenced by a board resolution or (b) the Board Designee and evidenced by a certificate (or committee resolution, as the case may be), in each case whose determination shall be conclusive); provided that the amount of:

         (i) any securities, notes or other obligations received by the Company or any such Restricted Subsidiary in connection with such transfer that are within 10 days converted, sold or exchanged by the Company or such Restricted Subsidiary into cash (to the extent of the cash received);

         (ii) any Designated Noncash Consideration received by the Company or any of its Restricted Subsidiaries in the Asset Sale; and

         (iii) any payment, or assumption, of Indebtedness which is related to the assets sold in the Asset Sale shall be deemed "cash" for purposes of this provision.

         With respect to an Asset Swap constituting as Asset Sale, the Company or any Restricted Subsidiary shall be required to receive in cash (as such term is deemed to be defined for purposes of this clause (a)) or Cash Equivalents an amount equal to 75% of the proceeds of the Asset Sale which do not consist of like-kind assets acquired with the Asset Swap.

         (b) If all or a portion of the Net Cash Proceeds of any Asset Sale are not required to be applied to repay permanently any Indebtedness under the Credit Facilities, the Mortgage Facilities, the Vehicle Receivables Indebtedness and/or the Vehicle Inventory Indebtedness then outstanding as required by the terms thereof, or the Company determines not to apply such Net Cash Proceeds to the permanent prepayment of such Indebtedness under the Credit Facilities, the Mortgage Facilities, the Vehicle Receivables Indebtedness and/or the Vehicle Inventory Indebtedness, or if no such Indebtedness under the Credit Facilities, the Mortgage Facilities, the Vehicle Receivables Indebtedness and/or the Vehicle Inventory Indebtedness is then outstanding, then the Company or a Restricted Subsidiary may within 30 days before or 365 days after the Asset Sale invest the Net Cash Proceeds in properties and other assets that (as determined by either (a) the board of directors of the Company and evidenced by a board resolution or (b) the Board Designee and evidenced by a certificate (or committee resolution, as the case may be), in each case whose determination shall be conclusive) replace the properties and assets that were the subject of the Asset Sale or in properties and assets that will be used in a Permitted Business of the Company or its Restricted Subsidiaries. The amount of such Net Cash Proceeds not used or invested within 365 days of the Asset Sale as set forth in this paragraph constitutes "Excess Proceeds."

         (c) When the aggregate amount of Excess Proceeds exceeds $25 million, the Company will apply the Excess Proceeds to the repayment of the notes and any other Pari Passu Indebtedness outstanding with similar provisions requiring the Company to make an offer to purchase such Indebtedness with the proceeds from any Asset Sale as follows:

         (A) the Company will make an offer to purchase (an "Offer") from all holders of the notes in accordance with the procedures set forth in the Indenture in the maximum principal amount (expressed as a multiple of $1,000) of notes that may be purchased out of an amount (the "Note Amount") equal to the product of such Excess Proceeds multiplied by a fraction, the numerator of which is the outstanding principal amount of the notes, and the denominator of which is the sum of the outstanding principal amount (or accreted value in the case of Indebtedness issued with original issue discount) of the notes and such Pari Passu Indebtedness (subject to proration in the event such amount is less than the aggregate Offered Price (as defined herein) of all notes tendered) and

         (B) to the extent required by such Pari Passu Indebtedness to permanently reduce the principal amount of such Pari Passu Indebtedness, the Company will make an offer to purchase or otherwise repurchase or redeem Pari Passu Indebtedness (a "Pari Passu Offer") in an amount (the "Pari Passu Debt Amount") equal to the excess of the Excess Proceeds over the Note Amount; provided that in no event will the Company be required to make a Pari Passu Offer in a Pari Passu Debt Amount exceeding the principal amount of such Pari Passu Indebtedness plus the amount of any premium required to be paid to repurchase such Pari Passu Indebtedness. The offer price for the notes will be payable in cash in an amount equal to 100% of the principal amount of the notes plus accrued and unpaid interest, if any, to the date (the "Offer Date") such Offer is consummated (the "Offered Price"), in accordance with the procedures set forth in the Indenture. To the extent that the aggregate Offered Price of the notes tendered pursuant to the Offer is less than the Note Amount relating thereto or the aggregate amount of Pari Passu Indebtedness that is purchased in a Pari Passu Offer is less than the Pari Passu Debt Amount, the Company may use any remaining Excess Proceeds for general corporate purposes. If the aggregate principal amount of notes and Pari Passu Indebtedness surrendered by holders thereof exceeds the amount of Excess Proceeds, the Trustee shall select the notes to be purchased on a pro rata basis. Upon the completion of the purchase of all the notes tendered pursuant to an Offer and the completion of a Pari Passu Offer, the amount of Excess Proceeds, if any, shall be reset at zero.

         (d) If the Company becomes obligated to make an Offer pursuant to clause (c) above, the notes and the Pari Passu Indebtedness shall be purchased by the Company, at the option of the holders thereof, in whole or in part in integral multiples of $1,000, on a date that is not earlier than 30 days and not later than 60 days from the date the notice of the Offer is given to holders, or such later date as may be necessary for the Company to comply with the requirements under the Exchange Act.

         (e) The Indenture will provide that the Company will comply with the applicable securities laws or regulations in connection with an Offer.

         Limitation on Issuances of Guarantees of Indebtedness. (a) The Company will not cause or permit any Restricted Subsidiary (which is not a Guarantor), directly or indirectly, to guarantee, assume or in any other manner become liable with respect to any Indebtedness of the Company or any Restricted Subsidiary unless such Restricted Subsidiary simultaneously executes and delivers a supplemental indenture to the Indenture providing for a Guarantee of the notes on the same terms as the guarantee of such Indebtedness except that (A) such guarantee need not be secured unless required pursuant to "--Limitation on Liens" and (B) if such Indebtedness is by its terms expressly subordinated to the notes, any such assumption, guarantee or other liability of such Restricted Subsidiary with respect to such Indebtedness shall be subordinated to such Restricted Subsidiary's Guarantee of the notes at least to the same extent as such Indebtedness is subordinated to the notes.

         (b) Notwithstanding the foregoing, any Guarantee by a Restricted Subsidiary of the notes shall provide by its terms that it (and all Liens securing the same) shall be automatically and unconditionally released and discharged upon (i) any sale, exchange or transfer, to any Person not an Affiliate of the Company, of all of the Company's Capital Stock in, or all or substantially all the assets of, such Restricted Subsidiary, which transaction is in compliance with the terms of the Indenture and such Restricted Subsidiary is released from all guarantees, if any, by it of other Indebtedness of the Company or any Restricted Subsidiary, (ii) the Designation of a Restricted Subsidiary as an Unrestricted Subsidiary in compliance with the Indenture and (iii) with respect to any Guarantees created after the Issue Date, the release by the holders of the Indebtedness of the Company described in clause (a) above of their guarantee by such Restricted Subsidiary (including any deemed release upon payment in full of all obligations under such Indebtedness), at such time as (A) no other Indebtedness of the Company has been guaranteed by such Restricted Subsidiary or (B) the holders of all such other Indebtedness which is guaranteed by such Restricted Subsidiary also release their guarantee by such Restricted Subsidiary (including any deemed release upon payment in full of all obligations under such Indebtedness).

         Limitation on Dividend and Other Payment Restrictions Affecting Subsidiaries. The Company will not, and will not cause or permit any of its Restricted Subsidiaries to, directly or indirectly, create or otherwise cause to exist or become effective any consensual encumbrance or restriction on the ability of any Restricted Subsidiary to

         (1) pay dividends or make any other distribution on its Capital Stock or any other interest or participation in or measured by its profits,

         (2) pay any Indebtedness owed to the Company or any other Restricted Subsidiary,

         (3) make any Investment in the Company or any Wholly Owned Restricted Subsidiary, or

         (4) transfer any of its properties or assets to the Company or any Wholly Owned Restricted Subsidiary.

         However, this covenant will not prohibit any encumbrance or restriction (1) pursuant to an agreement in effect on the Issue Date; (2) with respect to a Restricted Subsidiary that is not a Restricted Subsidiary of the Company on the Issue Date, in existence at the time such Person becomes a Restricted Subsidiary of the Company and not incurred in connection with, or in contemplation of, such Person becoming a Restricted Subsidiary, provided that such encumbrances and restrictions are not applicable to the Company or any Restricted Subsidiary or the properties or assets of the Company or any Restricted Subsidiary other than such Subsidiary(ies) which is (are) becoming a Restricted Subsidiary(ies); (3) contained in any Acquired Indebtedness or other agreement of an entity or related to assets acquired by or merged into or consolidated with the Company or any Restricted Subsidiary so long as such encumbrance or restriction was not entered into in contemplation of the acquisition, merger or consolidation transaction; (4) customary provisions contained in an agreement that has been entered into for the sale or other disposition of all or substantially all of the Capital Stock or assets of a Restricted Subsidiary; provided, however that the restrictions are applicable only to such Restricted Subsidiary or assets; (5) any encumbrance or restriction existing under or by reason of applicable law, including any applicable laws governing Restricted Subsidiaries of the Company which underwrite and/or reinsure insurance products; (6) customary provisions restricting subletting or assignment of any lease governing any leasehold interest of any Restricted Subsidiary; (7) covenants in franchise agreements and/or framework agreements with Manufacturers customary for franchise agreements and/or framework agreements in the automobile retailing industry; (8) any encumbrances or restrictions in security agreements securing Indebtedness (other than Subordinated Indebtedness) of a Restricted Subsidiary permitted to be incurred under the Indenture (including any Vehicle Inventory Indebtedness) (to the extent that such Liens are otherwise incurred in accordance with "--Limitation on Liens") that restrict the transfer of property subject to such agreements, provided that any such encumbrance or restriction is released to the extent the underlying Lien is released or the related Indebtedness is repaid; and (9) under any agreement that extends, renews, refinances or replaces the agreements containing the encumbrances or restrictions in the foregoing clauses (1) through (8), or in this clause (9), provided that the terms and conditions of any such encumbrances or restrictions are no more restrictive in any material respect than those under or pursuant to the agreement evidencing the Indebtedness so extended, renewed, refinanced or replaced.

         Limitation on Unrestricted Subsidiaries. The Company may designate after the Issue Date any Subsidiary as an "Unrestricted Subsidiary" under the Indenture (a "Designation") only if:

         (a) no Default shall have occurred and be continuing at the time of or after giving effect to such Designation;

         (b) the Company would be permitted to make an Investment (other than a Permitted Investment) at the time of Designation (assuming the effectiveness of such Designation) pursuant to the first paragraph of "--Limitation on Restricted Payments" above in an amount (the "Designation Amount") equal to the greater of (1) the net book value of the Company's interest in such Subsidiary calculated in accordance with GAAP or (2) the Fair Market Value of the Company's interest in such Subsidiary as determined in good faith by either (a) the board of directors of the Company and evidenced by a board resolution or (b) the Board Designee and evidenced by a certificate (or committee resolution, as the case may be), in each case whose determination shall be conclusive;

         (c) the Company would be permitted under the Indenture to incur $1.00 of additional Indebtedness (other than Permitted Indebtedness) pursuant to the covenant described under "--Limitation on Indebtedness" at the time of such Designation (assuming the effectiveness of such Designation);

         (d) such Unrestricted Subsidiary does not own any Capital Stock in any Restricted Subsidiary of the Company which is not simultaneously being designated an Unrestricted Subsidiary;

         (e) such Unrestricted Subsidiary is not liable, directly or indirectly, with respect to any Indebtedness other than Unrestricted Subsidiary Indebtedness, provided that an Unrestricted Subsidiary may provide a Guarantee for the notes; and

         (f) such Unrestricted Subsidiary is not a party to any agreement, contract, arrangement or understanding at such time with the Company or any Restricted Subsidiary unless the terms of any such agreement, contract, arrangement or understanding are no less favorable to the Company or such Restricted Subsidiary than those that might be obtained at the time from Persons who are not Affiliates of the Company or, in the event such condition is not satisfied, the value of such agreement, contract, arrangement or understanding to such Unrestricted Subsidiary shall be deemed a Restricted Payment.

         In the event of any such Designation, the Company shall be deemed to have made an Investment constituting a Restricted Payment pursuant to the covenant "Limitation on Restricted Payments" for all purposes of the Indenture in the Designation Amount.

         The Indenture will also provide that the Company shall not and shall not cause or permit any Restricted Subsidiary to at any time

         (a) provide credit support for, guarantee or subject any of its property or assets (other than the Capital Stock of any Unrestricted Subsidiary) to the satisfaction of, any Indebtedness of any Unrestricted Subsidiary (including any undertaking, agreement or instrument evidencing such Indebtedness) (other than Permitted Investments in Unrestricted Subsidiaries) or

         (b) be directly or indirectly liable for any Indebtedness of any Unrestricted Subsidiary. For purposes of the foregoing, the Designation of a Subsidiary of the Company as an Unrestricted Subsidiary shall be deemed to be the Designation of all of the Subsidiaries of such Subsidiary as Unrestricted Subsidiaries.

         The Company may revoke any Designation of a Subsidiary as an Unrestricted Subsidiary (a "Revocation") if:

                  (a) no Default shall have occurred and be continuing at the time of and after giving effect to such Revocation;

                  (b) all Liens and Indebtedness of such Unrestricted Subsidiary outstanding immediately following such Revocation would, if incurred at such time, have been permitted to be incurred for all purposes of the Indenture; and

                  (c) unless such redesignated Subsidiary shall not have any Indebtedness outstanding (other than Indebtedness that would be Permitted Indebtedness), immediately after giving effect to such proposed Revocation, and after giving pro forma effect to the incurrence of any such Indebtedness of such redesignated Subsidiary as if such Indebtedness was incurred on the date of the Revocation, the Company could incur $1.00 of additional Indebtedness (other than Permitted Indebtedness) pursuant to the covenant described under "--Limitation on Indebtedness."

         All Designations and Revocations must be evidenced by a resolution of the board of directors of the Company delivered to the Trustee certifying compliance with the foregoing provisions.

         Provision of Financial Statements. Whether or not the Company is subject to Section 13(a) or 15(d) of the Exchange Act, the Company will, to the extent permitted under the Exchange Act, file with the Commission the annual reports, quarterly reports and other documents which the Company would have been required to file with the Commission pursuant to Section 13(a) or 15(d) if the Company were so subject, such documents to be filed with the Commission on or prior to the date (the "Required Filing Date") by which the Company would have been required so to file such documents if the Company were so subject.

         The Company will also in any event (a) within 15 days of each Required Filing Date file with the Trustee copies of the annual reports, quarterly reports and other documents which the Company would have been required to file with the Commission pursuant to Section 13(a) or 15(d) of the Exchange Act if the Company were subject to either of such Sections and
(b) if filing such documents by the Company with the Commission is not permitted under the Exchange Act, promptly upon written request and payment of the reasonable cost of duplication and delivery, supply copies of such documents to any prospective holder at the Company's cost.

         If any Guarantor's financial statements would be required to be included in the financial statements or footnotes filed or delivered pursuant to the Indenture if the Company were subject to Section 13(a) or 15(d) of the Exchange Act, the Company shall include such Guarantor's financial statements (or include such financial statements in a footnote) in any filing or delivery pursuant to the Indenture.

         Additional Covenants. The Indenture also contains covenants with respect to the following matters: (1) payment of principal, premium and interest; (2) maintenance of an office or agency in The City of New York;
(3) arrangements regarding the handling of money held in trust; (4) maintenance of corporate existence; (5) payment of taxes and other claims;
(6) maintenance of properties; and (7) maintenance of insurance.

Consolidation, Merger, Sale of Assets

         The Company will not, in a single transaction or through a series of related transactions, consolidate with or merge with or into any other Person or sell, assign, convey, transfer, lease or otherwise dispose of all or substantially all of its properties and assets to any Person or "group" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) of Persons, or permit any of its Restricted Subsidiaries to enter into any such transaction or series of transactions, if such transaction or series of transactions, in the aggregate, would result in a sale, assignment, conveyance, transfer, lease or disposition of all or substantially all of the properties and assets of the Company and its Restricted Subsidiaries on a Consolidated basis to any other Person or "group" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) of Persons, unless at the time and after giving effect thereto

         (1) either (a) the Company will be the continuing corporation (in the case of a consolidation or merger involving the Company) or (b) the Person (if other than the Company) formed by such consolidation or into which the Company is merged or the Person which acquires by sale, assignment, conveyance, transfer, lease or disposition all or substantially all of the properties and assets of the Company and its Restricted Subsidiaries on a Consolidated basis (the "Surviving Entity") will be duly organized and validly existing under the laws of the United States of America, any state thereof or the District of Columbia and such Person expressly assumes, by a supplemental indenture, in a form reasonably satisfactory to the Trustee, all the obligations of the Company under the notes and the Indenture and the Registration Rights Agreement, as the case may be, and the notes and the Indenture and the Registration Rights Agreement will remain in full force and effect as so supplemented (and any Guarantees will be confirmed as applying to such Surviving Entity's obligations);

         (2) immediately after giving effect to such transaction on a pro forma basis (and treating any Indebtedness not previously an obligation of the Company or any of its Restricted Subsidiaries which becomes the obligation of the Company or any of its Restricted Subsidiaries as a result of such transaction as having been incurred at the time of such transaction), no Default or Event of Default will have occurred and be continuing;

         (3) immediately after giving effect to such transaction on a pro forma basis, the Company (or the Surviving Entity if the Company is not the continuing obligor under the Indenture) could incur $1.00 of additional Indebtedness (other than Permitted Indebtedness) under the provisions of "--Certain Covenants--Limitation on Indebtedness";

         (4) at the time of the transaction each Guarantor, if any, unless it is the other party to the transactions described above, will have by supplemental indenture confirmed that its Guarantee shall apply to such Person's obligations under the Indenture and the notes; and

         (5) at the time of the transaction the Company or the Surviving Entity will have delivered, or caused to be delivered, to the Trustee, in form and substance reasonably satisfactory to the Trustee, an officers' certificate and an opinion of counsel, each to the effect that such consolidation, merger, transfer, sale, assignment, conveyance, transfer, lease or other transaction and the supplemental indenture in respect thereof comply with the Indenture and that all conditions precedent therein provided for relating to such transaction have been complied with.

         In the event of any transaction (other than a lease) described in and complying with the conditions listed in the immediately preceding paragraph in which the Company is not the continuing corporation, the successor Person formed or remaining or to which such transfer is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company and the Company will be discharged (other than in a transaction that results in the transfer of assets constituting or accounting for less than 95% of the Consolidated assets (as of the last balance sheet date available to the Company) of the Company or the Consolidated revenue of the Company (as of the last 12-month period for which financial statements are available)) from all obligations and covenants under the Indenture and the notes and the Registration Rights Agreement.

Events of Default

         An Event of Default will occur under the Indenture if:

         (1) there shall be a default in the payment of any interest on any note when it becomes due and payable, and such default shall continue for a period of 30 days;

         (2) there shall be a default in the payment of the principal of (or premium, if any, on) any note at its Maturity (upon acceleration, optional or mandatory redemption, if any, required repurchase or otherwise);

         (3) (a) there shall be a default in the performance, or breach, of any covenant or agreement of the Company or any Guarantor under the Indenture or any Guarantee (other than a default in the performance, or breach, of a covenant or agreement which is specifically dealt with in clause (1), (2) or in clause (b) or (c) of this clause
                  (3)) and such default or breach shall continue for a period of 30 days after written notice has been given, by certified mail, (1) to the Company by the Trustee or (2) to the Company and the Trustee by the holders of at least 25% in aggregate principal amount of the outstanding notes;


                  (b) there shall be a default in the performance or breach of the provisions described in " --Consolidation, Merger, Sale of Assets"; or (c) the Company shall have failed to make or consummate a Change of Control Offer in accordance with the provisions of "Purchase of Notes Upon a Change of Control";

         (4) (a) any default in the payment of the principal, premium, if any, or interest on any Indebtedness shall have occurred under any of the agreements, indentures or instruments under which the Company or any Restricted Subsidiary then has outstanding Indebtedness in excess of $25 million when the same shall become due and payable in full and such default shall have continued after any applicable grace period and shall not have been cured or waived and, if not already matured at its final maturity in accordance with its terms, the holder of such Indebtedness shall have the right to accelerate such Indebtedness or (b) an event of default as defined in any of the agreements, indentures or instruments described in clause (a) of this clause (4) shall have occurred and the Indebtedness thereunder, if not already matured at its final maturity in accordance with its terms, shall have been accelerated;

         (5) any Guarantee from any Guarantor that is a Significant Restricted Subsidiary shall for any reason cease to be, or shall for any reason be asserted in writing by such Guarantor or the Company not to be, in full force and effect and enforceable in accordance with its terms, except to the extent contemplated by the Indenture and any such Guarantee;

         (6) one or more judgments, orders or decrees of any court or regulatory or administrative agency for the payment of money in excess of $25 million, either individually or in the aggregate (exclusive of any portion of any such payment covered by insurance), shall be rendered against the Company or any Restricted Subsidiary or any of their respective properties and shall not be discharged and there shall have been a period of 60 consecutive days during which a stay of enforcement of such judgment or order, by reason of an appeal or otherwise, shall not be in effect;

         (7) any holder or holders of at least $25 million in aggregate principal amount of Indebtedness of the Company or any Restricted Subsidiary after a default under such Indebtedness shall notify the Trustee of the intended sale or disposition of any assets of the Company or any Restricted Subsidiary that have been pledged to or for the benefit of such holder or holders to secure such Indebtedness or shall commence proceedings, or take any action (including by way of set-off), to retain in satisfaction of such Indebtedness or to collect on, seize, dispose of or apply in satisfaction of Indebtedness, assets of the Company or any Restricted Subsidiary (including funds on deposit or held pursuant to lock-box and other similar arrangements);

         (8) there shall have been the entry by a court of competent jurisdiction of (a) a decree or order for relief in respect of the Company or any Significant Restricted Subsidiary in an involuntary case or proceeding under any applicable Bankruptcy Law or (b) a decree or order adjudging the Company or any Significant Restricted Subsidiary bankrupt or insolvent, or seeking reorganization, arrangement, adjustment or composition of or in respect of the Company or any Significant Restricted Subsidiary under any applicable federal or state law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Company or any Significant Restricted Subsidiary or of any substantial part of their respective properties, or ordering the winding up or liquidation of their affairs, and any such decree or order for relief shall continue to be in effect, or any such other decree or order shall be unstayed and in effect, for a period of 60 consecutive days; or

         (9)      (a)      the Company or any Significant Restricted
                           Subsidiary commences a voluntary case or proceeding under any applicable Bankruptcy Law or any other case or proceeding to be adjudicated bankrupt or insolvent,

                  (b) the Company or any Significant Restricted Subsidiary consents to the entry of a decree or order for relief in respect of the Company or such Significant Restricted Subsidiary in an involuntary case or proceeding under any applicable Bankruptcy Law or to the commencement of any bankruptcy or insolvency case or proceeding against it,

                  (c) the Company or any Significant Restricted Subsidiary files a petition or answer or consent seeking reorganization or relief under any applicable federal or state law,

                  (d) the Company or any Significant Restricted Subsidiary (1) consents to the filing of such petition or the appointment of, or taking possession by, a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Company or such Significant Restricted Subsidiary or of any substantial part of their respective properties,
                           (2) makes an assignment for the benefit of creditors or (3) admits in writing its inability to pay its debts generally as they become due, or

                  (e) the Company or any Significant Restricted Subsidiary takes any corporate action in furtherance of any such actions in this paragraph (9).

         If an Event of Default (other than as specified in clauses (8) and (9) of the prior paragraph) shall occur and be continuing with respect to the Indenture, the Trustee or the holders of not less than 25% in aggregate principal amount of the notes then outstanding may, and the Trustee at the request of such holders shall, declare all unpaid principal of, premium, if any, and accrued interest on all notes to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by the holders of the notes) and upon any such declaration, such principal, premium, if any, and interest shall become due and payable immediately. If an Event of Default specified in clause (8) or (9) of the prior paragraph occurs and is continuing, then all the notes shall ipso facto become and be due and payable immediately in an amount equal to the principal amount of the notes, together with accrued and unpaid interest, if any, to the date the notes become due and payable, without any declaration or other act on the part of the Trustee or any holder. Thereupon, the Trustee may, at its discretion, proceed to protect and enforce the rights of the holders of notes by appropriate judicial proceedings.

         After a declaration of acceleration, but before a judgment or decree for payment of the money due has been obtained by the Trustee, the holders of a majority in aggregate principal amount of notes outstanding by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if

         (a) the Company has paid or deposited with the Trustee a sum sufficient to pay (1) all sums paid or advanced by the Trustee under the Indenture and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, (2) all overdue interest on all notes then outstanding, (3) the principal of, and premium, if any, on any notes then outstanding which have become due otherwise than by such declaration of acceleration and interest thereon at the rate borne by the notes and (4) to the extent that payment of such interest is lawful, interest upon overdue interest at the rate borne by the notes;

         (b) the rescission would not conflict with any judgment or decree of a court of competent jurisdiction; and

         (c) all Events of Default, other than the non-payment of principal of, premium, if any, and interest on the notes which have become due solely by such declaration of acceleration, have been cured or waived as provided in the Indenture.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

         The holders of not less than a majority in aggregate principal amount of the notes outstanding may on behalf of the holders of all outstanding notes waive any past default under the Indenture and its consequences, except a default (1) in the payment of the principal of, premium, if any, or interest on any note (which may only be waived with the consent of each holder of notes affected) or (2) in respect of a covenant or provision which under the Indenture cannot be modified or amended without the consent of the holder of each note affected by such modification or amendment.

         No holder of any of the notes has any right to institute any proceedings with respect to the Indenture or any remedy thereunder, unless the holders of at least 25% in aggregate principal amount of the outstanding notes have made written request, and offered reasonable indemnity, to the Trustee to institute such proceeding as Trustee under the notes and the Indenture, the Trustee has failed to institute such proceeding within 15 days after receipt of such notice and the Trustee, within such 15-day period, has not received directions inconsistent with such written request by holders of a majority in aggregate principal amount of the outstanding notes. Such limitations do not, however, apply to a suit instituted by a holder of a note for the enforcement of the payment of the principal of, premium, if any, or interest on such note on or after the respective due dates expressed in such note.

         The Company is required to notify the Trustee within five business days of the occurrence of any Default. The Company is required to deliver to the Trustee, on or before a date not more than 60 days after the end of each fiscal quarter and not more than 120 days after the end of each fiscal year, a written statement as to compliance with the Indenture, including whether or not any Default has occurred. The Trustee is under no obligation to exercise any of the rights or powers vested in it by the Indenture at the request or direction of any of the holders of the notes unless such holders offer to the Trustee security or indemnity satisfactory to the Trustee against the costs, expenses and liabilities which might be incurred thereby.

         The Trust Indenture Act contains limitations on the rights of the Trustee, should it become a creditor of the Company or any Guarantor, if any, to obtain payment of claims in certain cases or to realize on certain property received by it in respect of any such claims, as security or otherwise. The Trustee is permitted to engage in other transactions, but if it acquires any conflicting interest it must eliminate such conflict upon the occurrence of an Event of Default or else resign.

Defeasance or Covenant Defeasance of Indenture

         The Company may, at its option and at any time, elect to have the obligations of the Company, any Guarantor and any other obligor upon the notes discharged with respect to the outstanding notes ("defeasance"). Such defeasance means that the Company, any such Guarantor and any other obligor under the Indenture shall be deemed to have paid and discharged the entire Indebtedness represented by the outstanding notes, except for

         (1) the rights of holders of such outstanding notes to receive payments in respect of the principal of, premium, if any, and interest on such notes when such payments are due,

         (2) the Company's obligations with respect to the notes concerning issuing temporary notes, registration of notes, mutilated, destroyed, lost or stolen notes, and the maintenance of an office or agency for payment and money for security payments held in trust,

         (3) the rights, powers, trusts, duties and immunities of the Trustee, and

         (4)      the defeasance provisions of the Indenture.

         In addition, the Company may, at its option and at any time, elect to have the obligations of the Company and any Guarantor released with respect to certain covenants that are described in the Indenture ("covenant defeasance") and thereafter any omission to comply with such obligations shall not constitute a Default or an Event of Default with respect to the notes. In the event covenant defeasance occurs, certain events (not including non-payment, bankruptcy and insolvency events) described under "Events of Default" will no longer constitute an Event of Default with respect to the notes.

         In order to exercise either defeasance or covenant defeasance,

         (a) the Company must irrevocably deposit with the Trustee, in trust, for the benefit of the holders of the notes cash in United States dollars, U.S. Government Obligations (as defined in the Indenture), or a combination thereof, in such amounts as will be sufficient, in the opinion of a nationally recognized firm of independent public accountants or a nationally recognized investment banking firm, to pay and discharge the principal of, premium, if any, and interest on the outstanding notes on the Stated Maturity;

         (b) in the case of defeasance, the Company shall have delivered to the Trustee an opinion of independent counsel in the United States stating that (A) the Company has received from, or there has been published by, the Internal Revenue Service a ruling or (B) since the date of the Indenture, there has been a change in the applicable federal income tax law, in either case to the effect that, and based thereon such opinion of independent counsel in the United States shall confirm that, the holders of the outstanding notes will not recognize income, gain or loss for federal income tax purposes as a result of such defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such defeasance had not occurred;

         (c) in the case of covenant defeasance, the Company shall have delivered to the Trustee an opinion of independent counsel in the United States to the effect that the holders of the outstanding notes will not recognize income, gain or loss for federal income tax purposes as a result of such covenant defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred;

         (d) no Default or Event of Default shall have occurred and be continuing either (a) on the date of such deposit (other than a Default or Event of Default solely resulting from the borrowing of funds to be applied to such deposit); or
                  (b) insofar as clauses (8) and (9) under the first paragraph under "--Events of Default" are concerned, at any time during the period ending on the 91st day after the date of deposit;

         (e) such defeasance or covenant defeasance shall not cause the Trustee for the notes to have a conflicting interest as defined in the Indenture and for purposes of the Trust Indenture Act with respect to any securities of the Company or any Guarantor;

         (f) such defeasance or covenant defeasance shall not result in a breach or violation of, or constitute a Default under, the Indenture or any other material agreement or instrument (other than, to the extent set forth in clause
                  (d) above, the Indenture) to which the Company or any Restricted Subsidiary is a party or by which it is bound;

         (g) such defeasance or covenant defeasance shall not result in the trust arising from such deposit constituting an investment company within the meaning of the Investment Company Act of 1940, as amended, unless such trust shall be registered under such Act or exempt from registration thereunder;

         (h) the Company will have delivered to the Trustee an opinion of independent counsel in the United States to the effect that after the 91st day following the deposit, the trust funds will not be subject to the effect of any applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally;

         (i) the Company shall have delivered to the Trustee an officers' certificate stating that the deposit was not made by the Company with the intent of preferring the holders of the notes or any Guarantee over the other creditors of the Company or any Guarantor with the intent of defeating, hindering, delaying or defrauding creditors of the Company, any Guarantor or others; and

         (j) the Company will have delivered to the Trustee an officers' certificate and an opinion of independent counsel, each stating that all conditions precedent provided for relating to either the defeasance or the covenant defeasance, as the case may be, have been complied with.

Satisfaction and Discharge

         The Indenture will be discharged and will cease to be of further effect (except as to surviving rights of registration of transfer or exchange of the notes as expressly provided for in the Indenture) as to all outstanding notes under the Indenture when

                  (a)      either

                           (1)      all such notes theretofore
                                    authenticated and delivered (except
                                    lost, stolen or destroyed notes which
                                    have been replaced or paid or notes
                                    whose payment has been deposited in
                                    trust or segregated and held in trust
                                    by the Company and thereafter repaid to
                                    the Company or discharged from such
                                    trust as provided for in the Indenture)
                                    have been delivered to the Trustee for
                                    cancellation or

                           (2) all notes not theretofore delivered to the Trustee for cancellation (a) have become due and payable, (b) will become due and payable at their Stated Maturity within one year, or (c) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company;

                  (b) the Company or any Guarantor has irrevocably deposited or caused to be deposited with the Trustee as trust funds in trust an amount in United States dollars sufficient to pay and discharge the entire indebtedness on the notes not theretofore delivered to the Trustee for cancellation, including principal of, premium, if any, and accrued interest at such Maturity, Stated Maturity or redemption date;

                  (c) the Company or any Guarantor has paid or caused to be paid all other sums payable under the Indenture by the Company and any Guarantor; and

                  (d) the Company has delivered to the Trustee an officers' certificate and an opinion of independent counsel each stating that (1) all conditions precedent under the Indenture relating to the satisfaction and discharge of such Indenture have been complied with and (2) such satisfaction and discharge will not result in a breach or violation of, or constitute a default under, the Indenture or any other material agreement or instrument to which the Company, any Guarantor or any Subsidiary is a party or by which the Company, any Guarantor or any Subsidiary is bound.

Modifications and Amendments

         Modifications and amendments of the Indenture may be made by the Company, each Guarantor, if any, and the Trustee with the consent of the holders of at least a majority in aggregate principal amount of the notes then outstanding (including, without limitation, consents obtained in connection with a purchase of, or tender offer or exchange offer for notes); provided, however, that no such modification or amendment may, without the consent of the holder of each outstanding note affected thereby:

         (1) change the Stated Maturity of the principal of, or any installment of interest on, or change to an earlier date any redemption date of, or waive a default in the payment of the principal of, premium, if any, or interest on, any such note or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof, or change the coin or currency in which the principal of any such note or any premium or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment after the Stated Maturity thereof (or, in the case of redemption, on or after the redemption date);

         (2) amend, change or modify the obligation of the Company to make and consummate an Offer with respect to any Asset Sale or Asset Sales in accordance with "Certain Covenants--Limitation on Sale of Assets" or the obligation of the Company to make and consummate a Change of Control Offer in the event of a Change of Control in accordance with "Purchase of Notes Upon a Change of Control," including, in each case, amending, changing or modifying any definitions related thereto;

         (3) reduce the percentage in principal amount of such outstanding notes, the consent of whose holders is required for any such supplemental indenture, or the consent of whose holders is required for any waiver or compliance with certain provisions of the Indenture;

         (4) modify any of the provisions relating to supplemental indentures requiring the consent of holders or relating to the waiver of past defaults or relating to the waiver of certain covenants, except to increase the percentage of such outstanding notes required for such actions or to provide that certain other provisions of the Indenture cannot be modified or waived without the consent of the holder of each such note affected thereby;

         (5) except as otherwise permitted under "Consolidation, Merger, Sale of Assets," consent to the assignment or transfer by the Company or any Guarantor of any of its rights and obligations under the Indenture; or

         (6) amend or modify any of the provisions of the Indenture in any manner which subordinates the notes issued thereunder in right of payment to any other Indebtedness of the Company or which subordinates any Guarantee in right of payment to any other Indebtedness of the Guarantor issuing any such Guarantee

         Notwithstanding the foregoing, without the consent of any holders of the notes, the Company, any Guarantor, any other obligor under the notes and the Trustee may modify or amend the Indenture:

         (1) to evidence the succession of another Person to the Company or a Guarantor, and the assumption by any such successor of the covenants of the Company or such Guarantor in the Indenture and in the notes and in any Guarantee in accordance with "--Consolidation, Merger, Sale of Assets";

         (2) to add to the covenants of the Company, any Guarantor or any other obligor upon the notes for the benefit of the holders of the notes or to surrender any right or power conferred upon the Company or any Guarantor or any other obligor upon the notes, as applicable, in the Indenture, in the notes or in any Guarantee;

         (3) to cure any ambiguity, or to correct or supplement any provision in the Indenture, the notes or any Guarantee which may be defective or inconsistent with any other provision in the Indenture, the notes or any Guarantee or make any other provisions with respect to matters or questions arising under the Indenture, the notes or any Guarantee; provided that, in each case, such provisions shall not adversely affect the interest of the holders of the notes;

         (4) to comply with the requirements of the Commission in order to effect or maintain the qualification of the Indenture under the Trust Indenture Act;

         (5)      to add a Guarantor under the Indenture;

         (6) to evidence and provide the acceptance of the appointment of a successor Trustee under the Indenture; or

         (7) to mortgage, pledge, hypothecate or grant a security interest in favor of the Trustee for the benefit of the holders of the notes as additional security for the payment and performance of the Company's and any Guarantor's obligations under the Indenture, in any property, or assets, including any of which are required to be mortgaged, pledged or hypothecated, or in which a security interest is required to be granted to the Trustee pursuant to the Indenture or otherwise.

         The holders of a majority in aggregate principal amount of the notes outstanding may waive compliance with certain restrictive covenants and provisions of the Indenture.

Fall Away Event

         In the event of the occurrence of a Fall Away Event and no Default or Event of Default exists, the covenants and provisions described above under "Purchase of Notes Upon a Change of Control Event," "Certain Covenants--Limitation on Indebtedness," "--Limitation on Restricted Payments," "--Limitation on Transactions with Affiliates," " --Limitation on Sale of Assets," "--Limitation on Dividends and Other Payment Restrictions Affecting Subsidiaries," "--Limitation on Unrestricted Subsidiaries" and the requirement set forth in clause (3) of "Consolidation, Merger, Sale of Assets" shall each no longer be in effect. Notwithstanding the foregoing, if the notes cease to have an Investment Grade rating from either Moody's or Standard & Poor's, then the foregoing provisions of the Indenture shall be reinstituted as of and from the date of such rating decline.

Governing Law

         The Indenture, the notes and the Guarantees are governed by, and construed in accordance with, the laws of the State of New York, without giving effect to the conflicts of law principles thereof.

Concerning the Trustee

         The Indenture contains certain limitations on the rights of the Trustee, should it become a creditor of the Company, to obtain payment of claims in certain cases, or to realize on certain property received in respect of any such claim as security or otherwise. The Trustee will be permitted to engage in other transactions; however, if it acquires any conflicting interest it must eliminate such conflict within 90 days, apply to the Commission for permission to continue as Trustee with such conflict or resign as Trustee.

         The holders of a majority in principal amount of the then outstanding notes will have the right to direct the time, method and place of conducting any proceeding for exercising any remedy available to the Trustee, subject to certain exceptions. The Indenture provides that in case an Event of Default occurs (which has not been cured), the Trustee will be required, in the exercise of its power, to use the degree of care of a prudent man in the conduct of his own affairs. Subject to such provisions, the Trustee will be under no obligation to exercise any of its rights or powers under the Indenture at the request of any holder of notes unless such holder shall have offered to the Trustee security and indemnity satisfactory to it against any loss, liability or expense.

Certain Definitions

         "Acquired Indebtedness" means Indebtedness of a Person (1) existing at the time such Person becomes a Restricted Subsidiary or (2) assumed in connection with the acquisition of assets from such Person, in each case, other than Indebtedness incurred in connection with, or in contemplation of, such Person becoming a Restricted Subsidiary or such acquisition, as the case may be, except for Indebtedness of a Person or any of its Subsidiaries that is repaid substantially concurrently or in connection with the time such Person becomes a Restricted Subsidiary of the Company or substantially concurrently or in connection with the time of the acquisition of assets from such Person. Acquired Indebtedness shall be deemed to be incurred on the date of the related acquisition of assets from any Person or the date the acquired Person becomes a Restricted Subsidiary, as the case may be.

         "Affiliate" means, with respect to any specified Person: (1) any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person; (2) any other Person that owns, directly or indirectly, 10% or more of any class or series of such specified Person's (or any of such Person's direct or indirect parent's) Capital Stock or any officer or director of any such other Person or, with respect to any natural Person, any person having a relationship with such Person by blood, marriage or adoption not more remote than first cousin; or (3) any other Person 10% or more of the Voting Stock of which is beneficially owned or held directly or indirectly by such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "Asset Sale" means any sale, issuance, conveyance, transfer (other than as security), lease (other than operating leases entered into in the ordinary course of business) or other disposition (including, without limitation, by way of merger, consolidation or sale and leaseback transaction) (collectively, a "transfer"), directly or indirectly, in one or a series of related transactions, of:

         (1) any Capital Stock of any Restricted Subsidiary (including by way of merger or consolidation);

         (2) all or substantially all of the properties and assets of any division or line of business of the Company or any Restricted Subsidiary; or

         (3) any other properties or assets of the Company or any Restricted Subsidiary other than in the ordinary course of business.

         For the purposes of this definition, the term "Asset Sale" shall not include any transfer of properties and/or assets

         (A) that is governed by the provisions described under "Consolidation, Merger, Sale of Assets,"

         (B) that is by the Company to any Wholly Owned Restricted Subsidiary, or by any Restricted Subsidiary to the Company or any Wholly Owned Restricted Subsidiary in accordance with the terms of the Indenture,

         (C) that would be within the definition of a "Restricted Payment" under the "Limitation on Restricted Payments" covenant and would be permitted to be made as a Restricted Payment (and shall be deemed a Restricted Payment) under such covenant,

         (D) that, in the reasonable determination of the Company, consist of obsolete or worn-out property or property no longer used in the Company's or any Restricted
                  Subsidiary's business in the ordinary course of business,

         (E) that is a sale of receivables pursuant to documentation relating to Vehicle Receivables Indebtedness incurred in the ordinary course of business,

         (F) as a result of governmental requirements or franchise and/or framework agreements, which properties and/or assets were acquired by the Company after the Issue Date as part of a larger acquisition of properties and/or assets that was permitted by the Indenture, or

         (G) the Fair Market Value of which in the aggregate does not exceed $10 million in any transaction or series of related transactions.

         "Asset Swap" means the exchange by the Company or a Restricted Subsidiary of a portion of its property, business or assets, in the ordinary course of business, for property, businesses or assets which, or Capital Stock of a Person all or substantially all of whose assets, are a type used in a Permitted Business, or a combination of any property, business or assets or Capital Stock of such a Person and cash or Cash Equivalents.

         "Automobile Retailing Activities" means new and used vehicle retailing, wholesaling, leasing, financing, servicing and related activities.

         "Average Life to Stated Maturity" means, as of the date of determination with respect to any Indebtedness, the quotient obtained by dividing (1) the sum of the products of (a) the number of years from the date of determination to the date or dates of each successive scheduled principal payment of such Indebtedness multiplied by (b) the amount of each such principal payment by (2) the sum of all such principal payments.

         "Bankruptcy Law" means Title 11, United States Bankruptcy Code of 1978, or any similar United States federal or state law or foreign law relating to bankruptcy, insolvency, receivership, winding up, liquidation, reorganization or relief of debtors or any amendment to, succession to or change in any such law.

         "Board Designee" shall mean a designee of the board of directors of the Company (including a committee of the board of directors) who shall be granted authority by the board of directors pursuant to a board resolution to make certain determinations with respect to the Indenture as specified herein.

         "Borrowing Base" means, as of any date on which Indebtedness is proposed to be incurred, the sum of (x) 65% of the book value of the accounts receivable of the Company and its Restricted Subsidiaries as reflected on their latest available balance sheet and (y) 35% of the book value of the property, plant and equipment of the Company and its Restricted Subsidiaries as of such balance sheet date, in each case calculated on a consolidated basis and in accordance with GAAP, and which are not, as of such balance sheet date and as of the date of such proposed incurrence of Indebtedness, subject to any Liens which secure Indebtedness.

         "Capital Lease Obligation" of any Person means all monetary obligations of such Person and its Restricted Subsidiaries on a Consolidated basis under any capital lease of (or other agreement conveying the right to use) real or personal property which, in accordance with GAAP, is required to be recorded as a capitalized lease obligation.

         "Capital Stock" of any Person means any and all shares, interests, participations, rights in or other equivalents (however designated) of such Person's capital stock, other equity interests whether now outstanding or issued after the date of the Indenture, partnership interests (whether general or limited), limited liability company interests, any other interest or participation that confers on a Person that right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person, including any Preferred Stock, and any rights (other than debt securities convertible into Capital Stock), warrants or options exchangeable for or convertible into such Capital Stock.

         "Cash Equivalents" means

         (1) any evidence of Indebtedness issued or directly and fully guaranteed or insured by the United States or any agency or instrumentality thereof,

         (2) deposits, certificates of deposit or acceptances of any financial institution that is a member of the Federal Reserve System and whose senior unsecured debt is rated at least "A-1" by Standard & Poor's or at least "P-1" by Moody's,

         (3) commercial paper with a maturity of 365 days or less issued by a corporation (other than an Affiliate or Subsidiary of the Company) organized and existing under the laws of the United States of America, any state thereof or the District of Columbia and rated at least "A-1" by Standard & Poor's and at least "P-1" by Moody's,

         (4) repurchase agreements and reverse repurchase agreements relating to marketable direct obligations issued or unconditionally guaranteed by the United States or issued by any agency thereof and backed by the full faith and credit of the United States maturing within 365 days from the date of acquisition, and

         (5) money market funds which invest substantially all of their assets in securities described in the preceding clauses (1) through (4).

         "Change of Control" means the occurrence of any of the following events:

         (1) any "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rules 13d-3 and 13d- 5 under the Exchange Act, except that a Person shall be deemed to have beneficial ownership of all shares that such Person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of 50% or more of the total outstanding Voting Stock of the Company;

         (2) during any period of two consecutive years, individuals who at the beginning of such period constituted the board of directors of the Company (together with any new directors whose election to such board or whose nomination for election by the stockholders of the Company was approved by a vote of 66 2/3% of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of such board of directors then in office;

         (3) the Company consolidates with or merges with or into any Person, or any Person consolidates with or merges into or with the Company, in any such event pursuant to a transaction in which the outstanding Voting Stock of the Company is converted into or exchanged for cash, securities or other property, other than any such transaction where the outstanding Voting Stock of the Company is converted into or exchanged for Voting Stock of the surviving Person which is not Redeemable Capital Stock representing a majority of the voting power of all Voting Stock of such Surviving Person immediately after giving effect to such issuance;

         (4) the sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the assets of the Company and its Restricted Subsidiaries taken as a whole to any "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act); or

         (5) the Company is liquidated or dissolved or adopts a plan of liquidation or dissolution other than in a transaction which complies with the provisions described under "--Consolidation, Merger, Sale of Assets."

         "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or if at any time after the execution of the Indenture such Commission is not existing and performing the duties now assigned to it under the Securities Act, Exchange Act and Trust Indenture Act then the body performing such duties at such time.

         "Commodity Price Protection Agreement" means any forward contract, commodity swap, commodity option or other similar financial agreement or arrangement relating to, or the value which is dependent upon, fluctuations in commodity prices.

         "Company" means AutoNation, Inc., a corporation incorporated under the laws of Delaware, until a successor Person shall have become such pursuant to the applicable provisions of the Indenture, and thereafter "Company" shall mean such successor Person.

         "Consolidated Fixed Charge Coverage Ratio" of any Person means, for any period, the ratio of

         (a) the sum of Consolidated Net Income (Loss), and in each case to the extent deducted in computing Consolidated Net Income (Loss) for such period, Consolidated Interest Expense, Consolidated Income Tax Expense and Consolidated Non-cash Charges for such period, of such Person and its Restricted Subsidiaries on a Consolidated basis, all determined in accordance with GAAP, less all noncash items increasing Consolidated Net Income for such period and less all cash payments during such period relating to noncash charges that were added back to Consolidated Net Income in determining the Consolidated Fixed Charge Coverage Ratio in any prior period to

         (b) the sum of Consolidated Interest Expense for such period and cash and noncash dividends paid on any Redeemable Capital Stock or cash dividends paid on any Preferred Stock that is not Redeemable Capital Stock of such Person and its Restricted Subsidiaries during such period, in each case after giving pro forma effect (as determined in accordance with Article 11 of Regulation S- X under the Securities Act or any successor provision) without duplication to

         (1) the incurrence of the Indebtedness giving rise to the need to make such calculation and (if applicable) the application of the net proceeds therefrom, including to refinance other Indebtedness, as if such Indebtedness was incurred, and the application of such proceeds occurred, on the first day of such period;

         (2) the incurrence, repayment or retirement of any other Indebtedness by the Company and its Restricted Subsidiaries since the first day of such period as if such Indebtedness was incurred, repaid or retired at the beginning of such period (except that, in making such computation, the amount of Indebtedness under any revolving credit facility shall be computed based upon the average daily balance of such Indebtedness during such period);

         (3) in the case of Acquired Indebtedness or any acquisition occurring at the time of the incurrence of such Indebtedness, the related acquisition, assuming such acquisition had been consummated on the first day of such period; and

         (4) any acquisition or disposition by the Company and its Restricted Subsidiaries of any company or any business or any assets out of the ordinary course of business, whether by merger, stock purchase or sale or asset purchase or sale, and any related repayment of Indebtedness, in each case since the first day of such period, assuming such acquisition or disposition had been consummated on the first day of such period;

         provided that

         (1) in making such computation, the Consolidated Interest Expense attributable to interest on any Indebtedness computed on a pro forma basis and (A) bearing a floating interest rate shall be computed as if the rate in effect on the date of computation had been the applicable rate for the entire period and (B) which was not outstanding during the period for which the computation is being made but which bears, at the option of such Person, a fixed or floating rate of interest, shall be computed by applying at the option of such Person either the fixed or floating rate and

         (2) in making such computation, the Consolidated Interest Expense of such Person attributable to interest on any Indebtedness under a revolving credit facility computed on a pro forma basis shall be computed based upon the average daily balance of such Indebtedness during the applicable period.

         "Consolidated Income Tax Expense" of any Person means, for any period, the provision for federal, state, local and foreign income taxes of such Person and its Consolidated Restricted Subsidiaries for such period as determined in accordance with GAAP.

         "Consolidated Interest Expense" of any Person means, without duplication, for any period, the sum of

         (a) the interest expense of such Person and its Restricted Subsidiaries for such period (determined in accordance with GAAP), on a Consolidated basis (including interest under any Vehicle Inventory Indebtedness), including, without limitation,

                  (1)      amortization of debt discount,

                  (2) the net costs associated with Interest Rate Agreements and Currency Hedging Agreements (including amortization of discounts),

                  (3) the interest portion of any deferred payment obligation, and

                  (4) all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers acceptance financing, plus

         (b)      (1)      the interest component of the Capital Lease
                           Obligations (determined in accordance with GAAP) of such Person and its Restricted Subsidiaries during such period and

                  (2) all capitalized interest of such Person and its Restricted Subsidiaries plus

         (c) for purposes of calculating the Consolidated Fixed Charge Coverage Ratio, the interest expense determined in accordance with GAAP under any Guaranteed Debt of such Person and any Restricted Subsidiary to the extent not included under clause (a) above, whether or not paid by such Person or its Restricted Subsidiaries.

         "Consolidated Net Income (Loss)" of any Person means, for any period, the Consolidated net income (or loss) of such Person and its Restricted Subsidiaries for such period on a Consolidated basis as determined in accordance with GAAP, adjusted, to the extent included in calculating such net income (or loss), by excluding, without duplication,

         (1) all extraordinary gains or losses net of taxes (less all fees and expenses relating thereto),

         (2) the portion of net income (or loss) of such Person and its Restricted Subsidiaries on a Consolidated basis allocable to minority interests in unconsolidated Persons or Unrestricted Subsidiaries to the extent that cash dividends or distributions have not actually been received by such Person or one of its Consolidated Restricted Subsidiaries,

         (3) net income (or loss) of any Person combined with such Person or any of its Restricted Subsidiaries on a "pooling of interests" basis attributable to any period prior to the date of combination,

         (4) any gain or loss, net of taxes, realized upon the termination of any employee pension benefit plan,

         (5) gains or losses, net of taxes (less all fees and expenses relating thereto), in respect of dispositions of assets other than in the ordinary course of business,

         (6) the net income of any Restricted Subsidiary to the extent that the declaration of dividends or similar distributions by that Restricted Subsidiary of that income is not at the time permitted, directly or indirectly, by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to that Restricted Subsidiary or its stockholders,

         (7) any restoration to net income of any contingency reserve, except to the extent provision for such reserve was made out of income accrued at any time following the Issue Date, or

         (8) any net gain arising from the acquisition of any securities or extinguishment, under GAAP, of any Indebtedness of such Person.

         "Consolidated Non-cash Charges" of any Person means, for any period, the aggregate depreciation, amortization and other non-cash charges of such Person and its Restricted Subsidiaries on a Consolidated basis for such period, as determined in accordance with GAAP (excluding any non-cash charge which requires an accrual or reserve for cash charges for any future period).

         "Consolidated Tangible Net Worth" of any Person means, at any time, for such Person and its Restricted Subsidiaries on a Consolidated basis, an amount computed equal to (a) the Consolidated stockholders' equity of the Person and its Restricted Subsidiaries, minus (b) all Intangible Assets of the Person and its Restricted Subsidiaries, in each case as of such time. For the purposes hereof, "Intangible Assets" means intellectual property, goodwill and other intangible assets, in each case determined in accordance with GAAP.

         "Consolidation" means, with respect to any Person, the consolidation of the accounts of such Person and each of its Restricted Subsidiaries if and to the extent such accounts would normally be consolidated with those of such Person, all in accordance with GAAP. The term "Consolidated" shall have a similar meaning.

         "Credit Agreements" means, collectively, the 364-day revolving credit agreement providing for borrowings of up to $200 million and the multi-year credit agreement providing for borrowings of up to $300 million, in each case to be entered into among the Company, as borrower, the Guarantors, as guarantors, Bank of America, N.A., as administrative agent and lender, The Chase Manhattan Bank and Merrill Lynch Capital Corporation, as syndication agents and lenders, First Union National Bank, as documentation agent and lender, and the other lenders party thereto from time to time, dated as of the Issue Date, as such agreements, in whole or in part, in one or more instances, may be amended, renewed, extended, substituted, refinanced, restructured, replaced, supplemented or otherwise modified from time to time (including, without limitation, any successive renewals, extensions, substitutions, refinancings, restructurings, replacements, supplements or other modifications of the foregoing).

         "Credit Facilities" means one or more debt facilities or commercial paper facilities, in each case with banks or other financial institutions or institutional lenders, or other Persons which provide, originate or arrange debt or commercial paper facilities, providing for revolving credit loans, term loans, receivables financing or letters of credit, including the Credit Agreements, in each case in existence from time to time as such facilities, in whole or in part, in one or more instances, may be amended, renewed, extended, substituted, refinanced, restructured, replaced, supplemented or otherwise modified from time to time (including, without limitation, any successive renewals, extensions, substitutions, refinancings, restructurings, replacements, supplements or other modifications of the foregoing).

         "Currency Hedging Agreements" means one or more of the following agreements which shall be entered into by one or more financial institutions: foreign exchange contracts, currency swap agreements or other similar agreements or arrangements designed to protect against the fluctuations in currency values.

         "Default" means any event which is, or after notice or passage of time or both would be, an Event of Default.

         "Designated Noncash Consideration" means the fair market value of non-cash consideration received by the Company or any of its Restricted Subsidiaries in connection with an Asset Sale that is so designated pursuant to an officer's certificate, setting forth the basis of the valuation. The aggregate Fair Market Value of the Designated Noncash Consideration, taken together with the Fair Market Value at the time of receipt of all other Designated Noncash Consideration received, may not exceed the greater of (x) $50 million in the aggregate or (y) 5.0% of the Company's Consolidated Tangible Net Worth over the term of the notes, at the time of the receipt of the Designated Noncash Consideration (with the Fair Market Value being measured at the time received and without giving effect to subsequent changes in value).

         "Disinterested Director" means, with respect to any transaction or series of related transactions, a member of the board of directors of the Company who does not have any material direct or indirect financial interest in or with respect to such transaction or series of related transactions.

         "Eligible Special Purpose Entity" means any Person which is or is not a Subsidiary of the Company which has been formed by or for the benefit of the Company or any Subsidiary for the purpose of (i) financing or refinancing, leasing, selling or securitizing Vehicles or related receivables and which finances, refinances or securitizes Vehicles or related receivables of, leases Vehicles to or purchases Vehicles or related receivables from the Company or any Subsidiary; or (ii) financing or refinancing consumer receivables, leases, loans or retail installment contracts.

         "Exchange Act" means the Securities Exchange Act of 1934, or any successor statute, and the rules and regulations promulgated by the Commission thereunder.

         "Fair Market Value" means, with respect to any asset or property, the sale value that would be obtained in an arm's-length free market transaction between an informed and willing seller under no compulsion to sell and an informed and willing buyer under no compulsion to buy. Fair Market Value shall be determined by either (a) the board of directors of the Company acting in good faith and shall be evidenced by a board resolution or (b) the Board Designee and evidenced by a certificate (or committee resolution, as the case may be), in each case whose determination shall be conclusive.

         "Fall Away Event" means the notes shall have achieved Investment Grade status and the Company delivers to the Trustee an officer's certificate certifying that the foregoing condition has been satisfied.

         "Generally Accepted Accounting Principles" or "GAAP" means generally accepted accounting principles and interpretations thereof in the United States, consistently applied, which are in effect on the Issue Date.

         "Guarantee" means the guarantee by any Guarantor of the Company's Indenture Obligations.

         "Guaranteed Debt" of any Person means, without duplication, all Indebtedness of any other Person referred to in the definition of Indebtedness below guaranteed directly or indirectly in any manner by such Person, or in effect guaranteed directly or indirectly by such Person through an agreement

                  (1) to pay or purchase such Indebtedness or to advance or supply funds for the payment or purchase of such Indebtedness,

                  (2) to purchase, sell or lease (as lessee or lessor) property, or to purchase or sell services, primarily for the purpose of enabling the debtor to make payment of such Indebtedness or to assure the holder of such Indebtedness against loss,

                  (3) to supply funds to, or in any other manner invest in, the debtor (including any agreement to pay for property or services without requiring that such property be received or such services be rendered),

                  (4) to maintain working capital or equity capital of the debtor, or otherwise to maintain the net worth, solvency or other financial condition of the debtor or to cause such debtor to achieve certain levels of financial performance or

                  (5)      otherwise to assure a creditor against loss;

provided that the term "guarantee" shall not include endorsements for collection or deposit, in either case in the ordinary course of business.

         "Guarantor" means any Subsidiary which is a guarantor of the notes, including any Person that is required after the date of the Indenture to execute a guarantee of the notes pursuant to the "Limitation on Liens" covenant or the "Limitation on Issuance of Guarantees of Indebtedness" covenant until a successor replaces such party pursuant to the applicable provisions of the Indenture and, thereafter, shall mean such successor.

         "Indebtedness" means, with respect to any Person, without duplication,

                  (1) all indebtedness of such Person for borrowed money or for the deferred purchase price of property or services, excluding any trade payables and other accrued current liabilities arising in the ordinary course of business, but including, without limitation, all obligations, contingent or otherwise, of such Person in connection with any letters of credit issued under letter of credit facilities, acceptance facilities or other similar facilities,

                  (2) all obligations of such Person evidenced by bonds, notes, debentures or other similar instruments,

                  (3) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even if the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), but excluding trade payables arising in the ordinary course of business,

                  (4) all obligations under Interest Rate Agreements, Currency Hedging Agreements or Commodity Price Protection Agreements of such Person,

                  (5)      all Capital Lease Obligations of such Person,

                  (6) all Indebtedness referred to in clauses (1) through (5) above of other Persons and all dividends of other Persons, the payment of which is secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien, upon or with respect to property (including, without limitation, accounts and contract rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness,

                  (7)      all Guaranteed Debt of such Person,

                  (8) all Redeemable Capital Stock issued by such Person valued at the greater of its voluntary or involuntary maximum fixed repurchase price plus accrued and unpaid dividends,

                  (9) Preferred Stock of any Restricted Subsidiary of the Company, and

                  (10) any amendment, supplement, modification, deferral, renewal, extension, refunding or refinancing of any liability of the types referred to in clauses (1) through (9) above.

For purposes hereof, the "maximum fixed repurchase price" of any Redeemable Capital Stock which does not have a fixed repurchase price shall be calculated in accordance with the terms of such Redeemable Capital Stock as if such Redeemable Capital Stock were purchased on any date on which Indebtedness shall be required to be determined pursuant to the Indenture, and if such price is based upon, or measured by, the Fair Market Value of such Redeemable Capital Stock, such Fair Market Value to be determined in good faith by the board of directors of the issuer of such Redeemable Capital Stock.

         "Indenture Obligations" means the obligations of the Company and any other obligor under the Indenture or under the notes, including any Guarantor, to pay principal of, premium, if any, and interest when due and payable, and all other amounts due or to become due under or in connection with the Indenture, the notes and the performance of all other obligations to the Trustee and the holders under the Indenture and the notes, according to the respective terms thereof.

         "Interest Rate Agreements" means one or more of the following agreements which shall be entered into by one or more financial institutions: interest rate protection agreements (including, without limitation, interest rate swaps, caps, floors, collars and similar agreements) and/or other types of interest rate hedging agreements from time to time.

         "Investment" means, with respect to any Person, directly or indirectly, any advance, loan (including guarantees), or other extension of credit or capital contribution to (by means of any transfer of cash or other property to others or any payment for property or services for the account or use of others), or any purchase, acquisition or ownership by such Person of any Capital Stock, bonds, notes, debentures or other securities issued or owned by any other Person and all other items that would be classified as investments on a balance sheet prepared in accordance with GAAP.

         "Investment Grade" means, with respect to the notes, a credit rating of at least Baa3 (or the equivalent) by Moody's, together with a rating of at least BBB- (or the equivalent) by Standard & Poor's.

         "Issue Date" means the original issue date of the notes offered by this prospectus under the Indenture.

         "Lien" means any mortgage or deed of trust, charge, pledge, lien (statutory or otherwise), privilege, security interest, assignment, deposit, arrangement, easement, hypothecation, claim, preference, priority or other encumbrance upon or with respect to any property of any kind (including any conditional sale, capital lease or other title retention agreement, any leases in the nature thereof, and any agreement to give any security interest), real or personal, movable or immovable, now owned or hereafter acquired. A Person will be deemed to own subject to a Lien any property which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, Capital Lease Obligation or other title retention agreement.

         "Manufacturer" means a vehicle manufacturer which is a party to a dealership franchise agreement with the Company or any Restricted
Subsidiary.

         "Maturity" means, when used with respect to the notes, the date on which the principal of the notes becomes due and payable as therein provided or as provided in the Indenture, whether at Stated Maturity or the redemption date and whether by declaration of acceleration, Offer in respect of Excess Proceeds, Change of Control Offer in respect of a Change of Control, call for redemption or otherwise.

         "Moody's" means Moody's Investors Service, Inc. and its successors.

         "Mortgage Facilities" means one or more debt facilities in each case with banks, manufacturers and/or other entities providing for borrowings secured primarily by real property in each case as amended, restated, modified, renewed, refunded, replaced or refinanced in whole or in part from time to time; provided, that the value of the security securing such debt facilities shall not, at the time such debt facilities are entered into, exceed 100% of the aggregate principal amount of the Indebtedness in respect of such debt facilities.

         "Net Cash Proceeds" means

         (a) with respect to any Asset Sale by any Person, the aggregate cash proceeds received by the Company or any of its Restricted Subsidiaries (including, without limitation, any cash received upon the sale or other disposition of any non-cash consideration received in any Asset Sale), net of

                  (1) brokerage commissions and other reasonable fees and expenses (including fees and expenses of counsel and investment bankers) related to such Asset Sale,

                  (2) provisions for all taxes payable as a result of such Asset Sale,

                  (3) payments made to retire Indebtedness where such Indebtedness is secured by the assets or properties that are the subject of such Asset Sale,

                  (4) amounts required to be paid to any Person (other than the Company or any Restricted Subsidiary) owning a beneficial interest in the assets subject to the Asset Sale and

                  (5) appropriate amounts to be provided by the Company or any Restricted Subsidiary, as the case may be, as a reserve, in accordance with GAAP, against any liabilities associated with such Asset Sale and retained by the Company or any Restricted Subsidiary, as the case may be, after such Asset Sale, including, without limitation, pension and other post-employment benefit liabilities, liabilities related to environmental matters and liabilities under any indemnification obligations associated with such Asset Sale, all as reflected in an officers' certificate delivered to the Trustee and

         (b) with respect to any issuance or sale of Capital Stock or options, warrants or rights to purchase Capital Stock, or debt securities or Capital Stock that has been converted into or exchanged for Capital Stock as referred to under "--Certain Covenants--Limitation on Restricted Payments," the proceeds of such issuance or sale in the form of cash or Cash Equivalents including payments in respect of deferred payment obligations when received in the form of, or stock or other assets when disposed of for, cash or Cash Equivalents (except to the extent that such obligations are financed or sold with recourse to the Company or any Restricted Subsidiary), net of attorney's fees, accountant's fees and brokerage, consultation, underwriting and other fees and expenses actually incurred in connection with such issuance or sale and net of taxes paid or payable as a result thereof.

         "Pari Passu Indebtedness" means (a) any Indebtedness of the Company that is equal in right of payment to the notes and (b) with respect to any Guarantee, Indebtedness of a Guarantor which ranks equal in right of payment to such Guarantor's Guarantee.

         "Permitted Business" means the lines of business conducted by the Company and its Restricted Subsidiaries on the Issue Date and businesses reasonably related, complementary or ancillary thereto, including reasonably related extensions or expansions thereof.

         "Permitted Investment" means

                  (1) Investments in any Guarantor or any Wholly Owned Restricted Subsidiary that is not a Guarantor or any Person that, as a result of or in connection with such Investment, (a) becomes a Guarantor or a Wholly Owned Restricted Subsidiary that is not a Guarantor or (b) is merged or consolidated with or into, or transfers or conveys substantially all of its assets to, or is liquidated into, the Company or any Guarantor or any Wholly Owned Restricted Subsidiary that is not a Guarantor;

                  (2) Indebtedness of the Company or a Restricted Subsidiary described under clauses (4), (5), (6) and (7) of the definition of "Permitted Indebtedness";

                  (3)      Investments in any of the notes;

                  (4)      Cash Equivalents;

                  (5) Investments acquired by the Company or any Restricted Subsidiary in connection with an Asset Sale permitted under "--Certain Covenants--Limitation on Sale of Assets" to the extent such Investments are non-cash proceeds as permitted under such covenant;

                  (6)      Investments in existence on the Issue Date;

                  (7) any Investment to the extent the consideration therefor consists of Qualified Capital Stock of the Company;

                  (8) Investments representing Capital Stock or obligations issued to the Company or any Restricted Subsidiary in the course of the good faith settlement of claims against any other Person by reason of a composition or readjustment of debt or a reorganization of any debtor;

                  (9) prepaid expenses advanced to employees in the ordinary course of business or other loans or advances to employees in the ordinary course of business not to exceed $2.5 million in the aggregate at any one time outstanding;

                  (10) accounts receivable arising and trade credit granted in the ordinary course of business and any securities received in satisfaction or partial satisfaction thereof in connection with accounts of financially troubled Persons to the extent reasonably necessary in order to prevent or limit loss;

                  (11) any security or debt instrument retained by the Company or any Subsidiary in connection with the creation of Vehicle Receivables Indebtedness or Vehicle Inventory Indebtedness which security or debt instrument represents a residual interest in assets sold or transferred to an Eligible Special Purpose Entity;

                  (12) consumer loans and leases entered into, purchased or otherwise acquired by the Company or its Subsidiaries, as lender, lessor or assignee, as applicable, related to Automobile Retailing Activities;

                  (13) Investments constituting the purchase of Capital Stock of a Restricted Subsidiary by the Company or another Restricted Subsidiary;

                  (14) deposits, including interest-bearing deposits, maintained in the ordinary course of business with floorplan lenders; and

                  (15) in addition to the Investments described in clauses (1) through (14) above, Investments in an amount not to exceed $25 million in the aggregate at any one time outstanding.

In connection with any assets or property contributed or transferred to any Person as an Investment, such property and assets shall be equal to the Fair Market Value (as determined by either (a) the board of directors of the Company and evidenced by a board resolution or (b) the Board Designee and evidenced by a certificate (or committee resolution, as the case may be), in each case whose determination shall be conclusive) at the time of Investment.

         "Permitted Lien" means:

         (a)      any Lien existing as of the Issue Date;

         (b) any Lien securing the Credit Facilities incurred pursuant to clause (1) of the definition of "Permitted
                  Indebtedness"; provided that such Liens are limited to pledges of Capital Stock of Restricted Subsidiaries of the Company;

         (c)      any Lien arising by reason of

                  (1) any judgment, decree or order of any court, so long as such Lien is adequately bonded and any appropriate legal proceedings which may have been duly initiated for the review of such judgment, decree or order shall not have been finally terminated or the period within which such proceedings may be initiated shall not have expired;

                  (2) taxes, governmental assessments or similar governmental charges or levies not yet delinquent or which are being contested in good faith;

                  (3) security for payment of workers' compensation, unemployment insurance and other governmental insurance or benefits and/or other insurance arrangements;

                  (4) good faith deposits in connection with bids, tenders, statutory obligations, leases, contracts (other than contracts for the payment of money);

                  (5) zoning restrictions, easements, licenses, reservations, title defects, rights of others for rights of way, utilities, sewers, electric lines, telephone or telegraph lines, and other similar purposes, provisions, covenants, conditions, waivers, restrictions on the use of property or minor irregularities of title (and with respect to leasehold interests, mortgages, obligations, liens and other encumbrances incurred, created, assumed or permitted to exist and arising by, through or under a landlord or owner of the leased property, with or without consent of the lessee), none of which materially impairs the use of any parcel of property material to the operation of the business of the Company or any Subsidiary or the value of such property for the purpose of such business;

                  (6)      deposits to secure public or statutory
                           obligations, or in lieu of surety or appeal bonds; or

                  (7) operation of law in favor of mechanics, carriers, warehousemen, landlords, materialmen, laborers, employees or suppliers, incurred in the ordinary course of business for sums which are not yet delinquent or are being contested in good faith by negotiations or by appropriate proceedings which suspend the collection thereof;

         (d) any Lien securing Acquired Indebtedness created prior to (and not created in connection with, or in contemplation of) the incurrence of such Indebtedness by the Company or any Restricted Subsidiary; provided that the Lien shall attach only to the assets of the related acquired entity and its Restricted Subsidiaries and not assets of the Company and its Restricted Subsidiaries generally;

         (e) any Lien to secure the performance bids, trade contracts, leases (including, without limitation, statutory and common law landlord's liens), statutory obligations, surety and appeal bonds, letters of credit and other obligations of a like nature and incurred in the ordinary course of business of the Company or any Subsidiary;

         (f) any Lien securing Indebtedness permitted to be incurred under Interest Rate Agreements, Currency Hedging Agreements or Commodity Price Protection Agreements or otherwise incurred to hedge interest rate risk or currency or commodity pricing risk;

         (g) any Lien securing Capital Lease Obligations or Purchase Money Obligations in existence as of the Issue Date and/or incurred in accordance with the Indenture (including clause (8) of the definition of "Permitted Indebtedness") and which are incurred or assumed solely in connection with the acquisition, development or construction of real or personal, movable or immovable property within 180 days of such incurrence or assumption; provided that such Liens only extend to such acquired, developed or constructed property, such Liens secure Indebtedness in an amount not in excess of the original purchase price or the original cost of any such assets or repair, addition or improvement thereto, and the incurrence of such Indebtedness is permitted by the "Limitation on Indebtedness" covenant;

         (h) any Lien securing any Vehicle Inventory Indebtedness and/or Vehicle Receivables Indebtedness;

         (i) Liens securing Indebtedness under Mortgage Facilities permitted to be incurred pursuant to clause (13) of the definition of "Permitted Indebtedness";

         (j) other Liens securing Indebtedness in an aggregate amount not to exceed the greater of (x) $100 million and (y) 10% of the Company's Consolidated Tangible Net Worth; and

         (k) any extension, renewal, refinancing or replacement, in whole or in part, of any Lien described in the foregoing clauses (a) through (j) so long as no additional collateral is granted as security thereby.

         "Person" means any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

         "Preferred Stock" means, with respect to any Person, any Capital Stock of any class or classes (however designated) which is preferred as to the payment of dividends or distributions, or as to the distribution of assets upon any voluntary or involuntary liquidation or dissolution of such Person, over the Capital Stock of any other class in such Person.

         "Public Equity Offering" means an underwritten public offering of common stock (other than Redeemable Capital Stock) of the Company with gross cash proceeds to the Company of at least $50 million pursuant to a registration statement that has been declared effective by the Commission pursuant to the Securities Act (other than a registration statement on Form S-4 (or any successor form covering substantially the same transactions), Form S-8 (or any successor form covering substantially the same transactions) or otherwise relating to equity securities issuable under any employee benefit plan of the Company).

         "Purchase Money Obligation" means any Indebtedness secured by a Lien on assets (including real property) related to the business of the Company and the Restricted Subsidiaries and any additions and accessions thereto, which are purchased (including in connection with the acquisition of a business by means of stock purchase, merger or otherwise) or developed by the Company or a Restricted Subsidiary at any time after the notes are issued; provided that

                  (1) the security agreement or conditional sales or other title retention contract pursuant to which the Lien on such assets is created (collectively a "Purchase Money Security Agreement") shall be entered into within 180 days after the purchase or substantial completion of the construction of such assets and shall at all times be confined solely to the assets so purchased or acquired, any additions or accessions thereto or any proceeds therefrom,

                  (2) at no time shall the aggregate principal amount of the outstanding Indebtedness secured thereby be increased, except in connection with the purchase of additions and accessions thereto and except in respect of fees and other obligations in respect of such Indebtedness and

                  (3) the aggregate outstanding principal amount of Indebtedness secured thereby (determined on a per asset basis in the case of any additions and accessions) shall not at the time such Purchase Money Security Agreement is entered into exceed 100% of the purchase price to the Company or a Restricted Subsidiary of the assets subject thereto.

         "Qualified Capital Stock" of any Person means any and all Capital Stock of such Person other than Redeemable Capital Stock.

         "Redeemable Capital Stock" means any Capital Stock that, either by its terms or by the terms of any security into which it is convertible or exchangeable or otherwise, is or upon the happening of an event or passage of time would be, required to be redeemed prior to the final Stated Maturity of the principal of the notes or is redeemable at the option of the holder thereof at any time prior to such final Stated Maturity (other than upon a change of control of or sale of assets by the Company in circumstances where the holders of the notes would have similar rights), or is convertible into or exchangeable for debt securities at any time prior to such final Stated Maturity at the option of the holder thereof.

         "Restricted Subsidiary" means any Subsidiary of the Company that has not been designated by the board of directors of the Company by a board resolution delivered to the Trustee as an Unrestricted Subsidiary pursuant to and in compliance with the covenant described under "Certain
Covenants--Limitation on Unrestricted Subsidiaries."

         "Securities Act" means the Securities Act of 1933, or any successor statute, and the rules and regulations promulgated by the Commission thereunder.

         "Significant Restricted Subsidiary" means, at any date of determination, any Restricted Subsidiary that represents 10% or more of the Company's total consolidated assets at the end of the most recent fiscal quarter for which financial information is available or 10% or more of the Company's consolidated net revenue or consolidated operating income for the most recent four quarters for which financial information is available.

         "Standard & Poor's" means Standard & Poor's Ratings Group, a division of McGraw Hill, Inc., and its successors.

         "Stated Maturity" means, when used with respect to any Indebtedness or any installment of interest thereon, the dates specified in such Indebtedness as the fixed date on which the principal of such Indebtedness or such installment of interest, as the case may be, is due and payable.

         "Subordinated Indebtedness" means Indebtedness of the Company or a Guarantor subordinated in right of payment to the notes or such Guarantor's Guarantee, as the case may be.

         "Subsidiary" of a Person means

                  (1) any corporation more than 50% of the outstanding voting power of the Voting Stock of which is owned or controlled, directly or indirectly, by such Person or by one or more other Subsidiaries of such Person, or by such Person and one or more other Subsidiaries thereof, or

                  (2) any limited partnership of which such Person or any Subsidiary of such Person is a general partner, or

                  (3) any other Person in which such Person, or one or more other Subsidiaries of such Person, or such Person and one or more other Subsidiaries, directly or indirectly, have more than 50% of the outstanding partnership or similar interests or have the power, by contract or otherwise, to direct or cause the direction of the policies, management and affairs thereof.

         "Trust Indenture Act" means the Trust Indenture Act of 1939, or any successor statute.

         "Unrestricted Subsidiary" means any Subsidiary of the Company designated as such pursuant to and in compliance with the covenant described under "Certain Covenants--Limitation on Unrestricted
Subsidiaries."

         "Unrestricted Subsidiary Indebtedness" of any Unrestricted Subsidiary means Indebtedness of such Unrestricted Subsidiary

                  (1) as to which neither the Company nor any Restricted Subsidiary is directly or indirectly liable (by virtue of the Company or any such Restricted Subsidiary being the primary obligor on, guarantor of, or otherwise liable in any respect to, such Indebtedness), except Guaranteed Debt of the Company or any Restricted Subsidiary to any Affiliate, in which case (unless the incurrence of such Guaranteed Debt resulted in a Restricted Payment at the time of incurrence) the Company shall be deemed to have made a Restricted Payment equal to the principal amount of any such Indebtedness to the extent guaranteed at the time such Affiliate is designated an Unrestricted Subsidiary and

                  (2) which, upon the occurrence of a default with respect thereto, does not result in, or permit any holder of any Indebtedness of the Company or any Restricted Subsidiary to declare, a default on such Indebtedness of the Company or any Restricted Subsidiary or cause the payment thereof to be accelerated or payable prior to its Stated Maturity; provided that notwithstanding the foregoing any Unrestricted Subsidiary may guarantee the notes.

         "Vehicle Inventory Indebtedness" means Indebtedness (including pursuant to a commercial paper program) incurred by the Company, any Restricted Subsidiary or any Eligible Special Purpose Entity to purchase, lease, finance or refinance or guaranty the purchasing, leasing, financing or refinancing of Vehicles in the ordinary course of business of the Company and its Restricted Subsidiaries or related receivables, which Indebtedness (x) is secured by the Vehicles or related receivables so financed, to the extent, at any date of determination thereof, the amount of such Indebtedness does not exceed the depreciated book value of such Vehicles or the book value of such related receivables as determined in accordance with GAAP applied on a consistent basis or (y) is unsecured and provides for a borrowing base which may not exceed 85% of the value of such Vehicles.

         "Vehicle Receivables Indebtedness" means Indebtedness (including pursuant to a commercial paper program) incurred by any Eligible Special Purpose Entity to finance, refinance or guaranty the financing or refinancing of consumer receivables, leases, loans or retail installment contracts incurred in the sale, transfer or lease of Vehicles; provided (x) such Indebtedness shall in accordance with GAAP not appear as an asset or liability on the balance sheet of the Company or any of its Restricted Subsidiaries; (y) no assets other than the Vehicles, consumer receivables, leases, loans, retail installment contracts or related proceeds (including, without limitation, proceeds from insurance, Vehicles and other obligations under such receivables, leases, loans or retail installment contracts) to be financed or refinanced secure such Indebtedness; and (z) neither the Company nor any of its other Restricted Subsidiaries shall incur any liability with respect to such Indebtedness other than liability arising by reason of (1) a breach of a representation or warranty or customary indemnities, in each case contained in any instrument relating to such Indebtedness or (2) customary interests retained by the Company and/or its Restricted Subsidiaries in such Indebtedness.

         "Vehicles" means all now existing or hereafter acquired new and used automobiles, sport utility vehicles, trucks and vans of all types and descriptions, whether held for sale, lease, rental or operational purposes, which relate to the Company's or any Restricted Subsidiary's Automobile Retailing Activities.

         "Voting Stock" of a Person means Capital Stock of such Person of the class or classes pursuant to which the holders thereof have the general voting power under ordinary circumstances to elect at least a majority of the board of directors, managers or trustees of such Person (irrespective of whether or not at the time Capital Stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency).

         "Wholly Owned Restricted Subsidiary" means a Restricted Subsidiary all the Capital Stock (other than directors' qualifying shares) of which is owned by the Company or another Wholly Owned Restricted Subsidiary.


          MATERIAL UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS

         The following is a general summary of the material U.S. federal income tax consequences associated with the exchange of outstanding notes for the exchange notes issued in the exchange offer. The discussion is based upon the Internal Revenue Code of 1986, as amended (the "Code"), Treasury Regulations, judicial authorities, published positions of the Internal Revenue Service (the "IRS") and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). The discussion does not address all of the tax consequences that may be relevant to a particular holder or to certain holders subject to special treatment under U.S. federal income tax laws (including, but not limited to, certain financial institutions, partnerships or other pass-through entities, insurance companies, broker-dealers and persons holding their notes as part of a "straddle," "hedge," or "conversion transaction"). This discussion is limited to persons that hold their notes as capital assets. We have not sought, and do not intend to seek, a ruling from the IRS regarding the matter discussed herein. Our counsel has not rendered any legal opinion regarding any tax consequences relating to us or to an investor in the notes.

         The exchange of the outstanding notes for the exchange notes issued in the exchange offer should not be treated as an "exchange" for U.S. federal income tax purposes because the exchange notes issued in the exchange offer should not be considered to differ materially in kind or extent from the outstanding notes. Rather, the notes issued in the exchange offer received by a holder should be treated as a continuation of the outstanding notes in the hands of such holder. As a result there should be no U.S. federal income tax consequences to holders exchanging the outstanding notes for the exchange notes issued in the exchange offer, and any exchanging holder of outstanding notes should have the same tax basis and holding period in, and income in respect of, the exchange notes as such holder had in the outstanding notes immediately prior to the exchange.

         Prospective holders of the exchange notes being issued in the exchange offer are urged to consult their tax advisors concerning the particular tax consequences of exchanging such holders' outstanding notes for the exchange notes being issued in the exchange offer, including the applicability and effect of any state, local or foreign income and other tax laws.


                            PLAN OF DISTRIBUTION

         The exchange offer is not being made to, nor will we accept tenders of or exchange from, holders of outstanding notes in any jurisdiction in which the exchange offer or the acceptance thereof would not be in compliance with the securities or blue sky laws of such jurisdictions.

         Based on interpretations by the SEC set forth in no-action letters issued to third parties, we believe that the exchange notes issued pursuant to the exchange offer in exchange for the outstanding notes may be offered for resale, resold and otherwise transferred by the holders thereof, other than any holder which is (A) an "affiliate" of us within the meaning of Rule 405 under the Securities Act, (B) a broker-dealer who acquired notes directly from us or (C) broker-dealer who acquired notes as a result of market-making or other trading activities, without compliance with the registration and prospectus delivery provisions of the Securities Act provided that such exchange notes are acquired in the ordinary course of such holders' business, and such holders are not engaged in, and do not intend to engage in, and have no arrangement or understanding with any person to participate in, a distribution of such exchange notes. However, broker-dealers receiving the exchange notes in the exchange offer will be subject to a prospectus delivery requirement with respect to resales of such exchange notes. To date, the SEC has taken the position that these broker-dealers may fulfill their prospectus delivery requirements with respect to transactions involving an exchange of securities such as the exchange pursuant to the exchange offer, other than a resale of an unsold allotment from the sale of the outstanding notes to the initial purchasers, with the prospectus contained in the exchange offer registration statement. Pursuant to the registration rights agreement, we have agreed to permit these broker-dealers to use this prospectus in connection with the resale of such exchange notes.

         Each holder of the outstanding notes who wishes to exchange its outstanding notes for exchange notes in the exchange offer will be required to make certain representations to us as set forth in "The Exchange Offer -- Resales of Exchange Notes."

         Each broker-dealer that receives exchange notes for its own account pursuant to the exchange offer must acknowledge that it will deliver a prospectus in connection with any resale of such exchange notes. This prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of exchange notes received in exchange for outstanding notes where such outstanding notes were acquired as a result of market-making activities or other trading activities. We have agreed that, for a period of 180 days after the consummation of the exchange offer, we will use our commercially reasonable efforts to make this prospectus, as amended or supplemented, available to any broker-dealer for use in connection with any such resale. In addition, until , 2001, all dealers effecting transactions in the exchange notes may be required to deliver a prospectus.

         We will not receive any proceeds from any sale of exchange notes by broker-dealers. Exchange notes received by broker-dealers for their own account pursuant to the exchange offer may be sold from time to time in one or more transactions in the over-the-counter market, in negotiated transactions, through the writing of options on the exchange notes or a combination of such methods of resale, at market prices prevailing at the time of resale, at prices related to such prevailing market prices or at negotiated prices. Any such resale may be made directly to purchasers or to or through brokers or dealers who may receive compensation in the form of commissions or concessions from any such broker-dealer or the purchasers of any such exchange notes. Any broker-dealer that resells exchange notes that were received by it for its own account pursuant to the exchange offer and any broker or dealer that participates in a distribution of such exchange notes may be deemed to be an "underwriter" within the meaning of the Securities Act and any profit on any such resale of exchange notes and any commission or concessions received by any such persons may be deemed to be underwriting compensation under the Securities Act. The letter of transmittal states that, by acknowledging that it will deliver and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

         For a period of 180 days after the consummation of the exchange offer, we will promptly send additional copies of this prospectus and any amendment or supplement to any broker-dealer that requests such documents in the letter of transmittal. We have agreed to pay all expenses incident to the exchange offer, other than commissions or concessions of any broker-dealers and will indemnify the holders of the securities, including any broker-dealers, against certain liabilities, including liabilities under the Securities Act.

                               LEGAL MATTERS

         The validity of the exchange notes offered by this prospectus will be passed upon for us by Skadden, Arps, Slate, Meagher & Flom (Illinois), Chicago, Illinois.

                                  EXPERTS

         The consolidated balance sheets as of December 31, 2000 and 1999 and the related consolidated statements of income, shareholders' equity and cash flows for each of the years in the three-year period ended December 31, 2000, included in this prospectus and elsewhere in the Registration Statement, have been audited by Arthur Andersen LLP, independent certified public accountants, as indicated in their reports with respect thereto, and are included herein in reliance upon the authority of said firm as experts in giving said reports.

                    WHERE YOU CAN FIND MORE INFORMATION

         AutoNation, Inc. files annual, quarterly and current reports, proxy statements and other information with the SEC. You may inspect and copy such material at the public reference facilities maintained by the SEC at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549, as well as at the SEC's regional offices at Citicorp Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. You may also obtain copies of such material from the SEC at prescribed rates by writing to the Public Reference Section of the SEC at 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549. In addition, reports, proxy statements and other information concerning AutoNation can be inspected at the New York Stock Exchange, 20 Broad Street, New York, New York 10005, where our common stock is listed.

         We have filed a registration statement on Form S-4 under the Securities Act, as amended, of which this document forms a part, to register the exchange notes to be issued to noteholders whose outstanding notes are accepted for exchange pursuant to the exchange offer. This prospectus, and the related letter of transmittal, constitute our offer to exchange. This document does not contain all of the information set forth in the registration statement, selected portions of which are omitted in accordance with the rules and regulations of the SEC. For further information pertaining to us and the notes, reference is made to the registration statement and its exhibits. Statements contained in this document or in any document incorporated by reference as to the contents of any contract or other document referred to within this document or other documents that are incorporated by reference are not necessarily complete and, in each instance, reference is made to the applicable contract or other document filed as an exhibit to the registration statement or otherwise filed with the SEC. Each statement contained in this document is qualified in its entirety by reference to the underlying documents.

         Please call the SEC at 1-800-SEC-0330 for more information on the public reference rooms. You can also find our SEC filings at the SEC's website at http://www.sec.gov.

                         Incorporation By Reference

         The following documents that we have filed with the SEC (File No. 0-13107) are incorporated into this document by reference:

         o Notice of Annual Meeting and Proxy Statement on Schedule 14A, filed April 9, 2001;

         o        Current Report on Form 8-K, filed March 7, 2001;

         o        Current Report on Form 8-K, filed July 20, 2001; and

         o        Current Report on Form 8-K, filed August 2, 2001.

         We also incorporate by reference all future filings we make with the SEC under Section 13(a), 13(c), 14 or 15(d) of the Securities and Exchange Act of 1934 on or after the date of this prospectus and prior to the closing of the offering made hereby. Such documents will become a part of this prospectus from the date that the documents are filed with the SEC. Any statement contained herein or in a document incorporated or deemed to be incorporated herein by reference shall be deemed to be modified or superseded for the purposes of this prospectus to the extent that a statement contained in any subsequently filed document which is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this prospectus.




                 INDEX TO CONSOLIDATED FINANCIAL STATEMENTS





                                                                          Page
                                                                          ----

Report of Independent Certified Public Accountants........................ F-2
Consolidated Balance Sheets............................................... F-3
Consolidated Income Statements............................................ F-4
Consolidated Statements of Shareholders' Equity........................... F-5
Consolidated Statements of Cash Flows..................................... F-6
Notes to Consolidated Financial Statements for the
   Fiscal Years 1998, 1999 and 2000....................................... F-7
Notes to Unaudited Condensed Consolidated Financial Statements for the
   Six Months Ended June 30, 2001......................................... F-43




             REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



To the Shareholders and Board of Directors of AutoNation, Inc.:

         We have audited the accompanying consolidated balance sheets of AutoNation, Inc. (a Delaware corporation) and subsidiaries as of December 31, 2000 and 1999, and the related consolidated statements of income, shareholders' equity and cash flows for each of the years in the three-year period ended December 31, 2000. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

         We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of AutoNation, Inc. and subsidiaries as of December 31, 2000 and 1999, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 2000, in conformity with accounting principles generally accepted in the United States.

ARTHUR ANDERSEN LLP

Fort Lauderdale, Florida,
March 26, 2001 (except with respect to the matters discussed in Notes 17 and 18, as to which the date is October 4, 2001).




                                                 AUTONATION, INC.
                                            CONSOLIDATED BALANCE SHEETS
                                         (In millions, except share data)



                                                            Dec. 31,          Dec. 31,          June 30,
                                                              1999              2000              2001
                                                              ----              ----              ----
                                                                                              (unaudited)

                        ASSETS
CURRENT ASSETS:
   Cash and cash equivalents..........................   $         218.6    $         82.2    $        26.1
   Receivables, net...................................           1,179.5           1,108.8          1,071.4
   Inventory..........................................           2,706.8           2,769.2          2,439.3
   Other current assets...............................             165.6             216.0            238.3
                                                         ---------------    --------------    --------------
      Total Current Assets............................           4,270.5           4,176.2          3,775.1
Investments...........................................             175.8              38.8             31.6
Property and equipment, net...........................           1,360.4           1,538.1          1,523.7
Intangible assets, net................................           2,831.0           2,920.2          2,866.9
Other assets..........................................             218.8             156.7            148.5
Net assets of discontinued operations.................             726.6              --               --
                                                         ---------------    --------------    --------------
                                                         $       9,583.1    $      8,830.0    $     8,345.8
                                                         ===============    ==============    ==============

         LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
   Accounts payable...................................   $         163.1    $        143.2    $       141.7
   Accrued liabilities................................             622.9             453.0            399.5
   Notes payable and current maturities of long-term debt        2,218.3           2,423.5          2,117.5
   Other current liabilities..........................             129.9             121.6            109.9
                                                         ---------------    --------------    --------------
      Total Current Liabilities.......................           3,134.2           3,141.3          2,768.6
LONG-TERM DEBT, NET OF CURRENT
   MATURITIES.........................................             836.1             850.4            690.7
DEFERRED INCOME TAXES.................................             804.8             877.2            885.0
OTHER LIABILITIES.....................................             206.8             118.6            143.0
COMMITMENTS AND CONTINGENCIES
SHAREHOLDERS' EQUITY:
   Preferred stock, par value $0.01 per share; 5,000,000
      shares authorized; none issued..................               --                --               --
   Common stock, par value $0.01 per share;
      1,500,000,000 shares authorized; 474,965,676,
      475,559,195 and 475,613,197  (unaudited) shares
      issued and outstanding including shares held in
      treasury, respectively..........................               4.7               4.8              4.8
   Additional paid-in capital.........................           4,661.5           4,664.7          4,664.5
   Retained earnings..................................           1,213.8             649.3            795.5
   Accumulated other comprehensive income.............               6.6               1.0              0.2
   Treasury stock, at cost; 99,602,444, 127,473,709 and
      142,504,709 (unaudited) shares held, respectively         (1,285.4)         (1,477.3)        (1,606.5)
                                                         ---------------    --------------    --------------
      Total Shareholders' Equity......................           4,601.2           3,842.5          3,858.5
                                                         ---------------    --------------    --------------
                                                         $       9,583.1    $      8,830.0    $     8,345.8
                                                         ===============    ==============    ==============

                        The accompanying notes are an integral part of these statements.






                                                 AUTONATION, INC.
                                          CONSOLIDATED INCOME STATEMENTS
                                       (In millions, except per share data)


                                                                                                          Six Months Ended
                                                                                                              June 30,
                                                           1998            1999           2000          2000           2001
                                                           ----            ----           ----          ----           ----
                                                                                                            (unaudited)


REVENUE..........................................   $      12,664.6  $    20,111.8   $   20,609.6   $  10,569.7    $    9,829.1
COST OF OPERATIONS...............................          10,733.0       17,183.2       17,577.1       9,033.6         8,336.0
                                                    ---------------  --------------  --------------  -----------   -------------
GROSS MARGIN.....................................           1,931.6        2,928.6        3,032.5       1,536.1         1,493.1
SELLING, GENERAL AND ADMINISTRATIVE
   EXPENSES......................................           1,388.3        2,279.4        2,177.7       1,103.1         1,094.6
DEPRECIATION.....................................              40.3           60.1           54.7          27.8            32.0
AMORTIZATION.....................................              39.6           62.9           79.1          38.3            40.4
RESTRUCTURING AND IMPAIRMENT
   CHARGES, NET..................................              --            416.4           (3.8)         --               8.7
OTHER GAINS......................................               --             --            --            --             (19.0)
                                                    ---------------  --------------  --------------  -----------   -------------
OPERATING INCOME.................................             463.4          109.8          724.8         366.9           336.4
FLOORPLAN INTEREST EXPENSE.......................            (107.0)        (125.2)        (199.8)        (99.0)          (81.0)
OTHER INTEREST EXPENSE...........................             (14.0)         (34.9)         (47.7)        (22.4)          (19.4)
INTEREST INCOME..................................               8.7           20.6           14.3           8.7             3.6
OTHER INCOME (EXPENSE), NET......................               1.5            2.2           33.4           3.8            (0.8)
                                                    ---------------  --------------  --------------  -----------   -------------
INCOME (LOSS) FROM CONTINUING
   OPERATIONS BEFORE INCOME TAXES................             352.6          (27.5)         525.0         258.0           238.8
PROVISION FOR INCOME TAXES.......................             126.8            4.0          196.9          96.7            92.6

INCOME (LOSS) FROM CONTINUING
   OPERATIONS....................................             225.8          (31.5)         328.1         161.3           146.2
                                                    ---------------  --------------  --------------  -----------   -------------
DISCONTINUED OPERATIONS:
Income (loss) from discontinued operations, net of
   income taxes..................................             262.1          (30.6)          13.1           1.8             --
Gain (loss) on disposal of segments, net of income
   taxes of $8.4, $516.9, $(1.4), $--(unaudited),
   and $--(unaudited), respectively..............              11.6          345.0          (11.3)         --               --
                                                    ---------------  --------------  --------------  -----------   -------------
                                                              273.7          314.4            1.8           1.8             --
                                                    ---------------  --------------  --------------  -----------   -------------
NET INCOME.......................................   $         499.5  $       282.9          329.9   $     163.1    $      146.2
                                                    ===============  ==============  ==============  ===========   =============
BASIC EARNINGS (LOSS) PER SHARE:
Continuing operations............................   $          0.50  $        (0.07) $        0.91          0.44   $        0.43
Discontinued operations..........................              0.60            0.73          --             0.01            --
                                                    ---------------  --------------  --------------  -----------   -------------
Net income.......................................   $          1.10            0.$6           0.91          0.45   $        0.43


Weighted average common shares outstanding.......            455.1           429.8          361.3         364.2           339.3
                                                    ===============  ==============  ==============  ===========   =============
DILUTED EARNINGS (LOSS) PER SHARE:
Continuing operations............................   $          0.48  $        (0.07) $        0.91          0.44   $        0.43
Discontinued operations..........................              0.58            0.73          --             0.01            --
                                                    ---------------  --------------  --------------  -----------   -------------
Net income.......................................   $          1.06  $         0.66  $         0.91  $      0.45   $        0.43
                                                    ===============  ==============  ==============  ===========   =============
Weighted average common shares outstanding.......             470.9           429.8          361.4        364.4           340.7
                                                    ===============  ==============  ==============  ===========   =============

                         The accompanying notes are an integral part of these statements.






                                  CONSOLIDATED STATEMENTS OF SHAREHOLDERS' EQUITY
                                                   (In millions)

                                                                                            Accumulated
                                                                        Additional             Other
                                                                 Common  Paid-in   Retained Comprehensive  Treasury  Comprehensive
                                                                 Stock   Capital   Earnings Income (Loss)   Stock    Income (Loss)
                                                                 ------  -------   -------- -------------   -----    -------------
BALANCE AT DECEMBER 31, 1997................................... $  4.3   $3,051.5  $ 431.4  $    (2.9)     $   --
   Comprehensive income (loss):
   Net income..................................................     --         --    499.5         --          --     $   499.5
                                                                                                                      ------------
   Other comprehensive income (loss):
      Foreign currency translation adjustments.................     --         --       --         --          --          (1.6)
      Adjustments to marketable securities and interest-only
       strip receivables.......................................     --         --       --         --          --           0.2
                                                                                                                      ------------
      Other comprehensive loss.................................     --         --       --       (1.4)         --          (1.4)
                                                                                                                      ------------
        Comprehensive income...................................     --         --       --         --          --     $   498.1
                                                                                                                      ============
   Stock issued in acquisitions................................    0.3      540.9       --         --          --
   Sale of common stock of Republic Services...................     --      998.5       --         --          --
      Purchases of treasury stock..............................     --         --       --         --      (136.0)
   Exercise of stock options and warrants, including income
     tax benefit of $4.8 million...............................    0.1       38.0       --         --          --
                                                                ------    -------   ------  ---------      -------
BALANCE AT DECEMBER 31, 1998...................................    4.7    4,628.9    930.9       (4.3)     (136.0)
                                                                ------    -------   ------  ---------      -------
   Comprehensive income (loss):
   Net income..................................................     --         --    282.9         --          --     $   282.9
                                                                                                                      ------------
   Other comprehensive income (loss):
      Foreign currency translation adjustments.................     --         --       --         --          --          (1.9)
      Adjustments to marketable securities and interest-only
       strip receivables.......................................     --         --       --         --          --          12.8
                                                                                                                      ------------
      Other comprehensive income...............................     --         --       --       10.9          --          10.9
                                                                                                                      ------------
        Comprehensive income...................................     --         --       --         --          --     $   293.8
                                                                                                                      ============


   Purchases of treasury stock.................................     --         --       --         --     (1,158.0)
   Issuance of treasury stock for employee benefit plan........     --        0.1       --         --         10.4
   Exercise of stock options and warrants, including
    income tax benefit of $1.1 million.........................     --       28.5       --         --           --
   Other.......................................................     --        4.0       --         --         (1.8)
                                                                ------    -------   ------  ---------      -------
BALANCE AT DECEMBER 31, 1999...................................    4.7    4,661.5  1,213.8        6.6     (1,285.4)
                                                                ------    -------   ------  ---------      -------
   Comprehensive income (loss):
   Net income..................................................     --         --    329.9         --           --    $    329.9
                                                                                                                      ------------
   Other comprehensive income (loss):
    Foreign currency translation adjustments...................     --         --      --          --           --           6.4
    Adjustments to marketable securities and interest-only
     strip receivables                                              --         --      --          --           --         (12.0)
                                                                                                                      ------------
    Other comprehensive loss...................................     --         --      --        (5.6)          --         (5.6)
                                                                                                                      ------------
      Comprehensive income.....................................     --         --      --          --           --    $   324.3
                                                                                                                      ============


   Purchases of treasury stock.................................     --         --      --          --       (188.9
   Spin-off of ANC Rental Corporation..........................     --         --  (894.4)         --           --
   Exercise of stock options and warrants, including income
     tax benefit of $1.0 million...............................    0.1        2.2      --          --           --
   Other.......................................................     --        1.0      --          --         (3.0)
                                                                ------    -------   ------  ---------      -------
BALANCE AT DECEMBER 31, 2000...................................    4.8    4,664.7   649.3         1.0     (1,477.3)
                                                                ------    -------   ------  ---------      -------
   Comprehensive income (loss) (unaudited):
    Net income (unaudited).....................................     --         --    146.2         --           --    $   146.2
                                                                                                                      ------------
    Other comprehensive loss (unaudited):
      Adjustments to marketable securities and interest-only
       strip receivables                                            --         --       --         --           --         (0.8)
                                                                                                                      ------------
      Other comprehensive loss ................................     --         --       --       (0.8)          --         (0.8)
                                                                                                                      ------------
      Comprehensive income (unaudited).........................     --         --       --         --           --    $    145.4
                                                                                                                      ============

   Purchases of treasurystock (unaudited)......................     --         --       --         --       (129.2)
   Exercise of stock options and warrants (unaudited)..........     --        0.4       --         --           --
   Other (unaudited)...........................................     --       (0.6)      --         --           --
                                                                ------    -------   ------  ---------    ---------
BALANCE AT JUNE 30, 2001 (unaudited)........................... $  4.8   $4,664.5   $795.5  $     0.2    $(1,606.5)
                                                                ======   ========   ======  =========     =========

                         The accompanying notes are an integral part of these statements.






                                                 AUTONATION, INC.
                                       CONSOLIDATED STATEMENTS OF CASH FLOWS
                                                   (In millions)


                                                                          For the Year Ended             Six Months Ended
                                                                               Dec. 31,                      June 30,
                                                                               --------                      --------
                                                                     1998         1999        2000       2000        2001
                                                                     ----         ----        ----       ----        ----
                                                                                                           (unaudited)

CASH PROVIDED BY OPERATING ACTIVITIES:
   Net income...............................................  $       499.5  $     282.9   $   329.9   $   163.1   $  146.2
   Adjustments to reconcile net income to net cash provided
   by operating activities:
      Depreciation and amortization.........................           79.9        123.0       133.8       66.1        72.4
      Deferred income tax provision (benefit)...............           12.2       (127.2)       91.3       19.3         9.3
      Non-cash restructuring and impairment charges
        (recovery), net.....................................           --          432.9        (6.9)      --           8.7
      Other gains...........................................           --           --          --         --         (19.0)
      Gain on sale of marketable securities, net............           --           (4.5)      (23.7)      (9.6)       (0.2)
      Valuation write-down on equity-method investment......           --           --          30.0       --          --
      Gain on sale of subsidiary............................           --           --         (53.5)      --          --
      Income from discontinued operations...................         (273.7)      (314.4)       (1.8)      (1.8)       --
      Other.................................................           --           --          --          0.8        (2.3)
      Changes in assets and liabilities, net of effects
      from business combinations:
        Receivables.........................................         (148.4)      (140.9)      (28.1)     (62.9)       39.3
        Inventory...........................................           66.5       (380.8)      (37.2)     (72.2)      268.9
        Other assets........................................          (23.0)        42.0       (33.9)     (43.8)       --
        Accounts payable and accrued liabilities............          (85.2)       (33.3)     (162.3)     (64.3)      (24.8)
        Other liabilities...................................           90.0        167.5        43.9       95.4        (6.0)
                                                              -------------  -----------   ---------   --------    ---------
                                                                      217.8         47.2       281.5       90.1       492.5
                                                              -------------  -----------   ---------   --------    ---------
CASH PROVIDED BY (USED IN) INVESTING ACTIVITIES:
   Purchases of property and equipment......................         (256.7)      (242.3)     (148.2)     (52.9)      (52.8)
   Proceeds from sale of property and equipment and
   assets held for sale.....................................           12.3         88.4       129.9       70.8        49.9
   Purchases of marketable securities.......................         (193.6)       (88.6)       (0.9)      --          --
   Funding of installment loan receivables, net of collections       (965.5)    (1,578.6)     (562.3)    (308.1)     (345.1)
   Proceeds from sales of installment loan receivables......          706.4      1,599.4       720.3      367.8       369.0
   Sales of marketable securities...........................           94.1        116.7        91.6       53.2         0.5
   Cash used in business acquisitions, net of cash acquired.         (804.3)      (914.0)     (313.3)    (192.3)      (33.2)
   Cash received from business divestitures.................           55.1        131.3       178.7       27.7        61.2
   Cash received on disposal of solid waste services segment        1,433.6      1,779.6        --         --          --
   Restricted cash deposits.................................          (39.2)       (51.2)      (76.6)     (46.7)      (20.3)
   Other....................................................          (64.1)       (15.2)       (0.4)      (0.3)        3.3
                                                              -------------  -----------   ---------   --------    ---------
                                                                      (21.9)       825.5        18.8      (80.8)       32.5
                                                              -------------  -----------   ---------   --------    ---------
CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES:
   Net proceeds (payments) under vehicle inventory financing
    facilities..............................................           65.1        429.7       159.4      141.9      (298.9)
   Net proceeds (payments) under revolving credit facilities          250.0        169.0       (54.0)     196.0      (219.0)
   Purchases of treasury stock..............................         (136.0)    (1,158.0)     (188.9)    (106.9)     (129.2)
   Net proceeds (payments) of notes payable and long-term debt       (260.3)      (126.1)     (197.0)     (95.2)       65.6
   Proceeds from sale-leaseback financing...................           --           --          52.1       --          --
   Other....................................................           32.2         29.0         1.3        0.7         0.4
                                                              -------------  -----------   ---------   --------    ---------
                                                                      (49.0)      (656.4)     (227.1)     136.5      (581.1)
                                                              -------------  -----------   ---------   --------    ---------
CASH PROVIDED BY (USED IN) CONTINUING OPERATIONS............          146.9        216.3        73.2      145.8       (56.1)
CASH PROVIDED BY (USED IN) DISCONTINUED OPERATIONS..........          451.4       (706.3)     (227.0)    (227.0)       --
                                                              -------------  -----------   ---------   --------    ---------
INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS............          598.3       (490.0)     (153.8)     (81.2)      (56.1)
CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD, INCLUDING
   CASH AND CASH EQUIVALENTS OF DISCONTINUED OPERATIONS OF
   $44.9, $590.1, $17.4, $17.4 AND $--, RESPECTIVELY.........         127.7        726.0       236.0      236.0        82.2
                                                              -------------  -----------   ---------   --------    ---------
CASH AND CASH EQUIVALENTS AT END OF PERIOD, INCLUDING CASH
   AND CASH EQUIVALENTS OF DISCONTINUED OPERATIONS OF
   $590.1, $17.4, $--, $-- (unaudited) AND $--(unaudited),
   RESPECTIVELY                                               $       725.0  $     236.0   $    82.2   $  154.8   $    26.1
                                                              =============  ===========   =========   ========   ==========


                         The accompanying notes are an integral part of these statements.





                              AUTONATION, INC.
                 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                     Fiscal Years 1998, 1999, and 2000
              (All tables in millions, except per share data)

Introduction

         The audited consolidated balance sheets of AutoNation, Inc. and its subsidiaries (the "Company") as of December 31, 2000 and 1999, and the related consolidated statements of income, shareholders' equity and cash flows for each of the years in the three-year period ended December 31, 2000 included herein were included in the Company's 2000 Annual Report on Form 10-K.

         The unaudited condensed consolidated financial statements as of June 30, 2001 and for the six months ended June 30, 2001 and 2000 were included in the Company's Quarterly Report on Form 10-Q and have been prepared by the Company pursuant to the rules and regulations of the Securities and Exchange Commission. All significant intercompany accounts and transactions have been eliminated. Certain information related to the Company's organization, significant accounting policies and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted. These unaudited condensed consolidated financial statements reflect, in the opinion of management, all material adjustments (which include only normal recurring adjustments) necessary to fairly state, in all material respects, the financial position and the results of operations for the periods presented and the disclosures herein are adequate to make the information presented not misleading in any material respect. Operating results for interim periods are not necessarily indicative of the results that can be expected for a full year.

         The following notes to consolidated financial statements relate to the audited three-year period ended December 31, 2000. Notes related to the unaudited condensed consolidated financial statements for the six months ended June 30, 2001 and 2000 immediately follow these notes.

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization and Business

         The Company is the largest automotive retailer in the United States. As of December 31, 2000, the Company owned and operated approximately 400 new vehicle franchises from dealerships in 18 states, predominantly in major metropolitan markets in the Sunbelt states. The Company's dealerships offer new and used vehicles for sale. Each dealership also offers financing for vehicle purchases, extended service contracts and other finance and insurance products, as well as other aftermarket products such as vehicle accessories, upgraded sound systems and theft-deterrent systems. The Company's dealerships also offer service facilities that provide a wide range of vehicle maintenance and repair services, and operate collision repair centers in most key markets.

         On June 30, 2000, the Company completed the spin-off of its former automotive rental businesses, organized under ANC Rental Corporation ("ANC Rental"), by distributing 100% of ANC Rental's common stock to AutoNation's stockholders as a tax-free dividend. As a result of the spin-off, AutoNation stockholders received one share of ANC Rental common stock for every eight shares of AutoNation common stock owned as of the June 16, 2000 record date. As discussed in Note 11, Discontinued Operations, the Company's former automotive rental segment has been accounted for as discontinued operations in the accompanying Consolidated Financial Statements and accordingly, the net assets and operating results of ANC Rental for the periods prior to disposition have been classified as discontinued operations in the accompanying Consolidated Financial Statements.

         In July 1998, the Company's former solid waste subsidiary, Republic Services, Inc., completed an initial public offering of 36.1% of its common stock. In May 1999, the Company sold substantially all of its interest in Republic Services in a public offering. As discussed in Note 11, Discontinued Operations, the Company's former solid waste services segment has been accounted for as discontinued operations in the accompanying Consolidated Financial Statements and accordingly, operating results of Republic Services for the periods prior to disposition have been classified as discontinued operations in the accompanying Consolidated Financial Statements.

Basis of Presentation

         The accompanying Consolidated Financial Statements include the accounts of AutoNation, Inc. and its subsidiaries. The Company operates in a single industry segment, automotive retailing. All intercompany accounts and transactions have been eliminated. In order to maintain consistency and comparability between periods presented, floorplan interest expense, depreciation and amortization and certain other amounts have been reclassified from the previously reported financial statements to conform to the financial statement presentation of the current period.

         The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Receivables

         The components of receivables, net of allowance for doubtful accounts, at December 31 are as follows:



                                                                                                  1999             2000
                                                                                                  ----             ----
Contracts in transit and vehicle receivables..........................................     $       391.9    $       407.5
Finance receivables...................................................................             441.5            350.2
Trade receivables.....................................................................             121.2            119.6
Manufacturer receivables..............................................................             134.1            131.2
Other.................................................................................             133.3            135.4
                                                                                            -------------    -------------
                                                                                                 1,222.0          1,143.9
Less: allowance for doubtful accounts.................................................             (42.5)           (35.1)
                                                                                            -------------    -------------
                                                                                            $    1,179.5     $    1,108.8
                                                                                            =============    =============


Finance receivables consist of the following at December 31:


                                                                                                  1999             2000
                                                                                                  ----             ----
Finance leases, net...................................................................      $    196.3       $    147.8
Installment loans.....................................................................            83.8             50.3
Retained interests in securitized installment loans...................................           161.4            152.1
                                                                                            -------------    -------------
                                                                                            $    441.5       $    350.2
                                                                                            =============    =============



         The Company sells installment loan finance receivables in securitization transactions with unrelated financial institutions. When the Company sells receivables in securitizations, it retains interest- only strips, one or more subordinated tranches, servicing rights, and cash reserve accounts, all of which are retained interests in the securitized receivables. Gains or losses on the sale of the receivables depend in part on the previous carrying amount of the financial assets involved in the transfer, allocated between the assets sold and the retained interests based on their relative fair value at the date of transfer. Gains or losses from the sale of the receivables are recognized in the period in which sales occur. Interest-only strips are carried at fair value and marked to market as a component of other comprehensive income unless an other than temporary impairment occurs in the valuation of the interest-only strip in which case the impairment is recorded in the Consolidated Income Statements. Retained interests in the securitized receivables are carried at allocated carrying amounts and periodically assessed for impairment. Servicing assets are initially recorded at allocated carrying amounts and subsequently amortized over the servicing period and periodically assessed for impairment. The Company generally estimates fair value utilizing valuation models based on the present value of future expected cash flows estimated using the Company's best estimate and historical experience of the key assumptions including credit losses, voluntary prepayment speeds, forward yield curve, and discount rates commensurate with the risks involved.

         The Company accounts for the sale of receivables in accordance with Statement of Financial Accounting Standards ("SFAS") No. 125, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities." In September 2000, SFAS No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities--a Replacement of FASB No. 125" ("SFAS 140") was issued. SFAS 140 revises the standards for accounting for securitizations and other transfers of financial assets and collateral and requires certain disclosures. SFAS 140 disclosure requirements are effective for fiscal years ending after December 15, 2000, and have been included in Note 13, Asset Securitizations. Accounting for transfers and servicing of financial assets and extinguishment of liabilities under SFAS 140 is effective for transactions occurring after March 31, 2001. Although additional interpretive guidance is expected from the Financial Accounting Standards Board ("FASB"), the Company does not expect the adoption of the accounting requirements of SFAS 140, as currently interpreted, will have a material impact on its consolidated financial position, results of operations or cash flows.

         As described in Note 10, Restructuring and Impairment Charges (Recoveries), Net, during 2000, an impairment charge totaling $16.6 million related to the deterioration of vehicle residual values associated with finance lease receivables was recognized. Finance lease originations were discontinued in mid-1999 and the majority of the remaining leases terminate in late 2001.

         In 2000, the Emerging Issues Task Force of the Financial Accounting Standards Board reached a consensus on EITF Issue No. 99-20, "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets" ("EITF 99-20"). EITF 99-20 specifies, among other things, how a transferor that retains an interest in a securitization transaction should account for interest income and impairment. EITF 99-20 is effective for fiscal quarters beginning after March 15, 2001. The Company plans to adopt EITF 99-20 on April 1, 2001. The Company does not expect adoption of EITF 99-20 to have a material impact on its consolidated financial position, results of operations or cash flows.

Inventory

         Inventory consists primarily of retail vehicles held for sale valued using the specific identification method, net of reserves. Cost includes acquisition, reconditioning and transportation expenses. Parts and accessories are valued at the factory list price which approximates lower of cost (first-in, first-out) or market.

         Inventory acquired in business acquisitions is recorded at fair value. Adjustments to convert from the acquired entity's accounting method (generally last-in, first-out) to the Company's accounting method are recorded as an adjustment to the cost in excess of the fair value of net assets acquired.

         A summary of inventory at December 31 is as follows:



                                                                                                  1999           2000
                                                                                                  ----           ----

New vehicles.......................................................................... $       2,085.0  $     2,295.8
Used vehicles.........................................................................           470.1          317.9
Parts, accessories and other..........................................................           151.7          155.5
                                                                                       ---------------  -------------
                                                                                       $       2,706.8  $     2,769.2
                                                                                       ===============  =============


Other Current Assets

         Other current assets consist primarily of restricted cash deposits related to insurance programs totaling $91.9 million and $160.8 million at December 31, 1999 and 2000, respectively.

Investments

         Investments consist of marketable securities and investments in businesses accounted for under the equity-method. Marketable securities include investments in debt and equity securities classified as available-for-sale and are stated at fair value with unrealized gains and losses included in other comprehensive income. Other-than-temporary declines in investment values are recorded as a component of Other Income, Net in the Company's Consolidated Income Statements. Fair value is estimated based on quoted market prices. Equity-method investments represent investments in 50% or less owned automotive-related businesses over which the Company has the ability to exercise significant influence. The Company records its initial equity-method investments at cost and subsequently adjusts the carrying amounts of the investments for the Company's share of the earnings or losses of the investee after the acquisition date as a component of Other Income, Net in the Company's Consolidated Income Statements. The Company continually assesses whether equity-method investments should be evaluated for possible impairment by use of an estimate of the related undiscounted cash flows. The Company measures impairment losses based upon the amount by which the carrying amount of the asset exceeds the fair value.

         A summary of investments at December 31 is as follows:



                                                                                                  1999          2000
                                                                                                  ----          ----

Marketable securities................................................................. $         106.2  $        5.2
Equity-method investments.............................................................            69.6          33.6
                                                                                       ---------------  ------------
                                                                                       $         175.8  $       38.8
                                                                                       ===============  ============



         Investments in marketable securities at December 31 are as follows:


                                                                                       1999
                                                            ----------------------------------------------------------
                                                                               Gross          Gross          Fair
                                                                             Unrealized     Unrealized      Market
                                                                 Cost          Gains          Losses         Value
                                                                 ----          -----          ------         -----

U.S. government debt securities............................ $         37.2  $        --    $     (0.6)    $     36.6
Corporate debt securities..................................           21.5           --          (0.4)          21.1
Equity securities..........................................           27.4         21.1            --           48.5
                                                            --------------  -----------    -----------    ----------
                                                            $         86.1  $      21.1    $     (1.0)    $    106.2
                                                            ==============  ===========    ===========    ==========



                                                                                       2000
                                                            ----------------------------------------------------------
                                                                               Gross           Gross         Fair
                                                                             Unrealized     Unrealized      Market
                                                                Cost           Gains          Losses         Value
                                                                ----           -----          ------         -----

Corporate debt securities.................................. $         0.6   $       --     $      --      $     0.6
Equity securities..........................................           3.1          1.5            --            4.6
                                                            --------------  -----------    -----------    ----------
                                                            $         3.7   $      1.5     $      --      $     5.2
                                                            ==============  ===========    ===========    ==========


         Proceeds from sales of available-for-sale securities were $94.1 million, $116.7 million, and $91.6 million for the years ended December 31, 1998, 1999, and 2000, respectively. Gross realized gains and losses were not material for the year ended December 31, 1998. Gross realized gains and losses of $5.3 million and $.8 million, respectively were recognized for the year ended December 31, 1999. Gross realized gains and losses of $24.0 million and $.3 million, respectively were recognized for the year ended December 31, 2000. In 2000, the Company recognized a pre-tax $30.0 million valuation write- down to an equity-method investment in a privately-held salvage and parts recycling business which has been reflected in Other Income, Net in the accompanying 2000 Consolidated Income Statement.

Property and Equipment

         Property and equipment are recorded at cost. Expenditures for major additions and improvements are capitalized, while minor replacements, maintenance and repairs are charged to expense as incurred. When property is retired or otherwise disposed of, the cost and accumulated depreciation and amortization are removed from the accounts and any resulting gain or loss is reflected in the Consolidated Income Statements.

         The Company revises the estimated useful lives of property and equipment acquired through its business acquisitions to conform with its policies regarding property and equipment. Depreciation and amortization are provided over the estimated useful lives of the assets involved using the straight-line method. The estimated useful lives are: twenty to forty years for buildings and improvements, three to fifteen years for equipment and five to ten years for furniture and fixtures.

         A summary of property and equipment at December 31 is as follows:



                                                                                                 1999          2000
                                                                                                 ----          ----

Land.................................................................................. $          529.7     $   596.2
Buildings and improvements............................................................            670.9         827.4
Furniture, fixtures and equipment.....................................................            310.5         282.3
                                                                                       ----------------     ---------
                                                                                                1,511.1       1,705.9
Less: accumulated depreciation and amortization.......................................           (150.7)       (167.8)
                                                                                       ----------------     ---------
                                                                                       $        1,360.4     $ 1,538.1
                                                                                       ================     =========


         The Company continually evaluates whether events and circumstances have occurred that may warrant revision of the estimated useful life of property and equipment or whether the remaining balance of property and equipment should be evaluated for possible impairment. The Company uses an estimate of the related undiscounted cash flows over the remaining life of the property and equipment in assessing whether an asset has been impaired. The Company measures impairment losses based upon the amount by which the carrying amount of the asset exceeds the fair value. Fair values generally are estimated using prices for similar assets and/or discounted cash flows. As described in Note 10, Restructuring and Impairment Charges (Recoveries), Net, the Company recognized an impairment charge in 1999 for the write-down of certain megastore and other properties held for sale to fair value. Properties held for sale are included in Other Assets as described below.

         Additionally, during 2000, the Company sold an office building which is occupied by ANC Rental, resulting in proceeds of approximately $18.7 million and a pre-tax gain of $2.3 million reflected in Other Income, Net in the accompanying 2000 Consolidated Income Statement.

Intangible Assets

         Intangible assets consist primarily of the cost of acquired businesses in excess of the fair value of net assets acquired, including cost in excess of the fair value of net assets not identified with specific acquired businesses, or enterprise-level intangible assets. The cost in excess of the fair value of net assets is amortized over forty years on a straight-line basis. Accumulated amortization of intangible assets was $122.5 million and $195.4 million at December 31, 1999 and 2000, respectively.

         The Company continually evaluates whether events and circumstances have occurred that may warrant revision of the estimated useful life of intangible assets or whether the remaining balance of intangible assets should be evaluated for possible impairment. The Company uses an estimate of the related undiscounted cash flows over the remaining life of the intangible assets in assessing whether intangible assets have been impaired. The Company measures impairment losses based upon the amount by which the carrying amount of the asset exceeds the fair value.

         In September 2000, the FASB issued an Exposure Draft entitled "Business Combinations and Intangible Assets" which was revised in February 2001. The Exposure Draft, if adopted, would prohibit the pooling method of accounting for business combination transactions and would require that intangible assets in excess of the fair value of net assets, goodwill, not be amortized. Goodwill would be reduced only if found to be impaired or if associated with assets to be sold or otherwise disposed. The FASB is expected to issue a final statement in 2001. During 2000, the Company recorded amortization expense of approximately $73.7 million relating to goodwill. This statement, if issued as proposed, would preclude future amortization of existing and any future goodwill on a prospective basis from the date of issuance.

Other Assets

         Other assets consist primarily of megastore and other properties held for sale. As described in Note 10, Restructuring and Impairment Charges (Recoveries), Net, the Company recognized an impairment charge in 1999 to write-down the carrying value of properties held for sale to fair value. Assets held for sale totaled approximately $212.0 million and $138.8 million at December 31, 1999 and December 31, 2000, respectively.

Insurance

         Under self-insurance programs, the Company retains various levels of aggregate loss limits, per claim deductibles and claims handling expenses as part of its various insurance programs, including property and casualty and employee medical benefits. Costs in excess of this retained risk per claim are insured under various contracts with third party insurance carriers. The ultimate costs of these retained insurance risks are estimated by management and by actuarial evaluation based on historical claims experience, adjusted for current trends and changes in claims-handling procedures.

Revenue Recognition

         Revenue consists of sales of new and used vehicles and related finance and insurance ("F&I") products, sales from fixed operations (parts, service and body shop), sales of other products including wholesale units and retail financing. The Company recognizes revenue in the period in which products are sold or services are provided. Revenue on finance products represents fees earned by the Company for notes placed with financial institutions in connection with customer vehicle purchases financed and is recognized upon acceptance of credit by the financial institution. Revenue on insurance products sold on behalf of third party insurance companies in connection with vehicle sales is recognized upon sale. An estimated allowance for chargebacks against revenue recognized from sales of F&I products is established during the period in which the related revenue is recognized. Revenue from retail financing and certain loan origination costs are recognized over the term of the contract using the interest method until the Company securitizes its installment loans.

         In December 1999, the Securities and Exchange Commission issued Staff Accounting Bulletin No. 101, "Revenue Recognition in Financial Statements" ("SAB 101"). SAB 101 provides guidance on the recognition, presentation and disclosure of revenue in financial statements. The Company's revenue recognition policy is in accordance with the provisions of SAB 101. Adoption of the provisions of SAB 101 did not have a material impact on the Company's consolidated financial position, results of operations or cash flows as of and for the year ended December 31, 2000.

         A summary of the Company's revenue by major products and services for the years ended December 31 is as follows:



                                                                                 1998             1999           2000
                                                                                 ----             ----           ----

New vehicles..................................................... $           6,775.8  $      11,481.0  $    12,489.3
Used vehicles....................................................             3,185.2          4,429.7        3,860.2
Fixed operations.................................................             1,383.2          2,222.0        2,334.9
F&I, net.........................................................               288.6            423.4          431.8
Other............................................................             1,031.8          1,555.7        1,493.4
                                                                  -------------------  ---------------  -------------
                                                                  $          12,664.6  $      20,111.8  $    20,609.6



Derivative Financial Instruments

         The Company utilizes interest rate derivatives to manage the impact of interest rate changes on securitized installment loan receivables. To a limited extent, the Company has utilized interest rate derivatives to manage the impact of interest rate changes on borrowings under the Company's variable rate vehicle inventory and revolving credit facilities. The Company does not use derivative financial instruments for trading purposes.

         Derivative financial instruments entered into concurrently with securitizations are accounted for at fair value as part of the proceeds received in the determination of the gain or loss on sale. If a derivative financial instrument entered into concurrently with a securitization is later terminated, any resulting gain or loss is recognized in earnings upon termination.

         Interest rate swaps are used at times to manage the impact of interest rate changes on vehicle inventory and revolving credit facility borrowings. Under interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed notional principal amount. Income or expense under these instruments is recorded on an accrual basis as an adjustment to the yield of the underlying exposures over the periods covered by the contracts. If an interest rate swap is terminated early, any resulting gain or loss is deferred and amortized as an adjustment of the cost of the underlying exposure position over the remaining periods originally covered by the terminated swap. If all or part of an underlying position is terminated, the related pro-rata portion of any unrecognized gain or loss on the swap is recognized in income at that time as part of the gain or loss on the termination. Amounts receivable or payable under the agreements are included in receivables or accrued liabilities in the accompanying Consolidated Balance Sheets and were not material at December 31, 1999 or 2000.

         In June 1998, the FASB issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("SFAS 133"). In June 1999, the FASB issued Statement No. 137, "Accounting for Derivative Instruments and Hedging Activities--Deferral of the Effective Date of FASB Statement No. 133." In June 2000, the FASB issued Statement 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities, an amendment of FASB Statement No. 133." SFAS 133, as amended, establishes accounting and reporting standards requiring that every derivative instrument (including certain derivative instruments embedded in other contracts) be recorded in the balance sheet as either an asset or liability measured at its fair value. SFAS 133 requires that changes in the derivative instrument's fair value be recognized currently in earnings unless specific hedge accounting criteria are met. Special accounting for qualifying hedges allows a derivative instrument's gains and losses to offset related results on the hedged item in the income statement, to the extent effective, and requires that a company must formally document, designate, and assess the effectiveness of transactions that receive hedge accounting.

         If SFAS 133 had to be applied to all derivative contracts in place on December 31, 2000, including those embedded in other contracts, total assets and total liabilities would have increased by approximately $14.3 million. The Company does not expect there to be a material cumulative effect in earnings or other comprehensive income from adoption of SFAS 133 as of January 1, 2001.

         By requiring the use of fair value accounting, adoption of SFAS 133 could cause increased volatility in earnings of future periods.

Advertising

         The Company expenses the cost of advertising as incurred or when such advertising initially takes place. At December 31, 2000, the Company had approximately $15.0 million of prepaid advertising costs associated with the sale of the Company's former outdoor media business as discussed in Note 2, Business Acquisitions and Divestitures. No advertising costs were capitalized at December 31, 1999. Advertising expense was $158.0 million, $212.2 million and $186.5 million for the years ended December 31, 1998, 1999, and 2000, respectively.

Statements of Cash Flows

         The Company considers all highly liquid investments with purchased maturities of three months or less to be cash equivalents unless the investments are legally or contractually restricted for more than three months. The effect of non-cash transactions related to business combinations, as discussed in Note 2, Business Acquisitions and Divestitures, and other non-cash transactions are excluded from the accompanying Consolidated Statements of Cash Flows.

         The Company made interest payments of approximately $190.2 million, $175.2 million and $264.3 million for the years ended December 31, 1998, 1999 and 2000, respectively, including interest on vehicle inventory financing. The Company made income tax payments of approximately $139.8 million, $84.2 million and $49.9 million for the years ended December 31, 1998, 1999 and 2000, respectively.

         As further discussed in Note 3, Notes Payable and Long-Term Debt, the Company amended the terms of an existing lease facility and as a result, the underlying leases have been accounted for as capital leases in 2000, with the property and related debt included in the accompanying Consolidated Balance Sheets.

2. BUSINESS ACQUISITIONS AND DIVESTITURES

         Businesses acquired through December 31, 2000 and accounted for under the purchase method of accounting are included in the Consolidated Financial Statements from the date of acquisition.

         During the year ended December 31, 1999, the Company acquired various automotive retail businesses. The Company paid approximately $879.1 million in cash for these acquisitions, all of which were accounted for under the purchase method of accounting. During 1999, the Company also paid approximately $34.9 million in deferred purchase price for certain prior year automotive retail acquisitions.

         During the year ended December 31, 1998, the Company acquired various businesses in the automotive retail, solid waste services and automotive rental industries. With respect to continuing operations, the Company issued approximately 21.9 million shares of the Company's common stock, par value $0.01 per share, valued at $473.2 million and paid approximately $804.3 million in cash for acquisitions accounted for under the purchase method of accounting. With respect to discontinued operations, the Company issued approximately 3.4 million shares of common stock valued at $68.0 million and paid approximately $494.4 million in cash and certain properties for acquisitions accounted for under the purchase method of accounting.

         During the year ended December 31, 2000, the Company acquired various automotive retail businesses. The Company paid approximately $190.9 million in cash for these acquisitions, all of which were accounted for under the purchase method of accounting. During 2000, the Company also paid approximately $122.4 million in deferred purchase price for certain prior year automotive retail acquisitions. At December 31, 2000, the Company accrued approximately $24.5 million of deferred purchase price due to former owners of acquired businesses.

         The preliminary purchase price allocations for business combinations accounted for under the purchase method of accounting related to continuing operations for the years ended December 31 were as follows:



                                                                                     1998            1999          2000
                                                                                     ----            ----          ----

Property and equipment..................................................   $          403.5   $       145.5   $      21.9
Intangible and other assets.............................................            1,290.8           942.7         169.0
Working capital.........................................................              744.0           450.3         111.5
Debt assumed............................................................           (1,085.1)         (623.8)       (109.2)
Other liabilities.......................................................              (75.7)          (35.6)         (2.3)
Common stock issued.....................................................             (473.2)           --            --
                                                                           -----------------  --------------  ------------
Cash used in business acquisitions, net of cash acquired................   $          804.3   $       879.1   $      190.9
                                                                           =================  ==============  ============



         The Company's unaudited pro forma consolidated results of continuing operations assuming acquisitions accounted for under the purchase method of accounting had occurred at the beginning of each period presented are as follows for the years ended December 31:


                                                                                                  1999                2000
                                                                                                  ----                ----
Revenue............................................................................... $        22,379.3   $        21,113.1
Income (loss) from continuing operations.............................................. $           (12.0)              328.8
Diluted earnings (loss) per share from continuing operations.......................... $           (0.03)  $            0.91

         The unaudited pro forma results of continuing operations are presented for informational purposes only and may not necessarily reflect the future results of operations of the Company or what the results of operations would have been had the Company owned and operated these businesses as of the beginning of each period presented.

         As described in Note 10, Restructuring and Impairment Charges (Recoveries), Net, the Company has been divesting of certain non-core franchised automotive dealerships. During 2000, the Company received approximately $89.7 million of cash from the divestiture of franchised automotive dealerships. Gains and losses on divestitures are included in Asset Impairment Charges (Recoveries) in the accompanying Consolidated Income Statements and were not material during 2000. The Company signed a definitive agreement to sell its Flemington dealer group. The Company expects to complete the sale in the second quarter of 2001.

         In November 2000, the Company completed the divestiture of its outdoor media business for a purchase price of approximately $104.0 million. In connection with the sale, the Company entered into a prepaid $15.0 million advertising agreement and therefore, received net proceeds of $89.0 million. The Company recognized a pre-tax gain of $53.5 million on the sale which has been included in Other Income, Net in the accompanying 2000 Consolidated Income Statement.

         Cash received from the divestiture of franchised automotive dealerships in 1998 and 1999 was $55.1 million and $131.3 million, respectively. Gains and losses on divestitures, other than those recorded in the Company's 1999 restructuring and impairment charges, were not material in 1998 and 1999.

3. NOTES PAYABLE AND LONG-TERM DEBT

         Notes payable and long-term debt at December 31 is as follows:



                                                                                             1999                2000
                                                                                             ----                ----

Vehicle inventory credit facilities; secured by the Company's vehicle inventory; interest payable at LIBOR based rates; interest rates of 6.6% and
   7.7% at December 31, 1999 and 2000, respectively.................................... $         2,210.6      $  2,416.7
$1.5 billion unsecured revolving credit facilities; interest payable using
   LIBOR based rates; interest rates of 6.6% and 7.6% at December 31, 1999
   and 2000, respectively..............................................................             669.0           615.0
Other debt; secured by real property, equipment and other assets; interest
   ranging from 7.5% to 8.0%; maturing through 2010....................................             174.8           242.2
                                                                                        -----------------     -------------
                                                                                                  3,054.4         3,273.9
   Less: current maturities............................................................          (2,218.3)       (2,423.5)
                                                                                        -----------------     -------------
                                                                                        $           836.1      $    850.4
                                                                                        =================     =============


         As of December 31, 2000, the Company had $615.0 million drawn under two unsecured revolving credit facilities totaling $1.5 billion. One facility provides $1.0 billion of financing under a multi-year structure and matures April 2002. The other facility, a $500.0 million 364-day facility, was amended prior to its scheduled maturity in March 2001 to provide $250.0 million of borrowing capacity until the earlier of September 30, 2001 or the early renewal of the Company's multi-year $1.0 billion facility. The Company's revolving credit facilities require, among other items, that the Company maintain certain financial ratios and comply with certain financial covenants. The Company was in compliance with these ratios and covenants at December 31, 2000 and 1999.

         The Company finances vehicle inventory through secured financings, primarily floorplan facilities, with manufacturers' captive finance subsidiaries, as well as independent financial institutions, and, until recently, a bank-sponsored commercial paper conduit facility that matured January 19, 2001, and was not renewed. As of December 31, 2000, committed capacity of the facilities was approximately $3.5 billion.

         The Company is a lessee under a $500.0 million lease facility that was established primarily to acquire and develop the Company's former megastore properties. As originally structured, the facility had been accounted for as an operating lease and included residual value guarantees. In 1999, certain properties under the facility were reflected as capital leases. In connection with the Company's 1999 restructuring activities described in Note 10, Restructuring and Impairment Charges (Recoveries), Net, the Company accrued an estimate of the liability under the residual value guarantees totaling approximately $103.3 million as of December 31, 1999. At December 31, 1999, $469.7 million was funded under this facility of which $152.5 million was accounted for as capital leases and the remaining $317.2 million was accounted for as operating leases. In September 2000, the Company funded its remaining lease residual value guarantee obligation to the lessor, reduced the facility size to $210.0 million and amended the terms of the facility by exercising its option to purchase the leased properties at the end of the lease term. As a result of the lease amendment, the remaining leases were required to be accounted for as capital leases with the property and related debt reflected on the balance sheet. As of December 31, 2000, $175.8 million was outstanding under this facility and is included in Long-Term Debt in the accompanying 2000 Consolidated Balance Sheet. Of the $175.8 million outstanding, $115.2 million is associated with operating properties and $60.6 million is attributable to properties held for sale. The facility matures April 2002. Interest payments are LIBOR based.

         During 2000, the Company entered into a sale-leaseback transaction involving its corporate headquarters facility that resulted in net proceeds of approximately $52.1 million. This transaction has been accounted for as a financing lease, wherein the property remains on the books and continues to be depreciated. The gain on this transaction will be recognized subsequent to the ten-year lease term. The Company has the option to renew the lease at the end of the lease term subject to certain conditions.




         At December 31, 2000, aggregate maturities of notes payable and long-term debt were as follows:


2001.......................................................................................... $         2,423.5
2002..........................................................................................             797.7
2003..........................................................................................               4.3
2004..........................................................................................               3.9
2005..........................................................................................               4.2
Thereafter....................................................................................              40.3
                                                                                               -----------------
                                                                                               $         3,273.9
                                                                                               =================

4. INCOME TAXES

         The Company and its subsidiaries file consolidated federal tax returns. The Company accounts for income taxes in accordance with SFAS No. 109, "Accounting for Income Taxes". Accordingly, deferred income taxes have been provided to show the effect of temporary differences between the recognition of revenue and expenses for financial and income tax reporting purposes and between the tax basis of assets and liabilities and their reported amounts in the financial statements.

         The components of the provision for income taxes from continuing operations for the years ended December 31 are as follows:



                                                                                    1998           1999          2000
                                                                                    ----           ----          ----
Current:
   Federal.................................................................... $    105.5      $  108.4      $  101.3
   State......................................................................        9.1          22.8           4.3
Federal and state deferred....................................................       26.7        (111.2)         91.3
Change in valuation allowance.................................................      (14.5)        (16.0)         --
                                                                               -----------     ---------     ---------
Provision for income taxes.................................................... $    126.8      $    4.0      $  196.9
                                                                               ===========     =========     =========



         A reconciliation of the provision for income taxes calculated using the statutory federal income tax rate to the Company's provision for income taxes from continuing operations for the years ended December 31 is as follows:



                                                                                    1998           1999          2000
                                                                                    ----           ----          ----

Provision (benefit) for income taxes at statutory rate of 35%................. $    123.4        $ (9.6)     $  183.8
Non-deductible expenses.......................................................       10.3          28.6           5.8
State income taxes, net of federal benefit....................................        7.6           1.0          10.1
Change in valuation allowance.................................................      (14.5)        (16.0)         --
Other, net....................................................................       --            --            (2.8)
                                                                               ----------        -------     ---------
Provision for income taxes.................................................... $    126.8        $  4.0      $  196.9
                                                                               ==========        =======     =========


         Components of the net deferred income tax liability at December 31 are as follows:



                                                                                                  1999          2000
                                                                                                  ----          ----
Deferred income tax liabilities:
   Book basis in property over tax basis..................................................... $    336.1   $     360.8
   Expenses deducted for tax, amortized for book.............................................      705.6         689.3
Deferred income tax assets:
   Net operating losses......................................................................       (4.2)         (3.6)
   Accruals not currently deductible.........................................................     (342.0)       (278.6)
   Valuation allowance.......................................................................      109.3         109.3
                                                                                              -----------  ------------
Net deferred income tax liability............................................................ $    804.8   $     877.2
                                                                                              ===========  ============


         At December 31, 2000, the Company had available domestic net operating loss carryforwards primarily related to acquired businesses of approximately $9.4 million which begin to expire in the year 2011. In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The Company provides valuation allowances to offset portions of deferred tax assets due to uncertainty surrounding the future realization of such deferred tax assets. The Company adjusts the valuation allowance in the period management determines it is more likely than not that deferred tax assets will or will not be realized. Future decreases to the valuation allowance may be allocated to reduce intangible assets associated with business acquisitions accounted for under the purchase method of accounting.

         Over the past four years, the Company has engaged in certain transactions that are of a type that the Internal Revenue Service has recently indicated it intends to challenge. The Company believes that its tax returns appropriately reflect such transactions. At the present time, it is impossible to predict the outcome of any challenge if the IRS determines to challenge the tax reporting of such transactions.


5. OTHER COMPREHENSIVE INCOME

         The changes in the components of other comprehensive income
(loss), net of income taxes, are as follows for the years ended December
31:


                                                1998                            1999                            2000
                                   -----------------------------    ---------------------------     ----------------------------
                                    Pre-Tax      Tax       Net      Pre-Tax     Tax        Net       Pre-Tax     Tax       Net
                                    Amount     Effect     Amount    Amount     Effect     Amount     Amount     Effect    Amount
                                    ------     ------     ------    ------     ------     ------     ------     ------    ------

Foreign currency translation
   adjustments(1)................ $   (1.6)    $  --     $ (1.6)    $(1.9)     $ --       $(1.9)     $  6.4    $ --      $  6.4
Unrealized gain (loss) on
   marketable securities and
   interest-only strips..........      0.7      (0.2)       0.5      23.1       (8.3)      14.8       (14.2)     5.3       (8.9)
Reclassification of realized
   losses (gains)................     (0.4)      0.1       (0.3)     (3.0)       1.0       (2.0)       (7.1)     4.0       (3.1)
                                    ------     ------     ------    ------     ------     ------     ------     ------    ------
Other comprehensive income
   (loss)........................ $   (1.3)    $(0.1)    $ (1.4)    $18.2      $(7.3)     $10.9      $(14.9)   $ 9.3     $ (5.6)
                                  =========    ======    =======    ======     ======     ======     =======   =======   =======



-----------

(1) Foreign currency translation adjustments relate to the Company's former automotive rental businesses.

         Accumulated other comprehensive income (loss) consists of the following at December 31:



                                                                                                1999       2000
                                                                                                ----       ----
Foreign currency translation adjustments....................................................$      (6.4)   $  --
Unrealized gain on marketable securities and interest-only strips...........................       13.0        1.0
                                                                                            -----------    -------
                                                                                            $       6.6    $   1.0
                                                                                            ===========    =======



6. SHAREHOLDERS' EQUITY

         The Company repurchased 9.1 million shares of common stock during 1998 for an aggregate purchase price of $136.0 million. The Company repurchased 91.0 million shares of common stock during 1999 for an aggregate purchase price of $1.16 billion. During the year ended December 31, 2000, the Company repurchased 27.6 million shares of its common stock, par value $.01 per share, under its Board authorized share repurchase program for an aggregate purchase price of $188.9 million. Through December 31, 2000, an aggregate of 127.7 million shares of common stock have been repurchased under the Company's share repurchase programs, authorized by the Company's Board of Directors in 1998 and 1999, for an aggregate purchase price of $1.48 billion. As of March 26, 2001, the Company repurchased an additional 10.9 million shares of common stock for an aggregate purchase price of $87.8 million, leaving approximately $179.2 million available for share repurchases under the latest authorized program. Repurchases are made pursuant to Rule 10b-18 of the Securities Exchange Act of 1934, as amended.

         As discussed in Note 11, Discontinued Operations, the Company completed the tax-free spin-off of ANC Rental on June 30, 2000. As a result of the spin-off, the Company's retained earnings were reduced by the net assets of ANC Rental totaling $894.4 million. The equity adjustment resulting from the spin-off is subject to further adjustment resulting from changes in estimated shared assets and liabilities of AutoNation and ANC Rental and certain other matters. However, such adjustments, if any, are not expected to be significant.

         During the year ended December 31, 1998, the Company's former solid waste subsidiary, Republic Services, completed an initial public offering of approximately 36.1% of its outstanding common stock, resulting in net proceeds of approximately $1.43 billion. In 1999, the Company sold substantially all of its interest in Republic Services in a public offering resulting in proceeds of approximately $1.78 billion. During 2000, the Company sold substantially all of the remaining holdings of common stock of Republic Services resulting in proceeds of approximately $48.2 million. A related pre-tax gain of $24.0 million has been reflected in Other Income, Net, in the accompanying 2000 Consolidated Income Statement.

         The Company has five million authorized shares of preferred stock, par value $0.01 per share, none of which are issued or outstanding. The Board of Directors has the authority to issue the preferred stock in one or more series and to establish the rights, preferences and dividends.

7. STOCK OPTIONS AND WARRANTS

         The Company has various stock option plans under which options to purchase shares of common stock may be granted to key employees and directors of the Company. Options granted under the plans are non-qualified and are granted at a price equal to the quoted market price of the common stock on the trading day immediately prior to the date of grant. Generally, options granted will have a term of 10 years from the date of grant, and will vest in increments of 25% per year over a four-year period on the yearly anniversary of the grant date. In October 1998, the Company's Board of Directors approved the repricing of approximately 32.1 million employee stock options to $12.75 per share, equal to the closing price of the Company's common stock on the last business day prior to the date of the re-pricing. Effective June 30, 2000, in conjunction with the tax-free spin-off of ANC Rental, options to purchase approximately 2.8 million shares of common stock held by employees of ANC Rental were canceled. In addition, the Company's Board of Directors, in accordance with the terms of the stock option plans, authorized the adjustment of employee stock options to reflect the market effect on AutoNation's common stock resulting from the spin-off. All other terms of the existing options, including the vesting schedules, were unchanged.


         A summary of stock option and warrant transactions is as follows for the years ended December 31:


                                                              1998                      1999                       2000
                                                      ---------------------      --------------------    ----------------------
                                                                  Weighted-                 Weighted-                 Weighted-
                                                                   Average                   Average                   Average
                                                                  Exercise                   Exercise                  Exercise
                                                      Shares        Price        Shares       Price       Shares        Price
                                                      ------        -----        ------       -----       ------        -----

Options and warrants outstanding at
   beginning of period............................    48.1        $ 15.67        54.6       $ 12.52       50.9         $ 15.84
Granted...........................................    16.9          21.89        17.0         15.80       12.5            6.91
Exercised.........................................    (9.3)          3.62        (7.8)         3.73       (0.6)           2.16
Canceled..........................................    (1.1)         25.34       (12.9)        13.90      (10.2)          14.14
Spin-off adjustment...............................    --            --           --           --           4.6           (1.57)
                                                      -----         -----       -----         -----      -----           -----
Options and warrants outstanding at end of
   period.........................................    54.6        $ 12.52        50.9       $ 15.84       57.2         $ 12.74
                                                      =====         =====       =====         =====      =====           =====

Options and warrants exercisable at end of
   period.........................................    18.8        $ 11.27        15.4       $ 18.58       32.7         $ 14.59
Options available for future grants...............    28.2                       24.1                     25.3

         The following table summarizes information about outstanding and exercisable stock options at December 31, 2000:


                                                    Outstanding                          Exercisable
                                      -----------------------------------------     -----------------------
                                                    Weighted-
                                                     Average          Weighted-                   Weighted-
                                                    Remaining          Average                     Average
         Exercise Price or                         Contractual        Exercise                    Exercise
      Range of Exercise Prices         Shares      Life (Yrs.)          Price        Shares         Price
------------------------------------   ------      -----------          -----        ------         -----

$ 1.02--$11.17                           19.4          7.68          $  8.35          6.7         $  10.63
$11.51--$14.39                           28.1          6.42            12.60         17.0            12.29
$14.56--$35.88                            9.7          5.61            21.89          9.0            21.84
                                       ------      -----------       --------       --------      ---------
                                         57.2          6.71          $ 12.74         32.7         $  14.59
                                       ======      ===========       ========       ========      =========



         The Company applies Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees" in accounting for stock-based employee compensation arrangements whereby compensation cost related to stock options is generally not recognized in determining net income. Had compensation cost for the Company's stock option plans been determined pursuant to SFAS No. 123, "Accounting for Stock-Based Compensation", the Company's net income and earnings per share would have decreased accordingly. Using the Black-Scholes option pricing model for all options granted after December 31, 1994, the Company's pro forma net income, pro forma earnings per share and pro forma weighted average fair value of options granted, with related assumptions, are as follows for the years ended December 31:


                                                                                    1998         1999             2000
                                                                                    ----         ----             ----

Pro forma net income................................................... $          368.5     $      199.5      $      285.4
Pro forma diluted earnings per share................................... $           0.81     $       0.46      $       0.79
Pro forma weighted average fair value of options granted............... $          13.87     $       6.87      $       2.96
Risk free interest rates...............................................       4.76-4.82%       6.34-6.38%         5.07-5.15%
Expected dividend yield................................................               --               --                --
Expected lives.........................................................        5-7 years        5-7 years          5-7 years
Expected volatility....................................................              40%           40%               40%

8. COMMITMENTS AND CONTINGENCIES

Legal Proceedings

         In October 2000, the California Department of Motor Vehicles ("California DMV") brought action against one of the Company's California dealerships for alleged customer fraud as well as several other claims. The California DMV seeks to have the dealership's license to do business in California suspended or revoked. The case is scheduled for trial beginning in April 2001. Three civil class actions and other related lawsuits have been filed against the dealership based on the allegations underlying the California DMV case. In addition, the Los Angeles District Attorney's Office has been conducting an investigation into the allegations underlying the California DMV case. The Company intends to vigorously defend itself in these matters.

         In an action filed in Florida state court in 1999, a wholly-owned subsidiary of the Company was accused of violating the Florida Motor Vehicle Retail Sales Finance Act and the Florida Deceptive and Unfair Trade Practices Act by allegedly failing to deliver executed copies of retail installment contracts to customers of the Company's used vehicle megastores. In October 2000, the court certified the class of customers on whose behalf the action would proceed. The Company has appealed this decision and intends to vigorously defend itself in this matter.

         Several of the Company's Texas dealerships have been named in three class actions brought against the Texas Automobile Dealer's Association ("TADA") and new vehicle dealerships in Texas that are members of the TADA. The actions allege, among other things, that since January 1994 Texas dealers have deceived customers with respect to a vehicle inventory tax and violated federal antitrust and other laws as well. These cases are currently pending in Texas State courts and federal district court. The Company intends to vigorously defend itself in these matters.

         In addition to the above, the Company is a party to numerous other legal proceedings that arose in the ordinary course of business.

         The Company has certain insurance coverage and rights of indemnification. The Company does not believe that the ultimate resolution of these matters will have a material adverse effect on the Company's business, consolidated results of operations, financial condition or cash flows. However, the results of these matters cannot be predicted with certainty, and an unfavorable resolution of one or more of these matters could have a material adverse effect on the Company's business, consolidated results of operations, financial condition and/or cash flows.

Lease Commitments

         The Company leases real property, equipment and software under various operating leases most of which have terms from 1 to 25 years.

         Expenses under real property, equipment and software leases were $45.0 million, $86.2 million and $82.7 million for the years ended December 31 1998, 1999 and 2000, respectively.

         Future minimum lease obligations under noncancellable real property, equipment and software leases with initial terms in excess of one year at December 31, 2000 are as follows:


Year Ending December 31:
2001........................................................... $       71.9
2002...........................................................         63.6
2003...........................................................         53.9
2004...........................................................         40.5
2005...........................................................         32.5
Thereafter.....................................................        158.0

                                                                $      420.4
                                                                ============

Other Matters

         In the normal course of business, the Company is required to post performance and surety bonds, letters of credit, and/or cash deposits as financial guarantees of the Company's performance. At December 31, 2000, surety bonds and letters of credit totaled $27.2 million and have various expiration dates.

         In the ordinary course of business, the Company is subject to numerous laws and regulations, including automotive, environmental, health and safety and other laws and regulations. The Company does not anticipate that the costs of such compliance will have a material adverse effect on its business, consolidated results of operations, cash flows or financial condition although such outcome is possible given the nature of the Company's operations and the extensive legal and regulatory framework applicable to its business.

9. EARNINGS (LOSS) PER SHARE

         Basic earnings (loss) per share is computed by dividing net income
(loss) by the weighted average number of common shares outstanding during the year. Diluted earnings (loss) per share is based on the combined weighted average number of common shares and common share equivalents outstanding which include, where appropriate, the assumed exercise or conversion of options and warrants. In computing diluted earnings (loss) per share, the Company has utilized the treasury stock method.

         The computation of weighted average common and common equivalent shares used in the calculation of basic and diluted earnings (loss) per share is as follows for the years ended December 31:


                                                                                                  1998       1999      2000
                                                                                                  ----       ----      ----

Weighted average shares outstanding used in calculating basic earnings per share............     455.1      429.8     361.3
Effect of dilutive options and warrants.....................................................      15.8         --       0.1
                                                                                                ------      -----     -----
Weighted average common and common equivalent shares used in calculating
   diluted earnings per share...............................................................     470.9      429.8     361.4
                                                                                                ======      =====     =====


         At December 31, 1998 and 1999, outstanding employee stock options of approximately 4.8 and 50.9 million, respectively, have been excluded since they are anti-dilutive. At December 31, 2000, the Company had employee stock options outstanding of approximately 57.2 million of which
56.9 million have been excluded from the computation of diluted earnings per share since they are anti-dilutive.

10. RESTRUCTURING AND IMPAIRMENT CHARGES (RECOVERIES), NET

         During the fourth quarter of 1999, the Company approved a plan to restructure certain of its operations. The restructuring plan was comprised of the following major components: (1) exiting the used vehicle megastore business; and (2) reducing the corporate workforce. The restructuring plan also included divesting of certain non-core franchised dealerships. Approximately 2,000 positions were eliminated as a result of the restructuring plan of which 1,800 were megastore positions and 200 were corporate positions. These restructuring activities resulted in pre-tax charges of $443.7 million in 1999, of which $416.4 million appears as Asset Impairment Charges (Recoveries), Net in the Company's 1999 Consolidated Income Statements. These pre-tax charges include $286.9 million of asset impairment charges; $103.3 million of reserves for residual value guarantees for closed lease properties; $26.2 million of severance and other exit costs; and $27.3 million of inventory related costs. The $286.9 million asset impairment charge consists of: $244.9 million of megastore and other property impairments; $26.6 million of goodwill impairment reserves for the divestiture of certain non-core franchised automotive dealerships; and $15.4 million of information systems impairments. Of the $443.7 million restructuring reserve recorded, $10.8 million of severance was paid in 1999 and $53.7 million of asset impairments and write-offs were recorded during the fourth quarter of 1999.

         The Company intends to complete the sale of its Flemington dealer group during the second quarter of 2001 as previously described in Note 2, Business Acquisitions and Divestitures, resulting in the substantial completion of its non-core dealership divestiture plan. Closed megastores and other properties are being disposed of through sales to third parties. Although these properties are being aggressively marketed, their ultimate disposition will not be substantially completed until late 2001. Revenue for the operations disposed or to be disposed was $1.70 billion, $2.12 billion and $923.5 million during 1998, 1999 and 2000 respectively. Operating income for the operations disposed or to be disposed was $12.9 million, $15.5 million and $21.8 million for the years ended December 31, 1998, 1999 and 2000 respectively.

         The following summarizes activity in the Company's restructuring and impairment reserves for the year ended December 31, 2000:


                                                                                       Deductions
                                                                  Amounts
                                       Balance              Charged (Credited)                                   Balance
            Reserve               December 31, 1999              to Income         Cash        Non-cash     December 31, 2000
            -------               -----------------              ---------         ----        --------     -----------------

Asset reserves:
   Asset impairment.............  $          263.3  (1)   $            (15.0)   $     --    $   (86.9)      $         161.4
   Inventory....................              15.0                      --            --        (15.0)                   --
Accrued liabilities:
   Property lease residual
      value guarantees..........             103.3                     (14.8)     (88.5)            --                   --
   Severance and other exit
      costs.....................              17.3                       9.4      (22.7)         (2.8)                  1.2
Finance lease residual
   value write-down.............                --                      16.6          --        (16.6)                   --
                                  ----------------        ------------------    --------    ----------      ---------------
                                  $          398.9        $             (3.8)   $(111.2)    $  (121.3)      $         162.6
                                  ================        ==================    ========    ==========      ===============



-----------

(1) Includes $19.7 million of reserves that had been established on these properties prior to the 1999 restructuring and impairment charges recorded.

         The following summarizes the components of the $3.8 million amount credited to income during the year ended December 31, 2000:



                                                 Properties Placed                        Additional
                                                 Back into Service     Net Gain on        Impairment
                                                    or Retained      Sold Properties       Charges        Other      Total
                                                    -----------      ---------------       -------        -----      -----

Asset reserves:
   Asset impairment............................. $           (23.2)   $          (3.4)   $         11.6   $     --   $    (15.0)
Accrued liabilities:
   Property lease residual value
      guarantees................................             (13.0)              (1.8)               --         --        (14.8)
   Severance and other exit costs...............                 --                 --               --        9.4          9.4
Finance lease residual value write-down.........                 --                 --               --       16.6         16.6
                                                 ------------------   ----------------   --------------   --------   -----------
                                                 $           (36.2)   $          (5.2)   $         11.6   $   26.0   $     (3.8)
                                                 ==================   ================   ==============   ========   ===========


         During 2000, certain events occurred which caused the Company to re-evaluate its plans with respect to various retail properties. As a result, certain megastore properties were placed back in service and the Company decided to retain certain dealerships that had been held for sale. Accordingly, based upon the Company's re-evaluation of the fair values of the properties, the Company determined that the asset impairment and lease residual value reserves for these properties were no longer necessary and the Company was required to reverse the related estimated reserves totaling $36.2 million back into income. An additional impairment charge of $11.6 million was recognized primarily related to a decision in 2000 to close one additional megastore property as part of the overall restructuring plan. During 2000, the Company also recognized an impairment charge totaling $16.6 million associated with the deterioration in residual values of finance lease receivables. The Company discontinued writing finance leases in mid- 1999 and the majority of the leases terminate in late 2001.

11. DISCONTINUED OPERATIONS

         On June 30, 2000, the Company completed the tax-free spin-off of ANC Rental. Accordingly, the net assets and operating results of ANC Rental have been classified as discontinued operations for all periods presented in the accompanying Consolidated Financial Statements. Income from discontinued operations during the year ended December 31, 2000, is net of previously estimated losses of $22.1 million which were accrued in 1999 and additional costs associated with the spin-off totaling $11.3 million recorded in 2000. In 1999, the Company recorded a loss related to ANC Rental of $34.1 million, net of income taxes, representing the estimated loss from operations through the expected distribution date and costs associated with the spin-off.

         In connection with the spin-off, the Company made certain capital contributions to ANC Rental prior to the spin-off. These contributions include cash of approximately $200.0 million and the net assets of an insurance subsidiary. The Company also entered into various agreements with ANC Rental which set forth the terms of the distribution and other agreements governing the Company's relationship with ANC Rental after the spin-off. As a result of the spin-off, the Company's equity was reduced by the net assets of ANC Rental totaling $894.4 million.

         In connection with the spin-off, the Company agreed to continue to provide ANC Rental with guarantees and other credit enhancements, currently with respect to certain indebtedness and certain property and vehicle lease obligations. The Company receives fees for providing these guarantees commensurate with market rates. To the extent that ANC Rental is not able to meet its obligations, the Company would be likely to be called on to perform under guarantees and credit enhancements provided by the Company, which could have a material adverse effect on the Company's business, consolidated results of operations, financial condition and/or cash flows.

         In July 1998, the Company's former solid waste services subsidiary, Republic Services, completed an initial public offering of 36.1% of its outstanding common stock resulting in net proceeds of approximately $1.43 billion. In May 1999, the Company sold substantially all of its remaining interest in Republic Services in a public offering resulting in net proceeds of approximately $1.78 billion and an after tax gain of approximately $377.0 million. Accordingly, operating results of Republic Services for the period prior to disposition have been classified as discontinued operations in the accompanying Consolidated Financial Statements.

         In October 1997, the Company sold its electronic security division resulting in an after tax gain of approximately $230.0 million. In 1999 and 1998, the Company recognized additional after tax gains of approximately $2.1 million and $11.6 million, respectively, related to finalizing the gain on disposition.

         A summary of the net assets of discontinued operations as of December 31, 1999 for the automotive rental businesses is as follows:


Current assets......................................... $      5,349.3
Non-current assets.....................................        1,000.2
                                                        --------------
   Total assets........................................        6,349.5
Current liabilities....................................        2,235.8
Non-current liabilities................................        3,387.1
                                                        --------------
   Total liabilities...................................        5,622.9
                                                        --------------
Net assets of discontinued operations.................. $        726.6
                                                        ==============


         Selected income statement data for the Company's discontinued operations for the years ended December 31 is as follows:


                                                                                   1998
                                                            -------------------------------------------------
                                                              Automotive         Solid
                                                                Rental           Waste             Total
                                                                ------           -----             -----
Revenue.................................................... $       3,453.6  $        1,369.1  $      4,822.7
                                                            ===============  ================  ==============


Pre-tax income.............................................           170.1             292.5           462.6
Provision for income taxes.................................            61.3             105.3           166.6
Extraordinary charge, net of income taxes..................              --                --              --
Minority interest in RSG...................................              --              33.9            33.9
                                                            ---------------  ----------------  --------------
Net income.................................................           108.8             153.3           262.1
Previously estimated and accrued losses....................              --                --              --
                                                            ---------------  ----------------  --------------

Income from discontinued operations........................ $         108.8  $          153.3  $        262.1
                                                            ===============  ================  ==============



                                                                               1999                                2000
                                                       -----------------------------------------------------
                                                        Automotive              Solid                           Automotive
                                                          Rental                Waste            Total            Rental
                                                          ------                -----            -----            ------

Revenue............................................... $     3,542.3        $        552.5  $        4,094.8  $        1,721.2
                                                       =============        ==============  ================  ================


Pre-tax income........................................        (88.2)    (1)          100.8              12.6            (14.8)
Provision (benefit) for income taxes..................        (18.8)                  38.8              20.0             (5.8)
Extraordinary charge, net of income taxes.............           1.6                    --               1.6                --
Minority interest in RSG..............................            --                  21.6              21.6                --
                                                       -------------        --------------  ----------------  ----------------
Net income (loss).....................................        (71.0)                  40.4             (30.6)             (9.0)
Previously estimated and accrued losses...............            --                    --                --              22.1
                                                       -------------        --------------  ----------------  ----------------
Income (loss) from discontinued operations............ $      (71.0)        $         40.4 $          (30.6) $            13.1
                                                       =============        ==============  ================  ================


-----------
(1) Includes pre-tax restructuring and other charges of $40.5 million in 1999 primarily related to ANC Rental's consolidation of its North American operations and other restructuring activities.


12. DERIVATIVE FINANCIAL INSTRUMENTS

         The Company has entered into interest rate derivative transactions with certain financial institutions to manage the impact of interest rate changes on securitized installment loan receivables. These derivative transactions consist of a series of interest rate caps and floors with an aggregate notional amount of $576.3 million contractually maturing through 2006 which effectuate a variable to fixed rate swap at a weighted average rate of 6.62% at December 31, 2000. Variable rates on the underlying portfolio are indexed to the Commercial Paper Nonfinancial Rate.

         The amounts exchanged by the counterparties to interest rate derivatives are based upon the notional amounts and other terms, generally related to interest rates, of the derivatives. While notional amounts of interest rate derivatives form part of the basis for the amounts exchanged by the counterparties, the notional amounts are not themselves exchanged and, therefore, do not represent a measure of the Company's exposure as an end user of derivative financial instruments.

         The Company is exposed to credit related losses in the event of non-performance by counterparties to derivative financial instruments. The Company monitors the credit worthiness of the counterparties and presently does not expect default by any of the counterparties. The Company does not obtain collateral in connection with its derivative financial instruments.

         The credit exposure that results from interest rate contracts is represented by the fair value of contracts with a positive fair value as of the reporting date. See Note 14, Fair Value of Financial Instruments, for the fair value of derivatives.

13. ASSET SECURITIZATIONS

         The Company securitizes installment loan receivables through a $1.0 billion commercial paper warehouse facility with unrelated financial institutions. During 2000, the Company sold unsecured installment loan finance receivables of $580.1 million under this program, net of retained interests. The Company continues to service and receive annual servicing fees on the outstanding balance of securitized receivables. The Company also retains a subordinated interest in the sold receivables and the rights to future cash flows arising from the receivables after the investors receive their contractual return. The Company provides additional credit enhancement in the form of restricted cash deposits. At December 31, 2000, $576.3 million was outstanding under this program, net of retained interests. As further discussed in Note 12, Derivative Financial Instruments, the Company enters into interest rate protection agreements to manage the interest rate changes on amounts securitized and on the Company's retained interests.

         The Company also securitizes installment loan receivables through the issuance of asset-backed notes through a non-consolidated special purpose entity under a $2.0 billion shelf registration statement. Through December 31, 2000, $1.48 billion has been issued and approximately $521.5 million remains to be issued under this program. The Company uses proceeds from these notes to refinance installment loans previously securitized under the warehouse facility and to securitize additional loans held by the Company. The Company provides credit enhancement related to these notes in the form of overcollateralization, a reserve fund and a third party surety bond. The Company retains responsibility for servicing the loans for which it is paid a servicing fee. During 2000, approximately $691.7 million in additional asset-backed notes were issued and at December 31, 2000, $1.0 billion was outstanding under this program, net of retained interests.

         These transactions typically result in the recording of a securitization asset in the form of an interest-only strip which represents the present value of the future residual cash flows from securitized receivables. The investors and the securitization trusts have no recourse to the Company's assets for failure of debtors to pay when due except to the extent of the Company's rights to future cash flow and any subordinated interest the Company retains.

         In 2000, recognized pre-tax gains on the securitization of installment loan receivables were not material to the Company's
Consolidated Financial Statements.

         A summary of cash flows received from securitization trusts for the year ended December 31, 2000, were as follows:


Proceeds from securitizations under warehouse facility........ $        580.1
Proceeds from securitizations under shelf registration........          691.7
Servicing fees received.......................................           17.4
Other cash flows received on retained interests(1)............           70.7
Purchases of assets from warehouse facility...................         (639.6)

                                                               $        720.3
                                                               ==============

-----------

(1) Other cash flows primarily include cash flows from interest-only strips and other retained interests, excluding servicing fees.

         The key economic assumptions used in measuring the retained interests and net initial gains or losses at the date of securitization resulting from securitizations completed during the year ended December 31, 2000 were as follows:



Description:                                                     Assumption(1)
------------                                                     -------------

Voluntary prepayment speed (ABS)..............................           1.33%
Weighted-average life (in years)..............................            1.72
Expected credit losses (annual rate)..........................           1.08%
Discount rate on residual cash flows (annual rate)............           9.50%
Yield (interest rate on receivables)..........................          12.05%
Variable rate to investors....................................           7.39%

-----------

(1) The weighted-average rates for securitizations entered into during the period for securitizations of loans with similar characteristics.

         At December 31, 2000, the carrying value (current fair value) of the interest-only strips was $68.5 million, with a weighted-average life of
1.58 years. The sensitivity of the current fair value of the residual cash flows to 10 percent and 20 percent unfavorable changes in assumptions are presented in the table below. These sensitivities are hypothetical and should not be considered to be predictive of future performance. The effect of a variation in a particular assumption on the fair value of the residual cash flow is calculated independently from any change in another assumption. In reality, changes in one factor may contribute to changes in another (for example, increases in market interest rates may result in lower prepayments and increased credit losses), which might magnify or counteract the sensitivities. Furthermore, the estimated fair values as disclosed should not be considered indicative of future earnings on these assets. The current annual rate assumptions reflect expected performance of the total loans securitized as of December 31, 2000.


                                                                                   $ Effect on Interest-Only Strip of
                                                                                   ----------------------------------
                                                                  Current            10% Change           20% Change
Description:                                                  Rate Assumption       in Assumption        in Assumption

Voluntary prepayment speed (ABS)...........................               1.16%                  $2.4                $4.8
Expected credit losses (annual rate).......................               1.06%                  $2.2                $4.3
Discount rate on residual cash flows (annual rate).........               9.50%                  $1.0                $1.9
Variable rate to investors (annual rate)...................               7.30%                 $16.6               $32.9



         As of December 31, 2000, the Company had expected static pool credit losses of 2.28%, which would have averaged to an annual rate of 1.13%.

         The following summarizes information about managed or securitized installment loans and delinquencies and net credit losses at December 31, 2000:



                                          Total Principal          Principal Amount of Loans
                                          Amount of Loans           60 Days or More Past Due
                                          ---------------           ------------------------

Loans securitized....................     $      1,619.2                  $    7.8
Loans retained on balance sheet......               50.3                       0.4
                                          ----------------               ------------

Total loans managed or securitized...     $      1,669.5                  $    8.2
                                           ================              ============

         Net credit losses are charge-offs less recoveries and are based on total installment loans managed or securitized. Net credit losses during the year ended December 31, 2000 totaled $31.5 million.

14. FAIR VALUE OF FINANCIAL INSTRUMENTS

         The fair value of a financial instrument represents the amount at which the instrument could be exchanged in a current transaction between willing parties, other than in a forced sale or liquidation. Fair value estimates are made at a specific point in time, based on relevant market information about the financial instrument. These estimates are subjective in nature and involve uncertainties and matters of significant judgment, and therefore cannot be determined with precision. The assumptions used have a significant effect on the estimated amounts reported.

         The following methods and assumptions were used by the Company in estimating fair value disclosures for financial instruments:

         o Cash and cash equivalents, trade and manufacturer receivables, other current assets, accounts payable, accrued liabilities, other current liabilities and variable rate debt: the amounts reported in the accompanying Consolidated Balance Sheets approximate fair value.

         o Installment loans receivable and retained interests in securitized receivables: The fair value of installment loans receivable and retained interests in securitized receivables are estimated based upon the discounted value of the future cash flows expected to be received. Significant assumptions used to estimate the fair value at December 31, 1999 and 2000 are as follows: discount rate--9.64% and 9.51%; cumulative loss rate--1.93% and 2.39%; and prepayment rate--1.50% and 1.16%.

         o Interest rate swaps, caps and floors: the fair value of interest rate swaps, caps and floors is determined from dealer quotations and represents the discounted future cash flows through maturity or expiration using current rates, and is effectively the amount the Company would pay or receive to terminate the agreements.

         The following table sets forth the carrying amounts and fair values of the Company's financial instruments, except for those noted above for which carrying amounts approximate fair value, as of December 31:



                                                                                    1999                       2000
                                                                         ---------------------------   -------------------------
                                                                            Carrying        Fair       Carrying       Fair
Assets (Liabilities)                                                         Amount        Value        Amount       Value
                                                                             ------        -----        ------       -----
Installment loans receivable............................................ $      83.8     $    84.8      $ 50.3      $   53.9
Retained interests in securitized receivables:
   Principal............................................................ $     101.4     $   101.3      $ 76.1      $   76.7
   Interest-only strips................................................. $      51.8     $    51.8      $ 68.5      $   68.5
   Servicing assets..................................................... $       8.2     $     8.2      $  7.5      $    7.9
Interest rate caps......................................................          --     $    18.5      $   --      $    2.6
Interest rate floors....................................................          --     $    (7.7)     $   --      $  (14.3)
Interest rate swaps.....................................................          --     $     0.1      $   --      $   --


15. BUSINESS AND CREDIT CONCENTRATIONS

         The Company owns and operates franchised automotive dealerships in the United States.

         Automotive dealerships operate pursuant to franchise agreements with vehicle manufacturers. Franchise agreements generally provide the manufacturers or distributors with considerable influence over the operations of the dealership and generally provide for termination of the franchise agreement for a variety of causes. The success of any franchised automotive dealership is dependent, to a large extent, on the financial condition, management, marketing, production and distribution capabilities of the vehicle manufacturers or distributors of which the Company holds franchises. At December 31, 1999 and 2000, the Company had receivables from manufacturers or distributors of $134.1 million and $131.2 million, respectively.

         The Company purchases substantially all of its new vehicles from various manufacturers or distributors at the prevailing prices to all franchised dealers. The Company's sales volume could be adversely impacted by the manufacturers' or distributors' inability to supply the dealerships with an adequate supply of vehicles.

         Concentrations of credit risk with respect to non-manufacturer trade receivables are limited due to the wide variety of customers and markets in which the Company's products are sold as well as their dispersion across many different geographic areas in the United States. Consequently, at December 31, 2000, the Company does not consider itself to have any significant non-manufacturer concentrations of credit risk.

16. QUARTERLY INFORMATION (UNAUDITED)

         The Company's operations generally experience higher volumes of vehicle sales in the second and third quarters of each year in part due to consumer buying trends and the introduction of new vehicle models. Also, demand for cars and light trucks is generally lower during the winter months than in other seasons, particularly in regions of the United States where dealerships may be subject to harsh winters. Accordingly, the Company expects revenue and operating results to be generally lower in the first and fourth quarters as compared to the second and third quarters.

         Operating income (loss) in the fourth quarter of 1999 includes restructuring and impairment charges of $443.7 million, as described in
Note 10, Restructuring and Impairment Charges (Recoveries), Net.

         The following is an analysis of certain items in the Consolidated Income Statements by quarter for 1999 and 2000:


                                                                             First        Second       Third         Fourth
                                                                            Quarter      Quarter      Quarter       Quarter
                                                                            -------      -------      -------       -------
Revenue........................................................   1999    $    4,562.7   $  5,069.6  $    5,459.7  $   5,019.8
                                                                  2000         5,230.2      5,339.5       5,338.1      4,701.8
Operating income (loss)........................................   1999           120.1        183.1         170.3       (363.7)
                                                                  2000           163.0        203.9         197.3        160.6
Income (loss) from continuing operations.......................   1999            58.4         97.1          92.6       (279.6)
                                                                  2000            64.7         96.6          93.1         73.7
Basic earnings (loss) per share from continuing
   operations(1)...............................................   1999            0.13         0.22          0.22         (0.71)
                                                                  2000            0.18         0.27          0.26          0.21
Diluted earnings (loss) per share from continuing
   operations(1)...............................................   1999            0.13         0.21          0.22         (0.71)
                                                                  2000            0.18         0.27          0.26          0.21
Net income (loss)..............................................   1999            80.1        501.2         104.7       (403.1)
                                                                  2000            62.3        100.8          93.1         73.7

-----------

(1) Quarterly basic and diluted earnings (loss) per share from continuing operations may not equal earnings per share for the year as reported in the Consolidated Income Statements due to the effect of the calculation of weighted-average common stock equivalents on a quarterly basis.

         The following table sets forth, for the periods indicated, the high and low prices per share of the Company's Common Stock as reported by the New York Stock Exchange.


                                                        High        Low
                                                        ----        ---
1999
First Quarter....................................... $    16.94 $     12.13
Second Quarter...................................... $    18.38 $     11.63
Third Quarter....................................... $    17.88 $     11.50
Fourth Quarter...................................... $    12.69 $      7.50



                                                         High        Low
                                                         ----        ---
2000
First Quarter....................................... $     9.31   $    6.13
Second Quarter...................................... $    10.75   $    7.00
Third Quarter....................................... $     7.31   $    5.63
Fourth Quarter...................................... $     7.19   $    4.63

         On June 30, 2000, the Company completed the tax-free spin-off to its stockholders of all of the capital stock of ANC Rental. The spin-off was completed by issuing to each of the Company's stockholders of record as of June 16, 2000 one share of ANC Rental common stock for each eight shares of AutoNation common stock held by such stockholder. The stock prices presented above reflect historical stock prices during fiscal 2000 and 1999 and have not been restated to reflect the distribution of ANC Rental common stock to the Company's stockholders.

17.      SUBSEQUENT EVENTS

         In connection with the spin-off of ANC Rental in June 2000, the Company provides certain guarantees and credit enhancements with respect to financial and performance obligations of ANC Rental, including acting as a guarantor under certain motor vehicle and real property leases and acting as an indemnitor with respect to certain surety bonds issued on ANC Rental's behalf. The Company receives fees for providing these guarantees commensurate with market rates. The Company is also a party to certain agreements with ANC Rental (the "ANC Rental Agreements"), including a Separation and Distribution Agreement and a Tax Sharing Agreement, pursuant to which both ANC Rental and the Company have certain obligations. ANC Rental reported a net loss for the fourth quarter of 2000 of $44.0 million, resulting in an aggregate net loss for 2000 of $2.0 million, and a net loss of $56.6 million for the six months ended June 30, 2001. ANC Rental has announced that, due in part to the terrorist attacks against the United States on September 11, 2001, it has suffered a significant decline in consumer demand for rental cars and that it expects to report a substantial loss for the full year 2001. ANC Rental also indicated that it is currently under discussions with its creditors, the United States federal government and other parties in order to review liquidity options and other financial issues. Additionally, ANC Rental announced that it has reached agreements with its lenders to suspend certain financial covenants under certain credit agreements until November 15, 2001 and to defer until November 30, 2001 a principal payment of $70.0 million due on October 1, 2001. If ANC Rental is unable to meet its obligations, the Company will likely be called on to perform under its credit enhancements and guarantees, which could have a material adverse effect on the Company's business, financial condition and cash flows. ANC Rental has been accounted for as a discontinued operation and, accordingly, the Company expects that payments made by the Company pursuant to the foregoing credit enhancements and guarantees, if any, would not impact its reported results from continuing operations.

         Under the motor vehicle lease agreement referenced above, ANC Rental currently leases approximately 14,000 vehicles. Under this vehicle lease agreement, which expires at the conclusion of the leases for model year 2002 vehicles, ANC Rental is responsible for lease payments that the Company believes are between $3.0 and $4.0 million per month. The Company believes that ANC Rental typically leases vehicles under this lease agreement for a period of approximately six months per vehicle. Under the real property leases that the Company guarantees, which expire in July 2017, ANC Rental leases twelve parcels of property at an aggregate rent of approximately $3.0 million per year. The Company's indemnification obligations with respect to the surety bonds issued on behalf of ANC Rental are capped at $29.5 million in the aggregate. In addition, in the event of the bankruptcy of ANC Rental, the Company's claims against ANC Rental under the terms of the ANC Rental Agreements may be extinguished or unenforceable. These claims could include indemnification rights with respect to payments made by the Company to the Internal Revenue Service as a result of audit adjustments in the Company's consolidated federal income tax returns relating to ANC Rental's automotive rental businesses prior to the spin-off. In the event that the Company is called on to perform under the foregoing credit enhancements and guarantees and the Company has claims under the ANC Rental Agreements that ANC Rental cannot satisfy, the Company estimates that its aggregate obligations under the credit enhancements, guarantees and ANC Rental Agreements could be in the range of $50 million to $150 million. However, the exposure is difficult to estimate and the Company cannot be certain that its aggregate obligations under these credit enhancements, guarantees and ANC Rental Agreements relating to ANC Rental will not be materially above the range indicated above.

         As of June 30, 2001, the Company had $396.0 drawn under a multi-year unsecured revolving credit facility which provided $1.0 billion of financing and was scheduled to mature April 2002. This facility was repaid in full and terminated on August 10, 2001. On August 10, 2001, the Company entered into two new senior secured revolving credit facilities with aggregate borrowing capacity of $500.0 million. One facility is a 364-day revolving credit facility which provides borrowing capacity up to $200.0 million at a LIBOR-based interest rate. The other facility provides borrowing capacity up to $300.0 million at a LIBOR-based rate and has a five-year term. These facilities are secured by a pledge of the capital stock of two subsidiaries of the Company and are guaranteed by substantially all of the Company's subsidiaries.

         On August 10, 2001, AutoNation, Inc. sold $450.0 million of 9% senior unsecured notes due August 1, 2008 at a price of 98.731% of face value. The notes were issued by AutoNation, Inc. and are guaranteed by substantially all of its subsidiaries. AutoNation, Inc. has no independent assets or operations, the guarantees of its subsidiaries are full and unconditional and joint and several, and any of the subsidiaries other than the subsidiary guarantors are minor.

         The Company used the net proceeds of the offering and borrowings under the new revolving credit facilities to repay outstanding amounts under the $1.0 billion revolving credit facility and certain other debt. The Company will use any additional amounts drawn to finance capital expenditures, strategic acquisitions, working capital and other general corporate purposes.

         The Company's new credit facilities and the indenture for the Company's senior notes contain numerous, customary financial and operating covenants that place certain restrictions on the Company, including with respect to the Company's ability to incur additional indebtedness, to create liens or other encumbrances, to make certain payments (including dividends and share repurchases), acquisitions or investments, to dispose of certain assets and merge or consolidate with other entities. The new credit facilities and the indenture also require the Company to meet certain customary financial ratios and tests.

         The Company securitizes installment loan receivables through the issuance of asset-backed notes through a non-consolidated special purpose entity under a shelf registration statement. In August 2001, the Company amended the shelf registration statement relating to this program to provide an aggregate capacity of $2.0 billion. In September 2001, the Company issued approximately $850.0 million in asset- backed notes under this program.

18.      2001 QUARTERLY INFORMATION (UNAUDITED)

         The following is an analysis of certain items in the Consolidated Income Statements by quarter for 2001:



                                                        First           Second
                                                       Quarter         Quarter
                                                       -------         -------
Revenue.........................................  $      4,887.0    $  4,942.1

Operating income................................           152.9         183.5
Income from continuing operations...............            59.9          86.3
Net income .....................................            59.9          86.3

Basic and diluted earnings per share from
   continuing operations(1).....................            0.17          0.26

-----------

(1) Quarterly basic and diluted earnings per share from continuing operations may not equal earnings per share for the six months ended as reported in the Consolidated Income Statements due to the effect of the calculation of weighted-average common stock equivalents on a quarterly basis.


Introduction

         The following notes relate to the unaudited condensed consolidated financial statements included in the Quarterly Report on Form 10-Q for AutoNation, Inc. and its subsidiaries (the "Company") for the six months ended June 30, 2001.

1. INTERIM FINANCIAL STATEMENTS

         The accompanying unaudited condensed consolidated financial statements include the accounts of the Company and have been prepared by the Company pursuant to the rules and regulations of the Securities and Exchange Commission. All significant intercompany accounts and transactions have been eliminated. Certain information related to the Company's organization, significant accounting policies and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted. These unaudited condensed consolidated financial statements reflect, in the opinion of management, all material adjustments (which include only normal recurring adjustments) necessary to fairly state, in all material respects, the financial position and the results of operations for the periods presented and the disclosures herein are adequate to make the information presented not misleading in any material respect.

         Operating results for interim periods are not necessarily indicative of the results that can be expected for a full year. These interim financial statements should be read in conjunction with the Company's audited consolidated financial statements and notes thereto included in the Company's most recent Annual Report on Form 10-K.

         As discussed in Note 13, Discontinued Operations, the Company's former automotive rental businesses, organized under ANC Rental Corporation ("ANC Rental"), have been accounted for as discontinued operations in the accompanying unaudited condensed consolidated financial statements and accordingly, the operating results of ANC Rental for the periods prior to disposition have been classified as discontinued operations in the accompanying unaudited condensed consolidated financial statements presented.

         In order to maintain consistency and comparability between periods presented, certain amounts have been reclassified from the previously reported financial statements to conform with the financial statement presentation of the current period.


2. INVENTORY

         Inventory consists of the following:



                                             December 31,             June 30,
                                                 2000                   2001
                                                 ----                   ----
New vehicles..........................   $      2,295.8      $        1,960.5
Used vehicles.........................            317.9                 329.0
Parts, accessories and other..........            155.5                 149.8
                                         --------------      ----------------
                                         $      2,769.2      $        2,439.3
                                         ==============      ================


3. NOTES PAYABLE AND LONG-TERM DEBT

         Notes payable and long-term debt consist of the following:



                                                     December 31,     June 30,
                                                         2000           2001
                                                         ----           ----

Floorplan facilities............................ $    2,454.0     $ 2,110.1
Revolving credit facilities.....................        615.0         396.0
Other debt......................................        242.2         302.1
                                                 ------------     ----------
                                                      3,311.2       2,808.2
Less: current portion...........................     (2,460.8)     (2,117.5)
                                                 ------------     ----------
   Long-term debt, net of current maturities.... $      850.4     $   690.7
                                                 ============     ==========

         The Company finances vehicle inventory through secured floorplan facilities at a LIBOR-based rate of interest with manufacturers' captive finance subsidiaries, as well as independent financial institutions. As of June 30, 2001, capacity was approximately $3.5 billion.

         As of June 30, 2001, the Company had $396.0 million drawn under a multi-year unsecured revolving credit facility which provided $1.0 billion of financing and was scheduled to mature April 2002. This facility was repaid in full and terminated on August 10, 2001. Another facility provided $250.0 million of borrowing capacity until its termination on June 29, 2001. On August 10, 2001, the Company entered into two new senior secured revolving credit facilities with aggregate capacity of $500.0 million. One facility is a 364-day revolving credit facility which provides borrowings up to $200.0 million at a LIBOR-based interest rate. The other facility provides borrowings up to $300.0 million at a LIBOR-based interest rate and has a five-year term. These facilities are secured by a pledge of the capital stock of two subsidiaries of the Company and are guaranteed by substantially all of the Company's subsidiaries.

         On August 10, 2001, the Company sold $450.0 million of 9.0% senior unsecured notes due August 1, 2008 at a price of 98.731% of face value. The notes are guaranteed by substantially all of the Company's subsidiaries.

         The Company used the net proceeds of the offering and borrowings under the new revolving credit facilities to repay outstanding amounts under the $1.0 billion revolving credit facility and certain other debt and will use any additional amounts drawn to finance capital expenditures, strategic acquisitions, working capital and other general corporate purposes.

         In June 2001, the Company entered into a mortgage facility with an automotive manufacturer's captive finance subsidiary with an aggregate capacity of $150.0 million. As of June 30, 2001, the amount outstanding under this mortgage facility was $116.7 million and has been included in Other Debt above. The facility has a ten-year term, bears interest at a LIBOR-based rate and is secured by mortgages on certain of our dealerships' real property.

         The Company's new credit facilities and the indenture for the Company's senior notes contain numerous customary financial and operating covenants that place certain restrictions on the Company, including with respect to the Company's ability to incur additional indebtedness, to create liens or other encumbrances, to make certain payments (including dividends and share repurchases), acquisitions or investments, and to dispose of certain assets and merge or consolidate with other entities. The new credit facilities and the indenture also require the Company to meet certain customary financial ratios and tests.

4. SHAREHOLDERS' EQUITY

         During the six months ended June 30, 2001, the Company repurchased
15.0 million shares of its common stock for an aggregate purchase price of $129.2 million. Through June 30, 2001, an aggregate of 142.7 million shares of common stock have been acquired under the Company's share repurchase programs for an aggregate purchase price of $1.61 billion, leaving $137.9 million available for share repurchases under the program.

5. INCOME TAXES

         Income taxes have been provided based upon the Company's anticipated annual effective income tax rate.

         Over the past four years, the Company has engaged in certain transactions that are of a type that the Internal Revenue Service has recently indicated it intends to challenge. A significant amount of the Company's deferred tax liabilities relates to these transactions. The Company believes that its tax returns appropriately reflect such transactions. However, at the present time, the Company is unable to predict the outcome of any challenge if the IRS determines to challenge the tax reporting of such transactions. An unfavorable settlement or adverse resolution of these matters could have a material adverse effect on the Company's financial condition, results of operations, cash flows and assets.

6. EARNINGS PER SHARE

         Basic earnings per share is computed by dividing net income by the weighted-average number of common shares outstanding during the period. Diluted earnings per share is based on the combined weighted-average number of common shares and common share equivalents outstanding which include, where appropriate, the assumed exercise or conversion of options and warrants.

         The computation of weighted-average common and common equivalent shares used in the calculation of basic and diluted earnings per share is shown below:



                                                              Six Months Ended
                                                                  June 30,
                                                             2000         2001
                                                             ----         ----

Weighted average common shares outstanding used to
   calculate basic earnings per share......................   364.2       339.3
Effect of dilutive options and warrants....................     0.2         1.4
                                                             -------      -----
Weighted average common and common equivalent shares
   used to calculate diluted earnings per share............   364.4       340.7
                                                             ======       =====


   At June 30, 2001 and 2000, the Company had approximately 54.4 million and 42.5 million of stock options outstanding, respectively, of which 43.4 million and 42.2 million, respectively, have been excluded from the computation of diluted earnings per share since they are anti-dilutive.


7. COMPREHENSIVE INCOME

   Comprehensive income is as follows:


                                                          Six Months Ended
                                                              June 30,
                                                        2000           2001
                                                        ----           ----

Net income.....................................    $    163.1      $   146.2
Other comprehensive income (loss)..............           4.0           (0.8)
                                                   ----------      ----------
Comprehensive income...........................    $    167.1      $   145.4
                                                   ==========      ==========


8. BUSINESS ACQUISITIONS AND DIVESTITURES

         Businesses acquired through June 30, 2001 are accounted for under the purchase method of accounting and are included in the unaudited condensed consolidated financial statements from the date of acquisition.

         During the six months ended June 30, 2001 and 2000, the Company acquired various automotive retail businesses and paid approximately $27.0 million and $78.1 million, respectively, in cash for these acquisitions. During the six months ended June 30, 2001 and 2000, the Company also paid approximately $6.2 million and $114.2 million, respectively, in deferred purchase price for certain prior year automotive retail acquisitions.

         The preliminary purchase price allocations for business combinations relating to continuing operations for the six months ended June 30, were as follows:


                                                              2000       2001
                                                              ----       ----
Property and equipment................................... $      2.1    $ 20.9
Intangible and other assets..............................       80.7       7.1
Working capital..........................................       34.1       0.1
Debt assumed.............................................      (36.7)     (1.4)
Other....................................................       (2.1)      0.3
                                                          ----------    -------
Cash used in acquisitions, net of cash acquired.......... $     78.1    $ 27.0
                                                          ==========    =======


         In April 2001, the Company completed the sale of its Flemington dealer group, resulting in the substantial completion of the Company's non-core dealership divestiture plan. Net proceeds were $59.0 million, resulting in a pre-tax gain of $19.1 million which was included in Other Gains in the accompanying 2001 Unaudited Condensed Consolidated Income Statements. Revenue for the operations disposed or to be disposed, including the Flemington dealer group, was $132.6 million and $570.5 million during the six months ended June 30,2001 and 2000, respectively. Operating income for the operations disposed or to be disposed was $.5 million and $16.5 million for the six months ended June 30, 2001 and 2000, respectively.

9. ASSET SECURITIZATIONS

         The Company securitizes installment loan receivables through a $1.0 billion commercial paper warehouse facility with unrelated financial institutions. During the six months ended June 30, 2001, the Company sold installment loan finance receivables of $343.6 million under this program, net of retained interests. The Company also securitizes installment loan receivables through the issuance of asset-backed notes through a non-consolidated special purpose entity under a $2.0 billion shelf registration statement. These transactions typically result in the recording of a securization asset in the form of an interest-only strip, which represents the present value of the estimated future residual cash flows from securitized receivables. For the six months ended June 30, 2001 and 2000, the Company recognized pre-tax gains/(losses) of $6.0 million and $(.9) million, respectively, on the securitization of installment loan receivables which has been included in Revenue in the 2001 and 2000 Unaudited Condensed Consolidated Income Statements.

         The key economic assumptions used in measuring the retained interests and initial gains or losses at the date of securitization resulting from securitizations completed during the six months ended June 30, 2001 were as follows:


Description:                                               Assumption(1)
------------                                               -------------

Voluntary prepayment speed (ABS).......................            1.15%
Weighted-average life (in years).......................             1.95
Expected credit losses (annual rate)...................            1.17%
Discount rate on residual cash flows (annual rate).....            9.50%
Yield (annual interest rate on receivables)............           11.00%
Variable rate to warehouse investors (annual rate).....            5.28%
----------

(1) The weighted-average rates for securitizations entered into during the period for securitizations of loans with similar characteristics.

         At June 30, 2001, the carrying value (current fair value) of the interest-only strips was $71.5 million which is included in Receivables, net, in the Unaudited Condensed Consolidated Balance Sheets, with a weighted-average life of 1.53 years. At June 30, 2001, the sensitivity of the current fair value of the residual cash flows to immediate 10 percent and 20 percent unfavorable changes in assumptions are presented in the table below. These sensitivities are hypothetical and should not be considered to be predictive of future performance. As the figures indicate, the change in fair value based on a ten percent variation in assumptions cannot necessarily be extrapolated because the relationship of the change in assumption to the change in fair value may not be linear. Also, in this table, the effect of a variation in a particular assumption on the fair value of residual cash flows is calculated independently from any change in another assumption. In reality, changes in one factor may contribute to changes in another (for example, increases in market interest rates may result in lower prepayments and increased credit losses), which might magnify or counteract the sensitivities. Furthermore, the disclosed estimated fair values should not be considered indicative of future earnings on these assets. The current rate assumptions below reflect the expected performance of the total loans securitized as of June 30, 2001.



                                                                                   $ Effect On Interest-Only Strip of
                                                                                   ----------------------------------
                                                                      Current          10% Change       20% Change
                                                                  Rate Assumption    In Assumption     In Assumption
                                                                  ---------------    -------------     --------------
Voluntary prepayment speed (ABS)...............................       1.15%$              2.5 $           5.0
Expected credit losses (annual rate)...........................       1.45%$              2.5 $           5.0
Discount rate on residual cash flows                                                      1.0
(annual rate)..................................................       9.50%$                  $           2.0
Variable rate to warehouse investors (annual rate).............       6.81%$              8.3 $          16.5


         As of June 30, 2001, the Company had expected static pool credit losses on its total portfolio of 2.87%, which would have averaged to an annual rate of 1.42%.

10. DERIVATIVE FINANCIAL INSTRUMENTS

         Effective January 1, 2001, the Company adopted the provisions of Statement of Financial Accounting Standards No. 133, Accounting for Derivative Instruments and Hedging Activities ("SFAS 133"), as amended. SFAS 133 establishes accounting and reporting standards requiring that every derivative instrument (including certain derivative instruments embedded in other contracts) be recorded in the balance sheet as either an asset or liability measured at its fair value. SFAS 133 requires that changes in the derivative instrument's fair value be recognized currently in earnings. The accounting for the portion reported in earnings due to changes in fair value of the derivative instrument depends on whether the derivative qualifies as a hedge. If the derivative instrument does not qualify as a hedge, the gains or losses are reported in earnings when they occur. Special accounting for qualifying hedges allows a derivative instrument's gains and losses to offset related results on the hedged item in earnings, to the extent effective, and requires that a company formally document, designate, and assess the effectiveness of transactions that receive hedge accounting.

         The Company maintains an overall risk management strategy that utilizes a variety of interest rate financial instruments to mitigate its exposure to fluctuations caused by volatility in interest rates. The Company does not use derivative financial instruments for trading purposes.

         The Company has entered into certain interest rate derivative transactions with certain financial institutions to manage the impact of interest rate changes on securitized installment loan receivables. These derivative transactions consist of a series of interest rate caps and floors at the same strike price with an aggregate notional amount of $824.4 million contractually maturing through 2007 which effectuate a variable to fixed rate swap at a weighted average rate of 5.95%. In addition in 2001, the Company has entered into a series of forward starting swaps with a maximum aggregate notional amount of $124.5 million contractually maturing through 2007 which effectuate a fixed to variable rate swap at a weighted average rate of 5.49%. Variable rates on the underlying portfolio are indexed to the Commercial Paper Nonfinancial rate.

         The Company's derivative transactions do not meet the criteria for hedge accounting under SFAS 133 since the derivative transactions are designed to economically hedge the exposure of items remeasured with the changes in fair value recorded in earnings.

         The Company's retained interests in securitized installment loan receivables are considered hybrid instruments under SFAS 133. Included in the hybrid instrument is an embedded derivative instrument for the interest and prepayment components of the risk of the securitized installment loan receivables.

         SFAS 133 requires that the Company's embedded derivative instrument be separated from the host contract and carried at fair value. Because the Company is not using the embedded derivative instrument as a hedging instrument, SFAS 133 requires that the Company report the embedded derivative instrument on its balance sheet and changes in the fair value of the embedded derivative instrument currently in earnings.

         As of January 1, 2001, the Company recorded its embedded derivative instrument and its caps and floors on its balance sheet which resulted in an increase to assets and liabilities of approximately $14.3 million and an immaterial effect to earnings.

         The Company records the gains and losses from its embedded derivative contracts and other derivatives as a component of revenue. The fair value of the derivative contracts is included in other assets and other liabilities in the accompanying unaudited condensed consolidated balance sheets, as applicable.

         During the six months ended June 30, 2001, the Company recorded a net loss of $.2 million representing the change in fair value of its embedded derivative contracts offset by the change in fair value of its other derivative instruments.


11. RESTRUCTURING AND IMPAIRMENT CHARGES, NET

         During the fourth quarter of 1999, the Company approved a plan to restructure certain of its operations. The restructuring plan was comprised of the following major components: (1) exiting the used vehicle megastores business; and (2) reducing the corporate workforce. The restructuring plan also included divesting of certain non-core franchised dealerships. Approximately 2,000 positions were eliminated as a result of the restructuring plan of which 1,800 were megastore positions and 200 were corporate positions. These restructuring activities resulted in pre-tax charges of $443.7 million in 1999. These pre-tax charges included $286.9 million of asset impairment charges; $103.3 million of reserves for residual value guarantees for closed lease properties; $26.2 million of severance and other exit costs; and $27.3 million of inventory related costs. The $286.9 million asset impairment charge consisted of: $244.9 million of megastore and other property impairments; $26.6 million of goodwill impairment reserves for the divestiture of certain non-core franchised automotive dealerships; and $15.4 million of information systems impairments.

         Closed megastores and other properties are being disposed of through sales to third parties. Although these properties are being aggressively marketed, their ultimate disposition will not likely be substantially completed until late 2001.

         The following summarizes the activity and remaining balance in the Company's restructuring and impairment reserves for the six months ended June 30, 2001:



                                                                                          Deductions
                                                       Balance         Amounts                                Balance
                                                     December 31,      Charged                                June 30,
Reserve                                                  2000         to Income        Cash       Non-Cash      2001
-------                                                  ----         ---------        ----       --------      ----

Asset reserves:
   Asset impairment................................ $     161.4     $       4.3      $   --      $ (54.5)    $ 111.2
Accrued liabilities:
   Severance and other exit costs..................         1.2             0.3        (0.8)          --        0.7
   Finance lease residual
     value write-down..............................          --             4.1          --         (4.1)        --
                                                    -----------     -----------     -------      --------    -------
                                                    $     162.6     $       8.7     $  (0.8)     $ (58.6)    $ 111.9
                                                    ===========     ===========     ========     ========    =======


         The following summarizes the components of the $8.7 million amount charged to income during the six months ended June 30, 2001:


                                        Net Gain on          Additional
                                      Sold Properties    Impairment Charges      Other         Total

Asset reserves:
   Asset impairment..................    $       (1.0)    $         5.3         $   --      $    4.3
Accrued liabilities:
   Severance and other exit
      costs..........................              --                --            0.3           0.3
   Finance lease residual value
   write-down........................              --                --            4.1           4.1
                                         -------------    -------------         ------      --------
                                         $       (1.0)    $         5.3         $  4.4      $    8.7
                                         =============    =============         ======      ========



         During the six months ended June 30, 2001, the Company recognized an additional impairment charge totaling $5.3 million based on the re-evaluation of the fair value of certain properties. Additionally, the Company recognized an impairment charge totaling $4.1 million associated with the deterioration in residual values of finance lease receivables. The Company discontinued writing finance leases in mid-1999 and the majority of the leases terminate in late 2001.

12. COMMITMENTS AND CONTINGENCIES

         In October 2000, the California Department of Motor Vehicles ("California DMV") brought action against one of the Company's California dealerships for alleged customer fraud as well as several other claims. In April 2001, the California DMV action and a related action by the State of California were settled. As part of the settlement, the dealership closed its sales operations for six days, agreed to provide restitution to certain customers in the estimated amount of approximately $1.0 million and paid $1.1 million in fines, penalties and costs. Three purported civil class actions and other related lawsuits and claims have been filed or made against the dealership based on the allegations underlying the California DMV case.

         In an action filed in Florida state court in 1999, a wholly-owned subsidiary of the Company was accused of violating among other things the Florida Motor Vehicle Retail Sales Finance Act and the Florida Deceptive and Unfair Trade Practices Act by allegedly failing to deliver executed copies of retail installment contracts to customers of the Company's used vehicle megastores. In October 2000, the court certified the class of customers on whose behalf the action would proceed. In July 2001, Florida's Fourth District Court of Appeals upheld the certification of the class.

         Many of the Company's Texas dealerships have been named in three class action suits brought against the Texas Automobile Dealer's Association ("TADA") and new vehicle dealerships in Texas that are members of the TADA. The actions allege, among other things, that since January 1994 Texas dealers deceived customers with respect to a vehicle inventory tax and violated federal antitrust and other laws as well. These cases are currently pending in Texas State courts and federal district court.

         The Company intends to vigorously defend itself and assert available defenses with respect to each of the foregoing matters. Further, the Company has certain insurance coverage and rights of indemnification with respect to certain aspects of the foregoing matters. However, a settlement or an adverse resolution of one or more of these matters may result in the payment of significant costs and damages that could have a material adverse effect on the Company's business, financial condition, results of operations and cash flows.

         The Company is also a party to numerous other legal proceedings that arose in the conduct of its business. The Company does not believe that the ultimate resolution of these matters will have a material adverse effect on its business, financial condition, results of operations or cash flows. However, the results of these matters cannot be predicted with certainty and an unfavorable resolution of one or more of these matters could have a material adverse effect on its business, financial condition, results of operations and cash flows.

13. DISCONTINUED OPERATIONS

         On June 30, 2000, the Company completed the tax-free spin-off of ANC Rental. Accordingly, the operating results of ANC Rental have been classified as discontinued operations for all periods presented in the accompanying unaudited condensed consolidated financial statements. Income from discontinued operations during the six months ended June 30, 2000 is net of previously estimated losses of $22.1 million which were accrued in the fourth quarter of 1999 and additional costs associated with the spin-off totaling $11.3 million recorded in the second quarter of 2000.

         In connection with the spin-off, the Company provides ANC Rental with guarantees and credit enhancements with respect to certain financial and performance obligations of ANC Rental, including acting as a guarantor under certain motor vehicle and real property leases between ANC Rental and Mitsubishi Motor Sales of America, Inc. The Company receives fees for providing these guarantees commensurate with market rates. The Company also entered into certain agreements with ANC Rental in connection with the spin-off, including a separation and distribution agreement and a tax sharing agreement. ANC Rental reported an aggregate net loss for 2000 of $2.0 million, including a net loss of $44.0 million in the fourth quarter of 2000, and recently reported a net loss of $56.6 million for the six months ended June 30, 2001. ANC Rental also announced that it expects to report a substantial loss for the full year 2001. Accordingly, a failure by ANC Rental to meet its obligations could have a material adverse effect on the Company's business, financial condition, consolidated results of operations and cash flows.

         Selected statement of operations data for the Company's automotive rental discontinued operations is as follows:



                                                                                 Six Months
                                                                                 Ended June
                                                                                  30, 2000

Revenue..................................................................... $       1,721.2
                                                                             ===============
Pre-tax loss................................................................           (14.8
Benefit for income taxes....................................................            (5.8)
                                                                             ---------------
Net loss....................................................................            (9.0)
Loss on disposal of segment , net of income taxes...........................           (11.3)
Previously estimated and accrued losses, net of income taxes................            22.1
                                                                             ---------------
Income from discontinued operations......................................... $           1.8
                                                                             ===============


14. NEW ACCOUNTING PRONOUNCEMENTS

         On June 30, 2001 the Financial Accounting Standards Board (FASB) finalized and in July 2001 issued Statements of Financial Accounting Standards No. 141, "Business Combinations" ("SFAS 141") and No. 142, "Goodwill and Other Intangible Assets" ("SFAS 142").

         SFAS 141 requires all business combinations initiated after June 30, 2001 to be accounted for using the purchase method, eliminating the pooling of interests method. Additionally, acquired intangible assets should be separately recognized if the benefit of the intangible asset is obtained through contractual or other legal rights, or if the intangible asset can be sold, transferred, licensed, rented, or exchanged, regardless of the acquirer's intent to do so.

         SFAS 142, upon adoption, eliminates goodwill amortization over its estimated useful life. However, goodwill will be subject to at least an annual assessment for impairment by applying a fair-value based test. Intangible assets with definitive lives will need to be amortized over their useful lives.

         The provisions of SFAS 142 apply immediately to all acquisitions completed after June 30, 2001. Goodwill and intangible assets with indefinite lives existing at June 30, 2001 will continue to be amortized until December 31, 2001. Effective January 1, 2002 such amortization will cease, as companies are required to adopt the new rules on such date. By the end of the first quarter of calendar year 2002, companies must begin to perform an impairment analysis of intangible assets. Furthermore, companies must complete the first step of the goodwill transition impairment test by June 30, 2002. Any impairment noted must be recorded at the date of adoption restating first quarter results, if necessary. Impairment charges, if any, that result from the application of the above tests would be recorded as the cumulative effect of a change in accounting principle in the first quarter of the year ending December 31, 2002.

         The Company will not be able to determine the ultimate impact of these proposed Statements on its consolidated financial statements until such time as it applies all of their provisions. Amortization of goodwill for the year ended December 31, 2000 was $73.7 million. Amortization for the three and six months ended June 30, 2001 was $17.1 million and $34.1 million respectively. However, this is not intended to be indicative of the expected impact on the Company's future results of operations.





===============================================================================




                             OFFER TO EXCHANGE
                              ALL OUTSTANDING
                              9% SENIOR NOTES
                                  DUE 2008
                                    FOR
                              9% SENIOR NOTES
                                  DUE 2008

                       -----------------------------
                             AUTONATION[symbol]
                       -----------------------------



         The letter of transmittal, certificates for the outstanding notes and any other required documents should be sent or delivered by each noteholder or his or her broker, dealer, commercial bank, trust company or other nominee to the exchange agent at the following address:




                          Corporate Trust Services
              Wells Fargo Bank Minnesota, National Association
                        213 Court Street-- Suite 902
                            Middletown, CT 06457
               Attention: Robert L. Reynolds - Vice President
                         (860) 704-6216 (telephone)
                         (860) 704-6219 (facsimile)



                                 Prospectus

                                   , 2001




===============================================================================




                                  PART II

                 INFORMATION NOT REQUIRED IN THE PROSPECTUS

ITEM 20.  INDEMNIFICATION OF DIRECTORS AND OFFICERS

         The Company's Third Amended and Restated Certificate of Incorporation provides that no director of the Company shall be personally liable to the Company or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach by a director of the duty of loyalty to the Company or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) for unlawful payments of dividends, or for unlawful stock purchases or redemptions, or (iv) for any transaction from which the director derived an improper personal benefit.

         Article VII of the Amended and Restated By-Laws of the Company (the "Bylaws") provides that to the fullest extent and in the manner permitted by the laws of the State of Delaware or any other applicable law and specifically as is permitted under Section 145 of the General Corporation Law of the State of Delaware, the Company shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Company) by reason of the fact that such person is or was a director, officer, employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred in connection with such action, suit or proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, such person had no reasonable cause to believe his conduct was unlawful. The termination of an action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

         The Bylaws provide that the Company's obligation to indemnify applies to actions brought by or in the right of the Company as well, but only to the extent of defense and settlement expenses and not to any satisfaction of a judgment or settlement of the claim itself, and with the further limitation that in such actions no indemnification shall be made
(i) unless the indemnified person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Company or (ii) in the event such person seeking indemnity was adjudged to be liable to the Company, unless the court, in its discretion, believes that in light of all the circumstances indemnification should nonetheless apply.

         The Bylaws provide that any decision as to indemnification shall be made: (a) by a majority vote of the directors who are not parties to such action, suit or proceeding ("disinterested directors"), even though less than a quorum; (b) by a committee of disinterested directors designated by a majority vote of all disinterested directors, even though less than a quorum; (c) if there are no such disinterested directors, or if such directors so direct, by independent legal counsel in a written opinion; or (d) by the stockholders. However, the Bylaws provide that a present or former director or officer of the Company who has been successful on the merits or otherwise in defense of any action, suit or proceeding for which indemnification would be appropriate as described above shall be indemnified without the necessity of authorization in the specific case.

         The Bylaws provide that the Company shall pay expenses incurred by an officer or director in defending a civil, criminal administrative or investigative action, suit or proceeding in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by such person to repay such amount if it shall ultimately be determined that such person is not entitled to indemnification. Indemnification pursuant to these provisions is not exclusive of any other rights to which those seeking indemnification may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise and shall continue as to a person who has ceased to be a director or officer.

         The Company may purchase and maintain insurance on behalf of any person who is or was a director or officer of the Company. Under an insurance policy maintained by the Company, the directors and officers of the Company are insured, within the limits and subject to the limitations of the policy, against certain expenses in connection with the defense of certain claims, actions, suits or proceedings, and certain liabilities which might be imposed as a result of such claims, actions, suits or proceedings, which may be brought against them by reason of being or having been such directors or officers.

         Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers or persons controlling the Company pursuant to the foregoing provisions, the Company has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

ITEM 21.  EXHIBITS AND FINANCIAL STATEMENT SCHEDULES

(A) EXHIBITS.

Exhibit No.           Description

2.1 Separation and Distribution Agreement dated June 30, 2000, between AutoNation, Inc. and ANC Rental Corporation
             (incorporated by reference to Exhibit 2.1 to AutoNation's Current Report on Form 8-K dated June 30, 2000)

2.2 Separation and Distribution Agreement dated June 30, 1998, between Republic Industries, Inc. (now known as AutoNation, Inc.) and Republic Services, Inc. (incorporated by reference to Exhibit 10.1 of AutoNation's Quarterly Report on Form 10-Q for the quarter ended June 30, 1998)

3.1 Third Amended and Restated Certificate of Incorporation of AutoNation, Inc. (incorporated by reference to Exhibit 10.1 of AutoNation's Quarterly Report on Form 10-Q for the quarter ended June 30, 1999)

3.2 Amended and Restated Bylaws of AutoNation, Inc. (incorporated by reference to Exhibit 3.2 to AutoNation's Current Report on Form 8-K dated December 8, 2000)

3.x**        Form of Formation Documents for Guarantors

3.x**        Form of Operating Documents for Guarantors

4.1*         Specimen Certificate of Rule 144A Global Note (Outstanding
             Note)

4.2*         Specimen Certificate of Regulation S Global Note (Outstanding
             Note)

4.3*         Specimen Certificate of Global Note (Exchange Note)

4.4*         Indenture, dated as of August 10, 2001

5.1**        Opinion of Skadden, Arps, Slate, Meagher & Flom (Illinois)

10.1 AutoNation, Inc. 1991 Stock Option Plan, as amended to date (incorporated by reference to Exhibit 10.1 to AutoNation's Quarterly Report on Form 10-Q for the quarter ended June 30,
             2000)

10.2 AutoNation, Inc. 1995 Amended and Restated Employee Stock Option Plan, as amended to date (incorporated by reference to Exhibit 10.2 to AutoNation's Quarterly Report on Form 10- Q for the quarter ended June 30, 2000)

10.3 AutoNation Enterprises Incorporated Amended and Restated 1995 Employee Stock Option Plan, as amended to date (incorporated by reference to Exhibit 10.3 to AutoNation's Quarterly Report on Form 10-Q for the quarter ended June 30, 2000)

10.4 AutoNation, Inc. Amended and Restated 1995 Non-Employee Director Stock Option Plan (incorporated by reference to
             Exhibit 10.10 to AutoNation's Annual Report on Form 10-K for the year ended December 31, 1998)

10.5 AutoNation, Inc. Amended and Restated 1997 Employee Stock Option Plan, as amended to date (incorporated by reference to Exhibit 10.4 to AutoNation's Quarterly Report on Form 10- Q for the quarter ended June 30, 2000)

10.6 AutoNation, Inc. Amended and Restated 1998 Employee Stock Option Plan, as amended to date (incorporated by reference to Exhibit 10.5 to AutoNation's Quarterly Report on Form 10- Q for the quarter ended June 30, 2000)

10.7         AutoNation, Inc, 1999 Senior Executive Bonus Plan
             (incorporated by reference to Exhibit 10.7 to AutoNation's Annual Report on Form 10-Q for the year ended December 31,
             2001)

10.8 Letter Agreement dated September 22, 1999, between AutoNation, Inc. and Michael J. Jackson, Chief Executive Officer
             (incorporated by reference to Exhibit 10.4 of AutoNation's Quarterly Report on Form 10-Q for the quarter ended September 30, 1999)

10.9 Employment Agreement dated August 1, 2000, between AutoNation, Inc. and Michael E. Maroone, President and Chief Operating Officer (incorporated by reference to Exhibit 10.1 to AutoNation's Quarterly Report on Form 10-Q for the quarter ended September 30, 2000)

10.10 Letter Agreement dated March 26, 1999, between AutoNation, Inc. and Michael E. Maroone, President and Chief Operating Officer (incorporated by reference to Exhibit 10.1 of AutoNation's Quarterly Report on Form 10-Q for the quarter ended September 30, 1999)

10.11 Letter Agreement dated April 18, 2000, between AutoNation, Inc. and Craig T. Monaghan, Chief Financial Officer
             (incorporated by reference to Exhibit 10.1 of AutoNation's Quarterly Report on Form 10-Q for the quarter ended June 30,
             2000)

10.12 Tax Sharing Agreement dated June 30, 2000 between AutoNation, Inc. and ANC Rental Corporation (incorporated by reference to
             Exhibit 10.1 to AutoNation's Current Report on Form 8-K dated June 30, 2000)

10.13 Benefits Agreement dated June 30, 2000 between AutoNation, Inc. and ANC Rental Corporation (incorporated by reference to
             Exhibit 10.1 to AutoNation's Current Report on Form 8-K dated June 30, 2000)

10.14        Reimbursement Agreement dated June 30, 2000 between
             AutoNation, Inc. and ANC Rental Corporation (incorporated by reference to Exhibit 10.3 to AutoNation's Current Report on Form 8-K dated June 30, 2000)

10.15 Tax Indemnification and Allocation Agreement dated June 30, 1998, between Republic Industries, Inc. (now known as AutoNation, Inc.) and Republic Services, Inc. (incorporated by reference to Exhibit 10.4 of Republic Services, Inc.'s Quarterly Report on Form 10-Q for the quarter ended June 30,
             1998)

21.1*        Subsidiaries of AutoNation, Inc.

23.1*        Consent of Arthur Andersen LLP

23.2 Consent of Skadden, Arps, Slate, Meagher & Flom (Illinois) (included in exhibit 5.1)

24.1         Power of Attorney (included on signature page)

25.1**       Statement of Eligibility of Trustee

99.1**       Letter of Transmittal

99.2** Letter to Brokers, Securities Dealers, Commercial Banks, Trust Companies and Other Nominees

99.3** Letter to Clients for use by Brokers, Securities Dealers, Commercial Banks, Trust Companies and Other Nominees

99.4**       Guaranteed Delivery

99.5**       Instructions Backup Withholding; Substitute Form W-9

---------------
*        Filed herewith.
**       To be filed by amendment.




(B) FINANCIAL STATEMENT SCHEDULES:

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS ON SCHEDULE

         We have audited in accordance with auditing standards generally accepted in the United States, the financial statements of AutoNation, Inc. included in this registration statement and have issued our report thereon dated March 26, 2001 (except with respect to matters discussed in Notes 17 and 18, as to which the date is October 4, 2001). Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The schedule set forth below is the responsibility of the Company's management and is presented for purposes of complying with the Securities and Exchange Commission's rules and is not part of the basic financial statements. This schedule has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, fairly states in all material respects the financial data required to be set forth therein in relation to the basic financial statements taken as a whole.

ARTHUR ANDERSEN LLP

Fort Lauderdale, Florida,
March 26, 2001 (except with respect to the matters discussed in Notes 17 and 18 in the Company's consolidated financial statements, as to which the date is October 4, 2001).



                                                 AUTONATION, INC.
                                  VALUATION AND QUALIFYING ACCOUNTS AND RESERVES
                                                    SCHEDULE II
                                                   (in millions)


                                        Balance at       Additions                                        Balance
                                        Beginning       Charged to                                       at End of
Classifications                          of Year          Income         Deductions          Other          Year
---------------                          -------          ------         ----------          -----          ----
Allowance for doubtful accounts:
    2000............................. $    42.5       $     8.4        $  (14.7)  (2)    $    (1.1)      $   35.1
    1999............................. $    33.8       $    13.4        $    (9.4) (2)    $     4.7 (1)   $   42.5
    1998............................. $     8.5       $     1.8        $    (3.1) (2)    $    26.6 (1)   $   33.8
Restructuring reserves (3):
    2000............................. $   120.6       $    (5.4)       $ (111.2)  (5)    $    (2.8)      $    1.2
    1999............................. $    24.1       $   416.4        $   (12.4) (5)    $  (307.5)(4)   $  120.6
    1998............................. $    46.0       $      -- (6)    $   (15.5) (5)    $    (6.4)(4)   $   24.1

------------------
(1)      Allowance of acquired businesses.
(2)      Accounts written off.
(3) Included under the caption "Accrued liabilities" in the Consolidated Balance Sheets.
(4)      Primarily asset write-offs.
(5) Primarily cash payments of costs associated with restructuring activities.
(6) During the year ended December 31, 1998, the Company reduced its estimated restructuring reserves for information systems and increased its estimated reserves for the relocation of certain operations by approximately $21.0 million.


         Schedules not set forth herein have been omitted either because the required information is set forth in the consolidated financial statements or the information called for is not required.

ITEM 22: UNDERTAKINGS.

         (a) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrants pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrants in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrants will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

         (b) The undersigned registrants hereby undertake to respond to requests for information that is incorporated by reference into the prospectus pursuant to Item 4, 10(b), 11, or 13 of this form, within one business day of receipt of such request, and to send the incorporated documents by first class mail or other equally prompt means. This includes information contained in documents filed subsequent to the effective date of the registration statement through the date of responding to the request.

         (c) The undersigned registrants hereby undertake to supply by means of a post-effective amendment all information concerning a transaction, and the company being acquired involved therein that was not the subject of and included in the registration statement when it became effective.

         (d)      The undersigned registrants hereby undertake:

                  (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

                           (i)      To include any prospectus required by
                                    Section 10(a)(3) of the Securities Act.

                           (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in the volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the SEC pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20 percent change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement.

                           (iii)    To include any material information
                                    with respect to the plan of
                                    distribution not previously disclosed
                                    in the registration statement or any
                                    material change in such information in
                                    the registration statement; provided,
                                    however, that the registrant need not
                                    file a post-effective amendment to
                                    include the information required to be
                                    included by subsection (i) or (ii) if
                                    such information is contained in
                                    periodic reports filed by the
                                    registrant pursuant to Section 13 or
                                    Section 15(d) of the Securities
                                    Exchange Act that are incorporated by
                                    reference in the registration
                                    statement.

                  (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                  (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.




                                 SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Fort Lauderdale, State of Florida, on October 4, 2001.

                                     AutoNation, Inc.

                                     By:      /s/ Mike Jackson
                                              -------------------------------
                                     Name:    Mike Jackson
                                     Title:   Chief Executive Officer




                             POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Michael J. Jackson and Jonathan P. Ferrando his or her true and lawful attorneys-in-fact, each acting alone, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities to sign any or all amendments, including any post- effective amendments, to this registration statement, and any related registration statements pursuant to Rule 462(b) under the Securities Act, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact or their substitutes, each acting alone, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in their capacities and on the dates indicated.



Signature                             Title                                            Date
---------                             -----                                            ----

/s/ H. Wayne Huizenga
-----------------------------------   Chairman of the Board                            October 4, 2001
H. Wayne Huizenga


/s/ Mike Jackson
-----------------------------------   Chief Executive Officer and Director             October 4, 2001
Mike Jackson                          (Principal Executive Officer )


/s/ Craig T. Monaghan
-----------------------------------   Senior Vice President and Chief Financial        October 4, 2001
Craig T. Monaghan                     Officer (Principal Financial Officer)


/s/ Patricia A. McKay
-----------------------------------   Senior Vice President - Finance (Principal       October 4, 2001
Patricia A. McKay                     Accounting Officer)


/s/ Harris W. Hudson
-----------------------------------   Vice Chairman of the Board                       October 4, 2001
Harris W. Hudson


/s/ Robert J. Brown
-----------------------------------   Director                                         October 4, 2001
Robert J. Brown


/s/ J.P. Bryan
-----------------------------------   Director                                         October 4, 2001
J.P. Bryan


/s/ Rick L. Burdick
-----------------------------------   Director                                         October 4, 2001
Rick L. Burdick


/s/ Michael G. DeGroote
-----------------------------------   Director                                         October 4, 2001
Michael G. DeGroote


/s/ George D. Johnson, Jr.
-----------------------------------   Director                                         October 4, 2001
George D. Johnson, Jr.


/s/ John J. Melk
-----------------------------------   Director                                         October 4, 2001
John J. Melk


/s/ Irene B. Rosenfeld
-----------------------------------   Director                                         October 4, 2001
Irene B. Rosenfeld




                                 SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrants have duly caused this Registration Statement to be signed on their behalf by the undersigned, thereunto duly authorized, in the city of Stafford, state of Texas, on October 4, 2001.



                              AutoNation Chrysler Plymouth GP, Inc.
                              AutoNation Chrysler Plymouth LP, Inc.
                              AutoNation Dodge of San Antonio-GP, Inc.
                              AutoNation Dodge of San Antonio-LP, Inc.
                              Champion Ford, Inc.
                              Champion Planning, Inc.
                              Charlie Thomas Auto Sales, Inc.
                              Charlie Thomas Chevrolet, Inc.
                              Charlie Thomas Courtesy Leasing, Inc.
                              Dealership Realty Corporation
                              Houston Imports Greenway-GP, Inc.
                              Houston Imports Greenway-LP, Inc.
                              Houston Imports North-GP, Inc.
                              Houston Imports North-LP, Inc.
                              Les Marks Chevrolet, Inc.
                              Marks Transport, Inc.
                              Mike Hall Chevrolet, Inc.
                              Port City Imports, Inc.
                              Port City Imports-HO, Inc.
                              Port City Pontiac-GMC Trucks, Inc.
                              RI/HGMC Acquisition Corp.
                              RI/RMT Acquisition Corp.
                              Steeplechase Motor Company
                              Texan Ford, Inc.
                              Texan Lincoln-Mercury, Inc.


                              By:      /s/ Daniel G. Agnew
                                       ---------------------------------------
                                       Daniel G. Agnew
                                       President (Principal Executive
                                       Officer)

                              AutoNation Chrysler Plymouth Jeep of North
                              Houston, L.P.

                              By: AutoNation Chrysler Plymouth GP, Inc. General Partner

                                       By:      /s/ Daniel G. Agnew
                                                ------------------------------
                                                Daniel G. Agnew
                                                President (Principal Executive
                                                Officer)

                              AutoNation Dodge of San Antonio, L.P.

                              By:      AutoNation Dodge of San Antonio-GP,
                                       Inc.
                                       General Partner

                                       By:      /s/ Daniel G. Agnew
                                                ------------------------------
                                                Daniel G. Agnew
                                                President (Principal Executive
                                       Officer)

                              Houston Auto Imports Greenway, Ltd.

                              By:      Houston Imports Greenway-GP, Inc.
                                       General Partner

                                       By:      /s/ Daniel G. Agnew
                                                ------------------------------
                                                Daniel G. Agnew
                                                President (Principal Executive
                                                Officer)




                             POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each individual whose signature appears below constitutes and appoints each of Jonathan P. Ferrando and Gordon E. Devens, as his true and lawful attorneys-in fact and agents for the undersigned, with full power of substitution, for in the name, place and stead of the undersigned to sign and file with the Securities and Exchange Commission under the Securities Act of 1933, as amended, (i) any and all pre-effective and post-effective amendments to the registration statement, (ii) any exhibits to any such registration or pre-effective or post-effective amendments or (iii) any and all applications and other documents in connection with any such registration statement or pre-effective or post effective amendments, and generally to do all things and perform any and all acts and things whatsoever requisite and necessary or desirable to enable the Registrants to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


Signature                              Title                                          Date
---------                              -----                                          ----

/s/ Daniel G. Agnew
---------------------------------------President (Principal Executive Officer)        October 4, 2001
Daniel G. Agnew


/s/ Marc L. Bourhis
---------------------------------------Treasurer (Principal Accounting Officer        October 44, 2001
Marc. L. Bourhis                       and Principal Financial Officer)


/s/ Michael E. Maroone
---------------------------------------Director                                       October 4, 2001
Michael E. Maroone


/s/ Jonathan P. Ferrando
---------------------------------------Director                                       October 4, 2001
Jonathan P. Ferrando




                                 SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrants have duly caused this Registration Statement to be signed on their behalf by the undersigned, thereunto duly authorized, in the city of Clearwater, state of Florida, on October 4, 2001.


                               Chevrolet World, Inc.
                               Colonial Imports, Inc.
                               Cook-Whitehead Ford, Inc.
                               Cook-Whitehead Ford, LLC
                               Dealership Accounting Services, Inc.
                               Don Mealey Chevrolet, Inc.
                               Don Mealey Imports, Inc.
                               Don Mealey Oldsmobile, Inc.
                               Jim Quinlan Chevrolet Co.
                               Jim Quinlan, Ford Lincoln-Mercury, Inc.
                               Mealey Holdings, Inc.
                               Orlando Imports, Inc.
                               Quinlan Motors, Inc.

                               By:      /s/ Jim Bender
                                        ---------------------------------------
                                        Jim Bender
                                        President (Principal Executive Officer)




                             POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each individual whose signature appears below constitutes and appoints each of Jonathan P. Ferrando and Gordon E. Devens, as his true and lawful attorneys-in fact and agents for the undersigned, with full power of substitution, for in the name, place and stead of the undersigned to sign and file with the Securities and Exchange Commission under the Securities Act of 1933, as amended, (i) any and all pre-effective and post-effective amendments to the registration statement, (ii) any exhibits to any such registration or pre-effective or post-effective amendments or (iii) any and all applications and other documents in connection with any such registration statement or pre-effective or post effective amendments, and generally to do all things and perform any and all acts and things whatsoever requisite and necessary or desirable to enable the Registrants to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


Signature                              Title                                          Date
---------                              -----                                          ----

/s/ Jim Bender
-------------------------------------  President (Principal Executive Officer)        October 4, 2001
Jim Bender


/s/ Marc L. Bourhis
-------------------------------------  Treasurer (Principal Accounting Officer        October 4, 2001
Marc. L. Bourhis                       and Principal Financial Officer)


/s/ Michael E. Maroone
-------------------------------------  Director                                       October 4, 2001
Michael E. Maroone


/s/ Jonathan P. Ferrando
-------------------------------------  Director                                       October 4, 2001
Jonathan P. Ferrando




                                 SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrants have duly caused this Registration Statement to be signed on their behalf by the undersigned, thereunto duly authorized, in the city of Alpharetta, state of Georgia, on October 4, 2001.


                              AN/MNI Acquisition Corp.

                              By:      /s/ Dennis Botto
                                       ---------------------------------------
                                       Dennis Botto
                                       President (Principal Executive Officer)




                             POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each individual whose signature appears below constitutes and appoints each of Jonathan P. Ferrando and Gordon E. Devens, as his true and lawful attorneys-in fact and agents for the undersigned, with full power of substitution, for in the name, place and stead of the undersigned to sign and file with the Securities and Exchange Commission under the Securities Act of 1933, as amended, (i) any and all pre-effective and post-effective amendments to the registration statement, (ii) any exhibits to any such registration or pre-effective or post-effective amendments or (iii) any and all applications and other documents in connection with any such registration statement or pre-effective or post effective amendments, and generally to do all things and perform any and all acts and things whatsoever requisite and necessary or desirable to enable the Registrants to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



Signature                              Title                                          Date
---------                              -----                                          ----

/s/ Dennis Botto
-------------------------------------  President (Principal Executive Officer)        October 4, 2001
Dennis Botto


/s/ Marc L. Bourhis
-------------------------------------  Treasurer (Principal Accounting Officer        October 4, 2001
Marc. L. Bourhis                       and Principal Financial Officer)


/s/ Michael E. Maroone
-------------------------------------  Director                                       October 4, 2001
Michael E. Maroone


/s/ Jonathan P. Ferrando
-------------------------------------- Director                                       October 4, 2001
Jonathan P. Ferrando




                                 SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrants have duly caused this Registration Statement to be signed on their behalf by the undersigned, thereunto duly authorized, in the city of Las Vegas, state of Nevada, on October 4, 2001.


                               All-State Rent A Car, Inc.
                               Desert Buick-GMC Management Group, Inc.
                               Desert Buick-GMC Trucks, LLC
                               Desert Dodge, Inc.
                               Desert GMC, LLC
                               Desert GMC-East, Inc.
                               Desert Lincoln-Mercury, Inc.
                               RI/CC Acquisition Corp.

                               By:      /s/ Larry Carter
                                        --------------------------------------
                                        Larry Carter
                                        President (Principal Executive Officer)




                             POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each individual whose signature appears below constitutes and appoints each of Jonathan P. Ferrando and Gordon E. Devens, as his true and lawful attorneys-in fact and agents for the undersigned, with full power of substitution, for in the name, place and stead of the undersigned to sign and file with the Securities and Exchange Commission under the Securities Act of 1933, as amended, (i) any and all pre-effective and post-effective amendments to the registration statement, (ii) any exhibits to any such registration or pre-effective or post-effective amendments or (iii) any and all applications and other documents in connection with any such registration statement or pre-effective or post effective amendments, and generally to do all things and perform any and all acts and things whatsoever requisite and necessary or desirable to enable the Registrants to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


Signature                              Title                                          Date
---------                              -----                                          ----

/s/ Larry Carter
-------------------------------------  President (Principal Executive Officer)        October 4, 2001
Larry Carter


/s/ Marc L. Bourhis
-------------------------------------  Treasurer (Principal Accounting Officer        October 4, 2001
Marc. L. Bourhis                       and Principal Financial Officer)


/s/ Michael E. Maroone
-------------------------------------  Director                                       October 4, 2001
Michael E. Maroone


/s/ Jonathan P. Ferrando
-------------------------------------  Director                                       October 4, 2001
Jonathan P. Ferrando



                                 SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrants have duly caused this Registration Statement to be signed on their behalf by the undersigned, thereunto duly authorized, in the city of Denver, state of Colorado, on October 4, 2001.


                                7 Rod Real Estate North, a Limited Liability
                                    Company
                                7 Rod Real Estate South, a Limited Liability
                                    Company
                                AN/CF Acquisition Corp.
                                AutoNation Denver Management, Inc.
                                Batfish, LLC
                                Batfish Auto, LLC
                                C. Garrett, Inc.
                                Chesrown Auto, LLC
                                Chewrown Chevrolet, LLC
                                Chesrown Collision Center, Inc.
                                Chesrown Ford, Inc.
                                Emich Chrysler Plymouth, LLC
                                Emich Dodge, LLC
                                Emich Lincoln-Mercury, Inc.
                                Emich Lincoln-Mercury, LLC
                                Emich Oldsmobile, LLC
                                Emich Subaru West, LLC
                                J-R Advertising Company
                                J-R Motors Company Central, LLC
                                J-R-M Motors Company Northwest, LLC
                                Marshall Lincoln-Mercury, Inc.
                                R. Coop Limited
                                R.L. Buscher II, Inc.
                                R.L. Buscher III, Inc.
                                RI/LLC Acquisition Corp.
                                RI/LLC-2 Acquisition Corp.
                                Southwest Dodge, LLC
                                Woody Capital Investment Company II
                                Woody Capital Investment Company III

                                By:     /s/ Fred F. Emich, III
                                        ---------------------------------------
                                        Fred F. Emich, III
                                        President (Principal Executive Officer)

                                J-R Motors Company South

                                By:     Woody Capital Investment Company II
                                        C. Garrett, Inc.
                                        R.L. Buscher II, Inc.
                                        General Partners

                                        By:    /s/ Fred F. Emich, III
                                               --------------------------------
                                               Fred F. Emich, III
                                               President (Principal Executive
                                        Officer)

                                J-R Motors Company North

                                By:     Woody Capital Investment Company III
                                        R. Coop Limited
                                        R.L. Buscher III, Inc.
                                        General Partners

                                        By:    /s/ Fred F. Emich, III
                                               --------------------------------
                                               Fred F. Emich, III
                                               President (Principal Executive
                                               Officer)




                             POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each individual whose signature appears below constitutes and appoints each of Jonathan P. Ferrando and Gordon E. Devens, as his true and lawful attorneys-in fact and agents for the undersigned, with full power of substitution, for in the name, place and stead of the undersigned to sign and file with the Securities and Exchange Commission under the Securities Act of 1933, as amended, (i) any and all pre-effective and post-effective amendments to the registration statement, (ii) any exhibits to any such registration or pre-effective or post-effective amendments or (iii) any and all applications and other documents in connection with any such registration statement or pre-effective or post effective amendments, and generally to do all things and perform any and all acts and things whatsoever requisite and necessary or desirable to enable the Registrants to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


Signature                              Title                                          Date
---------                              -----                                          ----

/s/ Fred F. Emich, III
-------------------------------------  President (Principal Executive Officer)        October 4, 2001
Fred F. Emich, III


/s/ Marc L. Bourhis
-------------------------------------  Treasurer (Principal Accounting Officer        October 4, 2001
Marc. L. Bourhis                       and Principal Financial Officer)


/s/ Michael E. Maroone
-------------------------------------  Director                                       October 4, 2001
Michael E. Maroone


/s/ Jonathan P. Ferrando
------------------------------------   Director                                       October 4, 2001
Jonathan P. Ferrando




                                 SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrants have duly caused this Registration Statement to be signed on their behalf by the undersigned, thereunto duly authorized, in the city of Union City, state of Georgia, on October 4, 2001.


                               Gene Evans Ford, LLC

                               By:      /s/ Gene Evans
                                        --------------------------------------

                                        Gene Evans
                                        President (Principal Executive Officer)




                             POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each individual whose signature appears below constitutes and appoints each of Jonathan P. Ferrando and Gordon E. Devens, as his true and lawful attorneys-in fact and agents for the undersigned, with full power of substitution, for in the name, place and stead of the undersigned to sign and file with the Securities and Exchange Commission under the Securities Act of 1933, as amended, (i) any and all pre-effective and post-effective amendments to the registration statement, (ii) any exhibits to any such registration or pre-effective or post-effective amendments or (iii) any and all applications and other documents in connection with any such registration statement or pre-effective or post effective amendments, and generally to do all things and perform any and all acts and things whatsoever requisite and necessary or desirable to enable the Registrants to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


Signature                              Title                                          Date
---------                              -----                                          ----

/s/ Gene Evans
-------------------------------------  President (Principal Executive Officer)        October 4, 2001
Gene Evans


/s/ Marc L. Bourhis
-------------------------------------  Treasurer (Principal Accounting Officer        October 4, 2001
Marc. L. Bourhis                       and Principal Financial Officer)


/s/ Michael E. Maroone
-------------------------------------  Director                                       October 4, 2001
Michael E. Maroone


/s/ Jonathan P. Ferrando
-------------------------------------  Director                                       October 4, 2001
Jonathan P. Ferrando




                                 SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrants have duly caused this Registration Statement to be signed on their behalf by the undersigned, thereunto duly authorized, in the city of Ft. Lauderdale, state of Florida, on October 4, 2001.


                              BOSC Automotive Realty, Inc.

                              By:      /s/ Jonathan P. Ferrando
                                       ---------------------------------------
                                       Jonathan P. Ferrando
                                       President (Principal Executive Officer)




                             POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each individual whose signature appears below constitutes and appoints each of Jonathan P. Ferrando and Gordon E. Devens, as his true and lawful attorneys-in fact and agents for the undersigned, with full power of substitution, for in the name, place and stead of the undersigned to sign and file with the Securities and Exchange Commission under the Securities Act of 1933, as amended, (i) any and all pre-effective and post-effective amendments to the registration statement, (ii) any exhibits to any such registration or pre-effective or post-effective amendments or (iii) any and all applications and other documents in connection with any such registration statement or pre-effective or post effective amendments, and generally to do all things and perform any and all acts and things whatsoever requisite and necessary or desirable to enable the Registrants to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


Signature                              Title                                          Date
---------                              -----                                          ----

/s/ Jonathan P. Ferrando
-----------------------------------    President (Principal Executive Officer)        October 4, 2001
Jonathan P. Ferrando


/s/ Marc L. Bourhis
-----------------------------------    Treasurer (Principal Accounting Officer        October 4, 2001
Marc. L. Bourhis                       and Principal Financial Officer)


/s/ Michael E. Maroone
-----------------------------------    Director                                       October 4, 2001
Michael E. Maroone


/s/ Jonathan P. Ferrando
-----------------------------------    Director                                       October 4, 2001
Jonathan P. Ferrando




                                 SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrants have duly caused this Registration Statement to be signed on their behalf by the undersigned, thereunto duly authorized, in the city of Ft. Lauderdale, state of Florida, on October 4, 2001.


                               AutoNation Financial Services Corp.

                               By:      /s/ Kevin P. Westfall
                                        ---------------------------------------
                                        Kevin P. Westfall
                                        President (Principal Executive Officer)




                             POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each individual whose signature appears below constitutes and appoints each of Jonathan P. Ferrando and Gordon E. Devens, as his true and lawful attorneys-in fact and agents for the undersigned, with full power of substitution, for in the name, place and stead of the undersigned to sign and file with the Securities and Exchange Commission under the Securities Act of 1933, as amended, (i) any and all pre-effective and post-effective amendments to the registration statement, (ii) any exhibits to any such registration or pre-effective or post-effective amendments or (iii) any and all applications and other documents in connection with any such registration statement or pre-effective or post effective amendments, and generally to do all things and perform any and all acts and things whatsoever requisite and necessary or desirable to enable the Registrants to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


Signature                              Title                                          Date
---------                              -----                                          ----

/s/ Kevin P. Westfall
-----------------------------------    President (Principal Executive Officer)        October 4, 2001
Kevin P. Westfall


/s/ Marc L. Bourhis
-----------------------------------    Treasurer (Principal Accounting Officer        October 4, 2001
Marc. L. Bourhis                       and Principal Financial Officer)


/s/ Michael E. Maroone
-----------------------------------    Director                                       October 4, 2001
Michael E. Maroone


/s/ Jonathan P. Ferrando
-----------------------------------    Director                                       October 4, 2001
Jonathan P. Ferrando




                                 SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrants have duly caused this Registration Statement to be signed on their behalf by the undersigned, thereunto duly authorized, in the city of Bellflower, state of California, on October 4, 2001.


                               Don-A-Vee Jeep Eagle, Inc.

                               By:      /s/ Donald A. Fraser
                                        ---------------------------------------
                                        Donald A. Fraser
                                        President (Principal Executive Officer)




                             POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each individual whose signature appears below constitutes and appoints each of Jonathan P. Ferrando and Gordon E. Devens, as his true and lawful attorneys-in fact and agents for the undersigned, with full power of substitution, for in the name, place and stead of the undersigned to sign and file with the Securities and Exchange Commission under the Securities Act of 1933, as amended, (i) any and all pre-effective and post-effective amendments to the registration statement, (ii) any exhibits to any such registration or pre-effective or post-effective amendments or (iii) any and all applications and other documents in connection with any such registration statement or pre-effective or post effective amendments, and generally to do all things and perform any and all acts and things whatsoever requisite and necessary or desirable to enable the Registrants to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


Signature                              Title                                          Date
---------                              -----                                          ----

/s/ Donald A. Fraser
-----------------------------------    President (Principal Executive Officer)        October 4, 2001
Donald A. Fraser


/s/ Marc L. Bourhis
-----------------------------------    Treasurer (Principal Accounting Officer        October 4, 2001
Marc. L. Bourhis                       and Principal Financial Officer)


/s/ Michael E. Maroone
-----------------------------------    Director                                       October 4, 2001
Michael E. Maroone


/s/ Jonathan P. Ferrando
-----------------------------------    Director                                       October 4, 2001
Jonathan P. Ferrando




                                 SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrants have duly caused this Registration Statement to be signed on their behalf by the undersigned, thereunto duly authorized, in the city of Alpharetta, state of Georgia, on October 4, 2001.


                               American Way Motors, Inc.
                               AN/STD Acquisition Corp.
                               Auto Ad Agency, Inc.
                               AutoNation Imports of Lithia Springs, Inc.
                               AutoNation Motors of Lithia Springs, Inc.
                               Bill Ayares Chevrolet, Inc.
                               Chuck Clancy Ford of Marietta, Inc.
                               Consumer Car Care Corporation
                               Covington Pike Motors, Inc.
                               Dobbs Brothers Buick-Pontiac, Inc.
                               Dobbs Ford of Memphis, Inc.
                               Dobbs Ford, Inc.
                               Dobbs Mobile Bay, Inc.
                               Dobbs Motors of Arizona, Inc.
                               Fox Buick Isuzu, Inc.
                               Fox Chevrolet, Inc.
                               Fox Hyundai, Inc.
                               Fox, Inc.
                               George Sutherlin Nissan, Inc.
                               Government Blvd. Motors, Inc.
                               Hub Motor Co.
                               Miller-Sutherlin Automotive, LLC
                               Northpoint Chevrolet, Inc.
                               Northpoint Ford, Inc.
                               RI/PII Acquisition Corp.
                               Steve Rayman Pontiac-Buick-GMC-Truck, LLC
                               Superior Nissan, Inc.
                               Sutherlin Chrysler-Plymouth Jeep-Eagle, LLC
                               Sutherlin Imports, Inc.
                               Sutherlin Nissan of Town Center, Inc.
                               Sutherlin Nissan, LLC
                               Team Dodge, Inc.
                               Valley Chevrolet, Inc.
                               West Side Motors, Inc.

                               By:      /s/ Frank Grese
                                        ---------------------------------------
                                        Frank Grese
                                        President (Principal Executive Officer)




                             POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each individual whose signature appears below constitutes and appoints each of Jonathan P. Ferrando and Gordon E. Devens, as his true and lawful attorneys-in fact and agents for the undersigned, with full power of substitution, for in the name, place and stead of the undersigned to sign and file with the Securities and Exchange Commission under the Securities Act of 1933, as amended, (i) any and all pre-effective and post-effective amendments to the registration statement, (ii) any exhibits to any such registration or pre-effective or post-effective amendments or (iii) any and all applications and other documents in connection with any such registration statement or pre-effective or post effective amendments, and generally to do all things and perform any and all acts and things whatsoever requisite and necessary or desirable to enable the Registrants to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


Signature                              Title                                          Date
---------                              -----                                          ----

/s/ Frank Grese
----------------------------------     President (Principal Executive Officer)        October 4, 2001
Frank Grese


/s/ Marc L. Bourhis
----------------------------------     Treasurer (Principal Accounting Officer        October 4, 2001
Marc. L. Bourhis                       and Principal Financial Officer)


/s/ Michael E. Maroone
----------------------------------     Director                                       October 4, 2001
Michael E. Maroone


/s/ Jonathan P. Ferrando
----------------------------------     Director                                       October 4, 2001
Jonathan P. Ferrando




                                 SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrants have duly caused this Registration Statement to be signed on their behalf by the undersigned, thereunto duly authorized, in the city of Phoenix, state of Arizona, on October 4, 2001.


                              BBCSS, Inc.
                              Bell Dodge, LLC
                              Brown & Brown Chevrolet - Superstition
                                  Springs, LLC
                              Brown & Brown Chevrolet, Inc.
                              Desert Chrysler-Plymouth, Inc.
                              Lou Grubb Chevrolet, LLC
                              Lou Grubb Chevrolet-Arrowhead, Inc.
                              Lou Grubb Ford, LLC
                              Pitre Buick-Pontiac-GMC of Scottsdale, Inc.
                              Pitre Chrysler-Plymouth-Jeep of Scottsdale, Inc. Pitre Chrysler-Plymouth-Jeep on Bell, Inc.

                              By:   /s/ Daniel L. Grubb
                                    -------------------------------------------
                                    President (Principal Executive Officer




                             POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each individual whose signature appears below constitutes and appoints each of Jonathan P. Ferrando and Gordon E. Devens, as his true and lawful attorneys-in fact and agents for the undersigned, with full power of substitution, for in the name, place and stead of the undersigned to sign and file with the Securities and Exchange Commission under the Securities Act of 1933, as amended, (i) any and all pre-effective and post-effective amendments to the registration statement, (ii) any exhibits to any such registration or pre-effective or post-effective amendments or (iii) any and all applications and other documents in connection with any such registration statement or pre-effective or post effective amendments, and generally to do all things and perform any and all acts and things whatsoever requisite and necessary or desirable to enable the Registrants to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


Signature                              Title                                          Date
---------                              -----                                          ----

/s/ Daniel L. Grubb
----------------------------------     President (Principal Executive Officer)        October 4, 2001
Daniel L. Grubb


/s/ Marc L. Bourhis
----------------------------------     Treasurer (Principal Accounting Officer        October 4, 2001
Marc. L. Bourhis                       and Principal Financial Officer)


/s/ Michael E. Maroone
----------------------------------     Director                                       October 4, 2001
Michael E. Maroone


/s/ Jonathan P. Ferrando
----------------------------------     Director                                       October 4, 2001
Jonathan P. Ferrando




                                 SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrants have duly caused this Registration Statement to be signed on their behalf by the undersigned, thereunto duly authorized, in the city of Dallas, state of Texas, on October 4, 2001.


                            Allied 2000 Collision Center, Inc.
                            Bankston Auto, Inc.
                            Bankston CJ GP, Inc.
                            Bankston GJ LP, Inc.
                            Bankston Ford of Frisco, Ltd. Co.
                            Bledsoe Dodge, LLC
                            B-S-P Automotive, Inc.
                            C-Car Auto Wholesalers, Inc.
                            Charlie Hillard, Inc.
                            Cleburne Motor Company, Inc.
                            Dealership Properties, Inc.
                            Fred Oakley Motors, Inc.
                            Hillard Auto Group, Inc.
                            Midway Chevrolet, Inc.
                            Nichols Ford, Inc.
                            Payton-Wright Ford Sales, Inc.
                            PMWQ, Inc.
                            Plains Chevrolet, Inc.
                            Quality Nissan, Inc.
                            Southtown Ford, Inc.
                            Texan Ford Sales, Inc.
                            Westgate Chevrolet, Inc.
                            W.O. Bankston Enterprises, Inc.
                            W.O. Bankston Lincoln-Mercury, Inc.
                            W.O. Bankston Paint & Body, Inc.
                            Working Man's Credit Plan, Inc.

                            By:      /s/ James H. Heckert
                                     ---------------------------------------
                                     James H. Heckert
                                     President (Principal Executive Officer)

                            PMWQ, Ltd.

                            By:      PMWQ, Inc.
                                     General Partner

                                     By:      /s/ James H. Heckert
                                              ------------------------------
                                              James H. Heckert
                                              President (Principal Executive
                                              Officer)

                            Bankston Chrysler Jeep of Frisco, L.P.

                            By:      Bankston CJ GP, Inc.
                                     General Partner

                                     By:      /s/ James H. Heckert
                                              ------------------------------
                                              James H. Heckert
                                              President (Principal Executive
                                              Officer)




                             POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each individual whose signature appears below constitutes and appoints each of Jonathan P. Ferrando and Gordon E. Devens, as his true and lawful attorneys-in fact and agents for the undersigned, with full power of substitution, for in the name, place and stead of the undersigned to sign and file with the Securities and Exchange Commission under the Securities Act of 1933, as amended, (i) any and all pre-effective and post-effective amendments to the registration statement, (ii) any exhibits to any such registration or pre-effective or post-effective amendments or (iii) any and all applications and other documents in connection with any such registration statement or pre-effective or post effective amendments, and generally to do all things and perform any and all acts and things whatsoever requisite and necessary or desirable to enable the Registrants to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


Signature                              Title                                          Date
---------                              -----                                          ----

/s/ James H. Heckert
---------------------------------      President (Principal Executive Officer)        October 4, 2001
James H. Heckert


/s/ Marc L. Bourhis
---------------------------------      Treasurer (Principal Accounting Officer        October 4, 2001
Marc. L. Bourhis                       and Principal Financial Officer)


/s/ Michael E. Maroone
---------------------------------      Director                                       October 4, 2001
Michael E. Maroone


/s/ Jonathan P. Ferrando
---------------------------------      Director                                       October 4, 2001
Jonathan P. Ferrando




                                 SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrants have duly caused this Registration Statement to be signed on their behalf by the undersigned, thereunto duly authorized, in the city of Cerritos, state of California, on October 4, 2001.


                              Buick Mart, Inc.
                              Joe MacPherson Imports No. 1
                              Joe MacPherson Oldsmobile
                              KLJ of Nevada, Inc.
                              MacPherson Enterprises, Inc.
                              Manhattan Motors, Inc.
                              Orange County Automotive Imports, LLC
                              Peyton Cramer Ford
                              Peyton Cramer Lincoln-Mercury
                              Prime Auto Resources, Inc.
                              RI/BRC Real Estate Corp.
                              Santa Ana Auto Center
                              Tartan Advertising, Inc.
                              Webb Automotive Group, Inc.

                              By:      /s/ Jerry L. Heuer
                                       Jerry L. Heuer
                                       President (Principal Executive Officer)

                              Buick Mart Limited Partnership
                              Ford of Garden Grove Limited Partnership
                              Irvine Toyota/Nissan/Volvo Limited Partnership Lexus of Cerritos Limited Partnership
                              Toyota of Cerritos Limited Partnership

                              By:      Webb Automotive Group, Inc.
                                       General Partner of each of the above
                                       listed entities

                                       By:      /s/ Jerry L. Heuer
                                                ------------------
                                                Jerry L. Heuer
                                                President (Principal Executive
                                                Officer)




                             POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each individual whose signature appears below constitutes and appoints each of Jonathan P. Ferrando and Gordon E. Devens, as his true and lawful attorneys-in fact and agents for the undersigned, with full power of substitution, for in the name, place and stead of the undersigned to sign and file with the Securities and Exchange Commission under the Securities Act of 1933, as amended, (i) any and all pre-effective and post-effective amendments to the registration statement, (ii) any exhibits to any such registration or pre-effective or post-effective amendments or (iii) any and all applications and other documents in connection with any such registration statement or pre-effective or post effective amendments, and generally to do all things and perform any and all acts and things whatsoever requisite and necessary or desirable to enable the Registrants to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


Signature                              Title                                          Date
---------                              -----                                          ----

/s/ Jerry L. Heuer
----------------------------------     President (Principal Executive Officer)        October 4, 2001
Jerry L. Heuer


/s/ Marc L. Bourhis
----------------------------------     Treasurer (Principal Accounting Officer        October 4, 2001
Marc. L. Bourhis                       and Principal Financial Officer)


/s/ Michael E. Maroone
----------------------------------     Director                                       October 4, 2001
Michael E. Maroone


/s/ Jonathan P. Ferrando
----------------------------------     Director                                       October 4, 2001
Jonathan P. Ferrando




                                 SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrants have duly caused this Registration Statement to be signed on their behalf by the undersigned, thereunto duly authorized, in the city of Cerritos, state of California, on October 4, 2001.


                               Bargain Rent-A-Car
                               Beach City Chevrolet Company, Inc.
                               Carwell, LLC
                               Cerritos Body Works, Inc.
                               Cerritos Imports, Inc.
                               Champion Chevrolet, LLC
                               Costa Mesa Cars, Inc.
                               El Monte Imports, Inc.
                               El Monte Motors, Inc.
                               Fit Kit, Inc.
                               G.B. Import Sales & Service, LLC
                               House of Imports, Inc.
                               Irvine Imports, Inc.
                               Joe MacPherson Ford
                               Joe MacPherson Infiniti
                               Lew Webb's Ford, Inc.
                               Lew Webb's Irvine Nissan, Inc.
                               MacHoward Leasing
                               Magic Acquisition Corp.
                               Mr. Wheels, Inc.
                               Newport Beach Cars, LLC
                               Ontario Dodge, Inc.
                               Peyton Cramer Automotive
                               Peyton Cramer Ford
                               Peyton Cramer Infiniti
                               Peyton Cramer Jaguar
                               Peyton Cramer Lincoln-Mercury
                               Saul Chevrolet, Inc.
                               SMI Motors, Inc.
                               Terry York Motor Cars, Ltd.
                               Torrance Nissan, LLC
                               Valencia Dodge
                               Valencia Lincoln-Mercury, Inc.
                               Vince Wiese Chevrolet, Inc.
                               West Colton Cars, Inc.
                               York Enterprises South, Inc.


                               By:      /s/ Jerry L. Heuer
                                        --------------------------------------
                                        Jerry L. Heuer
                                        President (Principal Executive Officer)




                             POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each individual whose signature appears below constitutes and appoints each of Jonathan P. Ferrando and Gordon E. Devens, as his true and lawful attorneys-in fact and agents for the undersigned, with full power of substitution, for in the name, place and stead of the undersigned to sign and file with the Securities and Exchange Commission under the Securities Act of 1933, as amended, (i) any and all pre-effective and post-effective amendments to the registration statement, (ii) any exhibits to any such registration or pre-effective or post-effective amendments or (iii) any and all applications and other documents in connection with any such registration statement or pre-effective or post effective amendments, and generally to do all things and perform any and all acts and things whatsoever requisite and necessary or desirable to enable the Registrants to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


Signature                              Title                                          Date
---------                              -----                                          ----

/s/ Jerry L. Heuer
-----------------------------------    President (Principal Executive Officer)        October 4, 2001
Jerry L. Heuer


/s/ Randy Jones
-----------------------------------    Treasurer (Principal Accounting Officer        October 4, 2001
Randy Jones                            and Principal Financial Officer)


/s/ Jerry L. Heuer
-----------------------------------    Director                                       October 4, 2001
Jerry L. Heuer




                                 SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrants have duly caused this Registration Statement to be signed on their behalf by the undersigned, thereunto duly authorized, in the city of Houston, state of Texas, on October 4, 2001.


                              CT Intercontinental, Inc.

                              By:      /s/ Joe Irpino
                                       ---------------------------------------
                                       Joe Irpino
                                       President (Principal Executive Officer)




                             POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each individual whose signature appears below constitutes and appoints each of Jonathan P. Ferrando and Gordon E. Devens, as his true and lawful attorneys-in fact and agents for the undersigned, with full power of substitution, for in the name, place and stead of the undersigned to sign and file with the Securities and Exchange Commission under the Securities Act of 1933, as amended, (i) any and all pre-effective and post-effective amendments to the registration statement, (ii) any exhibits to any such registration or pre-effective or post-effective amendments or (iii) any and all applications and other documents in connection with any such registration statement or pre-effective or post effective amendments, and generally to do all things and perform any and all acts and things whatsoever requisite and necessary or desirable to enable the Registrants to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


Signature                              Title                                          Date
---------                              -----                                          ----

/s/ Joe Irpino
----------------------------------     President (Principal Executive Officer)        October 4, 2001
Joe Irpino


/s/ Marc L. Bourhis
----------------------------------     Treasurer (Principal Accounting Officer        October 4, 2001
Marc. L. Bourhis                       and Principal Financial Officer)


/s/ Michael E. Maroone
----------------------------------     Director                                       October 4, 2001
Michael E. Maroone


/s/ Jonathan P. Ferrando
----------------------------------     Director                                       October 4, 2001
Jonathan P. Ferrando




                                 SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrants have duly caused this Registration Statement to be signed on their behalf by the undersigned, thereunto duly authorized, in the city of Ft. Lauderdale, state of Florida, on October 4, 2001.


                               Ft. Lauderdale Nissan, Inc.
                               L.P. Evans Motors WPB, Inc.
                               L.P. Evans Motors, Inc.

                               By:      /s/ James D. Evans, Jr.
                                        ---------------------------------------
                                        James D. Evans, Jr.
                                        President (Principal Executive Officer)




                             POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each individual whose signature appears below constitutes and appoints each of Jonathan P. Ferrando and Gordon E. Devens, as his true and lawful attorneys-in fact and agents for the undersigned, with full power of substitution, for in the name, place and stead of the undersigned to sign and file with the Securities and Exchange Commission under the Securities Act of 1933, as amended, (i) any and all pre-effective and post-effective amendments to the registration statement, (ii) any exhibits to any such registration or pre-effective or post-effective amendments or (iii) any and all applications and other documents in connection with any such registration statement or pre-effective or post effective amendments, and generally to do all things and perform any and all acts and things whatsoever requisite and necessary or desirable to enable the Registrants to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


Signature                              Title                                          Date
---------                              -----                                          ----

/s/ James D. Evans, Jr.
----------------------------------     President (Principal Executive Officer)        October 4, 2001
James D. Evans, Jr.


/s/ Marc L. Bourhis
----------------------------------     Treasurer (Principal Accounting Officer        October 4, 2001
Marc. L. Bourhis                       and Principal Financial Officer)


/s/ Michael E. Maroone
----------------------------------     Director                                       October 4, 2001
Michael E. Maroone


/s/ Jonathan P. Ferrando
----------------------------------     Director                                       October 4, 2001
Jonathan P. Ferrando




                                 SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrants have duly caused this Registration Statement to be signed on their behalf by the undersigned, thereunto duly authorized, in the city of Westlake, state of Ohio, on October 4, 2001.


                               John M. Lance Ford, LLC
                               Lance Children, Inc.

                               By:      /s/ John M. Lance
                                        ---------------------------------------
                                        John M. Lance
                                        President (Principal Executive Officer)




                             POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each individual whose signature appears below constitutes and appoints each of Jonathan P. Ferrando and Gordon E. Devens, as his true and lawful attorneys-in fact and agents for the undersigned, with full power of substitution, for in the name, place and stead of the undersigned to sign and file with the Securities and Exchange Commission under the Securities Act of 1933, as amended, (i) any and all pre-effective and post-effective amendments to the registration statement, (ii) any exhibits to any such registration or pre-effective or post-effective amendments or (iii) any and all applications and other documents in connection with any such registration statement or pre-effective or post effective amendments, and generally to do all things and perform any and all acts and things whatsoever requisite and necessary or desirable to enable the Registrants to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


Signature                              Title                                          Date
---------                              -----                                          ----

/s/ John M. Lance
----------------------------------     President (Principal Executive Officer)        October 4, 2001
John M. Lance


/s/ Marc L. Bourhis
----------------------------------     Treasurer (Principal Accounting Officer        October 4, 2001
Marc. L. Bourhis                       and Principal Financial Officer)


/s/ Michael E. Maroone
----------------------------------     Director                                       October 4, 2001
Michael E. Maroone


/s/ Jonathan P. Ferrando
----------------------------------     Director                                       October 4, 2001
Jonathan P. Ferrando




                                 SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Ft. Lauderdale, state of Florida, on October 4, 2001.


                          Star Motors, LLC

                          By:      /s/ James J. Linus
                                   ---------------------------------------
                                   James J. Linus
                                   President (Principal Executive Officer)




                             POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each individual whose signature appears below constitutes and appoints each of Jonathan P. Ferrando and Gordon E. Devens, as his true and lawful attorneys-in fact and agents for the undersigned, with full power of substitution, for in the name, place and stead of the undersigned to sign and file with the Securities and Exchange Commission under the Securities Act of 1933, as amended, (i) any and all pre-effective and post-effective amendments to the registration statement, (ii) any exhibits to any such registration or pre-effective or post-effective amendments or (iii) any and all applications and other documents in connection with any such registration statement or pre-effective or post effective amendments, and generally to do all things and perform any and all acts and things whatsoever requisite and necessary or desirable to enable the Registrants to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


Signature                              Title                                          Date
---------                              -----                                          ----

/s/ James J. Linus
----------------------------------     President (Principal Executive Officer)        October 4, 2001
James J. Linus


/s/ Marc L. Bourhis
----------------------------------     Treasurer (Principal Accounting Officer        October 4, 2001
Marc. L. Bourhis                       and Principal Financial Officer)


/s/ Michael E. Maroone
----------------------------------     Director                                       October 4, 2001
Michael E. Maroone


/s/ Jonathan P. Ferrando
----------------------------------     Director                                       October 4, 2001
Jonathan P. Ferrando




                                 SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrants have duly caused this Registration Statement to be signed on their behalf by the undersigned, thereunto duly authorized, in the city of Ft. Lauderdale, state of Florida, on October 4, 2001.


                               Abraham Chevrolet-Miami, Inc.
                               Albert Berry Motors, Inc.
                               Al Maroone Ford, LLC
                               Atrium Restaurants, Inc.
                               Auto Advertising Services, Inc.
                               Auto Holding Corp.
                               AutoNationDirect.com, Inc.
                               AutoNation Corporate Management Company
                               AutoNation DS Investments, Inc.
                               AutoNation Enterprises Incorporated
                               AutoNation Motors Holding Corp.
                               AutoNation Realty Corporation
                               AutoNation USA Corporation
                               AutoNation USA of Perrine, Inc.
                               AutoNation USA of Virginia Beach, LLC
                               Beacon Motors, Inc.
                               Bengal Motors, Inc.
                               Bill Wallace Enterprises, Inc.
                               Body Shop Holding Corp.
                               Bull Motors, LLC
                               Central Motors, Inc.
                               Corporate Properties Holding, Inc.
                               Courtesy Wholesale Corporation
                               Cross-Continent Auto Retailers, Inc.
                               Driver's Mart Worldwide, Inc.
                               Empire Services Agency, Inc.
                               Financial Services, Inc.
                               First Team Cadillac-Oldsmobile, LLC
                               First Team Management, Inc.
                               Flemington Land Rover, LLC
                               Florida Auto Corp.
                               Hollywood Imports Limited, Inc.
                               Hollywood Kia, Inc.
                               H's Auto Body, Inc.
                               Kelnat Advertising, Ltd. Co.
                               LGS Holding Company
                               Lovern, Inc.
                               Marks Family Dealerships, Inc.
                               Maroone Car and Truck Rental Company
                               Maroone Chevrolet Ft. Lauderdale, Inc.
                               Maroone Chevrolet, LLC
                               Maroone Dodge Pompano, Inc.
                               Maroone Dodge, LLC
                               Maroone Isuzu, LLC
                               Maroone Jeep Eagle, Inc.
                               Maroone Management Services, Inc.
                               Maroone Oldsmobile II, Inc.
                               Maroone Oldsmobile, LLC
                               MC/RII, LLC
                               Mechanical Warranty Protection, Inc.
                               Quantum Premium Finance Corporation
                               Real Estate Holdings, Inc.
                               Republic DM Property Acquisition Corp.
                               Republic of Rochester, Inc.
                               Republic Resources Company
                               Republic Risk Management Services, Inc.
                               Resources Aviation, Inc.
                               RI Merger Corp.
                               RI Shelf Corp.
                               RI/ASC Acquisition Corp.
                               RI/BB Acquisition Corp.
                               RI/DM Acquisition Corp.
                               RI/Hollywood Nissan Acquisition Corp.
                               RI/SBC Acquisition Corp.
                               RII Management Company
                               Rosecrans Investments, LLC
                               RRM Corporation, Inc.
                               RSHC, Inc.
                               Six Jays LLC
                               SCM Realty II, Inc.
                               SCM Realty, Inc.
                               Service Station Holding Corp.
                               Southeast Lease Car, Inc.
                               Spit Fire Properties, Inc.
                               Tallahassee Automotive Group
                               Tallahassee Chrysler Plymouth, Inc.
                               The Consulting Source, Inc.
                               Triangle Corporation
                               Wallace Imports, Inc.


                               By:      /s/ Michael E. Maroone
                                        --------------------------------------
                                        Michael E. Maroone
                                        President (Principal Executive Officer)

                               First Team Ford of Manatee, Ltd.
                               First Team Ford, Ltd.
                               First Team Imports, Ltd.
                               First Team Infiniti, Ltd.
                               First Team Jeep Eagle, Chrysler Plymouth, Ltd. First Team Premier, Ltd.

                               By:      First Team Management, Inc.
                                        General Partner

                                        By:      /s/ Michael E. Maroone
                                                 ------------------------------
                                                 Michael E. Maroone
                                                 President (Principal Executive
                                                 Officer)

                               Central Motor Company, Ltd.

                               By:      Central Motors, Inc.
                                        General Partner

                                        By:      /s/ Michael E. Maroone
                                                 ------------------------------
                                                 Michael E. Maroone
                                                 President (Principal Executive
                                                 Officer)

                               Bengal Motor Company, Ltd.

                               By:      Bengal Motors, Inc.
                                        General Partner

                                        By:      /s/ Michael E. Marooe
                                                 ------------------------------
                                                 Michael E. Maroone
                                                 President (Principal Executive
                                                 Officer)

                               Anything on Wheels, Ltd.

                               By:      AutoNation Enterprises Incorporated
                                        General Partner

                                        By:      /s/ Michael E. Maroone
                                                 ------------------------------
                                                 Michael E. Maroone
                                                 President (Principal Executive
                                                 Officer)




                             POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each individual whose signature appears below constitutes and appoints each of Jonathan P. Ferrando and Gordon E. Devens, as his true and lawful attorneys-in fact and agents for the undersigned, with full power of substitution, for in the name, place and stead of the undersigned to sign and file with the Securities and Exchange Commission under the Securities Act of 1933, as amended, (i) any and all pre-effective and post-effective amendments to the registration statement, (ii) any exhibits to any such registration or pre-effective or post-effective amendments or (iii) any and all applications and other documents in connection with any such registration statement or pre-effective or post effective amendments, and generally to do all things and perform any and all acts and things whatsoever requisite and necessary or desirable to enable the Registrants to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


Signature                              Title                                          Date
---------                              -----                                          ----

/s/ Michael E. Maroone
--------------------------------       President (Principal Executive Officer)        October 4, 2001
Michael E. Maroone


/s/ Marc L. Bourhis
--------------------------------       Treasurer (Principal Accounting Officer        October 4, 2001
Marc. L. Bourhis                       and Principal Financial Officer)


/s/ Michael E. Maroone
--------------------------------       Director                                      October 4, 2001
Michael E. Maroone


/s/ Jonathan P. Ferrando
--------------------------------       Director                                       October 4, 2001
Jonathan P. Ferrando





                                 SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrants have duly caused this Registration Statement to be signed on their behalf by the undersigned, thereunto duly authorized, in the city of Ft. Lauderdale, state of Florida, on October 4, 2001.


                               AutoNation Holding Corp.
                               AutoNation LM Holding Corporation

                               By:      /s/ Michael E. Maroone
                                        ---------------------------------------
                                        Michael E. Maroone
                                        President (Principal Executive Officer)




                             POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each individual whose signature appears below constitutes and appoints each of Jonathan P. Ferrando and Gordon E. Devens, as his true and lawful attorneys-in fact and agents for the undersigned, with full power of substitution, for in the name, place and stead of the undersigned to sign and file with the Securities and Exchange Commission under the Securities Act of 1933, as amended, (i) any and all pre-effective and post-effective amendments to the registration statement, (ii) any exhibits to any such registration or pre-effective or post-effective amendments or (iii) any and all applications and other documents in connection with any such registration statement or pre-effective or post effective amendments, and generally to do all things and perform any and all acts and things whatsoever requisite and necessary or desirable to enable the Registrants to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



Signature                              Title                                          Date
---------                              -----                                          ----
/s/ Michael E. Maroone                 President (Principal Executive Officer)        October 4, 2001
---------------------------------
Michael E. Maroone


/s/ Marc L. Bourhis                    Treasurer (Principal Accounting Officer        October 4, 2001
---------------------------------      and Principal Financial Officer)
Marc. L. Bourhis


/s/ Michael E. Maroone                 Director                                       October 4, 2001
---------------------------------
Michael E. Maroone


/s/ Jonathan P. Ferrando               Director                                       October 4, 2001
---------------------------------
Jonathan P. Ferrando


/s/ Jeffrey K. Simpson                 Director                                       October 4, 2001
---------------------------------
Jeffrey K. Simpson


/s/ Gordon W. Stewart                  Director                                       October 4, 2001
----------------------------------
Gordon W. Stewart




                                 SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrants have duly caused this Registration Statement to be signed on their behalf by the undersigned, thereunto duly authorized, in the city of Denver, state of Colorado, on October 4, 2001.


                                   AutoNation Imports of Arapahoe, Inc.

                                   By: /s/ Todd F. Maul
                                       ---------------------------------------
                                       Todd F. Maul
                                       President (Principal Executive Officer)





                             POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each individual whose signature appears below constitutes and appoints each of Jonathan P. Ferrando and Gordon E. Devens, as his true and lawful attorneys-in fact and agents for the undersigned, with full power of substitution, for in the name, place and stead of the undersigned to sign and file with the Securities and Exchange Commission under the Securities Act of 1933, as amended, (i) any and all pre-effective and post-effective amendments to the registration statement, (ii) any exhibits to any such registration or pre-effective or post-effective amendments or (iii) any and all applications and other documents in connection with any such registration statement or pre-effective or post effective amendments, and generally to do all things and perform any and all acts and things whatsoever requisite and necessary or desirable to enable the Registrants to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


Signature                              Title                                          Date
---------                              -----                                          ----
/s/ Todd F. Maul                       President (Principal Executive Officer)        October 4, 2001
----------------------------------
Todd F. Maul


/s/ Marc L. Bourhis                    Treasurer (Principal Accounting Officer        October 4, 2001
----------------------------------     and Principal Financial Officer)
Marc. L. Bourhis


/s/ Michael E. Maroone                 Director                                       October 4, 2001
----------------------------------
Michael E. Maroone


/s/ Jonathan P. Ferrando               Director                                       October 4, 2001
----------------------------------
Jonathan P. Ferrando



                                 SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrants have duly caused this Registration Statement to be signed on their behalf by the undersigned, thereunto duly authorized, in the city of Austin, state of Texas, on October 4, 2001.


                                  RI/RMC Acquisition Corp.
                                  RI/RMP Acquisition Corp.

                                  By: /s/ Jim Oliver
                                      ----------------------------------------
                                      Jim Oliver
                                      President (Principal Executive Officer)



                             POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each individual whose signature appears below constitutes and appoints each of Jonathan P. Ferrando and Gordon E. Devens, as his true and lawful attorneys-in fact and agents for the undersigned, with full power of substitution, for in the name, place and stead of the undersigned to sign and file with the Securities and Exchange Commission under the Securities Act of 1933, as amended, (i) any and all pre-effective and post-effective amendments to the registration statement, (ii) any exhibits to any such registration or pre-effective or post-effective amendments or (iii) any and all applications and other documents in connection with any such registration statement or pre-effective or post effective amendments, and generally to do all things and perform any and all acts and things whatsoever requisite and necessary or desirable to enable the Registrants to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


Signature                              Title                                          Date
---------                              -----                                          ----
/s/ Jim Oliver                         President (Principal Executive Officer)        October 4, 2001
---------------------------------
Jim Oliver


/s/ Marc L. Bourhis                    Treasurer (Principal Accounting Officer        October 4, 2001
---------------------------------      and Principal Financial Officer)
Marc. L. Bourhis


/s/ Michael E. Maroone                 Director                                       October 4, 2001
---------------------------------
Michael E. Maroone


/s/ Jonathan P. Ferrando               Director                                       October 4, 2001
---------------------------------
Jonathan P. Ferrando


                                 SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrants have duly caused this Registration Statement to be signed on their behalf by the undersigned, thereunto duly authorized, in the city of Phoenix, state of Arizona, on October 4, 2001.


                               Brown & Brown Nissan Mesa, LLC
                               Brown & Brown Nissan, Inc.
                               JRJ Investments, Inc.
                               Pierce, LLC
                               Pierce Automotive Corporation
                               Pitre Isuzu-Subaru-Hyundai of Scottsdale, Inc. Pitre Kia of Scottsdale, Inc.
                               RI/BBNM Acquisition Corp.
                               Sahara Imports, Inc.
                               Sahara Nissan, Inc.
                               T-West Sales and Service, Inc.
                               The Pierce Corporation II, Inc.

                               By: /s/ Mitchell D. Pierce
                                   -------------------------------------------
                                   Mitchell D. Pierce
                                   President (Principal Executive Officer)




                             POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each individual whose signature appears below constitutes and appoints each of Jonathan P. Ferrando and Gordon E. Devens, as his true and lawful attorneys-in fact and agents for the undersigned, with full power of substitution, for in the name, place and stead of the undersigned to sign and file with the Securities and Exchange Commission under the Securities Act of 1933, as amended, (i) any and all pre-effective and post-effective amendments to the registration statement, (ii) any exhibits to any such registration or pre-effective or post-effective amendments or (iii) any and all applications and other documents in connection with any such registration statement or pre-effective or post effective amendments, and generally to do all things and perform any and all acts and things whatsoever requisite and necessary or desirable to enable the Registrants to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


Signature                              Title                                          Date
---------                              -----                                          ----
/s/ Mitchell D. Pierce                 President (Principal Executive Officer)        October 4, 2001
----------------------------------
Mitchell D. Pierce


/s/ Marc L. Bourhis                    Treasurer (Principal Accounting Officer        October 4, 2001
----------------------------------     and Principal Financial Officer)
Marc. L. Bourhis


/s/ Michael E. Maroone                 Director                                       October 4, 2001
----------------------------------
Michael E. Maroone


/s/ Jonathan P. Ferrando               Director                                       October 4, 2001
----------------------------------
Jonathan P. Ferrando


                                 SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrants have duly caused this Registration Statement to be signed on their behalf by the undersigned, thereunto duly authorized, in the city of Lincolnshire, state of Illinois, on October 4, 2001.


                                    AN/MF Acquisition Corp.
                                    Deal Dodge of Des Plaines, Inc.
                                    Downers Grove Dodge, Inc.
                                    Eastgate Ford, Inc.
                                    Ed Mullinax, Inc.
                                    Elmhurst Auto Mall, Inc.
                                    Elmhurst Dodge, Inc.
                                    Golf Mill Ford, Inc.
                                    Horizon Chevrolet, Inc.
                                    Jemautco, Inc.
                                    Jerry Gleason Chevrolet, Inc.
                                    Jerry Gleason Dodge, Inc.
                                    Mullinax East, Inc.
                                    Mullinax Ford North Canton, Inc.
                                    Mullinax Ford South, Inc.
                                    Mullinax Lincoln-Mercury, Inc.
                                    Mullinax Management, Inc.
                                    Mullinax of Mayfield, Inc.
                                    Mullinax Used Cars, Inc.
                                    T-Five, Inc.
                                    Taylor Jeep Eagle, LLC
                                    Tousley Ford, Inc.
                                    Village Motors, LLC
                                    Bob Townsend Ford, Inc.
                                    Ed Mullinax Ford, Inc.
                                    RI/WFI Acquisition Corporation

                                    By: /s/ Donald Reese
                                        ---------------------------------------
                                        Donald Reese
                                        President (Principal Executive Officer)



                             POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each individual whose signature appears below constitutes and appoints each of Jonathan P. Ferrando and Gordon E. Devens, as his true and lawful attorneys-in fact and agents for the undersigned, with full power of substitution, for in the name, place and stead of the undersigned to sign and file with the Securities and Exchange Commission under the Securities Act of 1933, as amended, (i) any and all pre-effective and post-effective amendments to the registration statement, (ii) any exhibits to any such registration or pre-effective or post-effective amendments or (iii) any and all applications and other documents in connection with any such registration statement or pre-effective or post effective amendments, and generally to do all things and perform any and all acts and things whatsoever requisite and necessary or desirable to enable the Registrants to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


Signature                              Title                                          Date
---------                              -----                                          ----
/s/ Donald Reese                       President (Principal Executive Officer)        October 4, 2001
----------------------------------
Donald Reese


/s/ Marc L. Bourhis                    Treasurer (Principal Accounting Officer        October 4, 2001
---------------------------------      and Principal Financial Officer)
Marc. L. Bourhis


/s/ Michael E. Maroone                 Director                                       October 4, 2001
--------------------------------
Michael E. Maroone


/s/ Jonathan P. Ferrando               Director                                       October 4, 2001
--------------------------------
Jonathan P. Ferrando

                                 SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrants have duly caused this Registration Statement to be signed on their behalf by the undersigned, thereunto duly authorized, in the city of Jacksonville, state of Florida, on October 4, 2001.


                                    Sunrise Nissan of Jacksonville, Inc.
                                    Sunrise Nissan of Orange Park, Inc.

                                    By: /s/ J. Phillip Risley
                                        ---------------------------------------
                                        J. Phillip Risley
                                        President (Principal Executive Officer)




                             POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each individual whose signature appears below constitutes and appoints each of Jonathan P. Ferrando and Gordon E. Devens, as his true and lawful attorneys-in fact and agents for the undersigned, with full power of substitution, for in the name, place and stead of the undersigned to sign and file with the Securities and Exchange Commission under the Securities Act of 1933, as amended, (i) any and all pre-effective and post-effective amendments to the registration statement, (ii) any exhibits to any such registration or pre-effective or post-effective amendments or (iii) any and all applications and other documents in connection with any such registration statement or pre-effective or post effective amendments, and generally to do all things and perform any and all acts and things whatsoever requisite and necessary or desirable to enable the Registrants to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


Signature                              Title                                          Date
---------                              -----                                          ----
/s/ J. Phillip Risley                  President (Principal Executive Officer)        October 4, 2001
----------------------------------
J. Phillip Risley


/s/ Marc L. Bourhis                    Treasurer (Principal Accounting Officer        October 4, 2001
----------------------------------     and Principal Financial Officer)
Marc. L. Bourhis


/s/ J. Phillip Risley                  Director                                       October 4, 2001
---------------------------------------
J. Phillip Risley


/s/ Michael E. Maroone                 Director                                       October 4, 2001
-------------------------------------
Michael E. Maroone


/s/ Jonathan P. Ferrando               Director                                       October 4, 2001
--------------------------------------
Jonathan P. Ferrando



                                 SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Dallas, state of Texas, on October 4, 2001.


                                 Steakley Chevrolet, Inc.

                                 By: /s/ Arvel Rodgers
                                     -----------------------------------------
                                     Arvel Rodgers
                                     President (Principal Executive Officer)



                             POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each individual whose signature appears below constitutes and appoints each of Jonathan P. Ferrando and Gordon E. Devens, as his true and lawful attorneys-in fact and agents for the undersigned, with full power of substitution, for in the name, place and stead of the undersigned to sign and file with the Securities and Exchange Commission under the Securities Act of 1933, as amended, (i) any and all pre-effective and post-effective amendments to the registration statement, (ii) any exhibits to any such registration or pre-effective or post-effective amendments or (iii) any and all applications and other documents in connection with any such registration statement or pre-effective or post effective amendments, and generally to do all things and perform any and all acts and things whatsoever requisite and necessary or desirable to enable the Registrants to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


Signature                              Title                                          Date
---------                              -----                                          ----
/s/ Arvel Rodgers                      President (Principal Executive Officer)        October 4, 2001
---------------------------------
Arvel Rodgers


/s/ Marc L. Bourhis                    Treasurer (Principal Accounting Officer        October 4, 2001
--------------------------------       and Principal Financial Officer)
Marc. L. Bourhis


/s/ Michael E. Maroone                 Director                                       October 4, 2001
-------------------------------------
Michael E. Maroone


/s/ Jonathan P. Ferrando               Director                                       October 4, 2001
--------------------------------------
Jonathan P. Ferrando



                                 SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrants have duly caused this Registration Statement to be signed on their behalf by the undersigned, thereunto duly authorized, in the city of Clearwater, state of Florida, on October 4, 2001.


                                   Abraham Chevrolet-Tampa, Inc.
                                   Airport Dodge, Inc.
                                   AN/FGJE Acquisition Corp.
                                   AutoNation Imports of Longwood, Inc.
                                   AutoNation Imports of Winter Park, Inc.
                                   Carlisle Motors, LLC
                                   Coastal Cadillac, Inc.
                                   Contemporary Cars, Inc.
                                   Courtesy Auto Group, Inc.
                                   Credit Management Acceptance Corporation
                                   D/L Motor Company
                                   D/L Moto-HO, Inc.
                                   First Team Automotive Corp.
                                   Gulf Management, Inc.
                                   Kenyon Dodge, Inc.
                                   King's Crown Ford, Inc.
                                   Metro Chrysler Jeep, Inc.
                                   Nissan of Brandon, Inc.
                                   Sunset Pontiac-GMC Truck South, Inc.
                                   Sunset Pontiac-GMC, Inc.
                                   Sutherlin Imports, LLC

                                   By: /s/ Ronald M. Salhany
                                       ----------------------------------------
                                       Ronald M. Salhany
                                       President (Principal Executive Officer)

                                   SGSCP Limited Partnership

                                   By: Courtesy Auto Group, Inc.
                                       General Partner

                                   By: /s/ Ronald M. Salhany
                                       ----------------------------------------
                                       Ronald M. Salhany
                                       President (Principal Executive
                                       Officer)


                             POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each individual whose signature appears below constitutes and appoints each of Jonathan P.
Ferrando and Gordon E. Devens, as his true and lawful attorneys-in fact and agents for the undersigned, with full power of substitution, for in the name, place and stead of the undersigned to sign and file with the Securities and Exchange Commission under the Securities Act of 1933, as amended, (i) any and all pre-effective and post-effective amendments to the registration statement, (ii) any exhibits to any such registration or pre-effective or post-effective amendments or (iii) any and all applications and other documents in connection with any such registration statement or pre-effective or post effective amendments, and generally to do all things and perform any and all acts and things whatsoever requisite and necessary or desirable to enable the Registrants to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


Signature                              Title                                          Date
---------                              -----                                          ----
/s/ Ronald M. Salhany                  President (Principal Executive Officer)        October 4, 2001
--------------------------------
Ronald M. Salhany


/s/ Marc L. Bourhis                    Treasurer (Principal Accounting Officer        October 4, 2001
--------------------------------       and Principal Financial Officer)
Marc. L. Bourhis


/s/ Michael E. Maroone                 Director                                       October 4, 2001
-------------------------------
Michael E. Maroone


/s/ Jonathan P. Ferrando               Director                                       October 4, 2001
-------------------------------
Jonathan P. Ferrando



                                 SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrants have duly caused this Registration Statement to be signed on their behalf by the undersigned, thereunto duly authorized, in the city of Ft. Lauderdale, state of Florida, on October 4, 2001.


                                 AutoNation Dodge of Pembroke Pines, Inc.
                                 AutoNation Imports of Palm Beach, Inc.
                                 M S & S Toyota, Inc.
                                 Maroone Ford, LLC
                                 Mike Shad Chrysler Plymouth Jeep Eagle, Inc.
                                 Mike Shad Ford, Inc.
                                 Steve Moore Chevrolet, LLC
                                 Steve Moore Chevrolet Delray, LLC
                                 Steve Moore, LLC
                                 Steve Moore's Buy-Right Auto Center, Inc.
                                 Wallace Dodge, LLC
                                 Wallace Ford, LLC
                                 Wallace Lincoln-Mercury, LLC
                                 Wallace Nissan, LLC

                                 By:  /s/ Harold W. Shad, III
                                      ----------------------------------------
                                      Harold W. Shad, III
                                      President (Principal Executive Officer)


                             POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each individual whose signature appears below constitutes and appoints each of Jonathan P. Ferrando and Gordon E. Devens, as his true and lawful attorneys-in fact and agents for the undersigned, with full power of substitution, for in the name, place and stead of the undersigned to sign and file with the Securities and Exchange Commission under the Securities Act of 1933, as amended, (i) any and all pre-effective and post-effective amendments to the registration statement, (ii) any exhibits to any such registration or pre-effective or post-effective amendments or (iii) any and all applications and other documents in connection with any such registration statement or pre-effective or post effective amendments, and generally to do all things and perform any and all acts and things whatsoever requisite and necessary or desirable to enable the Registrants to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


Signature                              Title                                          Date
---------                              -----                                          ----
/s/ Howard W. Shad, III                President (Principal Executive Officer)        October 4, 2001
--------------------------------
Howard W. Shad, III


/s/ Marc L. Bourhis                    Treasurer (Principal Accounting Officer        October 4, 2001
--------------------------------       and Principal Financial Officer)
Marc. L. Bourhis


/s/ Michael E. Maroone                 Director                                       October 4, 2001
--------------------------------
Michael E. Maroone


/s/ Jonathan P. Ferrando               Director                                       October 4, 2001
--------------------------------
Jonathan P. Ferrando



                                 SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrants have duly caused this Registration Statement to be signed on their behalf by the undersigned, thereunto duly authorized, in the city of Fremont, state of California, on October 4, 2001.


                                   AN/PF Acquisition Corp.
                                   Anderson Dealership Group
                                   Appleway Chevrolet, Inc.
                                   AutoNation Imports Northwest, Inc.
                                   Dodge of Bellevue, Inc.
                                   Ford of Kirkland, Inc.
                                   Kirkland Pontiac-Buick-GMC, Inc.
                                   Northwest Financial Group, Inc.
                                   Republic Anderson Investment Group, Inc.
                                   Spokane Mitsubishi Dealers Advertising
                                       Association, Inc.
                                   Tasha Incorporated
                                   Town & Country Chrysler Jeep, Inc.

                                   By: /s/ David Spisak
                                       ---------------------------------------
                                       David Spisak
                                       President (Principal Executive Officer)



                             POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each individual whose signature appears below constitutes and appoints each of Jonathan P. Ferrando and Gordon E. Devens, as his true and lawful attorneys-in fact and agents for the undersigned, with full power of substitution, for in the name, place and stead of the undersigned to sign and file with the Securities and Exchange Commission under the Securities Act of 1933, as amended, (i) any and all pre-effective and post-effective amendments to the registration statement, (ii) any exhibits to any such registration or pre-effective or post-effective amendments or (iii) any and all applications and other documents in connection with any such registration statement or pre-effective or post effective amendments, and generally to do all things and perform any and all acts and things whatsoever requisite and necessary or desirable to enable the Registrants to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


Signature                              Title                                          Date
---------                              -----                                          ----
/s/ David Spisak                       President (Principal Executive Officer)        October 4, 2001
---------------------------------
David Spisak
/s/ Marc L. Bourhis                    Treasurer (Principal Accounting Officer        October 4, 2001
---------------------------------      and Principal Financial Officer)
Marc. L. Bourhis


/s/ Michael E. Maroone                 Director                                       October 4, 2001
--------------------------------
Michael E. Maroone


/s/ Jonathan P. Ferrando               Director                                       October 4, 2001
--------------------------------
Jonathan P. Ferrando



                                 SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrants have duly caused this Registration Statement to be signed on their behalf by the undersigned, thereunto duly authorized, in the city of Fremont, state of California, on October 4, 2001.


                                   Allison Bavarian
                                   America's Car Stop
                                   AN/FMK Acquisition Corp.
                                   Anderson Chevrolet
                                   Anderson Chevrolet - Los Gatos, Inc.
                                   Anderson Cupertino, Inc.
                                   Auto Car, Inc.
                                   Auto Mission Ltd.
                                   Auto West, Inc.
                                   Edgren Motor Company, Inc.
                                   Hayward Dodge, Inc.
                                   Mission Blvd. Motors, Inc.
                                   Roseville Motor Corporation
                                   Shamrock Ford, Inc.
                                   Smythe European, Inc.
                                   Stevens Creek Motors, Inc.

                                   By: /s/ David Spisak
                                       --------------------------------------
                                       David Spisak
                                       President (Principal Executive Officer)



                             POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each individual whose signature appears below constitutes and appoints each of Jonathan P. Ferrando and Gordon E. Devens, as his true and lawful attorneys-in fact and agents for the undersigned, with full power of substitution, for in the name, place and stead of the undersigned to sign and file with the Securities and Exchange Commission under the Securities Act of 1933, as amended, (i) any and all pre-effective and post-effective amendments to the registration statement, (ii) any exhibits to any such registration or pre-effective or post-effective amendments or (iii) any and all applications and other documents in connection with any such registration statement or pre-effective or post effective amendments, and generally to do all things and perform any and all acts and things whatsoever requisite and necessary or desirable to enable the Registrants to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


Signature                              Title                                          Date
---------                              -----                                          ----
/s/ David Spisak                       President (Principal Executive Officer)        October 4, 2001
--------------------------------
David Spisak


/s/ Wesley Pandoff                     Treasurer (Principal Accounting Officer        October 4, 2001
--------------------------------       and Principal Financial Officer)
Wesley Pandoff


/s/ David Spisak                       Director                                       October 4, 2001
--------------------------------
David Spisak

                                 SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrants have duly caused this Registration Statement to be signed on their behalf by the undersigned, thereunto duly authorized, in the city of Irving, state of Texas, on October 4, 2001.


                                  Bankston Nissan in Irving, Inc.
                                  Bankston Nissan Lewisville, Inc.
                                  W.O. Bankston Nissan, Inc.

                                  By: /s/ Robert R. Swanson, Jr.
                                      ----------------------------------------

                                      Robert R. Swanson, Jr.
                                      President (Principal Executive Officer)



                             POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each individual whose signature appears below constitutes and appoints each of Jonathan P. Ferrando and Gordon E. Devens, as his true and lawful attorneys-in fact and agents for the undersigned, with full power of substitution, for in the name, place and stead of the undersigned to sign and file with the Securities and Exchange Commission under the Securities Act of 1933, as amended, (i) any and all pre-effective and post-effective amendments to the registration statement, (ii) any exhibits to any such registration or pre-effective or post-effective amendments or (iii) any and all applications and other documents in connection with any such registration statement or pre-effective or post effective amendments, and generally to do all things and perform any and all acts and things whatsoever requisite and necessary or desirable to enable the Registrants to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


Signature                              Title                                          Date
---------                              -----                                          ----
/s/ Robert R. Swanson, Jr.             President (Principal Executive Officer)        October 4, 2001
---------------------------------
Robert R. Swanson, Jr.


/s/ Marc L. Bourhis                    Treasurer (Principal Accounting Officer        October 4, 2001
---------------------------------      and Principal Financial Officer)
Marc. L. Bourhis


/s/ Michael E. Maroone                 Director                                       October 4, 2001
---------------------------------
Michael E. Maroone


/s/ Jonathan P. Ferrando               Director                                       October [o ], 2001
---------------------------------
Jonathan P. Ferrando



                                 SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrants have duly caused this Registration Statement to be signed on their behalf by the undersigned, thereunto duly authorized, in the city of Roseville, state of California, on October 4, 2001.


                                  Vanderbeek Motors, Inc.
                                  Vanderbeek Olds/GMC Truck, Inc.

                                  By: /s/ Scott Vanderbeek
                                      ----------------------------------------
                                      Scott Vanderbeek
                                      President (Principal Executive Officer)



                             POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each individual whose signature appears below constitutes and appoints each of Jonathan P. Ferrando and Gordon E. Devens, as his true and lawful attorneys-in fact and agents for the undersigned, with full power of substitution, for in the name, place and stead of the undersigned to sign and file with the Securities and Exchange Commission under the Securities Act of 1933, as amended, (i) any and all pre-effective and post-effective amendments to the registration statement, (ii) any exhibits to any such registration or pre-effective or post-effective amendments or (iii) any and all applications and other documents in connection with any such registration statement or pre-effective or post effective amendments, and generally to do all things and perform any and all acts and things whatsoever requisite and necessary or desirable to enable the Registrants to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


Signature                              Title                                          Date
---------                              -----                                          ----
/s/ Scott Vanderbeek                   President (Principal Executive Officer)        October 4, 2001
---------------------------------
Scott Vanderbeek


/s/ Wesley Pandoff                     Treasurer (Principal Accounting Officer        October 4, 2001
---------------------------------      and Principal Financial Officer)
Wesley Pandoff


/s/ Scott Vanderbeek                   Director                                       October 4, 2001
---------------------------------------
Scott Vanderbeek



                                 SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Corpus Christi, state of Texas, on October 4, 2001.


                                    Charlie Thomas' Courtesy Ford, Inc.

                                    By: /s/ Robert Westrup
                                        ---------------------------------------
                                        Robert Westrup
                                        President (Principal Executive Officer)



                             POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each individual whose signature appears below constitutes and appoints each of Jonathan P. Ferrando and Gordon E. Devens, as his true and lawful attorneys-in fact and agents for the undersigned, with full power of substitution, for in the name, place and stead of the undersigned to sign and file with the Securities and Exchange Commission under the Securities Act of 1933, as amended, (i) any and all pre-effective and post-effective amendments to the registration statement, (ii) any exhibits to any such registration or pre-effective or post-effective amendments or (iii) any and all applications and other documents in connection with any such registration statement or pre-effective or post effective amendments, and generally to do all things and perform any and all acts and things whatsoever requisite and necessary or desirable to enable the Registrants to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


Signature                              Title                                          Date
---------                              -----                                          ----
/s/ Robert Westrup                     President (Principal Executive Officer)        October 4, 2001
---------------------------------
Robert Westrup


/s/ Marc L. Bourhis                    Treasurer (Principal Accounting Officer        October 4, 2001
---------------------------------      and Principal Financial Officer)
Marc. L. Bourhis


/s/ Michael E. Maroone                 Director                                       October 4, 2001
---------------------------------
Michael E. Maroone


/s/ Jonathan P. Ferrando               Director                                       October 4, 2001
---------------------------------
Jonathan P. Ferrando



                                 SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrants have duly caused this Registration Statement to be signed on their behalf by the undersigned, thereunto duly authorized, in the city of Houston, state of Texas, on October 4, 2001.


                                    Charlie Thomas Chrysler-Plymouth, Inc.
                                    Charlie Thomas Ford, Inc.
                                    CT Motors, Inc.

                                    By: /s/ Robert Zweig
                                        --------------------------------------
                                        Robert Zweig
                                        President (Principal Executive Officer)



                             POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each individual whose signature appears below constitutes and appoints each of Jonathan P. Ferrando and Gordon E. Devens, as his true and lawful attorneys-in fact and agents for the undersigned, with full power of substitution, for in the name, place and stead of the undersigned to sign and file with the Securities and Exchange Commission under the Securities Act of 1933, as amended, (i) any and all pre-effective and post-effective amendments to the registration statement, (ii) any exhibits to any such registration or pre-effective or post-effective amendments or (iii) any and all applications and other documents in connection with any such registration statement or pre-effective or post effective amendments, and generally to do all things and perform any and all acts and things whatsoever requisite and necessary or desirable to enable the Registrants to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


Signature                              Title                                          Date
---------                              -----                                          ----
/s/ Robert Zweig                       President (Principal Executive Officer)        October 4, 2001
----------------------------------
Robert Zweig


/s/ Marc L. Bourhis                    Treasurer (Principal Accounting Officer        October 4, 2001
----------------------------------     and Principal Financial Officer)
Marc. L. Bourhis


/s/ Michael E. Maroone                 Director                                       October 4, 2001
----------------------------------
Michael E. Maroone


/s/ Jonathan P. Ferrando               Director                                       October 4, 2001
----------------------------------
Jonathan P. Ferrando



                                 SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Ft. Lauderdale, state of Florida, on October 4, 2001.


                                   ACER Fiduciary, Inc.

                                   By: /s/ Jennifer L. Boese
                                       ---------------------------------------
                                       Jennifer L. Boese
                                       President (Principal Executive Officer)



                             POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each individual whose signature appears below constitutes and appoints each of Jonathan P. Ferrando and Gordon E. Devens, as his true and lawful attorneys-in fact and agents for the undersigned, with full power of substitution, for in the name, place and stead of the undersigned to sign and file with the Securities and Exchange Commission under the Securities Act of 1933, as amended, (i) any and all pre-effective and post-effective amendments to the registration statement, (ii) any exhibits to any such registration or pre-effective or post-effective amendments or (iii) any and all applications and other documents in connection with any such registration statement or pre-effective or post effective amendments, and generally to do all things and perform any and all acts and things whatsoever requisite and necessary or desirable to enable the Registrants to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


Signature                              Title                                          Date
---------                              -----                                          ----
/s/ Jennifer L. Boese                  President (Principal Executive Officer)        October 4, 2001
----------------------------------
Jennifer L. Boese


/s/ Jennifer L. Boese                  Treasurer (Principal Accounting Officer        October 4, 2001
----------------------------------     and Principal Financial Officer)
Jennifer L. Boese


/s/ Jonathan P. Ferrando               Director                                       October 4, 2001
----------------------------------
Jonathan P. Ferrando


/s/ Michael E. Maroone                 Director                                       October 4, 2001
-------------------------------------



                                 SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Ft. Lauderdale, state of Florida, on October 4, 2001.


                                    AutoNation Insurance Company, Inc.

                                    By: /s/ Jennifer L. Boese
                                        --------------------------------------
                                        Jennifer L. Boese
                                        President (Principal Executive Officer)



                             POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each individual whose signature appears below constitutes and appoints each of Jonathan P. Ferrando and Gordon E. Devens, as his true and lawful attorneys-in fact and agents for the undersigned, with full power of substitution, for in the name, place and stead of the undersigned to sign and file with the Securities and Exchange Commission under the Securities Act of 1933, as amended, (i) any and all pre-effective and post-effective amendments to the registration statement, (ii) any exhibits to any such registration or pre-effective or post-effective amendments or (iii) any and all applications and other documents in connection with any such registration statement or pre-effective or post effective amendments, and generally to do all things and perform any and all acts and things whatsoever requisite and necessary or desirable to enable the Registrants to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


Signature                              Title                                          Date
/s/ Jennifer L. Boese                  President (Principal Executive Officer)        October 4, 2001
-------------------------------
Jennifer L. Boese


/s/ C. Coleman G. Edmunds              Treasurer (Principal Accounting Officer        October 4, 2001
-------------------------------        and Principal Financial Officer)
C. Coleman G. Edmunds


/s/ C. Coleman G. Edmunds              Director                                       October 4, 2001
------------------------------
C. Coleman G. Edmunds


/s/ Guy F. Ragosta                     Director                                       October 4, 2001
------------------------------
Guy F. Ragosta



                                 SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Ft. Lauderdale, state of Florida, on October 4, 2001.


                                  AutoNation Benefits Company, Inc.

                                  By: /s/ Craig T. Monaghan
                                      ----------------------------------------
                                      Craig T. Monaghan
                                      Chief Executive Officer (Principal
                                      Executive Officer)



                             POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each individual whose signature appears below constitutes and appoints each of Jonathan P. Ferrando and Gordon E. Devens, as his true and lawful attorneys-in fact and agents for the undersigned, with full power of substitution, for in the name, place and stead of the undersigned to sign and file with the Securities and Exchange Commission under the Securities Act of 1933, as amended, (i) any and all pre-effective and post-effective amendments to the registration statement, (ii) any exhibits to any such registration or pre-effective or post-effective amendments or (iii) any and all applications and other documents in connection with any such registration statement or pre-effective or post effective amendments, and generally to do all things and perform any and all acts and things whatsoever requisite and necessary or desirable to enable the Registrants to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


Signature                              Title                                          Date
---------                              -----                                          ----
/s/ Craig T. Monaghan                  Chief Executive Officer (Principal             October 4, 2001
----------------------------------     Executive Officer)
Craig T. Monaghan


/s/ Jennifer L. Boese                  Treasurer (Principal Accounting                October 4, 2001
----------------------------------     Officer and Principal Financial Officer)
Jennifer L. Boese


/s/ Jonathan P. Ferrando               Director                                       October 4, 2001
----------------------------------
Jonathan P. Ferrando


/s/ B. Gene Clayton                    President, Director                            October 4, 2001
-----------------------------------
B. Gene Clayton


/s/ Craig T. Monaghan                  Director                                       October 4, 2001
-----------------------------------
Craig T. Monaghan


/s/ Peter C. Smith                     Director                                       October 4, 2001
---------------------------------------
Peter C. Smith